As filed with the Securities and Exchange Commission on April 25, 2012.

File No. 333-150916

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 116

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:                        Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2012 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a) of Rule 485.

☐ On                          pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life III (VUL III)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2012. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2012

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact the MassMutual Customer Service Center to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund1 (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Investors Trust

ING Clarion Global Real Estate Portfolio (Class S)

MML Series Investment Fund

MML Aggressive Allocation Fund (Initial Class)

MML Balanced Allocation Fund (Initial Class)

MML Blue Chip Growth Fund (Initial Class)

MML Conservative Allocation Fund (Initial Class)

MML Equity Income Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Foreign Fund (Initial Class)

MML Global Fund (Class II)

MML Growth & Income Fund (Initial Class)

MML Growth Allocation Fund (Initial Class)

MML Income & Growth Fund (Initial Class)

MML Large Cap Value Fund (Initial Class)

MML Mid Cap Growth Fund (Initial Class)

MML Mid Cap Value Fund (Initial Class)

MML Moderate Allocation Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Small/Mid Cap Value Fund (Initial Class)

MML Series Investment Fund II

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small/Mid Cap Equity Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

PIMCO Variable Insurance Trust

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)

1	Formerly known as Invesco V.I. Dividend Growth Fund.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	24
Administrative Office	1
attained age	5
division	19
face amount	12
free look	5, 13
general investment account	19
good order	11
grace period	26
guarantee period	26
guarantee premium	26
in force	5, 11
initial face amount	12
insurance risk	9
issue date	17
modified endowment contract (MEC)	6, 48
monthly charge date	42
net investment experience	24
net premium	16
net surrender value	32
planned premium	14
policy date	17
policy debt	25
policy debt limit	33
premium expense factor	7
register date	17
safety test	26
termination	6, 25
valuation date	11
7-pay test	48

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid through attained age 90 and not refunded (with or without interest on premiums paid during the first five policy years). (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.)

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is delivered during which you can cancel the policy and receive a refund (free look).
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 30 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT

In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

Certain restrictions apply to transfers to and from the GPA.

FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•   change the beneficiary;

•   change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and “Policy Transactions” sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
LOANS	You may take a loan on the policy once your account value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there is no outstanding policy debt.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions. It is possible you could lose your entire investment.
SUITABILITY	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy, you will be subject to surrender charges during the first 9 policy years and during the first 9 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the net surrender value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•   Withdrawals are not available in the first policy year; however, full surrenders are permitted.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the $25 withdrawal fee.

•   The maximum withdrawal is 75% of the net surrender value.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

•   Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

•   We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy or we are required to reject or restrict by the applicable fund.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. It will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1/2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1,2]	When you pay premium.	All Coverage Years 6% of each premium payment.	All Coverage Years 8% of each premium payment up to and including the premium expense factor; 7% of any premium payment in excess of the premium expense factor.
Surrender Charges[2,3,4,5] Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount.	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.08 – $50.58	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class.[2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	First Coverage Year • $11.25 per $1000 of Face Amount	First Coverage Year • $11.25 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
Substitute of Insured Rider	When you elect to substitute the insured.	$75	$75
1	The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located in the “Charges and Deductions” section, under “Deductions from Premiums.”

Per $1,000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	5.80	5.05
35	9.00	7.38
55	25.70	20.70
85	56.50	46.20
2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

5	Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount. They will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table. These factors vary by issue age and may vary for policies issued in New York.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	6	0.73 – 0.82
2	0.94 – 1.00	7	0.60 – 0.75
3	0.88 – 1.00	8	0.40 – 0.50
4	0.82 – 1.00	9	0.20 – 0.25
5	0.77 – 1.00	10	0.00
6	The rates shown for the “representative insured” are first year rates only.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Insurance Charge[1,2]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.02 – $83.33	• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,3]	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Insurance Risk	• $0.09 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.004 – $83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge[2]	Monthly, on the policy’s monthly charge date.	$10 per policy	$15 per policy
Asset Charge[2,4]	Daily.	Current range of rates as an annual percentage of the policy’s average daily net assets in the Separate Account • 0.15% – 0.70%	Maximum annual percentage of the policy’s average daily net assets in the Separate Account • 0.90%
Face Amount Charge[2],5,6	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Initial Face Amount. • $0.05 – $1.79	Guaranteed Maximum Rate per $1000 of Initial Face Amount. • $1.79
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class.[3,5]	Monthly, on the policy’s monthly charge date.	• $0.27 per $1000 of Initial Face Amount	• $0.27 per $1000 of Initial Face Amount
Loan Interest Rate Expense Charge[2,7]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Current Range of Rates as a percentage of loaned amount • 0.15% – 0.65%	Guaranteed Maximum Rate as a percentage of loaned amount • 1.00%

Rider	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[6,8,9]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Plus Current Range of Rates per $1 of Specified Benefit Amount • $0.00 – $0.04	same as current
Rider charge for a 35-year-old male.[3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability[6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male.[3,6]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $29.79	• $29.79 per $1000 of Rider Insurance Risk
Rider charge for a 35-year-old male.[1,3]	Monthly, on the policy’s monthly charge date.	• $0.08 per $1000 of Rider Insurance Risk	• $0.09 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[6,8,9]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28	same as current
Rider charge for a 35-year-old male.[3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Waiver of Specified Premium[6,8,9]	Monthly, on the policy’s monthly charge date.	The Greater of the Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Or the Current Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04	The Greater of the Guaranteed Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Or the Guaranteed Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04
Rider charge for a 35-year-old male.[3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Monthly Premium Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Monthly Premium Amount
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.		Current Range of Rates • $0.002 – $83.33 per $1000 of Rider Insurance Risk Current range of Rates • $0.08 – $ 83.33 per $1000 of Rider Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The asset charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2001 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
3	The rates shown for the “representative insured” are first year rates only.

4	The asset charge varies according to the policy’s average daily net assets in the separate account and the policy year as detailed in the table below.

Your Value in the Separate Account	Current Charge Policy Years 1-10	Maximum Charge Policy Years 1-10	Current Charge Policy Years 11+	Maximum Charge Policy Years 11+
$0 – $49,999.99	0.70%	0.90%	0.15%	0.40%
$50,000 – $99,999.99	0.60%	0.90%	0.15%	0.40%
$100,000+	0.50%	0.90%	0.15%	0.40%

5	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender and risk classification of the insured for the initial face amount and, for increases, by the insured’s attained age, gender and risk classification on the effective date of the increase. The face amount charge will not be reduced if the face amount is reduced. The range of face amount charges reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds. See the full range of rates per $1000 of face amount in the table below.

Policy Year	Current Rates	Maximum Rate
1–2	$0.07 – $1.79	$1.79
3–5	$0.05 – $1.19	$1.19
6+	$0.00	$0.00

6	The rates shown are for standard risks and vary by the insured’s gender and age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
7	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first 10 policy years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.15% of the loaned amount in subsequent policy years. The maximum Loan Interest Rate Expense Charge during the first 10 policy years is 1.00% of the loaned amount and 0.50% of the loaned amount in subsequent policy years.
8	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
9	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2011 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.22%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy. You cannot, however, change the death benefit option during the policy’s first year nor can death benefit option 3 (return of premium option) be selected after the policy is issued. In addition, you cannot change the death benefit option beyond attained age 120. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” and “Other Policy Rights and Limitations”. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. In California, the policy is not available to any owner over age 59. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the written request is signed. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change of owner on a non-discriminatory basis. Please refer to your policy. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You name the insured in the application for the policy. We will not issue a policy for an insured who is beyond attained age 90. Before issuing a policy, we will require evidence to determine the insurability of the insured. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

If no beneficiary is living when the insured dies, we will pay you the death benefit unless you have given us different instructions. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s “face amount”. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy becomes effective on the date all of the necessary requirements are received, in good order, at our Administrative Office. However, if we have not received the amount required to pay the first premium and any subsequent premiums already due, and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Policies generally are issued with values that vary based on the gender of the insured. In some situations, however, we may issue unisex policies (policies whose values do not vary by the gender of the insured). Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You have the right to cancel the policy, generally, within 10 days of receiving it (free look). If you cancel the policy, we will issue a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may receive.

Most states require us to refund the policy’s account value less any policy debt. Other states require us to refund the premium paid less withdrawals and debt. In those states your premium payment is held in the MML Money Market division of the separate account during the free look period.

Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.

To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, or otherwise terminated, with the replaced insurer, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace a policy with another policy, you might have to pay a surrender charge on the policy surrendered, and there may be a new surrender charge for the new policy. In addition, other charges may be higher (or lower) and the benefits may be different.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	premium frequency,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Generally, you will give your first premium payment or payment instructions to the registered representative who sold you the policy. The currently available methods of payment for your first premium include:

•

authorizing the Company to draft the initial premium electronically from your bank account. You initiate the electronic payment for the initial premium by completing the appropriate administrative form;

•	check; and
•	wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

Please note that your initial premium is applied to your policy when the payment is received in good order at our Administrative Office and after the policy has been issued.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June, you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement”.

Subsequent Premium Payments

If mailing a subsequent premium payment, you must send it to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual Financial Group

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

We also offer options to allow you to pay premiums through electronic means. You may authorize the Company to draft the initial premium electronically for this policy from your bank account by completing the appropriate administrative form.

You may also initiate a single, non-recurring premium payment for your inforce policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic premium payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic premium payment, you must call the MassMutual Customer Service Center at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. ET).

If a bank draft is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see Policy Termination and Reinstatement for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If you do not specify a date, we will select a date and provide notice 10 days in advance of the first draft. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient net surrender value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of your payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You also may contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income Tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual premium expense factor for the policy;
(b)	the amount of premium paid in the preceding policy year; or
(c)	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or
(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issue the policy. The “policy date” normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will not accrue on your policy prior to the policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.

The “register date” is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums

We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We do not pay you interest on these amounts or credit any interest to your policy prior to the issue date.

It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account. We do not pay you interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

Initial premium payments that are in good order and held in our general investment account on the issue date will be credited with the current GPA interest rate on that date. Your initial net premium payment, including any amounts held in our general investment account, will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your policy states that upon “free look” we will refund the policy’s account value, less any policy debt, the register date is the valuation date that is on or next follows the latest of:

a.	the day after the issue date of the policy;
b.	the date we or the appropriate lockbox receives the balance of your initial premium; or
c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

If your policy states that upon “free look” we will refund the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on the latest of:
a.	the number of days from issue required by each contract state’s free look period plus six days; or
b.	the date we or the appropriate lockbox receives the balance of your initial premium; or
c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.
2.	We will allocate existing values, held as of the policy’s issue date, to the MML Money Market division on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges plus any interest earned on the issue date.); and
3.	We will allocate any net premiums received after the issue date but before the register date to the MML Money Market division.

If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

Depending on the state of issue, we may hold your initial net premium payments in the MML Money Market division until the Free Look period is completed.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL III policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL III policies. Currently, the VUL III segment is divided into over 30 divisions. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL III policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact the MassMutual Service Center to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Value
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
	MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: BlackRock Investment Management, LLC
	MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
Large-Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund[2] (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
	MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Large-Cap Growth
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.
Small/Mid-Cap Blend
	MML Small/Mid Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Growth
	MML Mid Cap Growth (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
International/Global
	MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Specialty
	ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
2	Formerly known as Invesco V.I. Dividend Growth Fund.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Addition, Removal, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, remove or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information—Distribution” in this prospectus.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Assets of our general investment account may be used to pay any of our liabilities.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your account value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the asset charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the policy loan rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough net surrender value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	its net surrender value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value less any surrender charges that may apply.

We refer to all outstanding loans plus accrued interest as “policy debt”.

Safety Test

If there is no policy debt, the safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. If the safety test is met and the account value is insufficient to cover the monthly charges due, the monthly charges due will be reduced to an amount equal to the account value. The account value will never be less than zero.

The safety test can be met only during the guarantee period(s) stated in the policy. Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the riders on the policy, if any,
•	the current face amount, and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

The policy has two “guarantee periods.”

•	The first guarantee period is the first 9 policy years.
•	The second guarantee period is to attained age 121 of the insured.

Both guarantee periods begin on your policy date. The net surrender value at the end of the first guarantee period may be insufficient to keep the policy in force unless an additional premium payment is made at that time.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value less surrender charges cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

•	the amount needed to satisfy the safety test, or
•	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the valuation date on or next following the later of:

•	the date we approve your application or
•	the date we receive the premium required to reinstate the policy.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

You may not make any fund transfers during the free look period for policies under which we refund the premium paid for the policy less withdrawals and policy debt.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division(s).

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the divisions may cause the ratios of your account value in those selected divisions to change. The Portfolio Rebalancing Program allows you to choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the divisions you select so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Portfolio Rebalancing requests received in good order at our Administrative Office will generally be processed within 5 business days of receipt.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Foreign, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•    60% in MML Managed Bond and

•    40% in Oppenheimer Main Street.

Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Foreign and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to limit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death benefit proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the guaranteed principal account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to “Other Policy Rights and Limitations” for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the loan interest rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions of the Separate Account and the GPA according to your current premium allocation instructions.

Loan Interest Charged

All policy debt is assessed loan interest at a fixed rate of 4%.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. However, your ability to transfer funds from the GPA is limited to one each policy year and, generally, you cannot transfer more than 25% of the policy’s guaranteed principal account value, excluding any policy debt, at the time of the transfer.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the end of a valuation date, your loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for subsequent premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until you have repaid all loan amounts originally deducted from that account. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. Any loan repayment that is in excess of the outstanding loan will be applied as a premium and allocated according to your current premium allocation instructions after deduction of the premium expense charge.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco use classification.

Guideline Premium Test

Under this test the minimum death benefit also is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy, you must choose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
(a)	the face amount on the date of death; or
(b)	the minimum death benefit on the date of death.
•	Option 2 – The benefit amount is the greater of:
(a)	the face amount plus the account value on the date of death; or
(b)	the minimum death benefit on the date of death.
•	Option 3 – The benefit amount is the greater of:
(a)	the face amount, plus the premiums paid (less any premiums refunded and any premiums paid after the insured’s attained age 90) to the date of death, plus optional interest that is credited during the first five policy years on premiums paid; or
(b)	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Death benefit option 3 is available with the choice of having interest applied to all premiums paid (and not refunded) for the first five policy years. This interest only increases the death benefit available under this option; it is not credited to the account value of your policy. Election of the interest option must be made at the time of application. The interest rate for this interest option is declared monthly and credited on each monthly charge date during the first five policy years, although we do not guarantee that the interest rate will be greater than zero. Interest is credited on the cumulative premiums paid, including any interest previously credited.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living.

However, the death benefit option may not be changed to death benefit option 3 and no change will be permitted beyond the insured’s attained age 120. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request to our Administrative Office to change your death benefit option. We do not require evidence of insurability.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

•	less than $25,000, or
•	made after the anniversary of your policy’s issue date nearest the insured’s 90th birthday.

If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the net surrender value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 9 years of each segment of coverage. In addition, the safety test guarantee premium will increase.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 120; or
•	if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (at our Administrative Office) the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; or
iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

Interest on Death Benefit

We will add interest from the date of the Insured’s death to the date of a lump sum payment or the effective date of a payment option payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the annual rate required by applicable law. If death benefit option 3 with interest applied to premiums is in effect, interest will accumulate separately on the Face Amount and the premiums paid. From the date of death to the date of payment, the interest paid on the Face Amount will be computed using an effective rate of not less than 3% or, if greater, the annual rate required by applicable law. The interest paid on the premiums paid will be the greater of the interest rate then in effect for death benefit option 3 with interest paid on premiums, 3% and the annual rate required by law.

Additional interest will be added to the date of payment at an effective annual rate of 10% beginning 31 days from the later of:

•	the date we receive due proof of the Insured’s death; and
•	the date we receive sufficient information to determine our liability, the extent of the liability, and the appropriate beneficiary legally entitled to the proceeds; and
•

the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to us. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships: (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the FDIC. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

INSTALLMENTS FOR A SPECIFIED PERIOD	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
LIFE INCOME	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
INTEREST	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 1%.
INSTALLMENTS OF A SPECIFIED AMOUNT	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 1%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
LIFE INCOME WITH PAYMENTS GUARANTEED FOR AMOUNT APPLIED	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
JOINT LIFETIME INCOME WITH REDUCED PAYMENTS TO SURVIVOR	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $10,000 per beneficiary. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured commits suicide, while sane or insane, within two years after the issue date of this policy and while the policy is in force, this policy will terminate. In this case, we will only pay an amount equal to the premiums accepted for this policy, less any amounts withdrawn and less any policy debt.

If the insured commits suicide, while sane or insane, within two years after this policy is reinstated and while the policy is in force, the policy will terminate. In this case, we will only pay an amount equal to any amount paid to reinstate the policy and any premiums accepted thereafter, less any amounts withdrawn and less any policy debt.

If the insured commits suicide, while sane or insane, within two years after the effective date of any increase in the face amount, we will pay an amount equal to the monthly charges for that segment. No additional payments will be made for that face amount increase. However, if a payment as described in either of the two preceding paragraphs is made, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. Whether or not the face amount is adjusted, monthly charges after the correction will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

You may choose all of the riders described; however, the Disability Benefit, Waiver of Monthly Charges and Waiver of Specified Premium Riders may not be used in combination. After you have selected and been issued one of these three riders, you may not terminate the rider and choose one of the other two riders.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain option dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider

This rider provides level term insurance on the life of either the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. Payment of a charge of no more than $75 is due upon request to exercise this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Specified Premium Rider

Under this rider, we will credit the account value the greater of:

•	the specified monthly premium or
•	the monthly charges due for the policy

while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 6% of any premium paid. The maximum premium expense charge we can deduct is 8% of premium up to and including the premium expense factor, and 7% of premium over the premium expense factor.

For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase.

Example:

Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is $9 per $1,000 of face amount or 1,800 (200 x 9).

Now assume that you make a premium payment of $1000. Your maximum premium expense charge is 8% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,800, your premium expense charge will be $80 (8% x $1000).

If your premium payment had been $2000, it would have exceeded the premium expense factor by $200 ($2000-1800). Consequently, your maximum premium expense charge would have been $158:

•	8% of $1,800 ($144) plus
•	7% of $200 ($14).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Fee

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We will also take any applicable surrender charges if your policy lapses. (See the “Policy Termination” section for more information.) Generally, these charges will apply during:

•	the first 9 years of coverage, and
•	the first 9 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, face amount increases, and the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account, excluding debt, in proportion to the values in each on the effective date of the surrender, or decrease in face amount or lapse.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. For the initial face amount, the rates are based on the insured’s issue age, gender, risk classification, and coverage year. For each increase in the face amount, the rates are based on the insured’s gender, age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100	6	73-82
2	94-100	7	60-75
3	88-100	8	40-50
4	82-100	9	20-25
5	77-100	10	0

The annual percentages may vary for policies issued in New York. For all policies, the surrender charge will not exceed $50.58 per $1,000 of face amount.

Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a pro-rata surrender charge that will not exceed the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the percentage of surrender charge taken for the face amount segment(s) that remains in force. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise either the Accelerated Death Benefit Rider or the Substitute of Insured Rider. The maximum processing fee for the Accelerated Death Benefit Rider is $250 ($150 is the current fee) and $75 for the Substitute of Insured Rider. Payment is due upon request to exercise the Substitute of Insured Rider; however, the fee for the Accelerated Death Benefit Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 1%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the insured’s attained age 120.

The monthly charge date is the date on which monthly charges for the policy are due. The first “monthly charge date” is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $15 per policy, per month.

Face Amount Charge

The face amount charge is based on a rate per $1,000 of the initial face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age, gender and risk classification of the insured for the initial face amount, and
•	for each increase, the insured’s age, gender and risk classification at time of the increase,

and it is multiplied by the segment face amount. The face amount charge will not be reduced if the face amount is reduced. The face amount charge is level for the first two coverage years, decreases to a lower charge for the succeeding three years and then is discontinued.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. Insurance risk is equal to the difference between the death benefit (discounted one month at the guaranteed minimum interest rate for the GPA) and the account value. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Tables or, for unisex rates, the 2001 Commissioners Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table. The rates are also based on the risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month reduced by any rider charges (other than disability riders) before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Waiver of Monthly Charges Rider and Waiver of Specified Premium Rider.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.01 to $29.79 per $1,000 of rider insurance risk for the Other Insured Rider. Monthly charges will not continue beyond the earlier of the base insured’s attained age 99 and the other insured’s attained age 99.

The current charge for the Waiver of Monthly Charges Rider is $0.00 to $0.28 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.00 to $0.28 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.04 per $1 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rider charge for the Waiver of Specified Premium Rider is the greater of the charge for monthly deductions or the charge for the specified monthly premium amount. If the rider charge is based on the monthly deductions, the charge is based on a current rate of $0.00 to $0.28 per $1 of monthly deductions. If the rider charge is based on the specified premium amount, the charge is based on a current rate of $0.00 to $0.04 per $1 of specified monthly premium amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Waiver of Specified Premium Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Asset Charge

The asset charge is determined on your policy’s monthly charge date and is based on your policy’s account value, on that monthly charge date, after the current monthly charges are deducted. The charge is applied, on a daily basis, to your value in the Separate Account only. The maximum annual asset charge is equal to the following percentages of the portion of your policy’s average daily net assets that are invested in the Separate Account:

•	0.90% during years 1 thru 10, and
•	0.40% thereafter.

When your policy is issued, the asset charge is set assuming your policy account value is $100,000, regardless of your policy’s actual account value. The asset charge will remain at this level until the monthly charge date that is on or immediately after the date we receive your first premium payment. On the monthly charge date immediately following your first premium payment, your asset charge will be set according to your policy’s actual account value. On each of the policy’s subsequent monthly charge dates during your first 10 policy years, we will determine the asset charge to be applied to your value in the Separate Account until the next monthly charge date. Even though your variable account value may change from day-to-day, the asset charge applied to your value invested in the Separate Account will only change on a monthly charge date when your account value has increased or decreased to a level that triggers the assessment of a different asset charge as shown in the following table.

Asset Charge Based on Policy’s Average Daily Net Assets in the Separate Account
Your Value in the Separate Account	Current Charge Policy Years 1-10	Maximum Charge Policy Years 1-10
$0 – $49,999.99	0.70%	0.90%
$50,000 – $99,999.99	0.60%	0.90%
$100,000+	0.50%	0.90%
Policy Years 11+	0.15%	0.40%

The asset charge compensates us for the risks and expenses involved in issuing and administering life insurance protection.

If the asset charge is not sufficient to cover the risks and expenses involved in issuing and administering the policy, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the policy. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds.

The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the IRS.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with IRS requirements); and
2.	an IRS individual taxpayer identification number (ITIN).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, the Medicare Hospital Insurance Tax that currently applies to individuals as a percentage of their wages or self employment income will also apply, at a 3.8 percent rate, to all or part of a taxpayer’s “net investment income” when certain income thresholds are met. “Net investment income” is defined to include, among other things, nonqualified annuities and net gain attributable to the disposition of property. The impact of these changes is not entirely clear, and IRS and the Treasury Department have not yet issued guidance regarding this new tax as it applies to annuities and life insurance contracts. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy. (The 3.8 % tax with respect to “net investment income” is known as the “Unearned Income Medicare Contribution.”)

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product

Federal securities law requires a registered representative to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, the MML Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the MML Money Market Division until the Fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds (which may have different fees);
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracts with outside firms who act as Wholesale Distributors and who may assist Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for their Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLIS registered representatives through MMLIS to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may influence the way that a Broker-Dealer or Wholesaler markets the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceeding or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Separate Account, or the ability of the Company to meet its obligations under the policy. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period. It is also possible that, in certain cases, an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our financial position.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability

Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account

Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “Investment Choices – The Separate Account.”

Obligations of Our General Investment Account

Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting the MassMutual Customer Service Center at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000
•	Premiums paid prior to the insured’s attained age 90

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 (without interest option) to Option 1*

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 3 to Option 2*

For a change from Option 3 (without interest option) to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date, or $1,025,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid to date and then decreased by the account value to $955,000 under Option 2, maintaining a death benefit of $1,025,000.

A similar type of change would be made for a change from Option 3 (with interest option) to Option 2.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, and interest applied to premiums paid of $5,000, the death benefit under Option 3 (with interest) is equal to the Face Amount plus the premiums paid to-date plus interest applied to premiums paid to-date, or $1,030,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid to date plus interest applied to premiums paid to-date and then decreased by the account value, to $960,000 under Option 2, maintaining a death benefit of $1,030,000.

*	All hypothetical examples involving death benefit option 3 are assumed to occur prior to the insured’s attained age 90.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-08075

Securities Act file number: 333-150916

Class (Contract) Identifier: C000066422

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2012

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2012, for the Variable Universal Life III (VUL III) policy. The VUL III policy and its prospectus may be referred to in this SAI.

For a copy of the VUL III prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	10
• The Separate Account	2	19

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Benefits Available by Rider	3	39

Underwriters	6	53
• Commissions	7
• Allowances/Overrides	7
• Progressive Compensation	8

Additional Information	8
• Underwriting Procedures	8
• Increases in Face Amount	9	36

Performance Data	9

Experts	10

Financial Statements	10

Variable Universal Life III

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Universal Life III

Statement of Additional Information

2

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•

the amount payable under any life insurance rider included with the policy, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

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Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally and continuously disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally and continuously disabled.

•

On specific monthly charge dates we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four continuous months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, or satisfactory proof of continued disability is not provided to us as required, or the insured refuses or fails to have an examination we require, or for the specified monthly benefit, the day before the insured’s attained age 65, and for the waiver of monthly charges, the day before the insured’s attained age 65 if total disability began when the insured’s attained age was 60 or older.

If total disability began before the insured’s attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.

Guaranteed Insurability Rider. This rider provides the right to purchase new insurance without evidence of insurability on certain option dates as defined in the rider by either an increase in the face amount of the existing policy or the purchase of a new policy. A written application is required and an initial premium for a new policy or any premium payment needed for a face amount increase to the existing policy must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

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Other Insured Rider. This rider provides level term insurance on the life of either the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the earliest of the rider’s tenth anniversary date or the other insured’s attained age 65, the rider may be fully or partially converted to another life insurance policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

The rider may be converted upon the death of the base policy insured (but only before the earliest of the rider’s tenth anniversary date or the attained age 65 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider will terminate on the rider expiration date listed in the rider specifications. This rider will also end if any of the following occurs:

•	expiration of the 90-day conversion period upon death of the policy insured;

•	the end of the grace period for any unpaid premium under the policy;

•	termination of the policy for any other reason;

•	change of the policy to a different policy on which this rider is not available; or

•	conversion of the remaining rider face amount under this rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates on the day before the policy anniversary date on which the current insured’s attained age becomes 75, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four continuous months and all conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible. If notice is given more

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than one year from the monthly charge date on which charges would have first been waived due to the insured’s total disability, we would only provide a benefit for the twelve monthly charge dates that immediately precede the date notice is given to us.

Waiver of Specified Premium Rider. Under this rider we will credit to the account value the greater of the monthly charges or a specified monthly premium amount designated by the policy owner. The policy owner may select the specified monthly premium benefit amount, from 0 (zero) up to a maximum amount. When the specified premium benefit amount is credited to the account value, it is treated as net premium. In other words, the benefit payment amount is not reduced by the premium expense charge.

These benefits will be provided after the insured has been totally disabled for four continuous months and all the conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age becomes 65 if total disability began when the insured’s attained age was 60 or older.

If the disability began before the insured was attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, LLC (MMLIS), a subsidiary of the Company, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (MML Distributors), a subsidiary of the Company, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors. Prior to January 1, 2011, MMLIS was known as MML Investors Service, Inc.

Both MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2011	$84,605	$1,219,142
2010	$111,575	$1,311,252
2009	$104,015	$1,578,587

This offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation

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or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLIS registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Commissions and other allowances will be paid through MMLIS and MML Distributors to agents and selling brokers for selling the policy, VUL III. As the policy was first offered for sale in 2008, commissions information can only be reported for two years. Commissions, as defined in the prospectus, were paid through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2011	$2,906	$850,148
2010	$8,918	$717,659
2009	$4,643	$665,585

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 92% of the first year commission.

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Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 0.67% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insured have a medical examination. Acceptance is subject to completion of all underwriting requirements and our underwriting rules.

The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Table (2001 CSO). In some states unisex rates may be required; in those situations the 2001 Commissioners Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table is used.

We may, however, charge less than the maximum monthly insurance charges shown in the policy specifications pages. In this case, the monthly insurance charges will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 2001 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

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Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 9 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the net surrender value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Asset Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would significantly reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Asset Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL III on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

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EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I (the Separate Account) as of December 31, 2011 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2012 includes explanatory language that states that the Company prepared the statutory financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (statutory accounting practices) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2011

Statements of Operations and Changes in Net Assets for the years ended December 31, 2011 and 2010

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2011 and 2010

Statutory Statements of Income (Loss) for the years ended December 31, 2011, 2010, and 2009

Statutory Statements of Changes in Surplus for the years ended December 31, 2011, 2010, and 2009

Statutory Statements of Cash Flows for the years ended December 31, 2011, 2010, and 2009

Notes to Statutory Financial Statements

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2011, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2011, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 2, 2012

LA2050

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	2,981,460	16,909	1,561,713	840,124	598,062	521,233	1,966,402	204,710	1,682	581,502	53,185	140,149

Identified cost	$19,224,128	$159,337	$9,014,405	$13,545,809	$21,258,633	$6,313,389	$50,413,398	$4,743,444	$63,573	$8,706,532	$498,443	$1,722,126

Value	$18,306,165	$125,636	$9,057,938	$13,492,396	$19,777,925	$6,134,914	$45,266,571	$4,698,100	$61,906	$9,030,719	$499,409	$1,834,551
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	124	-	-	1,730	-	1,749	-	220	-	-	-	-

Total assets	18,306,289	125,636	9,057,938	13,494,126	19,777,925	6,136,663	45,266,571	4,698,320	61,906	9,030,719	499,409	1,834,551

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	6	1,595	-	3,778	-	446	-	8	1,099	14	35

NET ASSETS	$18,306,289	$125,630	$9,056,343	$13,494,126	$19,774,147	$6,136,663	$45,266,125	$4,698,320	$61,898	$9,029,620	$499,395	$1,834,516

Outstanding Units
Policy owners	16,220,357	156,326	5,609,497	8,578,044	13,332,190	4,006,582	27,674,488	3,011,201	87,149	4,422,859	411,778	638,645

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.02	-	1.91	-	-	-	-	-	-	-	1.21	2.97
Variable Life Select	1.10	-	-	-	-	-	1.59	-	-	-	-	-
Strategic Group Variable Universal Life®	1.12	-	1.53	-	-	-	-	1.55	-	-	-	-
Survivorship Variable Universal Life	1.32	-	1.67	1.65	1.56	1.59	2.02	-	-	2.14	-	-
Variable Universal Life	1.18	-	1.63	1.61	1.52	1.49	1.71	-	-	2.09	-	-
Strategic Variable Life® Plus	0.99	0.80	1.85	-	-	-	-	1.62	0.71	-	1.13	2.83
Survivorship Variable Universal Life II	1.05	-	1.67	1.65	1.56	1.54	1.46	-	-	2.14	-	-
Variable Universal Life II
Tier 1	1.12	-	1.60	1.58	1.49	1.54	1.63	-	-	2.05	-	-
VUL GuardSM
Tier 1	1.50	-	1.63	1.61	1.53	1.91	1.90	-	-	2.10	-	-
Tier 2	1.27	-	1.38	1.43	1.26	1.40	1.56	-	-	1.66	-	-
Tier 3	1.24	-	1.35	1.40	1.24	1.37	1.53	-	-	1.63	-	-
Tier 4	1.25	-	1.36	1.41	1.25	1.39	1.54	-	-	1.64	-	-
Survivorship VUL GuardSM
Tier 1	1.16	-	1.23	1.34	1.18	1.36	1.47	-	-	1.47	-	-
Tier 2	1.17	-	1.24	1.35	1.19	1.37	1.48	-	-	1.48	-	-
Tier 3	1.18	-	1.25	1.36	1.20	1.38	1.49	-	-	1.49	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	1.43	-	-	-	-	-
Tier 2	-	-	-	-	-	-	1.44	-	-	-	-	-
Tier 3	-	-	-	-	-	-	1.44	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	500,070	27,401	13,168	5,271	42,392	95,925	147,041	13,701	116,796	348,553	2,969	253,547

Identified cost	$5,527,133	$228,030	$152,584	$51,286	$522,828	$1,550,553	$1,890,082	$380,632	$3,192,485	$10,284,545	$94,573	$6,975,007

Value	$5,820,813	$197,285	$142,211	$46,862	$595,182	$1,666,225	$2,229,148	$364,859	$3,239,916	$11,578,922	$97,106	$6,549,107
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	99	-	770	-	2,360	33	-	-

Total assets	5,820,813	197,285	142,211	46,862	595,281	1,666,225	2,229,918	364,859	3,242,276	11,578,955	97,106	6,549,107

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	338	12	7	13	-	60	-	6	-	-	17	87

NET ASSETS	$5,820,475	$197,273	$142,204	$46,849	$595,281	$1,666,165	$2,229,918	$364,853	$3,242,276	$11,578,955	$97,089	$6,549,020

Outstanding Units
Policy owners	6,141,812	197,946	134,273	34,654	872,819	1,090,977	3,317,406	242,616	1,911,805	9,811,569	60,741	9,349,353

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.21	-	1.24	-	-	-	-	-	-	0.98	-	0.60
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.04	-	-	-	0.70	1.60	0.77	-	1.77	-	-	-
Variable Universal Life	0.86	-	-	-	0.68	1.56	0.75	-	1.72	0.97	-	0.59
Strategic Variable Life® Plus	1.02	1.00	1.05	-	-	-	-	1.50	-	0.95	-	0.58
Survivorship Variable Universal Life II	0.89	-	-	-	0.70	1.60	0.77	-	1.77	1.00	-	0.62
Variable Universal Life II
Tier 1	0.96	-	-	-	0.67	1.53	0.65	-	1.70	1.28	-	0.79
VUL GuardSM
Tier 1	1.41	-	-	-	0.69	1.56	1.63	-	1.73	-	1.80	-
Tier 2	1.23	-	-	-	0.57	1.42	1.21	-	1.60	-	1.61	-
Tier 3	1.21	-	-	-	0.56	1.39	1.18	-	1.57	-	1.58	-
Tier 4	1.22	-	-	-	0.57	1.40	1.19	-	1.58	-	1.59	-
Survivorship VUL GuardSM
Tier 1	1.18	-	-	-	0.54	1.31	1.38	-	1.54	-	1.48	-
Tier 2	1.18	-	-	-	0.55	1.32	1.39	-	1.55	-	1.49	-
Tier 3	1.19	-	-	-	0.55	1.33	1.40	-	1.56	-	1.51	-
Variable Universal Life III
Tier 1	-	-	-	1.35	1.07	1.31	1.60	-	-	-	-	-
Tier 2	-	-	-	1.35	1.07	1.31	1.61	-	-	-	-	-
Tier 3	-	-	-	1.36	1.08	1.31	1.61	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

ASSETS
Investments
Number of shares	3,951	54,774	18,701	299,903	94,211	19,577	4,317	22,004	1,434,574	327,468	2,105	10,549

Identified cost	$99,479	$1,222,488	$356,928	$4,220,420	$1,417,238	$174,545	$37,062	$216,793	$22,149,944	$3,416,526	$15,101	$108,242

Value	$100,749	$1,345,240	$362,995	$4,285,610	$1,769,281	$178,546	$36,524	$221,360	$25,129,307	$3,739,687	$14,946	$108,027
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	231	-	-	108	-	-	264	2,885	49	-	-

Total assets	100,749	1,345,471	362,995	4,285,610	1,769,389	178,546	36,524	221,624	25,132,192	3,739,736	14,946	108,027

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	27	-	12	4,548	-	15	5	-	-	-	3	18

NET ASSETS	$100,722	$1,345,471	$362,983	$4,281,062	$1,769,389	$178,531	$36,519	$221,624	$25,132,192	$3,739,736	$14,943	$108,009

Outstanding Units
Policy owners	88,793	1,162,492	239,601	2,156,353	1,383,841	138,117	28,873	167,995	12,347,289	4,761,840	10,560	87,728

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$4.87	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	4.03	-	-	-
Strategic Variable Life®	-	1.36	-	2.46	1.35	-	-	-	2.35	0.60	-	-
Variable Life Select	-	-	-	-	-	-	-	-	2.25	-	-	-
Strategic Group Variable Universal Life®	-	1.11	-	1.99	1.14	0.90	-	0.95	-	0.79	-	0.97
Survivorship Variable Universal Life	-	-	1.59	1.99	-	-	-	-	1.48	0.87	-	-
Variable Universal Life	-	-	1.55	1.94	-	-	-	-	1.38	0.62	-	-
Strategic Variable Life® Plus	-	1.15	-	2.17	1.20	-	-	-	1.36	0.58	-	-
Survivorship Variable Universal Life II	-	-	1.59	1.99	-	-	-	-	1.42	0.65	-	-
Variable Universal Life II
Tier 1	-	-	1.52	1.90	-	-	-	-	1.39	0.79	-	-
VUL GuardSM
Tier 1	1.29	-	1.56	1.95	-	-	-	-	1.62	1.24	-	-
Tier 2	1.07	-	1.37	1.48	-	-	-	-	1.45	1.09	-	-
Tier 3	1.05	-	1.35	1.45	-	-	-	-	1.42	1.07	-	-
Tier 4	1.06	-	1.36	1.46	-	-	-	-	1.44	1.07	-	-
Survivorship VUL GuardSM
Tier 1	1.08	-	1.31	1.69	-	-	-	-	1.37	1.08	-	-
Tier 2	1.09	-	1.32	1.70	-	-	-	-	1.38	1.09	-	-
Tier 3	1.10	-	1.33	1.71	-	-	-	-	1.39	1.10	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	1.44	1.26	1.38	-	1.52	1.42	1.38
Tier 2	-	-	-	-	-	1.44	1.27	1.39	-	1.53	1.42	1.38
Tier 3	-	-	-	-	-	1.44	1.27	1.39	-	1.53	1.42	1.38

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division

ASSETS
Investments
Number of shares	340,619	111,797	3,842,000	7,134	3,474,089	6,375	3,888	7,267	19,538	10,626	557,830	745,701

Identified cost	$1,945,873	$974,405	$83,521,919	$67,634	$51,289,379	$59,088	$32,176	$58,571	$184,742	$87,740	$5,779,030	$8,119,258

Value	$1,924,536	$971,294	$71,130,155	$65,635	$54,751,637	$51,830	$31,609	$56,900	$186,196	$90,955	$6,448,517	$8,188,342
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	9,610	31	6,725	-	-	-	-	-	-	-

Total assets	1,924,536	971,294	71,139,765	65,666	54,758,362	51,830	31,609	56,900	186,196	90,955	6,448,517	8,188,342

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	127	28	-	-	-	11	11	8	14	11	67	866

NET ASSETS	$1,924,409	$971,266	$71,139,765	$65,666	$54,758,362	$51,819	$31,598	$56,892	$186,182	$90,944	$6,448,450	$8,187,476

Outstanding Units
Policy owners	2,400,038	667,487	41,138,324	49,983	45,920,165	43,180	23,258	44,459	137,834	69,265	4,169,627	7,031,848

UNIT VALUE
Variable Life Plus	$-	$-	$4.55	$-	$0.97	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	3.70	-	2.30	-	-	-	-	-	-	-
Strategic Variable Life®	0.53	-	2.06	-	1.87	-	-	-	-	-	-	-
Variable Life Select	-	-	1.96	-	1.06	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	0.90	-	1.46	-	-	-	0.92	-	-	-
Survivorship Variable Universal Life	0.82	1.54	1.11	-	1.31	-	-	-	-	-	1.61	1.25
Variable Universal Life	0.80	1.50	1.04	-	1.15	-	-	-	-	-	1.57	1.22
Strategic Variable Life® Plus	0.51	-	1.02	-	1.10	-	-	-	-	-	-	1.08
Survivorship Variable Universal Life II	0.82	1.54	1.10	-	1.00	-	-	-	-	-	1.61	1.25
Variable Universal Life II
Tier 1	0.80	1.47	1.02	-	1.10	-	-	-	-	-	1.54	1.17
VUL GuardSM
Tier 1	1.47	1.51	1.46	-	1.53	-	-	-	-	-	1.51	1.50
Tier 2	1.02	1.29	1.24	-	1.31	-	-	-	-	-	1.44	1.25
Tier 3	1.00	1.26	1.22	-	1.28	-	-	-	-	-	1.41	1.23
Tier 4	1.01	1.27	1.22	-	1.29	-	-	-	-	-	1.42	1.24
Survivorship VUL GuardSM
Tier 1	1.12	1.22	1.14	-	1.23	-	-	-	-	-	1.36	1.15
Tier 2	1.13	1.23	1.14	-	1.24	-	-	-	-	-	1.37	1.16
Tier 3	1.14	1.24	1.15	-	1.25	-	-	-	-	-	1.38	1.17
Variable Universal Life III
Tier 1	1.20	1.33	1.31	1.31	1.36	1.20	1.36	1.28	1.41	1.31	1.40	1.26
Tier 2	1.21	1.34	1.32	1.32	1.36	1.20	1.36	1.28	1.42	1.31	1.41	1.26
Tier 3	1.21	1.34	1.32	1.32	1.37	1.21	1.37	1.29	1.42	1.32	1.41	1.27

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division

ASSETS
Investments
Number of shares	3,128,808	6,786	7,283	10,403	87,175,294	335,946	494,410	8,274	1,921,486	7,963	5,250	120,518

Identified cost	$38,753,483	$83,249	$69,414	$107,100	$87,101,109	$1,595,542	$7,134,995	$81,370	$15,717,245	$68,460	$54,117	$1,463,544

Value	$40,642,239	$81,971	$74,068	$104,449	$87,090,124	$1,957,069	$7,935,527	$81,004	$14,538,106	$67,766	$49,508	$1,361,850
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	6,641	554	-	-	-	20	-	688

Total assets	40,642,239	81,971	74,068	104,449	87,096,765	1,957,623	7,935,527	81,004	14,538,106	67,786	49,508	1,362,538

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1,162	14	12	5	-	-	524	13	6,013	-	8	-

NET ASSETS	$40,641,077	$81,957	$74,056	$104,444	$87,096,765	$1,957,623	$7,935,003	$80,991	$14,532,093	$67,786	$49,500	$1,362,538

Outstanding Units
Policy owners	19,379,964	47,820	49,852	81,327	52,425,706	1,931,859	5,889,171	56,063	9,868,962	43,900	66,489	1,018,216

UNIT VALUE
Variable Life Plus	$4.67	$-	$-	$-	$2.17	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	4.09	-	-	-	1.90	-	-	-	-	-	-	-
Strategic Variable Life®	2.59	-	-	-	1.54	0.54	1.09	-	-	-	-	2.07
Variable Life Select	2.51	-	-	-	1.48	-	-	-	1.63	-	-	-
Strategic Group Variable Universal Life®	1.90	-	-	0.94	-	-	-	-	1.66	-	0.74	1.34
Survivorship Variable Universal Life	2.09	-	-	-	1.35	1.22	1.49	-	1.46	-	-	-
Variable Universal Life	1.95	-	-	-	1.26	1.18	1.15	-	1.73	-	-	-
Strategic Variable Life® Plus	1.95	-	-	-	-	0.52	1.06	-	1.82	-	-	1.28
Survivorship Variable Universal Life II	2.02	-	-	-	1.24	1.22	1.19	-	1.61	-	-	-
Variable Universal Life II
Tier 1	1.71	-	-	-	1.11	1.10	1.41	-	1.41	-	-	-
VUL GuardSM
Tier 1	1.52	-	-	-	1.11	1.98	1.95	-	1.55	-	-	-
Tier 2	1.48	-	-	-	1.09	1.53	1.44	-	1.24	-	-	-
Tier 3	1.45	-	-	-	1.07	1.50	1.41	-	1.22	-	-	-
Tier 4	1.47	-	-	-	1.08	1.51	1.43	-	1.23	-	-	-
Survivorship VUL GuardSM
Tier 1	1.41	-	-	-	1.08	1.57	1.48	-	1.23	-	-	-
Tier 2	1.42	-	-	-	1.09	1.58	1.49	-	1.24	-	-	-
Tier 3	1.43	-	-	-	1.10	1.59	1.50	-	1.25	-	-	-
Variable Universal Life III
Tier 1	1.30	1.71	1.48	1.40	0.98	-	1.49	1.44	1.49	1.54	-	-
Tier 2	1.31	1.72	1.49	1.40	0.98	-	1.50	1.45	1.50	1.55	-	-
Tier 3	1.31	1.72	1.49	1.41	0.99	-	1.50	1.45	1.50	1.55	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division

ASSETS
Investments
Number of shares	1,208,227	1,151,522	2,250,257	3,595,650	2,738,565	10,333,448	829,885	123,618	10,571,020	703,399	431,497	290,255

Identified cost	$44,182,763	$10,122,676	$64,087,202	$18,599,340	$5,521,358	$17,755,083	$16,664,071	$1,936,717	$10,571,020	$29,270,626	$784,418	$393,834

Value	$48,027,039	$9,073,995	$61,792,056	$19,344,598	$5,203,275	$17,773,531	$17,186,919	$2,122,525	$10,571,020	$33,101,951	$862,994	$354,111
Dividends receivable	-	-	-	-	-	-	-	-	39	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	1,761	815	612	-	-	3,379	9,056	-	-	-	99	27

Total assets	48,028,800	9,074,810	61,792,668	19,344,598	5,203,275	17,776,910	17,195,975	2,122,525	10,571,059	33,101,951	863,093	354,138

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	747	2,145	-	-	345	184	5,615	-	-

NET ASSETS	$48,028,800	$9,074,810	$61,792,668	$19,343,851	$5,201,130	$17,776,910	$17,195,975	$2,122,180	$10,570,875	$33,096,336	$863,093	$354,138

Outstanding Units
Policy owners	38,544,774	8,152,821	31,987,196	9,803,698	12,262,660	12,186,492	15,256,104	946,713	8,028,578	25,929,947	907,845	329,445

UNIT VALUE
Variable Life Plus	$-	$-	$1.34	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	-	-	3.61	-	0.64	-	-	-	-	2.28	-	-
Strategic Variable Life®	2.96	1.55	3.89	2.78	0.60	1.88	2.87	2.33	1.59	2.20	-	-
Variable Life Select	2.78	-	3.64	2.66	-	-	-	-	-	2.06	-	-
Strategic Group Variable Universal Life®	1.52	1.24	2.46	2.04	0.41	1.92	1.26	2.23	1.34	1.21	0.95	1.07
Survivorship Variable Universal Life	1.43	1.11	2.42	2.10	0.43	1.48	1.22	-	-	1.21	-	-
Variable Universal Life	1.25	1.20	2.28	2.04	0.41	1.44	1.00	-	-	1.19	-	-
Strategic Variable Life® Plus	1.21	1.17	2.20	2.02	0.40	1.73	1.17	2.24	1.28	1.09	0.94	1.01
Survivorship Variable Universal Life II	0.87	1.24	1.38	2.06	0.43	1.48	1.04	-	-	0.61	-	-
Variable Universal Life II
Tier 1	0.91	1.07	1.46	1.88	0.40	1.33	1.12	-	-	0.96	-	-
VUL GuardSM
Tier 1	1.40	0.95	2.07	1.63	0.39	2.48	1.49	-	-	1.49	-	-
Tier 2	1.17	0.92	1.55	1.51	0.35	1.69	1.27	-	-	1.20	-	-
Tier 3	1.15	0.91	1.52	1.48	0.35	1.66	1.25	-	-	1.18	-	-
Tier 4	1.16	0.91	1.53	1.49	0.35	1.67	1.26	-	-	1.19	-	-
Survivorship VUL GuardSM
Tier 1	1.14	0.87	1.46	1.43	0.33	1.64	1.21	-	-	1.18	-	-
Tier 2	1.15	0.88	1.47	1.44	0.33	1.65	1.21	-	-	1.19	-	-
Tier 3	1.15	0.89	1.48	1.45	0.34	1.67	1.22	-	-	1.19	-	-
Variable Universal Life III
Tier 1	1.38	-	1.44	1.35	0.62	1.46	1.39	-	-	1.48	-	-
Tier 2	1.38	-	1.44	1.36	0.62	1.47	1.39	-	-	1.48	-	-
Tier 3	1.39	-	1.44	1.36	0.62	1.47	1.40	-	-	1.49	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	7,348	447,815	597,967	28,655	1,932,980	88,246	803,488

Identified cost	$63,875	$4,411,265	$12,120,756	$143,883	$42,505,965	$1,683,366	$11,947,620

Value	$53,421	$5,100,618	$11,612,519	$142,415	$41,114,493	$1,787,862	$10,091,809
Dividends receivable	-	-	-	273	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	262	140

Total assets	53,421	5,100,618	11,612,519	142,688	41,114,493	1,788,124	10,091,949

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	7	43	1,315	7	666	-	-

NET ASSETS	$53,414	$5,100,575	$11,611,204	$142,681	$41,113,827	$1,788,124	$10,091,949

Outstanding Units
Policy owners	37,325	3,295,855	7,509,806	90,207	19,158,074	1,517,112	7,856,011

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$1.85	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	2.86	1.43	-
Variable Life Select	-	-	-	-	2.33	-	-
Strategic Group Variable Universal Life®	-	-	-	-	2.36	1.16	-
Survivorship Variable Universal Life	-	1.63	1.62	-	2.75	-	1.39
Variable Universal Life	-	1.58	1.58	-	2.56	-	1.27
Strategic Variable Life® Plus	-	-	-	1.58	2.54	1.23	-
Survivorship Variable Universal Life II	-	1.63	1.62	-	2.00	-	1.31
Variable Universal Life II
Tier 1	-	1.56	1.55	-	1.89	-	1.28
VUL GuardSM
Tier 1	-	1.59	1.58	-	2.36	-	1.84
Tier 2	-	1.38	1.36	-	1.85	-	1.46
Tier 3	-	1.35	1.34	-	1.81	-	1.43
Tier 4	-	1.36	1.35	-	1.83	-	1.44
Survivorship VUL GuardSM
Tier 1	-	1.32	1.23	-	-	-	1.33
Tier 2	-	1.33	1.24	-	-	-	1.34
Tier 3	-	1.34	1.25	-	-	-	1.35
Variable Universal Life III
Tier 1	1.43	-	-	-	-	-	-
Tier 2	1.43	-	-	-	-	-	-
Tier 3	1.44	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$289,016	$2,118	$183,793	$259,598	$317,762	$59,748	$484,195	$45,724	$171	$64,309	$6,601	$15,115

Expenses
Mortality and expense risk fees	123,292	862	62,704	99,662	147,081	47,822	318,210	34,825	412	66,526	1,704	9,689

Net investment income (loss)	165,724	1,256	121,089	159,936	170,681	11,926	165,985	10,899	(241)	(2,217)	4,897	5,426

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(99,049)	(3,586)	(312,100)	1,101	(116,653)	(75,777)	(103,130)	(244,540)	4,774	(101,000)	21,696	(3,286)
Realized gain distribution	-	-	-	-	-	-	-	-	258	-	-	-

Realized gain (loss)	(99,049)	(3,586)	(312,100)	1,101	(116,653)	(75,777)	(103,130)	(244,540)	5,032	(101,000)	21,696	(3,286)

Change in net unrealized appreciation/depreciation of investments	401,767	(15,557)	234,139	(94,507)	(566,968)	(254,344)	(1,521,323)	82,090	(4,009)	(319,110)	(62,811)	(102,422)

Net gain (loss) on investments	302,718	(19,143)	(77,961)	(93,406)	(683,621)	(330,121)	(1,624,453)	(162,450)	1,023	(420,110)	(41,115)	(105,708)

Net increase (decrease) in net assets resulting from operations	468,442	(17,887)	43,128	66,530	(512,940)	(318,195)	(1,458,468)	(151,551)	782	(422,327)	(36,218)	(100,282)

Capital transactions:
Transfer of net premiums	2,142,392	263	1,214,627	1,758,370	3,199,103	651,456	5,672,979	491,561	286	1,289,665	263	73,384
Transfers due to death benefits	(8,403)	-	(2,874)	(4,279)	(8,416)	(18,305)	(79,336)	(47)	-	(205)	-	-
Transfers due to withdrawal of funds	(899,780)	(12,257)	(696,490)	(355,008)	(697,199)	(705,770)	(1,768,316)	(287,941)	(19,510)	(406,452)	(63,608)	(210,682)
Transfers due to policy loans, net of repayments	(396,719)	-	(177,265)	(281,104)	(684,293)	(166,074)	(1,034,143)	(47,167)	(15)	(205,198)	-	(52)
Transfers due to charges for administrative and insurance costs	(1,111,993)	(1,843)	(541,425)	(897,668)	(1,424,209)	(340,541)	(3,124,859)	(117,232)	(1,022)	(649,905)	(4,204)	(113,801)
Transfers between divisions and to/from Guaranteed Principal Account	(384,198)	-	68,371	(504,628)	(284,946)	66,527	(517,690)	(47,666)	-	(96,926)	(54,646)	(54,580)

Net increase (decrease) in net assets resulting from capital transactions	(658,701)	(13,837)	(135,056)	(284,317)	100,040	(512,707)	(851,365)	(8,492)	(20,261)	(69,021)	(122,195)	(305,731)

Total increase (decrease)	(190,259)	(31,724)	(91,928)	(217,787)	(412,900)	(830,902)	(2,309,833)	(160,043)	(19,479)	(491,348)	(158,413)	(406,013)

NET ASSETS, at beginning of the year	18,496,548	157,354	9,148,271	13,711,913	20,187,047	6,967,565	47,575,958	4,858,363	81,377	9,520,968	657,808	2,240,529

NET ASSETS, at end of the year	$18,306,289	$125,630	$9,056,343	$13,494,126	$19,774,147	$6,136,663	$45,266,125	$4,698,320	$61,898	$9,029,620	$499,395	$1,834,516

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$27,701	$7,548	$2,595	$1,647	$1,664	$-	$4,414	$9,471	$77,407	$46,848	$263	$43,850

Expenses
Mortality and expense risk fees	42,341	1,414	1,016	269	5,307	12,238	17,303	2,760	25,341	83,416	885	48,044

Net investment income (loss)	(14,640)	6,134	1,579	1,378	(3,643)	(12,238)	(12,889)	6,711	52,066	(36,568)	(622)	(4,194)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	62,708	(68,267)	(21,719)	2,512	(49,603)	(17,794)	84,646	20,374	(39,691)	627,143	4,580	100,637
Realized gain distribution	-	-	-	-	-	-	-	20,573	186,368	-	-	-

Realized gain (loss)	62,708	(68,267)	(21,719)	2,512	(49,603)	(17,794)	84,646	40,947	146,677	627,143	4,580	100,637

Change in net unrealized appreciation/depreciation of investments	(252,460)	29,714	27,778	(6,570)	16,049	85,001	(204,370)	(37,579)	(188,733)	(1,488,395)	(12,945)	(1,214,324)

Net gain (loss) on investments	(189,752)	(38,553)	6,059	(4,058)	(33,554)	67,207	(119,724)	3,368	(42,056)	(861,252)	(8,365)	(1,113,687)

Net increase (decrease) in net assets resulting from operations	(204,392)	(32,419)	7,638	(2,680)	(37,197)	54,969	(132,613)	10,079	10,010	(897,820)	(8,987)	(1,117,881)

Capital transactions:
Transfer of net premiums	629,265	13,207	4,131	41,644	151,130	222,857	304,287	13,230	382,693	1,416,253	8,067	826,852
Transfers due to death benefits	(1,004)	-	-	-	-	(3,836)	(3,311)	-	(178)	(35,006)	-	(10,730)
Transfers due to withdrawal of funds	(202,749)	(110,524)	(16,943)	(9,993)	(21,623)	(99,167)	(166,817)	(228,559)	(376,304)	(807,649)	(2,669)	(405,938)
Transfers due to policy loans, net of repayments	(134,813)	(16)	-	(73)	(103,418)	(61,486)	(64,696)	-	(36,551)	(243,711)	(4,416)	(152,135)
Transfers due to charges for administrative and insurance costs	(355,769)	(4,569)	(44,248)	(20,578)	(76,853)	(131,292)	(163,809)	(8,796)	(219,844)	(713,697)	(3,460)	(430,118)
Transfers between divisions and to/from Guaranteed Principal Account	(87,712)	13,069	(6,928)	5,178	(141,761)	13,664	46,330	12,640	(34,286)	(19,497)	(15,461)	(140,539)

Net increase (decrease) in net assets resulting from capital transactions	(152,782)	(88,833)	(63,988)	16,178	(192,525)	(59,260)	(48,016)	(211,485)	(284,470)	(403,307)	(17,939)	(312,608)

Total increase (decrease)	(357,174)	(121,252)	(56,350)	13,498	(229,722)	(4,291)	(180,629)	(201,406)	(274,460)	(1,301,127)	(26,926)	(1,430,489)

NET ASSETS, at beginning of the year	6,177,649	318,525	198,554	33,351	825,003	1,670,456	2,410,547	566,259	3,516,736	12,880,082	124,015	7,979,509

NET ASSETS, at end of the year	$5,820,475	$197,273	$142,204	$46,849	$595,281	$1,666,165	$2,229,918	$364,853	$3,242,276	$11,578,955	$97,089	$6,549,020

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$559	$2,601	$3,562	$-	$15,441	$1,499	$641	$3,203	$529,108	$1,426	$102	$1,751

Expenses
Mortality and expense risk fees	836	8,927	4,210	32,056	7,745	964	234	891	137,514	26,492	99	465

Net investment income (loss)	(277)	(6,326)	(648)	(32,056)	7,696	535	407	2,312	391,594	(25,066)	3	1,286

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,863	73,232	20,397	212,320	22,471	3,630	5,845	4,504	565,838	59,435	1,043	568
Realized gain distribution	-	-	-	557,339	-	-	-	2,226	-	-	-	3,095

Realized gain (loss)	11,863	73,232	20,397	769,659	22,471	3,630	5,845	6,730	565,838	59,435	1,043	3,663

Change in net unrealized appreciation/depreciation of investments	(28,996)	(77,293)	(49,545)	(1,223,505)	(45,263)	(7,511)	(4,920)	(6,168)	109,786	(31,986)	(1,410)	(3,114)

Net gain (loss) on investments	(17,133)	(4,061)	(29,148)	(453,846)	(22,792)	(3,881)	925	562	675,624	27,449	(367)	549

Net increase (decrease) in net assets resulting from operations	(17,410)	(10,387)	(29,796)	(485,902)	(15,096)	(3,346)	1,332	2,874	1,067,218	2,383	(364)	1,835

Capital transactions:
Transfer of net premiums	6,234	84,600	90,985	465,099	60,172	90,569	25,775	114,959	2,213,913	783,575	14,897	57,337
Transfers due to death benefits	-	(895)	-	(3,614)	-	-	-	-	(139,499)	(1,174)	-	-
Transfers due to withdrawal of funds	(1,996)	(131,622)	(2,171)	(259,204)	(32,898)	(3,881)	(22,351)	(11,864)	(1,931,514)	(191,775)	(5,282)	(14)
Transfers due to policy loans, net of repayments	(4,130)	(749)	(5,242)	(73,457)	(289)	(26)	—	(819)	(354,339)	(61,533)	-	-
Transfers due to charges for administrative and insurance costs	(1,786)	(32,847)	(52,896)	(189,553)	(19,466)	(49,960)	(11,794)	(46,942)	(1,936,241)	(283,681)	(7,701)	(20,222)
Transfers between divisions and to/from Guaranteed Principal Account	1,726	(57,126)	(281,398)	16,378	1,627	39,891	6,911	50,284	(11,510)	(43,664)	1,037	12,143

Net increase (decrease) in net assets resulting from capital transactions	48	(138,639)	(250,722)	(44,351)	9,146	76,593	(1,459)	105,618	(2,159,190)	201,748	2,951	49,244

Total increase (decrease)	(17,362)	(149,026)	(280,518)	(530,253)	(5,950)	73,247	(127)	108,492	(1,091,972)	204,131	2,587	51,079

NET ASSETS, at beginning of the year	118,084	1,494,497	643,501	4,811,315	1,775,339	105,284	36,646	113,132	26,224,164	3,535,605	12,356	56,930

NET ASSETS, at end of the year	$100,722	$1,345,471	$362,983	$4,281,062	$1,769,389	$178,531	$36,519	$221,624	$25,132,192	$3,739,736	$14,943	$108,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Investment income
Dividends	$-	$14,238	$1,191,245	$992	$961,280	$973	$262	$566	$2,959	$2,542	$294,380	$75,996

Expenses
Mortality and expense risk fees	15,222	7,148	394,884	362	352,495	296	181	309	1,007	458	37,591	61,109

Net investment income (loss)	(15,222)	7,090	796,361	630	608,785	677	81	257	1,952	2,084	256,789	14,887

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	42,674	(23,398)	(659,581)	3,675	1,836,511	1,619	1,143	2,682	6,594	(1,029)	30,693	100,461
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	42,674	(23,398)	(659,581)	3,675	1,836,511	1,619	1,143	2,682	6,594	(1,029)	30,693	100,461

Change in net unrealized appreciation/depreciation of investments	(163,847)	38,422	(3,090,952)	(5,689)	(1,603,968)	(8,514)	(2,277)	(4,397)	(11,415)	2,320	415,782	(515,132)

Net gain (loss) on investments	(121,173)	15,024	(3,750,533)	(2,014)	232,543	(6,895)	(1,134)	(1,715)	(4,821)	1,291	446,475	(414,671)

Net increase (decrease) in net assets resulting from operations	(136,395)	22,114	(2,954,172)	(1,384)	841,328	(6,218)	(1,053)	(1,458)	(2,869)	3,375	703,264	(399,784)

Capital transactions:
Transfer of net premiums	328,399	99,550	6,419,500	42,242	3,382,223	44,359	18,049	41,750	124,979	80,149	662,644	1,234,939
Transfers due to death benefits	(12,214)	(7,276)	(439,847)	-	(80,372)	-	-	-	-	-	(2,480)	(18,919)
Transfers due to withdrawal of funds	(93,026)	(74,971)	(6,680,168)	(2,574)	(2,888,698)	(1,600)	(185)	(1,187)	(5,653)	(203)	(177,277)	(453,781)
Transfers due to policy loans, net of repayments	(81,388)	(7,126)	(1,077,472)	-	(547,814)	(66)	(71)	(72)	(13)	(88)	(79,850)	(234,141)
Transfers due to charges for administrative and insurance costs	(156,901)	(65,022)	(5,448,007)	(11,177)	(2,531,170)	(13,925)	(8,848)	(13,434)	(51,022)	(19,825)	(400,064)	(491,808)
Transfers between divisions and to/from Guaranteed Principal Account	(147,409)	93,835	(1,348,689)	3,220	(5,016,005)	3,771	3,220	345	3,541	3,698	330,721	(81,382)

Net increase (decrease) in net assets resulting from capital transactions	(162,539)	38,990	(8,574,683)	31,711	(7,681,836)	32,539	12,165	27,402	71,832	63,731	333,694	(45,092)

Total increase (decrease)	(298,934)	61,104	(11,528,855)	30,327	(6,840,508)	26,321	11,112	25,944	68,963	67,106	1,036,958	(444,876)

NET ASSETS, at beginning of the year	2,223,343	910,162	82,668,620	35,339	61,598,870	25,498	20,486	30,948	117,219	23,838	5,411,492	8,632,352

NET ASSETS, at end of the year	$1,924,409	$971,266	$71,139,765	$65,666	$54,758,362	$51,819	$31,598	$56,892	$186,182	$90,944	$6,448,450	$8,187,476

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division

Investment income
Dividends	$1,502,430	$-	$1,374	$2,057	$1,489	$4,904	$-	$518	$147,051	$411	$323	$38,047

Expenses
Mortality and expense risk fees	221,577	527	458	595	392,614	13,024	61,308	436	106,170	458	72	11,464

Net investment income (loss)	1,280,853	(527)	916	1,462	(391,125)	(8,120)	(61,308)	82	40,881	(47)	251	26,583

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	382,640	9,859	2,627	5,203	(1,675)	104,829	376,930	8,415	(446,604)	3,791	(47)	(197,352)
Realized gain distribution	783,449	-	-	76	1,314	-	338,231	-	2,158,577	-	2,211	-

Realized gain (loss)	1,166,089	9,859	2,627	5,279	(361)	104,829	715,161	8,415	1,711,973	3,791	2,164	(197,352)

Change in net unrealized appreciation/depreciation of investments	232,048	(11,984)	(4,196)	(7,378)	(780)	(50,981)	(1,117,014)	(8,570)	(2,166,963)	(9,043)	(4,608)	176,619

Net gain (loss) on investments	1,398,137	(2,125)	(1,569)	(2,099)	(1,141)	53,848	(401,853)	(155)	(454,990)	(5,252)	(2,444)	(20,733)

Net increase (decrease) in net assets resulting from operations	2,678,990	(2,652)	(653)	(637)	(392,266)	45,728	(463,161)	(73)	(414,109)	(5,299)	(2,193)	5,850

Capital transactions:
Transfer of net premiums	2,271,098	43,829	26,537	51,043	3,317,971	159,236	986,195	51,815	1,866,461	34,974	73	158,268
Transfers due to death benefits	(712,289)	-	-	-	(6,149)	(25,874)	(16,511)	-	(5,202)	-	-	-
Transfers due to withdrawal of funds	(4,642,894)	(1,099)	(1,077)	(2,276)	(6,788,700)	(171,665)	(537,644)	(265)	(874,038)	(11,468)	6	(151,905)
Transfers due to policy loans, net of repayments	(274,880)	(76)	(87)	(1,562)	(326,336)	(23,535)	(221,069)	-	(414,179)	(72)	-	(22,033)
Transfers due to charges for administrative and insurance costs	(1,814,707)	(21,383)	(20,666)	(38,893)	(2,844,602)	(94,144)	(492,792)	(18,872)	(906,371)	(20,389)	(128)	(74,992)
Transfers between divisions and to/from Guaranteed Principal Account	308,032	6,469	5,370	27,145	7,206,611	300,533	(402,137)	4,460	(350,362)	1,775	51,742	(174,570)

Net increase (decrease) in net assets resulting from capital transactions	(4,865,640)	27,740	10,077	35,457	558,795	144,551	(683,958)	37,138	(683,691)	4,820	51,693	(265,232)

Total increase (decrease)	(2,186,650)	25,088	9,424	34,820	166,529	190,279	(1,147,119)	37,065	(1,097,800)	(479)	49,500	(259,382)

NET ASSETS, at beginning of the year	42,827,727	56,869	64,632	69,624	86,930,236	1,767,344	9,082,122	43,926	15,629,893	68,265	-	1,621,920

NET ASSETS, at end of the year	$40,641,077	$81,957	$74,056	$104,444	$87,096,765	$1,957,623	$7,935,003	$80,991	$14,532,093	$67,786	$49,500	$1,362,538

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$183,368	$507,545	$871,284	$650,231	$429,339	$185,677	$149,422	$15,887	$1,144	$-	$6,758	$12,142

Expenses
Mortality and expense risk fees	319,030	61,039	425,687	139,360	33,980	133,478	122,979	15,753	70,132	213,051	6,127	2,962

Net investment income (loss)	(135,662)	446,506	445,597	510,871	395,359	52,199	26,443	134	(68,988)	(213,051)	631	9,180

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,200,349	(465,037)	1,266,673	169,440	(733,166)	378,269	188,645	69,503	-	1,009,761	(239)	(13,153)
Realized gain distribution	-	-	-	249,959	-	-	-	-	-	-	-	-

Realized gain (loss)	1,200,349	(465,037)	1,266,673	419,399	(733,166)	378,269	188,645	69,503	-	1,009,761	(239)	(13,153)

Change in net unrealized appreciation/depreciation of investments	(1,885,818)	653,410	(7,643,968)	(899,369)	167,347	(1,920,892)	(340,569)	(122,243)	-	(524,251)	(3,274)	4,279

Net gain (loss) on investments	(685,469)	188,373	(6,377,295)	(479,970)	(565,819)	(1,542,623)	(151,924)	(52,740)	-	485,510	(3,513)	(8,874)

Net increase (decrease) in net assets resulting from operations	(821,131)	634,879	(5,931,698)	30,901	(170,460)	(1,490,424)	(125,481)	(52,606)	(68,988)	272,459	(2,882)	306

Capital transactions:
Transfer of net premiums	5,250,239	1,059,048	6,195,151	2,136,108	995,063	2,205,882	2,212,745	105,712	979,690	3,620,634	45,949	26,689
Transfers due to death benefits	(31,483)	(26,122)	(65,720)	(14,970)	(615)	(10,920)	(39,555)	(1,506)	-	(46,341)	-	-
Transfers due to withdrawal of funds	(3,212,947)	(479,284)	(3,139,177)	(1,171,820)	(447,490)	(921,574)	(1,309,262)	(227,195)	(2,614,109)	(1,981,120)	(33,785)	(68,330)
Transfers due to policy loans, net of repayments	(1,013,658)	(172,811)	(1,364,334)	(399,023)	(111,230)	(359,917)	(432,189)	(15,335)	(2,404)	(686,318)	(3,303)	(21,707)
Transfers due to charges for administrative and insurance costs	(2,919,010)	(486,898)	(3,706,769)	(1,247,974)	(358,817)	(1,008,691)	(1,098,265)	(68,734)	(289,877)	(2,261,458)	(31,791)	(31,690)
Transfers between divisions and to/from Guaranteed Principal Account	(975,699)	(18,977)	(972,871)	8,671	650,551	(27,954)	(323,817)	(270,327)	568,607	(446,533)	28,099	1,940

Net increase (decrease) in net assets resulting from capital transactions	(2,902,558)	(125,044)	(3,053,720)	(689,008)	727,462	(123,174)	(990,343)	(477,385)	(1,358,093)	(1,801,136)	5,169	(93,098)

Total increase (decrease)	(3,723,689)	509,835	(8,985,418)	(658,107)	557,002	(1,613,598)	(1,115,824)	(529,991)	(1,427,081)	(1,528,677)	2,287	(92,792)

NET ASSETS, at beginning of the year	51,752,489	8,564,975	70,778,086	20,001,958	4,644,128	19,390,508	18,311,799	2,652,171	11,997,956	34,625,013	860,806	446,930

NET ASSETS, at end of the year	$48,028,800	$9,074,810	$61,792,668	$19,343,851	$5,201,130	$17,776,910	$17,195,975	$2,122,180	$10,570,875	$33,096,336	$863,093	$354,138

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$7,131	$-	$207,113	$4,507	$-	$4,037	$194,057

Expenses
Mortality and expense risk fees	327	37,780	84,829	1,100	279,649	13,164	80,523

Net investment income (loss)	6,804	(37,780)	122,284	3,407	(279,649)	(9,127)	113,534

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,188	84,821	(154,535)	6,275	885,534	36,060	(35,789)
Realized gain distribution	-	-	-	1,927	4,910,616	140,484	-

Realized gain (loss)	2,188	84,821	(154,535)	8,202	5,796,150	176,544	(35,789)

Change in net unrealized appreciation/depreciation of investments	(13,895)	(14,084)	(131,468)	(8,994)	(6,269,718)	(195,771)	(1,353,715)

Net gain (loss) on investments	(11,707)	70,737	(286,003)	(792)	(473,568)	(19,227)	(1,389,504)

Net increase (decrease) in net assets resulting from operations	(4,903)	32,957	(163,719)	2,615	(753,217)	(28,354)	(1,275,970)

Capital transactions:
Transfer of net premiums	42,067	688,917	1,619,793	370	2,988,706	185,951	1,232,942
Transfers due to death benefits	-	(731)	(3,937)	-	(75,876)	-	(1,134)
Transfers due to withdrawal of funds	(8,586)	(198,482)	(416,250)	(19,613)	(2,046,648)	(120,491)	(418,611)
Transfers due to policy loans, net of repayments	(77)	(154,348)	(409,345)	-	(820,788)	(14,095)	(270,133)
Transfers due to charges for administrative and insurance costs	(17,546)	(345,237)	(740,706)	(5,050)	(2,087,019)	(30,584)	(613,285)
Transfers between divisions and to/from Guaranteed Principal Account	3,756	95,735	55,643	(178,820)	(879,041)	17,043	(49,377)

Net increase (decrease) in net assets resulting from capital transactions	19,614	85,854	105,198	(203,113)	(2,920,666)	37,824	(119,598)

Total increase (decrease)	14,711	118,811	(58,521)	(200,498)	(3,673,883)	9,470	(1,395,568)

NET ASSETS, at beginning of the year	38,703	4,981,764	11,669,725	343,179	44,787,710	1,778,654	11,487,517

NET ASSETS, at end of the year	$53,414	$5,100,575	$11,611,204	$142,681	$41,113,827	$1,788,124	$10,091,949

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2010

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Investment income
Dividends	$267,007	$3,219	$190,422	$255,061	$280,089	$55,205	$541,390	$53,510	$127	$59,717	$5,011	$13,654

Expenses
Mortality and expense risk fees	118,444	845	60,643	89,019	135,432	43,827	285,692	36,141	415	57,726	1,985	9,441

Net investment income (loss)	148,563	2,374	129,779	166,042	144,657	11,378	255,698	17,369	(288)	1,991	3,026	4,213

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(695,932)	(820)	(916,909)	(67,113)	(287,656)	(103,765)	(229,989)	(586,589)	8	(142,432)	(1,848)	(168,082)
Realized gain distribution	-	-	-	-	-	-	19,727	2,240	241	-	-	-

Realized gain (loss)	(695,932)	(820)	(916,909)	(67,113)	(287,656)	(103,765)	(210,262)	(584,349)	249	(142,432)	(1,848)	(168,082)

Change in net unrealized appreciation/depreciation of investments	2,848,578	16,060	1,867,386	1,332,532	2,079,641	1,529,536	6,697,411	1,327,803	15,355	2,175,943	57,993	567,792

Net gain (loss) on investments	2,152,646	15,240	950,477	1,265,419	1,791,985	1,425,771	6,487,149	743,454	15,604	2,033,511	56,145	399,710

Net increase (decrease) in net assets resulting from operations	2,301,209	17,614	1,080,256	1,431,461	1,936,642	1,437,149	6,742,847	760,823	15,316	2,035,502	59,171	403,923

Capital transactions:
Transfer of net premiums	2,348,994	263	1,379,525	1,983,359	3,453,729	704,793	6,176,021	382,664	1,420	1,397,728	12,435	129,717
Transfers due to death benefits	(23,233)	-	(2,815)	(11,421)	(9,909)	(5,973)	(283,910)	(303)	-	(3,183)	-	-
Transfers due to withdrawal of funds	(2,957,208)	3	(1,769,714)	(383,266)	(717,005)	(228,945)	(1,946,221)	(1,331,396)	-	(242,822)	(92)	(98,930)
Transfers due to policy loans, net of repayments	(396,987)	-	(269,797)	(201,223)	(618,065)	(131,731)	(914,205)	(11,812)	(61)	(286,480)	-	(220)
Transfers due to charges for administrative and insurance costs	(1,196,160)	(1,965)	(618,792)	(991,802)	(1,630,098)	(377,891)	(3,439,264)	(127,079)	(1,014)	(728,071)	(4,847)	(106,019)
Transfers between divisions and to/from Guaranteed Principal Account	(162,045)	-	160,189	105,142	(472,603)	(99,810)	(331,365)	59,527	-	55,360	497,016	85,849

Net increase (decrease) in net assets resulting from capital transactions	(2,386,639)	(1,699)	(1,121,404)	500,789	6,049	(139,557)	(738,944)	(1,028,399)	345	192,532	504,512	10,397

Total increase (decrease)	(85,430)	15,915	(41,148)	1,932,250	1,942,691	1,297,592	6,003,903	(267,576)	15,661	2,228,034	563,683	414,320

NET ASSETS, at beginning of the year	18,581,978	141,439	9,189,419	11,779,663	18,244,356	5,669,973	41,572,055	5,125,939	65,716	7,292,934	94,125	1,826,209

NET ASSETS, at end of the year	$18,496,548	$157,354	$9,148,271	$13,711,913	$20,187,047	$6,967,565	$47,575,958	$4,858,363	$81,377	$9,520,968	$657,808	$2,240,529

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$25,249	$4,608	$2,823	$2,380	$804	$-	$-	$13,606	$81,642	$43,879	$265	$44,098

Expenses
Mortality and expense risk fees	39,789	1,712	1,193	160	5,195	11,595	15,068	2,757	22,314	83,894	881	46,007

Net investment income (loss)	(14,540)	2,896	1,630	2,220	(4,391)	(11,595)	(15,068)	10,849	59,328	(40,015)	(616)	(1,909)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(2,658)	(20,443)	(14,750)	1,488	(169,624)	(69,266)	42,894	(724)	(5,087)	847,903	4,858	179,696
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(2,658)	(20,443)	(14,750)	1,488	(169,624)	(69,266)	42,894	(724)	(5,087)	847,903	4,858	179,696

Change in net unrealized appreciation/depreciation of investments	581,492	45,327	35,511	601	239,061	148,878	382,071	26,388	186,581	(83,114)	2,294	867,454

Net gain (loss) on investments	578,834	24,884	20,761	2,089	69,437	79,612	424,965	25,664	181,494	764,789	7,152	1,047,150

Net increase (decrease) in net assets resulting from operations	564,294	27,780	22,391	4,309	65,046	68,017	409,897	36,513	240,822	724,774	6,536	1,045,241

Capital transactions:
Transfer of net premiums	656,942	12,608	4,759	23,986	137,907	260,313	318,878	21,357	394,624	1,483,315	6,438	903,383
Transfers due to death benefits	(2,612)	-	-	-	-	-	(1,660)	-	-	(15,765)	-	(26,018)
Transfers due to withdrawal of funds	(290,605)	(61,788)	6	(1,678)	(9,198)	(83,736)	(85,694)	(5,153)	(65,120)	(1,311,444)	(1,844)	(751,777)
Transfers due to policy loans, net of repayments	(124,564)	(73)	-	-	(10,950)	(20,167)	(40,125)	-	(52,472)	(243,540)	(76)	(168,695)
Transfers due to charges for administrative and insurance costs	(394,432)	(5,792)	(41,366)	(14,049)	(81,564)	(143,521)	(165,033)	(7,504)	(209,159)	(822,551)	(3,129)	(469,617)
Transfers between divisions and to/from Guaranteed Principal Account	(81,355)	16,328	-	3,562	18,549	(49,512)	(23,938)	90,422	444,261	(438,841)	6,273	549,468

Net increase (decrease) in net assets resulting from capital transactions	(236,626)	(38,717)	(36,601)	11,821	54,744	(36,623)	2,428	99,122	512,134	(1,348,826)	7,662	36,744

Total increase (decrease)	327,668	(10,937)	(14,210)	16,130	119,790	31,394	412,325	135,635	752,956	(624,052)	14,198	1,081,985

NET ASSETS, at beginning of the year	5,849,981	329,462	212,764	17,221	705,213	1,639,062	1,998,222	430,624	2,763,780	13,504,134	109,817	6,897,524

NET ASSETS, at end of the year	$6,177,649	$318,525	$198,554	$33,351	$825,003	$1,670,456	$2,410,547	$566,259	$3,516,736	$12,880,082	$124,015	$7,979,509

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$516	$1,754	$7,140	$-	$15,067	$911	$959	$1,733	$535,473	$2,469	$48	$731

Expenses
Mortality and expense risk fees	780	9,586	4,035	25,722	7,285	468	252	750	136,290	21,425	54	211

Net investment income (loss)	(264)	(7,832)	3,105	(25,722)	7,782	443	707	983	399,183	(18,956)	(6)	520

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,743	56,032	3,111	13,202	15,622	4,355	5,357	8,240	327,523	3,715	716	1,499
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	3,743	56,032	3,111	13,202	15,622	4,355	5,357	8,240	327,523	3,715	716	1,499

Change in net unrealized appreciation/depreciation of investments	11,534	147,561	43,100	1,242,812	216,675	7,888	(1,803)	4,071	2,148,188	479,417	527	2,738

Net gain (loss) on investments	15,277	203,593	46,211	1,256,014	232,297	12,243	3,554	12,311	2,475,711	483,132	1,243	4,237

Net increase (decrease) in net assets resulting from operations	15,013	195,761	49,316	1,230,292	240,079	12,686	4,261	13,294	2,874,894	464,176	1,237	4,757

Capital transactions:
Transfer of net premiums	6,642	74,684	52,276	429,484	46,704	69,419	24,860	79,379	2,541,137	564,710	9,713	61,503
Transfers due to death benefits	-	-	-	(724)	(34,959)	-	-	(12,607)	(152,120)	(10,069)	-	(74)
Transfers due to withdrawal of funds	(300)	(230,164)	(16,513)	(445,290)	(86,252)	(747)	(9,559)	(10,266)	(1,461,348)	(137,428)	(73)	(108)
Transfers due to policy loans, net of repayments	(23)	(5,069)	(6,805)	(16,511)	(694)	-	(43,565)	(10,477)	(426,250)	(55,295)	-	-
Transfers due to charges for administrative and insurance costs	(2,300)	(37,846)	(66,322)	(204,105)	(21,085)	(35,310)	(15,578)	(51,937)	(2,070,541)	(262,384)	(4,309)	(16,125)
Transfers between divisions and to/from Guaranteed Principal Account	498	(67,219)	326,352	315,226	7,734	24,160	642	4,169	342,023	(24,278)	935	301

Net increase (decrease) in net assets resulting from capital transactions	4,517	(265,614)	288,988	78,080	(88,552)	57,522	(43,200)	(1,739)	(1,227,099)	75,256	6,266	45,497

Total increase (decrease)	19,530	(69,853)	338,304	1,308,372	151,527	70,208	(38,939)	11,555	1,647,795	539,432	7,503	50,254

NET ASSETS, at beginning of the year	98,554	1,564,350	305,197	3,502,943	1,623,812	35,076	75,585	101,577	24,576,369	2,996,173	4,853	6,676

NET ASSETS, at end of the year	$118,084	$1,494,497	$643,501	$4,811,315	$1,775,339	$105,284	$36,646	$113,132	$26,224,164	$3,535,605	$12,356	$56,930

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Investment income

Dividends	$-	$12,427	$1,407,289	$422	$1,307,005	$284	$64	$342	$983	$669	$168,965	$64,901

Expenses
Mortality and expense risk fees	12,670	6,393	381,901	173	413,489	109	69	149	602	113	34,000	57,893

Net investment income (loss)	(12,670)	6,034	1,025,388	249	893,516	175	(5)	193	381	556	134,965	7,008

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(24,729)	(31,601)	(1,475,332)	1,535	2,460,672	208	147	643	7,432	1,220	31,253	39,245
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(24,729)	(31,601)	(1,475,332)	1,535	2,460,672	208	147	643	7,432	1,220	31,253	39,245

Change in net unrealized appreciation/depreciation of investments	455,467	132,790	10,809,497	2,229	5,006,590	792	1,531	2,016	5,863	231	125,590	844,744

Net gain (loss) on investments	430,738	101,189	9,334,165	3,764	7,467,262	1,000	1,678	2,659	13,295	1,451	156,843	883,989

Net increase (decrease) in net assets resulting from operations	418,068	107,223	10,359,553	4,013	8,360,778	1,175	1,673	2,852	13,676	2,007	291,808	890,997

Capital transactions:
Transfer of net premiums	333,767	122,665	7,642,748	26,447	3,637,906	20,696	15,856	26,461	76,470	23,041	712,961	1,245,523
Transfers due to death benefits	(4,946)	(1)	(280,817)	-	(427,584)	-	-	-	-	-	(5,465)	(11,896)
Transfers due to withdrawal of funds	(68,850)	(14,810)	(3,189,340)	(1,983)	(4,172,269)	(229)	(132)	(249)	(20,900)	(900)	(218,372)	(673,373)
Transfers due to policy loans, net of repayments	(27,667)	(49,702)	(977,060)	-	(690,953)	-	-	(156)	-	-	(131,694)	(143,253)
Transfers due to charges for administrative and insurance costs	(154,037)	(74,516)	(5,776,217)	(10,682)	(2,836,425)	(8,234)	(6,710)	(10,329)	(40,717)	(13,399)	(396,606)	(531,214)
Transfers between divisions and to/from Guaranteed Principal Account	162,952	2,250	(2,143,951)	1,075	(23,489,467)	5,148	6,890	4,494	15,890	3,038	340,797	(293,900)

Net increase (decrease) in net assets resulting from capital transactions	241,219	(14,114)	(4,724,637)	14,857	(27,978,792)	17,381	15,904	20,221	30,743	11,780	301,621	(408,113)

Total increase (decrease)	659,287	93,109	5,634,916	18,870	(19,618,014)	18,556	17,577	23,073	44,419	13,787	593,429	482,884

NET ASSETS, at beginning of the year	1,564,056	817,053	77,033,704	16,469	81,216,884	6,942	2,909	7,875	72,800	10,051	4,818,063	8,149,468

NET ASSETS, at end of the year	$2,223,343	$910,162	$82,668,620	$35,339	$61,598,870	$25,498	$20,486	$30,948	$117,219	$23,838	$5,411,492	$8,632,352

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Cap Equity Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division

Investment income
Dividends	$1,889,342	$-	$650	$586	$17,920	$2,088	$-	$212	$107,636	$289	$23,981	$86,353

Expenses
Mortality and expense risk fees	271,332	265	282	288	299,741	11,046	55,043	226	96,646	304	12,529	309,390

Net investment income (loss)	1,618,010	(265)	368	298	(281,821)	(8,958)	(55,043)	(14)	10,990	(15)	11,452	(223,037)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,391,345	3,776	2,167	1,129	103	46,682	330,549	2,126	(639,661)	6,933	(355,003)	765,390
Realized gain distribution	272,809	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	1,664,154	3,776	2,167	1,129	103	46,682	330,549	2,126	(639,661)	6,933	(355,003)	765,390

Change in net unrealized appreciation/depreciation of investments	302,698	6,863	6,276	3,929	(16,714)	244,871	1,318,712	6,829	3,525,931	4,941	529,360	3,539,199

Net gain (loss) on investments	1,966,852	10,639	8,443	5,058	(16,611)	291,553	1,649,261	8,955	2,886,270	11,874	174,357	4,304,589

Net increase (decrease) in net assets resulting from operations	3,584,862	10,374	8,811	5,356	(298,432)	282,595	1,594,218	8,941	2,897,260	11,859	185,809	4,081,552

Capital transactions:
Transfer of net premiums	2,773,170	36,007	28,477	68,222	3,755,242	172,309	1,130,560	34,451	2,023,560	37,061	133,643	5,773,123
Transfers due to death benefits	(540,070)	-	-	-	(503,166)	(24,077)	(1,323)	-	(33,888)	-	(60,236)	(136,077)
Transfers due to withdrawal of funds	(5,729,835)	(710)	(426)	(2,128)	(6,359,465)	(68,316)	(543,264)	(1,013)	(828,083)	(3,208)	(353,834)	(3,662,090)
Transfers due to policy loans, net of repayments	(351,350)	-	-	-	(560,526)	(42,281)	(169,248)	-	(328,987)	-	(2,214)	(941,760)
Transfers due to charges for administrative and insurance costs	(2,090,324)	(17,793)	(14,955)	(30,377)	(2,737,433)	(90,522)	(530,854)	(11,992)	(970,977)	(16,984)	(84,461)	(3,183,214)
Transfers between divisions and to/from Guaranteed Principal Account	(9,440,096)	2,239	16,848	907	39,673,943	37,425	(120,820)	(4,034)	(324,592)	6,950	(63,998)	(1,698,698)

Net increase (decrease) in net assets resulting from capital transactions	(15,378,505)	19,743	29,944	36,624	33,268,595	(15,462)	(234,949)	17,412	(462,967)	23,819	(431,100)	(3,848,716)

Total increase (decrease)	(11,793,643)	30,117	38,755	41,980	32,970,163	267,133	1,359,269	26,353	2,434,293	35,678	(245,291)	232,836

NET ASSETS, at beginning of the year	54,621,370	26,752	25,877	27,644	53,960,073	1,500,211	7,722,853	17,573	13,195,600	32,587	1,867,211	51,519,653

NET ASSETS, at end of the year	$42,827,727	$56,869	$64,632	$69,624	$86,930,236	$1,767,344	$9,082,122	$43,926	$15,629,893	$68,265	$1,621,920	$51,752,489

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division	PIMCO VIT Commodity Real Return Strategy Division

Investment income
Dividends	$148,439	$935,404	$1,645,164	$341,015	$213,813	$182,652	$20,443	$3,722	$-	$8,630	$7,427	$4,199

Expenses
Mortality and expense risk fees	58,441	407,475	132,643	33,849	122,717	117,660	16,753	82,934	178,375	5,466	3,212	170

Net investment income (loss)	89,998	527,929	1,512,521	307,166	91,096	64,992	3,690	(79,212)	(178,375)	3,164	4,215	4,029

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,021,834)	916,483	146,207	(1,812,744)	450,991	231,366	51,718	-	190,540	(5,602)	(13,536)	(1,013)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	610

Realized gain (loss)	(1,021,834)	916,483	146,207	(1,812,744)	450,991	231,366	51,718	-	190,540	(5,602)	(13,536)	(403)

Change in net unrealized appreciation/depreciation of investments	1,781,584	8,093,719	870,916	2,168,608	1,859,502	2,164,135	531,929	-	7,399,200	111,638	71,227	3,352

Net gain (loss) on investments	759,750	9,010,202	1,017,123	355,864	2,310,493	2,395,501	583,647	-	7,589,740	106,036	57,691	2,949

Net increase (decrease) in net assets resulting from operations	849,748	9,538,131	2,529,644	663,030	2,401,589	2,460,493	587,337	(79,212)	7,411,365	109,200	61,906	6,978

Capital transactions:
Transfer of net premiums	1,322,425	6,787,761	2,243,605	1,002,041	2,453,572	2,301,844	122,924	756,956	3,832,898	40,970	32,036	28,483
Transfers due to death benefits	(10,837)	(256,180)	(56,411)	(21,110)	(24,239)	(49,882)	(135)	-	(181,879)	-	-	-
Transfers due to withdrawal of funds	(1,338,650)	(4,845,611)	(1,306,536)	(556,631)	(1,144,645)	(1,310,454)	(1,207,427)	(1,729,971)	(1,776,458)	(63,967)	(45,348)	(1,476)
Transfers due to policy loans, net of repayments	(203,357)	(1,166,679)	(451,510)	(104,823)	(301,884)	(369,822)	(18,432)	(1,766)	(551,096)	(1,017)	(452)	-
Transfers due to charges for administrative and insurance costs	(536,970)	(4,130,379)	(1,351,225)	(366,583)	(1,144,103)	(1,172,838)	(72,112)	(323,135)	(2,226,815)	(31,340)	(18,816)	(13,364)
Transfers between divisions and to/from Guaranteed Principal Account	(25,864)	(1,114,660)	(71,448)	(2,972,921)	333,032	(262,778)	(10,508)	376,623	(710,000)	126,485	-	1,846

Net increase (decrease) in net assets resulting from capital transactions	(793,253)	(4,725,748)	(993,525)	(3,020,027)	171,733	(863,930)	(1,185,690)	(921,293)	(1,613,350)	71,131	(32,580)	15,489

Total increase (decrease)	56,495	4,812,383	1,536,119	(2,356,997)	2,573,322	1,596,563	(598,353)	(1,000,505)	5,798,015	180,331	29,326	22,467

NET ASSETS, at beginning of the year	8,508,480	65,965,703	18,465,839	7,001,125	16,817,186	16,715,236	3,250,524	12,998,461	28,826,998	680,475	417,604	16,236

NET ASSETS, at end of the year	$8,564,975	$70,778,086	$20,001,958	$4,644,128	$19,390,508	$18,311,799	$2,652,171	$11,997,956	$34,625,013	$860,806	$446,930	$38,703

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2010

	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$202,340	$16,914	$-	$3,134	$203,730

Expenses
Mortality and expense risk fees	31,698	75,975	3,541	250,780	10,193	76,481

Net investment income (loss)	(31,698)	126,365	13,373	(250,780)	(7,059)	127,249

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	39,247	(223,767)	17,198	562,645	(40,275)	(31,344)
Realized gain distribution	-	-	-	2,258,018	36,037	-

Realized gain (loss)	39,247	(223,767)	17,198	2,820,663	(4,238)	(31,344)

Change in net unrealized appreciation/depreciation of investments	664,347	1,550,330	(12,333)	7,207,786	297,987	737,835

Net gain (loss) on investments	703,594	1,326,563	4,865	10,028,449	293,749	706,491

Net increase (decrease) in net assets resulting from operations	671,896	1,452,928	18,238	9,777,669	286,690	833,740

Capital transactions:
Transfer of net premiums	748,595	1,716,575	2,251	3,130,958	100,569	1,317,340
Transfers due to death benefits	(1,261)	(4,046)	-	(336,391)	(736)	(18,393)
Transfers due to withdrawal of funds	(105,594)	(285,108)	(116,873)	(2,189,267)	(380,213)	(369,464)
Transfers due to policy loans, net of repayments	(251,252)	(272,442)	-	(743,388)	(5,279)	(257,372)
Transfers due to charges for administrative and insurance costs	(369,422)	(840,911)	(15,639)	(2,103,576)	(22,199)	(698,230)
Transfers between divisions and to/from Guaranteed Principal Account	243,176	5,673	(293,605)	(262,985)	206,692	(197,777)

Net increase (decrease) in net assets resulting from capital transactions	264,242	319,741	(423,866)	(2,504,649)	(101,166)	(223,896)

Total increase (decrease)	936,138	1,772,669	(405,628)	7,273,020	185,524	609,844

NET ASSETS, at beginning of the year	4,045,626	9,897,056	748,807	37,514,690	1,593,130	10,877,673

NET ASSETS, at end of the year	$4,981,764	$11,669,725	$343,179	$44,787,710	$1,778,654	$11,487,517

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”), established on July 13, 1988, is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following thirteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, and Variable Universal Life III. Four of the thirteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple Tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2011, the Separate Account consists of seventy-five divisions that invest in the following mutual funds. All of the funds may not be available to all of the thirteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [2]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [3]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [3]

DWS Small Cap Index Division	DWS Small Cap Index VIP [4]

Fidelity® VIP Contrafund® Division (Initial Class and Service Class)	Fidelity® VIP Contrafund® Portfolio [5] (Initial Class and Service Class)

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [5]

Franklin Small Cap Value Securities Division	Franklin Small Cap Value Securities Fund [6]

Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Large Cap Value Fund [7]

Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Mid Cap Value Fund [7]

Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic Growth Fund [7]

Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Strategic International Equity Fund [8]

Goldman Sachs VIT Structured U.S. Equity Division	Goldman Sachs VIT Structured U.S. Equity Fund [7]

ING Clarion Global Real Estate Division	ING Clarion Global Real Estate Portfolio [9]

Invesco V.I. Dividend Growth Division [21]	Invesco V.I. Dividend Growth Fund [10,21]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [10]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [10]

Janus Aspen Balanced Division (Institutional and Service)	Janus Aspen Balanced Portfolio [11] (Institutional and Service)

Janus Aspen Forty Division (Institutional and Service)	Janus Aspen Forty Portfolio [11] (Institutional and Service)

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Worldwide Division (Institutional and Service)	Janus Aspen Worldwide Portfolio [11] (Institutional and Service)

MFS® Growth Division	MFS® Growth Series [12]

MFS® Investors Trust Division	MFS® Investors Trust Series [12]

MFS® New Discovery Division	MFS® New Discovery Series [12]

MFS® Research Division	MFS® Research Series [12]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [13]

MML Asset Allocation Division	MML Asset Allocation Fund [13]

MML Balanced Allocation Division	MML Balanced Allocation Fund [13]

MML Blend Division	MML Blend Fund [14]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [13]

MML Concentrated Growth Division	MML Concentrated Growth Fund [13]

MML Conservative Allocation Division	MML Conservative Allocation Fund [13]

MML Emerging Growth Division	MML Emerging Growth Fund [13]

MML Enhanced Index Core Equity Division	MML Enhanced Index Core Equity Fund [13]

MML Equity Division	MML Equity Fund [14]

MML Equity Income Division	MML Equity Income Fund [13]

MML Equity Index Division	MML Equity Index Fund [13]

MML Foreign Division	MML Foreign Fund [13]

MML Global Division	MML Global Fund [13]

MML Growth & Income Division	MML Growth & Income Fund [13]

MML Growth Allocation Division	MML Growth Allocation Fund [13]

MML Income & Growth Division	MML Income & Growth Fund [13]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [14]

MML Large Cap Value Division	MML Large Cap Value Fund [13]

MML Managed Bond Division	MML Managed Bond Fund [14]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [13]

MML Mid Cap Value Division	MML Mid Cap Value Fund [13]

MML Moderate Allocation Division	MML Moderate Allocation Fund [13]

MML Money Market Division	MML Money Market Fund [14]

MML NASDAQ-100® Division [15]	MML NASDAQ-100® Fund [13,15]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [13]

MML Small Cap Index Division	MML Small Cap Index Fund [13]

MML Small/Mid Cap Equity Division [22]	MML Small/Mid Cap Equity Fund [14,22]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [13]

MML Strategic Emerging Markets Division [23]	MML Strategic Emerging Markets Fund [23]

Oppenheimer Balanced Division	Oppenheimer Balanced Fund/VA [16]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [16]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [16]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [16]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [16]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA [16]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [16]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [16]

Oppenheimer Main Street Small- & Mid-Cap Division [24]	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA [16,24]

Oppenheimer Money Division	Oppenheimer Money Fund/VA [16]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [16]

Panorama Growth Division	Panorama Growth Portfolio [16]

Panorama Total Return Division	Panorama Total Return Portfolio [16]

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT CommodityRealReturn® Strategy Portfolio [17]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [18]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [18]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [18]

T. Rowe Price Mid-Cap Growth Division [19]	T. Rowe Price Mid-Cap Growth Portfolio [18,19]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [18]

Templeton Foreign Securities Division	Templeton Foreign Securities Fund [20]

In addition to the seventy-five divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the GPA is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	American Century Global Investment Management, Inc. is the investment adviser to this Fund.
[3]	Capital Research and Management Company is the investment adviser to the listed Funds.
[4]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[5]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[6]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[9]	ING Investments, LLC is the investment adviser to this Portfolio.
[10]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[11]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[12]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[13]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[14]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[15]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to the Fund.

[16]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds/Portfolios.
[17]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[18]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[19]	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.
[20]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[21]	Effective April 29, 2011, Invesco V.I. Financial Services merged into Invesco V.I. Dividend Growth.
[22]	Prior to May 1, 2011, MML Small/Mid Cap Equity was known as MML Small Cap Equity.
[23]

MML Strategic Emerging Markets Fund Class II commenced operations on May 1, 2009. It was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I in the Strategic Group Variable Universal Life® product on May 1, 2011.

[24]	Prior to May 1, 2011, Oppenheimer Main Street Small- & Mid-Cap was known as Oppenheimer Main Street Small Cap.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires the additional disclosure of transfers in and out of Level 1 and Level 2 fair value measurements as well as descriptions of the reasons for the transfers. It also requires separate presentation of purchases, sales, issuances and settlements within the Level 3 reconciliation, which is the schedule for fair value measurements using significant unobservable inputs. This update further clarifies the existing disclosure requirements that a reporting entity should provide fair value measurement disclosure for each class of assets and liabilities. It also requires that the valuation methods and inputs used to develop these fair value measurements be disclosed. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Adoption of this standard did not have a significant impact on the Separate Account.

Notes To Financial Statements (Continued)

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU is effective January 1, 2012. The adoption of this ASU is not expected to have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2011. There has been no movement between levels for the year ended December 31, 2011.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered in distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$1,858,518	$14,361	$1,371,610	$1,430,685	$2,159,139	$623,992	$3,537,981	$612,006	$19,761	$892,792	$69,619	$567,778
Proceeds from sales	(2,351,736)	(26,947)	(1,384,373)	(1,612,233)	(1,885,635)	(1,126,569)	(4,223,049)	(674,413)	(40,003)	(963,508)	(186,916)	(868,084)

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Cost of purchases	$698,860	$129,265	$13,442	$54,513	$146,307	$266,344	$329,253	$199,236	$756,837	$1,093,362	$13,134	$748,354
Proceeds from sales	(866,973)	(211,963)	(75,865)	(36,965)	(342,620)	(340,490)	(388,459)	(383,450)	(805,318)	(1,534,367)	(31,708)	(1,069,324)

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Cost of purchases	$61,698	$204,953	$105,474	$1,516,316	$93,998	$115,513	$44,853	$174,326	$1,907,834	$886,804	$15,009	$69,818
Proceeds from sales	(61,931)	(408,900)	(356,855)	(1,110,920)	(102,314)	(38,382)	(45,912)	(65,713)	(3,678,250)	(709,486)	(12,077)	(16,185)

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Cost of purchases	$350,813	$220,713	$4,838,293	$59,000	$3,829,868	$67,226	$27,260	$51,774	$159,174	$234,642	$1,303,123	$1,003,490
Proceeds from sales	(517,543)	(174,656)	(12,549,196)	(26,693)	(10,952,528)	(34,003)	(15,005)	(24,112)	(85,391)	(168,830)	(712,659)	(1,022,913)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division

Cost of purchases	$5,518,657	$92,064	$21,731	$128,945	$8,985,386	$508,424	$919,683	$73,551	$3,391,513	$28,885	$54,324
Proceeds from sales	(8,414,370)	(64,848)	(10,734)	(91,958)	(8,765,640)	(381,735)	(1,326,323)	(36,325)	(1,882,629)	(24,160)	(160)

	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small-& Mid-Cap Growth Division
Cost of purchases	$269,707	$2,976,364	$1,447,772	$4,597,309	$3,412,698	$2,120,209	$2,488,685	$1,430,244	$341,864	$4,087,332	$2,102,766
Proceeds from sales	(508,375)	(6,040,787)	(1,127,154)	(7,313,364)	(3,340,665)	(999,453)	(2,581,933)	(2,468,545)	(823,520)	(5,538,959)	(4,161,495)

	Panorama Growth Division	Panorama Total Return Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$171,976	$68,677	$71,818	$732,991	$1,418,300	$323,903	$6,738,444	$508,531	$1,106,725
Proceeds from sales	(175,794)	(152,753)	(44,567)	(677,148)	(1,190,159)	(521,130)	(5,109,837)	(350,631)	(1,113,193)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2011 were as follows:

2011	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Gap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	2,099,912	13,740	886,233	1,164,883	2,195,630	428,923	3,491,673	485,221	26,698	645,184	50,410	79,261
Units withdrawn	(2,317,031)	(28,609)	(987,919)	(968,475)	(1,854,810)	(762,875)	(3,547,570)	(450,802)	(53,601)	(614,143)	(103,467)	(157,894)
Units transferred between divisions and to/from GPA	(331,029)	-	8,397	(382,577)	(268,933)	24,204	(397,197)	(31,073)	-	(62,828)	(43,815)	(7,407)

Net increase (decrease)	(548,148)	(14,869)	(93,289)	(186,169)	71,887	(309,748)	(453,094)	3,346	(26,903)	(31,787)	(96,872)	(86,040)

2011 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Dividend Growth Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Units purchased	748,678	93,840	11,263	29,241	212,657	149,440	419,772	40,572	229,096	1,164,471	5,026	1,096,740
Units withdrawn	(782,147)	(177,636)	(64,612)	(21,361)	(294,757)	(189,684)	(542,681)	(186,711)	(377,340)	(1,492,587)	(6,411)	(1,267,405)
Units transferred between divisions and to/from GPA	(129,783)	11,851	(6,525)	3,573	(227,885)	2,982	49,016	8,324	(23,323)	9,465	(8,218)	(250,961)

Net increase (decrease)	(163,252)	(71,945)	(59,874)	11,453	(309,985)	(37,262)	(73,893)	(137,815)	(171,567)	(318,651)	(9,603)	(421,626)

2011 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Units purchased	5,128	181,676	57,624	263,270	78,659	69,504	24,340	91,639	1,319,767	892,974	11,085	50,028
Units withdrawn	(6,775)	(247,398)	(38,049)	(278,063)	(70,509)	(36,859)	(26,559)	(43,002)	(2,301,743)	(692,283)	(9,199)	(16,934)
Units transferred between divisions and to/from GPA	1,429	(49,013)	(191,558)	35,246	1,339	33,966	1,830	36,706	(37,644)	(148,632)	69	12,486

Net increase (decrease)	(218)	(114,735)	(171,983)	20,453	9,489	66,611	(389)	85,343	(1,019,620)	52,059	1,955	45,580

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Units purchased	374,242	70,549	4,472,117	31,746	3,526,826	34,121	12,699	32,027	93,123	63,355	474,209	1,083,128
Units withdrawn	(377,340)	(108,546)	(7,620,667)	(10,423)	(5,661,827)	(11,979)	(6,404)	(11,336)	(39,482)	(15,742)	(460,039)	(1,021,885)
Units transferred between divisions and to/from GPA	(257,447)	66,170	(808,643)	2,122	(4,347,912)	1,995	2,612	147	2,147	2,548	207,762	(114,047)

Net increase (decrease)	(260,545)	28,173	(3,957,193)	23,445	(6,482,913)	24,137	8,907	20,838	55,788	50,161	221,932	(52,804)

2011 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Balanced Division
Units purchased	1,667,159	25,430	17,853	40,911	3,129,585	151,272	723,586	36,229	1,367,883	21,573	90	199,621
Units withdrawn	(3,976,129)	(12,799)	(14,560)	(30,233)	(8,300,080)	(325,690)	(912,992)	(13,514)	(1,555,790)	(19,006)	(162)	(265,427)
Units transferred between divisions and to/from GPA	212,745	2,617	3,626	20,749	5,789,435	380,809	(330,756)	2,950	(234,179)	741	66,561	(128,745)

Net increase (decrease)	(2,096,225)	15,248	6,919	31,427	618,940	206,391	(520,162)	25,665	(422,086)	3,308	66,489	(194,551)

2011 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	4,948,258	1,166,859	3,696,018	1,237,544	2,529,143	1,695,471	2,315,686	113,627	2,835,404	3,222,871	87,038	56,457
Units withdrawn	(6,297,426)	(1,227,994)	(4,302,251)	(1,527,470)	(2,282,389)	(1,690,472)	(2,798,948)	(205,560)	(4,350,305)	(4,094,199)	(109,901)	(144,116)
Units transferred between divisions and to/from GPA	(1,017,017)	(62,320)	(562,970)	(16,791)	1,072,515	(57,816)	(373,121)	(107,392)	439,124	(432,950)	28,971	1,832

Net increase (decrease)	(2,366,185)	(123,455)	(1,169,203)	(306,717)	1,319,269	(52,817)	(856,383)	(199,325)	(1,075,777)	(1,304,278)	6,108	(85,827)

2011 (Continued)	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	26,889	461,709	1,056,885	19,338	1,531,307	211,646	900,010
Units withdrawn	(16,376)	(445,613)	(998,457)	(34,741)	(2,357,533)	(187,023)	(907,287)
Units transferred between divisions and to/from GPA	1,986	35,969	13,327	(113,517)	(472,385)	12,834	(57,295)

Net increase (decrease)	12,499	52,065	71,755	(128,920)	(1,298,611)	37,457	(64,572)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	6,054,391	649	3,205,830	1,419,704	2,619,814	531,175	4,291,615	440,150	2,456	800,355	19,663	112,088
Units withdrawn	(8,140,962)	(2,746)	(4,062,383)	(1,110,693)	(2,143,151)	(539,023)	(4,425,018)	(1,170,215)	(1,980)	(697,102)	(13,207)	(144,324)
Units transferred between divisions and transferred to/from GPA	(264,697)	-	53,605	45,111	(466,900)	(84,648)	(300,321)	42,665	-	5,266	417,558	21,839

Net increase (decrease)	(2,351,268)	(2,097)	(802,948)	354,122	9,763	(92,496)	(433,724)	(687,400)	476	108,519	424,014	(10,397)

2010 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Financial Services Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	770,058	80,192	9,566	18,871	207,650	187,660	531,903	16,831	253,810	1,265,876	6,065	1,233,541
Units withdrawn	(917,279)	(130,619)	(48,878)	(12,243)	(152,760)	(177,082)	(494,375)	(10,572)	(203,656)	(1,955,953)	(3,437)	(1,847,388)
Units transferred between divisions and transferred to/from GPA	(113,905)	14,070	-	2,761	17,586	(38,315)	(58,635)	62,479	276,653	(428,459)	1,743	864,701

Net increase (decrease)	(261,126)	(36,357)	(39,312)	9,389	72,476	(27,737)	(21,107)	68,738	326,807	(1,118,536)	4,371	250,854

2010 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	5,981	146,091	36,824	303,166	67,521	53,237	21,986	63,146	1,650,095	861,253	7,523	49,148
Units withdrawn	(2,347)	(339,267)	(63,380)	(414,764)	(155,021)	(27,365)	(60,477)	(66,445)	(2,481,481)	(710,583)	(3,409)	(12,821)
Units transferred between divisions and transferred to/from GPA	(487)	(66,045)	221,967	149,456	6,304	18,180	222	2,859	185,964	(65,132)	658	326

Net increase (decrease)	3,147	(259,221)	195,411	37,858	(81,196)	44,052	(38,269)	(440)	(645,422)	85,538	4,772	36,653

2010 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Large Cap Value Division
Units purchased	471,958	96,999	5,847,594	22,005	6,779,869	16,647	12,387	22,453	59,070	20,042	541,093	1,519,008
Units withdrawn	(350,130)	(108,330)	(7,041,669)	(10,427)	(10,422,220)	(6,793)	(5,321)	(9,008)	(47,562)	(12,334)	(566,408)	(1,627,030)
Units transferred between divisions and transferred to/from GPA	286,774	(1,345)	(1,355,734)	843	(11,888,789)	3,799	5,001	3,523	12,382	2,454	246,804	(280,019)

Net increase (decrease)	408,602	(12,676)	(2,549,809)	12,421	(15,531,140)	13,653	12,067	16,968	23,890	10,162	221,489	(388,041)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Cap Equity Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division

Units purchased	8,203,118	24,205	21,543	52,528	3,473,880	189,208	1,074,804	28,739	1,950,775	25,250	241,857	7,834,806
Units withdrawn	(11,340,320)	(12,213)	(11,410)	(25,353)	(8,395,060)	(240,472)	(1,151,503)	(10,400)	(1,961,140)	(13,659)	(540,245)	(9,206,531)
Units transferred between divisions and transferred to/from GPA	(1,479,914)	1,095	12,294	377	21,968,359	36,368	(148,385)	(3,117)	(323,385)	4,575	(38,697)	(1,651,937)

Net increase (decrease)	(4,617,116)	13,087	22,427	27,552	17,047,179	(14,896)	(225,084)	15,222	(333,750)	16,166	(337,085)	(3,023,662)

2010 (Continued)	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	Oppenheimer Small- & Mid-Cap Growth Division	Panorama Growth Division	Panorama Total Return Division	PIMCO VIT Commodity Real Return Strategy Division
Units purchased	1,777,571	5,297,265	1,415,310	2,809,333	1,904,367	2,426,360	1,385,467	1,054,408	4,244,418	60,151	46,137	22,388
Units withdrawn	(2,539,822)	(6,660,859)	(1,852,025)	(2,847,266)	(1,855,474)	(2,899,914)	(1,953,870)	(2,031,053)	(4,752,650)	(125,146)	(80,082)	(11,558)
Units transferred between divisions and transferred to/from GPA	(54,426)	(695,170)	17,644	(7,637,306)	120,012	(322,310)	(8,721)	221,217	(704,252)	151,736	-	1,136

Net increase (decrease)	(816,677)	(2,058,764)	(419,071)	(7,675,239)	168,905	(795,864)	(577,124)	(755,428)	(1,212,484)	86,741	(33,945)	11,966

2010 (Continued)	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	627,016	1,231,296	92,154	1,924,453	239,182	1,040,233
Units withdrawn	(526,203)	(987,409)	(176,051)	(2,987,126)	(547,134)	(1,022,997)
Units transferred between divisions and transferred to/from GPA	98,842	(10,404)	(186,977)	(256,458)	210,374	(174,463)

Net increase (decrease)	199,655	233,483	(270,874)	(1,319,131)	(97,578)	(157,227)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2011 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2011	16,220,357	$1.24 to $1.32	$18,306,289	1.57%	0.25% to 1.00%	2.09% to 2.85%
2010	16,768,505	1.02 to 1.22	18,496,548	1.52	0.25 to 1.00	13.01 to 13.86
2009	19,119,773	0.90 to 1.08	18,581,978	4.77	0.25 to 1.00	16.92 to 17.80
2008	19,994,297	0.76 to 0.92	16,545,940	2.06	0.25 to 1.00	(35.24) to (34.75)
2007	20,608,539	1.17 to 1.42	26,101,947	1.78	0.25 to 1.00	(1.07) to (0.32)

American Century VP International Division
2011	156,326	0.80	125,630	1.47	0.60	(12.57)
2010	171,195	0.92	157,354	2.28	0.60	12.62
2009	173,292	0.82	141,439	2.00	0.60	32.96
2008	175,791	0.61	107,908	1.32	0.60	(45.15)
2007	1,869,633	1.12	2,092,483	0.59	0.60	17.35

American Century VP Value Division
2011	5,609,497	1.35 to 1.67	9,056,343	2.04	0.25 to 1.00	0.01 to 0.76
2010	5,702,786	1.35 to 1.66	9,148,271	2.21	0.25 to 1.00	12.29 to 13.14
2009	6,505,734	1.21 to 1.46	9,189,419	5.56	0.25 to 1.00	18.67 to 19.56
2008	6,691,707	1.02 to 1.22	7,886,604	2.44	0.25 to 1.00	(27.51) to (26.96)
2007	6,649,890	1.40 to 1.68	10,894,740	1.55	0.25 to 1.00	(6.09) to (5.38)

American Funds® Asset Allocation Division
2011	8,578,044	1.40 to 1.65	13,494,126	1.88	0.25 to 1.00	0.29 to 1.04
2010	8,764,213	1.40 to 1.63	13,711,913	2.06	0.25 to 1.00	11.39 to 12.23
2009	8,410,091	1.25 to 1.45	11,779,663	2.47	0.25 to 1.00	22.75 to 23.67
2008	7,931,653	1.02 to 1.17	9,028,404	2.69	0.25 to 1.00	(30.21) to (29.69)
2007	7,313,808	1.46 to 1.67	11,907,888	2.35	0.25 to 1.00	5.49 to 6.29

American Funds® Growth-Income Division
2011	13,332,190	1.24 to 1.56	19,774,147	1.58	0.25 to 1.00	(2.81) to (2.07)
2010	13,260,303	1.27 to 1.59	20,187,047	1.50	0.25 to 1.00	10.32 to 11.15
2009	13,250,540	1.15 to 1.43	18,244,356	1.67	0.25 to 1.00	29.94 to 30.91
2008	12,531,936	0.89 to 1.10	13,228,948	1.81	0.25 to 1.00	(38.47) to (38.00)
2007	11,276,548	1.44 to 1.77	19,322,765	1.63	0.25 to 1.00	3.99 to 4.78

DWS Small Cap Index Division
2011	4,006,582	1.37 to 1.59	6,136,663	0.90	0.25 to 1.00	(5.36) to (4.65)
2010	4,316,330	1.45 to 1.67	6,967,565	0.91	0.25 to 1.00	25.14 to 26.08
2009	4,408,826	1.16 to 1.33	5,669,973	1.75	0.25 to 1.00	25.31 to 26.26
2008	4,427,625	0.93 to 1.05	4,533,438	1.59	0.25 to 1.00	(34.78) to (34.29)
2007	4,213,758	1.42 to 1.60	6,595,945	0.85	0.25 to 1.00	(2.88) to (2.14)

Fidelity® VIP Contrafund® Division (Initial)
2011	27,674,488	1.53 to 2.02	45,266,125	1.03	0.25 to 1.00	(3.49) to (2.77)
2010	28,127,582	1.51 to 1.59	47,575,958	1.27	0.25 to 1.00	16.05 to 16.92
2009	28,561,306	1.29 to 1.37	41,572,055	1.45	0.25 to 1.00	34.36 to 35.37
2008	28,299,690	0.95 to 1.02	30,563,882	1.06	0.25 to 1.00	(43.09) to (42.66)
2007	26,526,742	1.79 to 2.29	50,243,618	1.00	0.25 to 1.00	16.42 to 17.30

Fidelity® VIP Contrafund® Division (Service)
2011	3,011,201	1.55 to 1.62	4,698,320	0.94	0.60 to 0.75	(3.36) to (3.22)
2010	3,007,855	1.60 to 1.67	4,858,363	1.07	0.60 to 0.75	16.23 to 16.41
2009	3,695,255	1.38 to 1.44	5,125,939	1.32	0.60 to 0.75	34.65 to 34.85
2008	3,763,630	1.02 to 1.07	3,874,964	0.81	0.60 to 0.75	(43.04) to (42.96)
2007	4,437,127	1.80 to 1.87	8,066,921	0.88	0.60 to 0.75	16.63 to 16.80

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Growth Division
2011	87,149	$0.71	$61,898	0.25%	0.60%	(0.46)%
2010	114,052	0.71	81,377	0.18	0.60	23.31
2009	113,576	0.58	65,716	0.35	0.60	27.38
2008	113,162	0.45	51,401	0.57	0.60	(47.55)
2007	215,766	0.87	186,858	0.58	0.60	26.11

Franklin Small Cap Value Securities Division
2011	4,422,859	1.63 to 2.14	9,029,620	0.70	0.25 to 1.00	(4.72) to (4.00)
2010	4,454,646	1.71 to 2.23	9,520,968	0.74	0.25 to 1.00	26.95 to 27.90
2009	4,346,127	1.35 to 1.74	7,292,934	1.65	0.25 to 1.00	27.87 to 28.83
2008	4,040,807	1.05 to 1.35	5,281,790	1.14	0.25 to 1.00	(33.68) to (33.18)
2007	3,550,544	1.59 to 2.03	6,979,654	0.64	0.25 to 1.00	(3.36) to (2.62)

Goldman Sachs VIT Large Cap Value Division
2011	411,778	1.13 to 1.21	499,395	1.21	0.30 to 0.60	(7.61) to (7.33)
2010	508,650	1.22 to 1.31	657,808	0.88	0.30 to 0.60	10.53 to 10.86
2009	84,636	1.11 to 1.18	94,125	1.42	0.30 to 0.60	17.61 to 17.96
2008	83,301	0.94 to 1.00	79,807	2.05	0.30 to 0.60	(34.91) to (34.72)
2007	120,152	1.45 to 1.53	179,076	0.70	0.30 to 0.60	0.88 to 1.19

Goldman Sachs VIT Mid Cap Value Division
2011	638,645	2.83 to 2.97	1,834,516	0.77	0.30 to 0.60	(6.93) to (6.66)
2010	724,685	3.04 to 3.18	2,240,529	0.71	0.30 to 0.60	24.25 to 24.63
2009	735,082	2.45 to 2.55	1,826,209	1.68	0.30 to 0.60	32.36 to 32.75
2008	828,895	1.85 to 1.92	1,560,240	1.03	0.30 to 0.60	(37.43) to (37.24)
2007	1,014,106	2.96 to 3.06	3,027,054	0.76	0.30 to 0.60	2.58 to 2.89

Goldman Sachs VIT Strategic Growth Division
2011	6,141,812	0.89 to 1.21	5,820,475	0.46	0.25 to 1.00	(3.58) to (2.86)
2010	6,305,064	0.91 to 1.25	6,177,649	0.44	0.25 to 1.00	9.64 to 10.46
2009	6,566,190	0.83 to 1.14	5,849,981	0.47	0.25 to 1.00	46.28 to 47.38
2008	6,890,212	0.56 to 0.78	4,180,723	0.12	0.25 to 1.00	(42.34) to (41.90)
2007	8,013,664	0.96 to 1.35	8,434,328	0.19	0.25 to 1.00	9.03 to 9.86

Goldman Sachs VIT Strategic International Equity Division
2011	197,946	1.00	197,273	3.21	0.60	(15.56)
2010	269,891	1.18	318,525	1.62	0.60	9.70
2009	306,248	1.08	329,462	1.89	0.60	27.92
2008	316,463	0.84	266,152	3.04	0.60	(46.28)
2007	328,008	1.57	513,527	1.45	0.60	7.23

Goldman Sachs VIT Structured U.S. Equity Division
2011	134,273	1.05 to 1.24	142,204	1.51	0.30 to 0.60	3.42 to 3.73
2010	194,147	1.02 to 1.19	198,554	1.41	0.30 to 0.60	12.17 to 12.50
2009	233,459	0.91 to 1.06	212,764	1.97	0.30 to 0.60	20.42 to 20.78
2008	287,264	0.75 to 0.88	217,801	1.77	0.30 to 0.60	(37.38) to (37.19)
2007	327,110	1.21 to 1.40	403,191	0.69	0.30 to 0.60	(2.22) to (1.92)

ING Clarion Global Real Estate Division
2011	34,654	1.35 to 1.36	46,849	3.89	0.50 to 0.70	(5.96) to (5.77)
2010	23,201	1.44	33,351	9.42	0.50 to 0.70	15.19 to 15.42
2009	13,812	1.25	17,221	2.20	0.50 to 0.70	32.49 to 32.75

Invesco V.I. Dividend Growth Division
2011	872,819	0.56 to 0.70	595,281	0.24	0.25 to 1.00	(3.07) to (2.34)
2010	1,182,804	0.58 to 0.72	825,003	0.11	0.25 to 1.00	9.22 to 10.04
2009	1,110,328	0.53 to 0.65	705,213	4.42	0.25 to 1.00	26.16 to 27.11
2008	598,282	0.42 to 0.51	298,085	2.99	0.25 to 1.00	(59.85) to (59.54)
2007	437,087	1.05 to 1.27	540,314	1.90	0.25 to 1.00	(22.99) to (22.41)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Global Health Care Division
2011	1,090,977	$1.39 to $1.60	$1,666,165	-%	0.25% to 1.00%	2.92% to 3.69%
2010	1,128,239	1.35 to 1.54	1,670,456	-	0.25 to 1.00	4.25 to 5.03
2009	1,155,976	1.29 to 1.47	1,639,062	0.37	0.25 to 1.00	26.40 to 27.36
2008	1,143,226	1.02 to 1.15	1,278,853	-	0.25 to 1.00	(29.33) to (28.80)
2007	1,013,954	1.45 to 1.62	1,601,399	-	0.25 to 1.00	10.74 to 11.57

Invesco V.I. Technology Division
2011	3,317,406	0.77 to 1.18	2,229,918	0.19	0.25 to 1.00	(6.00) to (5.29)
2010	3,391,299	0.81 to 1.26	2,410,547	-	0.25 to 1.00	20.10 to 21.00
2009	3,412,406	0.67 to 1.05	1,998,222	-	0.25 to 1.00	55.83 to 57.00
2008	3,194,722	0.43 to 0.67	1,201,402	-	0.25 to 1.00	(45.06) to (44.64)
2007	2,838,892	0.77 to 1.22	1,938,210	-	0.25 to 1.00	6.63 to 7.43

Janus Aspen Balanced Division (Institutional)
2011	242,616	1.50	364,853	2.06	0.60	1.03
2010	380,431	1.49	566,259	2.95	0.60	7.74
2009	311,693	1.38	430,624	3.07	0.60	25.13
2008	271,039	1.10	299,248	2.68	0.60	(16.34)
2007	270,545	1.32	357,054	1.27	0.60	9.87

Janus Aspen Balanced Division (Service)
2011	1,911,805	1.57 to 1.77	3,242,276	2.19	0.25 to 1.00	0.35 to 1.10
2010	2,083,372	1.56 to 1.75	3,516,736	2.58	0.25 to 1.00	7.04 to 7.85
2009	1,756,565	1.46 to 1.62	2,763,780	2.81	0.25 to 1.00	24.33 to 25.27
2008	1,463,075	1.18 to 1.30	1,845,363	2.59	0.25 to 1.00	(16.90) to (16.27)
2007	1,118,039	1.41 to 1.55	1,691,029	2.38	0.25 to 1.00	9.18 to 10.01

Janus Aspen Forty Division (Institutional)
2011	9,811,569	1.00 to 1.28	11,578,955	0.38	0.25 to 0.75	(7.39) to (6.93)
2010	10,130,220	1.07 to 1.39	12,880,082	0.35	0.25 to 0.75	5.95 to 6.48
2009	11,248,756	1.01 to 1.31	13,504,134	0.04	0.25 to 0.75	45.24 to 45.97
2008	11,030,581	0.67 to 0.90	9,096,470	0.14	0.25 to 0.75	(44.57) to (44.29)
2007	11,272,793	1.24 to 1.63	16,553,272	0.36	0.25 to 0.75	35.96 to 36.65

Janus Aspen Forty Division (Service)
2011	60,741	1.58 to 1.80	97,089	0.24	0.50 to 1.00	(7.87) to (7.40)
2010	70,344	1.71 to 1.94	124,015	0.23	0.50 to 1.00	5.42 to 5.95
2009	65,973	1.62 to 1.83	109,817	0.01	0.50 to 1.00	44.56 to 45.29
2008	66,496	1.12 to 1.26	76,168	0.01	0.50 to 1.00	(44.86) to (44.59)
2007	33,767	2.04 to 2.28	70,837	0.19	0.50 to 1.00	35.27 to 35.95

Janus Aspen Worldwide Division (Institutional)
2011	9,349,353	0.62 to 0.79	6,549,020	0.58	0.25 to 0.75	(14.39) to (13.96)
2010	9,770,979	0.71 to 0.92	7,979,509	0.61	0.25 to 0.75	14.97 to 15.55
2009	9,520,125	0.62 to 0.80	6,897,524	1.44	0.25 to 0.75	36.67 to 37.36
2008	9,536,975	0.44 to 0.59	5,018,396	1.24	0.25 to 0.75	(45.08) to (44.80)
2007	9,795,521	0.82 to 1.07	9,294,263	0.78	0.25 to 0.75	8.80 to 9.35

Janus Aspen Worldwide Division (Service)
2011	88,793	1.05 to 1.29	100,722	0.49	0.50 to 1.00	(14.84) to (14.42)
2010	89,011	1.23 to 1.50	118,084	0.49	0.50 to 1.00	14.37 to 14.94
2009	85,864	1.08 to 1.31	98,554	1.29	0.50 to 1.00	36.04 to 36.72
2008	81,937	0.79 to 0.96	68,848	1.04	0.50 to 1.00	(45.36) to (45.08)
2007	72,956	1.45 to 1.74	113,041	0.58	0.50 to 1.00	8.27 to 8.81

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MFS® Growth Division
2011	1,162,492	$1.11 to $1.36	$1,345,471	0.19%	0.30% to 0.75%	(1.07)% to (0.62)%
2010	1,277,227	1.13 to 1.37	1,494,497	0.12	0.30 to 0.75	14.48 to 14.99
2009	1,536,448	0.98 to 1.19	1,564,350	0.33	0.30 to 0.75	36.65 to 37.26
2008	1,662,920	0.72 to 0.87	1,247,694	0.23	0.30 to 0.75	(37.89) to (37.60)
2007	1,741,514	1.16 to 1.39	2,099,520	-	0.30 to 0.75	20.26 to 20.81

MFS® Investors Trust Division
2011	239,601	1.35 to 1.59	362,983	0.63	0.25 to 1.00	(3.15) to (2.43)
2010	411,584	1.39 to 1.63	643,501	1.32	0.25 to 1.00	9.99 to 10.82
2009	216,173	1.26 to 1.47	305,197	1.54	0.25 to 1.00	25.64 to 26.58
2008	195,290	1.01 to 1.16	218,514	0.70	0.25 to 1.00	(33.75) to (33.25)
2007	125,171	1.52 to 1.74	210,476	0.80	0.25 to 1.00	9.20 to 10.03

MFS® New Discovery Division
2011	2,156,353	1.45 to 1.99	4,281,062	-	0.25 to 1.00	(11.16) to (10.49)
2010	2,135,900	1.63 to 2.22	4,811,315	-	0.25 to 1.00	34.98 to 36.00
2009	2,098,042	1.21 to 1.63	3,502,943	-	0.25 to 1.00	61.56 to 62.78
2008	1,682,126	0.75 to 1.00	1,671,629	-	0.25 to 1.00	(39.93) to (39.48)
2007	1,493,038	1.24 to 1.66	2,479,683	-	0.25 to 1.00	1.49 to 2.26

MFS® Research Division
2011	1,383,841	1.14 to 1.35	1,769,389	0.87	0.30 to 0.75	(1.19) to (0.75)
2010	1,374,352	1.16 to 1.36	1,775,339	0.92	0.30 to 0.75	15.03 to 15.55
2009	1,455,548	1.00 to 1.18	1,623,812	1.44	0.30 to 0.75	29.57 to 30.15
2008	1,501,450	0.78 to 0.91	1,290,193	0.53	0.30 to 0.75	(36.56) to (36.28)
2007	1,598,463	1.22 to 1.42	2,147,299	0.68	0.30 to 0.75	12.35 to 12.86

MML Aggressive Allocation Division
2011[7]	138,117	0.90 to 1.44	178,531	1.06	0.50 to 0.75	(10.00) to (2.34)
2010	71,506	1.47 to 1.48	105,284	1.35	0.50 to 0.70	15.24 to 15.47
2009	27,454	1.28	35,076	0.34	0.50 to 0.70	33.11 to 33.37
2008	423	0.96	406	-	0.50 to 0.70	(0.04)

MML Asset Allocation Division
2011	28,873	1.26 to 1.27	36,519	1.61	0.50 to 0.70	0.98 to 1.18
2010	29,262	1.25	36,646	2.18	0.50 to 0.70	11.83 to 12.05
2009	67,531	1.12	75,585	6.10	0.50 to 0.70	16.20 to 16.43
2008	226	0.96	218	-	0.50 to 0.70	(0.04)

MML Balanced Allocation Division
2011[7]	167,995	0.95 to 1.39	221,624	2.38	0.50 to 0.75	(4.59) to 1.22
2010	82,652	1.37	113,132	1.54	0.50 to 0.70	11.95 to 12.17
2009	83,092	1.22	101,577	0.71	0.50 to 0.70	22.64 to 22.89
2008	3	1.00	3	-	0.50 to 0.70	-

MML Blend Division
2011	12,347,289	1.42 to 1.48	25,132,192	2.07	0.25 to 1.00	3.74 to 4.52
2010	13,366,909	1.37 to 1.42	26,224,164	2.13	0.25 to 1.00	11.39 to 12.22
2009	14,012,331	1.23 to 1.26	24,576,369	2.66	0.25 to 1.00	19.35 to 20.25
2008	14,828,708	1.01 to 1.03	21,763,913	3.11	0.25 to 1.00	(23.50) to (22.93)
2007	15,415,728	1.31 to 1.35	29,696,952	3.02	0.25 to 1.00	4.84 to 5.64

MML Blue Chip Growth Division
2011	4,761,840	0.65 to 1.07	3,739,736	0.04	0.25 to 1.00	0.36 to 1.12
2010	4,709,781	0.64 to 1.06	3,535,605	0.08	0.25 to 1.00	15.01 to 15.88
2009[4]	4,624,243	0.55 to 0.92	2,996,173	0.25	0.25 to 1.00	41.62 to 42.68
2008	477	0.93	443	-	0.50 to 0.70	(7.18) to (7.15)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Concentrated Growth Division
2011	10,560	$1.42	$14,943	0.72%	0.50% to 0.70%	(1.46)% to (1.26)%
2010	8,605	1.44	12,356	0.61	0.50 to 0.70	13.41 to 13.64
2009	3,833	1.27	4,853	0.23	0.50 to 0.70	41.82 to 42.11
2008	508	0.89	454	-	0.50 to 0.70	(10.72) to (10.69)

MML Conservative Allocation Division
2011[7]	87,728	0.97 to 1.38	108,009	2.51	0.50 to 0.75	(3.13) to 2.06
2010	42,148	1.35 to 1.36	56,930	1.90	0.50 to 0.70	11.13 to 11.35
2009	5,495	1.22	6,676	0.91	0.50 to 0.70	20.30 to 20.54
2008	2	1.01	2	-	0.50 to 0.70	1.00 to 1.04

MML Emerging Growth Division
2011	2,400,038	0.82 to 1.00	1,924,409	-	0.25 to 1.00	(7.47) to (6.78)
2010	2,660,583	0.88 to 1.08	2,223,343	-	0.25 to 1.00	24.04 to 24.98
2009	2,251,981	0.71 to 0.87	1,564,056	-	0.25 to 1.00	11.04 to 11.87
2008	2,001,402	0.63 to 0.78	1,244,094	-	0.25 to 1.00	(42.51) to (42.07)
2007	1,822,362	1.09 to 1.36	1,953,469	-	0.25 to 1.00	16.64 to 17.52

MML Enhanced Index Core Equity Division
2011	667,487	1.26 to 1.54	971,266	1.49	0.25 to 1.00	1.55 to 2.32
2010	639,314	1.24 to 1.50	910,162	1.49	0.25 to 1.00	13.06 to 13.91
2009	651,990	1.10 to 1.32	817,053	-	0.25 to 1.00	22.83 to 23.76
2008	641,018	0.90 to 1.07	652,839	2.11	0.25 to 1.00	(37.92) to (37.45)
2007	570,634	1.44 to 1.71	934,162	1.39	0.25 to 1.00	3.37 to 4.15

MML Equity Division
2011	41,138,324	1.10 to 1.22	71,139,765	1.53	0.25 to 1.00	(4.71) to (4.00)
2010	45,095,517	1.15 to 1.28	82,668,620	1.85	0.25 to 1.00	13.63 to 14.48
2009	47,645,326	1.00 to 1.12	77,033,704	2.70	0.25 to 1.00	29.41 to 30.39
2008	49,172,665	0.77 to 0.87	61,382,496	-	0.25 to 1.00	(42.16) to (41.73)
2007	51,883,929	1.32 to 1.50	113,056,361	2.00	0.25 to 1.00	2.97 to 3.74

MML Equity Income Division
2011	49,983	1.31 to 1.32	65,666	1.78	0.50 to 0.70	(1.48) to (1.29)
2010	26,538	1.33 to 1.34	35,339	1.70	0.50 to 0.70	14.15 to 14.38
2009	14,117	1.17	16,469	3.05	0.50 to 0.70	24.32 to 24.57
2008	1,290	0.94	1,210	-	0.50 to 0.70	(6.17) to (6.14)

MML Equity Index Division
2011	45,920,165	1.28 to 1.31	54,758,362	1.65	0.25 to 1.00	0.83 to 1.59
2010	52,403,078	0.99 to 1.27	61,598,870	1.79	0.25 to 1.00	13.62 to 14.48
2009	67,934,218	0.86 to 1.12	81,216,884	2.58	0.25 to 1.00	25.07 to 26.02
2008	73,795,678	0.69 to 0.89	71,813,634	-	0.25 to 1.00	(37.77) to (37.30)
2007	78,763,001	1.09 to 1.44	127,924,400	1.70	0.25 to 1.00	4.19 to 4.98

MML Foreign Division
2011	43,180	1.20 to 1.21	51,819	2.10	0.50 to 0.70	(10.53) to (10.35)
2010	19,043	1.34	25,498	1.80	0.50 to 0.70	3.97 to 4.18
2009	5,390	1.29	6,942	2.15	0.50 to 0.70	28.37 to 28.63
2008	196	1.00	197	-	0.50 to 0.70	0.00

MML Global Division
2011	23,258	1.36 to 1.37	31,598	1.00	0.50 to 0.70	(4.82) to (4.63)
2010	14,351	1.43	20,486	0.64	0.50 to 0.70	12.04 to 12.26
2009	2,284	1.27 to 1.28	2,909	0.78	0.50 to 0.70	31.04 to 31.30
2008	3	0.97	3	-	0.50 to 0.70	(2.78) to (2.75)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth & Income Division
2011	44,459	$1.28 to $1.29	$56,892	1.17%	0.50% to 0.70%	(2.51)% to (2.32)%
2010	23,621	1.31 to 1.32	30,948	1.59	0.50 to 0.70	10.70 to 10.92
2009	6,653	1.18 to 1.19	7,875	2.63	0.50 to 0.70	26.77 to 27.02
2008	396	0.93	370	-	0.50 to 0.70	(6.63) to (6.60)

MML Growth Allocation Division
2011[7]	137,834	0.92 to 1.42	186,182	2.03	0.50 to 0.75	(7.90) to (0.91)
2010	82,046	1.43	117,219	1.14	0.50 to 0.70	14.12 to 14.35
2009	58,156	1.25	72,800	0.43	0.50 to 0.70	28.70 to 28.96
2008	219	0.97	213	-	0.50 to 0.70	(2.74) to (2.71)

MML Growth Equity Division
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009[4]	-	-	-	-	-	-
2008	4,174,358	0.39 to 0.65	1,890,026	-	0.25 to 1.00	(43.29) to (42.86)
2007	4,047,822	0.68 to 1.15	3,199,362	0.48	0.25 to 1.00	3.35 to 4.13

MML Income & Growth Division
2011	69,265	1.31 to 1.32	90,944	3.25	0.50 to 0.70	4.87 to 5.08
2010	19,104	1.25	23,838	2.54	0.50 to 0.70	10.92 to 11.14
2009	8,942	1.12 to 1.13	10,051	1.14	0.50 to 0.70	17.23 to 17.47
2008	4	0.96	4	-	0.50 to 0.70	(4.13) to (4.10)

MML Inflation-Protected and Income Division
2011	4,169,627	1.41 to 1.61	6,448,450	5.00	0.25 to 1.00	12.37 to 13.21
2010	3,947,695	1.25 to 1.42	5,411,492	3.21	0.25 to 1.00	5.50 to 6.30
2009	3,726,206	1.19 to 1.34	4,818,063	2.11	0.25 to 1.00	10.06 to 10.89
2008	3,133,228	1.08 to 1.21	3,675,009	5.85	0.25 to 1.00	(5.31) to (4.60)
2007	2,211,272	1.14 to 1.27	2,728,063	4.29	0.25 to 1.00	6.44 to 7.24

MML Large Cap Value Division
2011	7,031,848	1.23 to 1.25	8,187,476	0.90	0.25 to 1.00	(4.85) to (4.13)
2010	7,084,652	1.29 to 1.31	8,632,352	0.81	0.25 to 1.00	11.23 to 12.07
2009	7,472,693	1.16 to 1.17	8,149,468	1.16	0.25 to 1.00	29.33 to 30.31
2008	7,234,654	0.90	6,072,235	-	0.25 to 1.00	(39.90) to (39.44)
2007	7,481,556	1.48 to 1.49	10,356,133	1.00	0.25 to 1.00	3.19 to 3.97

MML Managed Bond Division
2011	19,379,964	1.45 to 2.09	40,641,077	3.65	0.25 to 1.00	6.25 to 7.04
2010	21,476,189	1.37 to 1.95	42,827,727	3.62	0.25 to 1.00	5.90 to 6.70
2009	26,093,305	1.29 to 1.83	54,621,370	4.34	0.25 to 1.00	9.11 to 9.93
2008	29,064,950	1.18 to 1.67	58,625,651	4.74	0.25 to 1.00	1.36 to 2.12
2007	31,318,605	1.17 to 1.63	67,034,489	5.22	0.25 to 1.00	6.03 to 6.83

MML Mid Cap Growth Division
2011	47,820	1.71 to 1.72	81,957	-	0.50 to 0.70	(1.91) to (1.72)
2010	32,572	1.75	56,869	-	0.50 to 0.70	27.17 to 27.42
2009	19,485	1.37 to 1.38	26,752	-	0.50 to 0.70	44.34 to 44.63
2008	509	0.95	484	-	0.50 to 0.70	(4.89) to (4.86)

MML Mid Cap Value Division
2011	49,852	1.48 to 1.49	74,056	2.03	0.50 to 0.70	(1.33) to (1.13)
2010	42,933	1.50 to 1.51	64,632	1.53	0.50 to 0.70	19.26 to 19.50
2009	20,506	1.26	25,877	1.50	0.50 to 0.70	29.40 to 29.66
2008	19	0.97	19	-	0.50 to 0.70	(2.50) to (2.47)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Moderate Allocation Division
2011[7]	81,327	$0.94 to $1.41	$104,444	2.36%	0.50% to 0.75%	(5.81)% to 0.50%
2010	49,900	1.39 to 1.40	69,624	1.41	0.50 to 0.70	12.69 to 12.91
2009[5]	22,348	1.24	27,644	0.39	0.50 to 0.70	25.03 to 25.28

MML Money Market Division
2011	52,425,706	1.07 to 1.35	87,096,765	-	0.25 to 1.00	(0.99) to (0.25)
2010	51,806,766	1.08 to 1.35	86,930,236	0.03	0.25 to 1.00	(1.00) to (0.24)
2009	34,759,587	1.09 to 1.35	53,960,073	0.05	0.25 to 1.00	(0.93) to (0.18)
2008	34,824,399	1.10 to 1.36	50,211,307	1.94	0.25 to 1.00	1.09 to 1.85
2007	21,676,978	1.09 to 1.33	26,178,489	4.60	0.25 to 1.00	3.68 to 4.47

MML NASDAQ-100® Division
2011	1,931,859	1.22 to 1.50	1,957,623	0.27	0.25 to 1.00	2.11 to 2.87
2010	1,725,468	1.18 to 1.47	1,767,344	0.13	0.25 to 1.00	18.48 to 19.37
2009	1,740,364	0.99 to 1.24	1,500,211	-	0.25 to 1.00	52.26 to 53.41
2008	1,524,598	0.65 to 0.81	895,811	-	0.25 to 1.00	(42.38) to (41.95)
2007	1,457,456	1.11 to 1.41	1,482,541	0.03	0.25 to 1.00	17.52 to 18.41

MML Small Cap Growth Equity Division
2011	5,889,171	1.41 to 1.49	7,935,003	-	0.25 to 1.00	(6.18) to (5.47)
2010	6,409,333	1.26 to 1.51	9,082,122	-	0.25 to 1.00	21.05 to 21.96
2009	6,634,417	1.04 to 1.24	7,722,853	-	0.25 to 1.00	37.03 to 38.06
2008	5,992,072	0.75 to 0.91	5,098,783	-	0.25 to 1.00	(39.15) to (38.69)
2007	6,396,117	1.22 to 1.49	8,643,629	0.12	0.25 to 1.00	8.53 to 9.35

MML Small Cap Index Division
2011	56,063	1.44 to 1.45	80,991	0.75	0.50 to 0.70	(0.15) to 0.05
2010	30,398	1.44 to 1.45	43,926	0.61	0.50 to 0.70	24.73 to 24.98
2009	15,176	1.16	17,573	1.01	0.50 to 0.70	23.93 to 24.18
2008	1,026	0.93	959	-	0.50 to 0.70	(6.59) to (6.56)

MML Small Company Opportunities Division
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	-	0.25 to 1.00	(8.98) to (8.75)
2008	2,009,798	0.86 to 1.16	2,241,878	0.24	0.25 to 1.00	(40.20) to (39.75)
2007	1,797,556	1.44 to 1.92	3,347,308	-	0.25 to 1.00	(8.01) to (7.32)

MML Small/Mid Cap Equity Division
2011	9,868,962	1.22 to 1.61	14,532,093	0.97	0.25 to 1.00	(3.15) to (2.42)
2010	10,291,048	1.25 to 1.65	15,629,893	0.78	0.25 to 1.00	22.15 to 23.07
2009	10,624,798	1.03 to 1.34	13,195,600	0.52	0.25 to 1.00	35.19 to 36.21
2008	8,537,554	0.76 to 0.98	7,925,953	-	0.25 to 1.00	(38.85) to (38.38)
2007	8,290,756	1.24 to 1.60	12,563,900	0.74	0.25 to 1.00	(2.19) to (1.45)

MML Small/Mid Cap Value Division
2011	43,900	1.54 to 1.55	67,786	0.60	0.50 to 0.70	(8.14) to (7.96)
2010	40,592	1.68 to 1.69	68,265	0.63	0.50 to 0.70	25.96 to 26.21
2009	24,426	1.33 to 1.34	32,587	1.28	0.50 to 0.70	41.73 to 42.01
2008	43	0.94	40	-	0.50 to 0.70	(5.89) to (5.86)

MML Strategic Emerging Markets Division
2011[6]	66,489	0.74	49,500	2.23	0.75	(25.55)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Balanced Division
2011	1,018,216	$1.34 to $2.07	$1,362,538	2.47%	0.30% to 0.75%	(0.03)% to 0.42%
2010	1,212,767	1.34 to 2.06	1,621,920	1.41	0.30 to 0.75	12.07 to 12.58
2009	1,549,852	1.20 to 1.83	1,867,211	-	0.30 to 0.75	20.98 to 21.53
2008	1,693,813	0.99 to 1.50	1,688,335	2.83	0.30 to 0.75	(43.89) to (43.64)
2007	1,809,949	1.76 to 2.67	3,209,256	2.49	0.30 to 0.75	3.01 to 3.47

Oppenheimer Capital Appreciation Division
2011	38,544,774	1.15 to 1.43	48,028,800	0.36	0.25 to 1.00	(2.13) to (1.40)
2010	40,910,959	0.88 to 1.17	51,752,489	0.18	0.25 to 1.00	8.33 to 9.14
2009	43,934,621	0.81 to 1.08	51,519,653	0.32	0.25 to 1.00	43.08 to 44.16
2008	44,889,631	0.56 to 0.76	37,189,312	0.14	0.25 to 1.00	(46.06) to (45.65)
2007	44,723,060	1.03 to 1.40	69,155,367	0.22	0.25 to 1.00	13.01 to 13.86

Oppenheimer Core Bond Division
2011	8,152,821	0.91 to 1.24	9,074,810	5.77	0.25 to 1.00	7.19 to 8.00
2010	8,276,276	0.85 to 1.15	8,564,975	1.77	0.25 to 1.00	10.31 to 11.14
2009	9,092,953	0.77 to 1.03	8,508,480	-	0.25 to 1.00	8.52 to 9.34
2008	9,269,030	0.71 to 0.94	7,990,339	4.51	0.25 to 1.00	(39.66) to (39.20)
2007	8,801,503	1.17 to 1.55	12,562,252	4.90	0.25 to 1.00	3.35 to 4.13

Oppenheimer Global Securities Division
2011	31,987,196	1.52 to 2.42	61,792,668	1.27	0.25 to 1.00	(9.20) to (8.52)
2010	33,156,399	1.51 to 1.67	70,778,086	1.42	0.25 to 1.00	14.81 to 15.67
2009	35,215,163	1.31 to 1.45	65,965,703	2.20	0.25 to 1.00	38.38 to 39.42
2008	35,849,889	1.05 to 1.64	49,244,187	1.55	0.25 to 1.00	(40.78) to (40.34)
2007	35,640,444	1.57 to 1.77	84,011,001	1.28	0.25 to 1.00	5.26 to 6.05

Oppenheimer Global Strategic Income Division
2011	9,803,698	1.48 to 2.10	19,343,851	3.21	0.25 to 1.00	(0.15) to 0.60
2010	10,110,415	1.48 to 2.09	20,001,958	8.52	0.25 to 1.00	13.82 to 14.68
2009	10,529,486	1.30 to 1.82	18,465,839	0.49	0.25 to 1.00	17.65 to 18.53
2008	10,341,210	1.11 to 1.54	15,368,549	4.84	0.25 to 1.00	(15.06) to (14.42)
2007	9,319,044	1.30 to 1.80	16,223,026	3.34	0.25 to 1.00	8.59 to 9.42

Oppenheimer High Income Division
2011	12,262,660	0.35 to 0.43	5,201,130	8.52	0.25 to 1.00	(3.30) to (2.58)
2010	10,943,391	0.36 to 0.44	4,644,128	6.76	0.25 to 1.00	13.67 to 14.52
2009	18,618,630	0.32 to 0.39	7,001,125	-	0.25 to 1.00	24.07 to 25.00
2008	8,424,602	0.25 to 0.31	2,631,958	7.38	0.25 to 1.00	(78.88) to (78.73)
2007	8,451,774	1.21 to 1.45	12,521,291	6.96	0.25 to 1.00	(1.10) to (0.35)

Oppenheimer International Growth Division
2011	12,186,492	1.48 to 1.66	17,776,910	0.97	0.25 to 1.00	(8.09) to (7.40)
2010	12,239,309	1.60 to 1.80	19,390,508	1.22	0.25 to 1.00	13.62 to 14.47
2009	12,070,404	1.40 to 1.59	16,817,186	1.43	0.25 to 1.00	37.86 to 38.90
2008	11,025,518	1.01 to 1.15	11,185,339	1.06	0.25 to 1.00	(43.21) to (42.78)
2007	9,340,170	1.76 to 2.03	16,918,009	0.83	0.25 to 1.00	11.48 to 12.33

Oppenheimer Main Street Division
2011	15,256,104	1.04 to 1.25	17,195,975	0.85	0.25 to 1.00	(1.01) to (0.26)
2010	16,112,487	1.04 to 1.26	18,311,799	1.09	0.25 to 1.00	14.95 to 15.82
2009	16,908,351	0.90 to 1.09	16,715,236	1.87	0.25 to 1.00	27.01 to 27.97
2008	16,992,937	0.70 to 0.86	13,314,701	1.52	0.25 to 1.00	(39.08) to (38.62)
2007	16,805,849	1.14 to 1.41	21,631,175	0.97	0.25 to 1.00	3.38 to 4.16

Oppenheimer Main Street Small- & Mid-Cap Division
2011	946,713	2.23 to 2.33	2,122,180	0.66	0.30 to 0.75	(2.94) to (2.50)
2010	1,146,038	2.29 to 2.39	2,652,171	0.80	0.30 to 0.75	22.48 to 23.04
2009	1,723,162	1.87 to 1.94	3,250,524	0.87	0.30 to 0.75	36.17 to 36.79
2008	1,909,241	1.38 to 1.42	2,637,202	0.51	0.30 to 0.75	(38.29) to (38.02)
2007	2,060,137	2.23 to 2.29	4,609,268	0.31	0.30 to 0.75	(1.95) to (1.51)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Money Division
2011	8,028,578	$1.34 to $1.59	$10,570,875	0.01%	0.30% to 0.75%	(0.73)% to (0.29)%
2010	9,104,355	1.35 to 1.59	11,997,956	0.03	0.30 to 0.75	(0.72) to (0.27)
2009	9,859,783	1.36 to 1.60	12,998,461	0.33	0.30 to 0.75	(0.43) to 0.02
2008	10,307,134	1.36 to 1.60	13,642,681	2.72	0.30 to 0.75	2.01 to 2.47
2007	9,944,623	1.33 to 1.56	12,899,626	4.85	0.30 to 0.75	4.20 to 4.67

Oppenheimer Small- & Mid-Cap Growth Division
2011	25,929,947	1.18 to 1.21	33,096,336	-	0.25 to 1.00	0.09 to 0.84
2010	27,234,225	0.60 to 1.18	34,625,013	-	0.25 to 1.00	26.20 to 27.15
2009	28,446,709	0.47 to 0.93	28,826,998	-	0.25 to 1.00	31.29 to 32.28
2008	28,216,561	0.36 to 0.71	22,026,712	-	0.25 to 1.00	(49.57) to (49.19)
2007	28,919,595	0.70 to 1.41	45,073,917	-	0.25 to 1.00	5.27 to 6.07

Panorama Growth Division
2011	907,845	0.94 to 0.95	863,093	0.79	0.60 to 0.75	(0.50) to (0.36)
2010	901,737	0.94 to 0.96	860,806	1.13	0.60 to 0.75	14.65 to 14.82
2009	814,996	0.82 to 0.84	680,475	1.99	0.60 to 0.75	28.22 to 28.41
2008	916,334	0.64 to 0.65	596,763	1.77	0.60 to 0.75	(38.88) to (38.79)
2007	1,470,155	1.04 to 1.07	1,563,342	1.16	0.60 to 0.75	4.07 to 4.22

Panorama Total Return Division
2011	329,445	1.01 to 1.07	354,138	3.06	0.60 to 0.75	(0.51) to (0.37)
2010	415,272	1.02 to 1.08	446,930	1.71	0.60 to 0.75	15.83 to 16.01
2009	449,217	0.88 to 0.93	417,604	-	0.60 to 0.75	18.89 to 19.06
2008	710,542	0.74 to 0.78	556,429	3.33	0.60 to 0.75	(39.11) to (39.02)
2007	772,868	1.21 to 1.29	994,234	3.28	0.60 to 0.75	5.03 to 5.19

PIMCO VIT Commodity Real Return Strategy Division
2011	37,325	1.43 to 1.44	53,414	14.12	0.50 to 0.70	(8.19) to (8.00)
2010	24,826	1.56	38,703	15.43	0.50 to 0.70	23.38 to 23.63
2009	12,860	1.26	16,236	5.09	0.50 to 0.70	40.63 to 40.91
2008	9	0.90	8	-	0.50 to 0.70	(0.10)

T. Rowe Price Blue Chip Growth Division
2011	3,295,855	1.35 to 1.63	5,100,575	-	0.25 to 1.00	0.51 to 1.26
2010	3,243,790	1.34 to 1.61	4,981,764	-	0.25 to 1.00	15.23 to 16.10
2009	3,044,135	1.16 to 1.38	4,045,626	-	0.25 to 1.00	40.77 to 41.83
2008	3,093,981	0.83 to 0.97	2,910,070	0.11	0.25 to 1.00	(43.08) to (42.65)
2007	2,602,779	1.45 to 1.70	4,299,949	0.47	0.25 to 1.00	11.61 to 12.46

T. Rowe Price Equity Income Division
2011	7,509,806	1.34 to 1.62	11,611,204	1.77	0.25 to 1.00	(1.70) to (0.96)
2010	7,438,051	1.36 to 1.63	11,669,725	1.93	0.25 to 1.00	13.88 to 14.73
2009	7,204,568	1.19 to 1.42	9,897,056	2.02	0.25 to 1.00	24.35 to 25.29
2008	6,713,408	0.96 to 1.14	7,395,548	2.43	0.25 to 1.00	(36.75) to (36.27)
2007	5,618,495	1.52 to 1.78	9,762,860	1.77	0.25 to 1.00	2.23 to 3.00

T. Rowe Price Limited-Term Bond Division
2011	90,207	1.58	142,681	2.46	0.60	1.00
2010	219,127	1.57	343,179	2.89	0.60	2.48
2009	490,001	1.53	748,807	3.50	0.60	7.66
2008	450,443	1.42	639,396	4.01	0.60	0.95
2007	237,878	1.41	334,498	4.32	0.60	4.86

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
T. Rowe Price Mid-Cap Growth Division
2011	19,158,074	$1.81 to $2.75	$41,113,827	-%	0.25% to 1.00%	(2.25)% to (1.52)%
2010	20,456,685	1.85 to 2.80	44,787,710	-	0.25 to 1.00	26.84 to 27.80
2009	21,775,816	1.46 to 2.19	37,514,690	-	0.25 to 1.00	44.20 to 45.28
2008	22,927,955	1.01 to 1.51	27,358,219	-	0.25 to 1.00	(40.36) to (39.91)
2007	23,407,847	1.70 to 2.51	46,873,414	0.22	0.25 to 1.00	16.34 to 17.22

T. Rowe Price New America Growth Division
2011	1,517,112	1.16 to 1.43	1,788,124	0.22	0.30 to 0.75	(1.81) to (1.37)
2010	1,479,655	1.18 to 1.45	1,778,654	0.21	0.30 to 0.75	18.76 to 19.29
2009	1,577,233	0.99 to 1.21	1,593,130	-	0.30 to 0.75	48.65 to 49.32
2008	1,497,225	0.67 to 0.81	1,017,852	-	0.30 to 0.75	(38.70) to (38.43)
2007	1,484,920	1.09 to 1.32	1,646,992	-	0.30 to 0.75	12.93 to 13.44

Templeton Foreign Securities Division
2011	7,856,011	1.31 to 1.43	10,091,949	1.73	0.25 to 1.00	(11.52) to (10.86)
2010	7,920,583	1.47 to 1.61	11,487,517	1.89	0.25 to 1.00	7.33 to 8.14
2009	8,077,810	1.36 to 1.50	10,877,673	3.12	0.25 to 1.00	35.68 to 36.70
2008	7,835,954	1.00 to 1.11	7,758,890	2.41	0.25 to 1.00	(40.97) to (40.53)
2007	7,407,487	1.67 to 1.88	12,383,788	1.96	0.25 to 1.00	14.30 to 15.17

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division.
[5]	For the period March 9, 2009 (commencement of operations) through December 31, 2009.
[6]	For the period May 1, 2011 (date the fund was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I) through December 31, 2011.
[7]	The low range of the total return is for the period of May 2, 2011 (commencement of operations) through December 31, 2011.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available)	Replacement Fund	Former Division	Current Division

Fund re-named
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 2, 2012, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

    The Board of Directors and Policyholders of

    Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of income (loss), changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2011. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009.

/s/ KPMG LLP

February 22, 2012

LA2045	FF-1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2011	2010

	(In Millions)

Assets:

Bonds	$53,464	$50,327
Preferred stocks	323	306
Common stocks - subsidiaries and affiliates	4,982	3,740
Common stocks - unaffiliated	576	238
Mortgage loans	12,398	11,218
Policy loans	9,478	8,960
Real estate	1,192	1,128
Partnerships and limited liability companies	5,642	5,371
Derivatives and other invested assets	3,334	2,665
Cash, cash equivalents and short-term investments	1,631	1,139

Total invested assets	93,020	85,092

Investment income due and accrued	501	535
Deferred income taxes	1,058	1,427
Other than invested assets	857	920

Total assets excluding separate accounts	95,436	87,974

Separate account assets	41,532	41,316

Total assets	$136,968	$129,290

Liabilities and Surplus:

Policyholders’ reserves	$68,536	$64,245
Liabilities for deposit-type contracts	4,588	3,577
Contract claims and other benefits	320	301
Policyholders’ dividends	1,335	1,230
General expenses due or accrued	901	651
Federal income taxes	91	132
Asset valuation reserve	1,683	1,428
Securities sold under agreements to repurchase	3,580	3,883
Commercial paper	250	250
Derivative collateral	1,546	1,288
Other liabilities	1,196	650

Total liabilities excluding separate accounts	84,026	77,635

Separate account liabilities	41,525	41,303

Total liabilities	125,551	118,938

Surplus	11,417	10,352

Total liabilities and surplus	$136,968	$129,290

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Revenue:

Premium income	$13,491	$11,163	$12,392
Net investment income	4,783	4,425	4,071
Reserve adjustments on reinsurance ceded	48	69	82
Fees and other income	528	483	489

Total revenue	18,850	16,140	17,034

Benefits and expenses:

Policyholders’ benefits	10,109	10,214	11,364
Change in policyholders’ reserves	5,239	2,214	2,021
General insurance expenses	1,258	1,330	1,270
Commissions	541	521	522
State taxes, licenses and fees	139	131	131

Total benefits and expenses	17,286	14,410	15,308

Net gain from operations before dividends and federal income taxes	1,564	1,730	1,726

Dividends to policyholders	1,313	1,209	1,211

Net gain from operations before federal income taxes	251	521	515

Federal income tax benefit	(293)	(251)	(57)

Net gain from operations	544	772	572

Net realized capital losses after tax and transfers to interest maintenance reserve	(199)	(237)	(861)

Net income (loss)	$345	$535	$(289)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Surplus, beginning of year	$10,352	$9,259	$8,463

Increase (decrease) due to:
Net income	345	535	(289)
Change in net unrealized capital gains, net of tax	1,432	685	737
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(53)	9	112
Change in special surplus funds - net deferred tax assets	(280)	65	293
Change in other net deferred income taxes	269	(73)	59
Change in nonadmitted assets	(120)	69	(108)
Change in reserve valuation basis	-	(7)	-
Change in asset valuation reserve	(255)	(286)	(747)
Change in surplus notes	-	-	740
Cumulative effect of accounting changes, net of tax	-	-	(70)
Prior period adjustments	1	17	(25)
Change in minimum pension liability included in surplus	(273)	80	148
Other	(1)	(1)	(54)

Net increase	1,065	1,093	796

Surplus, end of year	$11,417	$10,352	$9,259

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Cash from operations:
Premium and other income collected	$14,046	$11,726	$12,982
Net investment income	4,503	4,288	3,814
Benefit payments	(9,963)	(10,105)	(11,236)
Net transfers (to) from separate accounts	(997)	140	(796)
Commissions and other expenses	(2,164)	(1,982)	(1,756)
Dividends paid to policyholders	(1,208)	(1,217)	(1,330)
Federal and foreign income taxes recovered	88	309	484

Net cash provided by operating activities	4,305	3,159	2,162

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	18,638	16,753	14,846
Common stocks - unaffiliated	101	72	379
Mortgage loans	1,990	1,898	1,222
Real estate	115	135	13
Partnerships	1,031	738	754
Preferred and affiliated common stocks	204	754	138
Other	770	(193)	(224)

Total investment proceeds	22,849	20,157	17,128

Cost of investments acquired:
Bonds	(21,216)	(19,990)	(16,373)
Common stocks - unaffiliated	(441)	(52)	(232)
Mortgage loans	(3,159)	(1,991)	(542)
Real estate	(245)	(196)	(121)
Partnerships	(1,327)	(1,381)	(914)
Preferred and affiliated common stocks	(736)	(488)	(105)
Other	31	(14)	(132)

Total investments acquired	(27,093)	(24,112)	(18,419)
Net (increase) decrease in policy loans	(519)	(474)	400

Net cash used in investing activities	(4,763)	(4,429)	(891)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	905	702	(1,217)
Cash provided from surplus notes	-	-	740
Net securities (bought) sold under agreements to repurchase	(303)	443	25
Change in derivative collateral	259	(522)	(1,094)
Other cash provided (applied)	89	(465)	(95)

Net cash from financing and other sources	950	158	(1,641)

Net change in cash, cash equivalents and short-term investments	492	(1,112)	(370)
Cash, cash equivalents and short-term investments, beginning of year	1,139	2,251	2,621

Cash, cash equivalents and short-term investments, end of year	$1,631	$1,139	$2,251

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of the Company and its subsidiaries. The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2. Summary of significant accounting policies

a.   Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company used undiscounted cash flows to determine impairments on loan-backed and structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) majority-owned noninsurance subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (f) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (g) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the Company; (h) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (i) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest assumptions; (j) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (k) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (LLCs) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses) in surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (n) a prepaid pension asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement plan assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan, which is the difference between the fair value of the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

plan assets and the projected benefit obligation, is recorded as an asset or liability with the change recorded through accumulated other comprehensive income; (o) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (p) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (q) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (r) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves and other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for future policyholders’ reserves, the determination of deferred tax assets (DTAs), and the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.   Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year surplus on a pretax basis with any associated tax impact reported through earnings. The following summarizes corrections of prior year errors for the year ended December 31, 2011:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$(11)	$-	$(11)	$11
General insurance expenses	(8)	-	(8)	8
Partnership income	(7)	2	(5)	5
Other	8	-	8	(8)
Derivatives	7	-	7	(7)
Fixed assets	5	-	5	(5)
Premium income	5	-	5	(5)
Prepaid commissions and allowances	2	(2)	-	-

Total	$1	$-	$1	$(1)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes corrections of prior year errors for the year ended December 31, 2010:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

		(In Millions)

Separate account income	$(21)	$-	$(21)	$21
Partnership income	(20)	20	-	-
Reinsurance	(5)	-	(5)	5
Policy loans	(4)	-	(4)	4
Prepaid commissions and allowances	36	(36)	-	-
Policyholders’ reserves	24	-	24	(24)
Impaired asset	5	-	5	(5)
Other	2	-	2	(2)

Total	$17	$(16)	$1	$(1)

The $20 million in partnership income was a reclassification within surplus and therefore had no impact to surplus at December 31, 2010. Prepaid commissions and allowances of $36 million were recorded and then nonadmitted through the Statutory Statements of Changes in Surplus. Previously the Company directly expensed these costs.

The following summarizes corrections of prior year errors for the year ended December 31, 2009:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

		(In Millions)

Policyholders’ reserves	$(29)	$-	$(29)	$29
Partnership income	-	(8)	(8)	8
Reinsurance	3	-	3	(3)
Prepaid commissions and allowances	1	-	1	(1)

Total	$(25)	$(8)	$(33)	$33

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2009, a net decrease of $25 million through prior period adjustments and a net decrease of $8 million through the change in net unrealized capital gains (losses).

Certain 2010 and 2009 balances within these financial statements have been reclassified to conform to the current year presentation.

c.   Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, that are carried at the lower of amortized cost or fair value. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

d.   Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

e.   Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C. M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in MMHLLC at its underlying U.S. GAAP net equity adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. Operating results, less dividend distributions, of unconsolidated subsidiaries are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated. Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.   Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.   Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions with the senior lender within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.   Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2011 and 2010. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.   Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserve are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value, less selling costs, at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

j.   Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.   Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not reliable or available, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for guaranteed minimum death benefits (GMDBs) and variable annuity guaranteed living benefits (VAGLBs).

l.   Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities with a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.   Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.   Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to eleven years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.   Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the pension plan assets, certain investments in partnerships for which audits are not performed, advances and prepayments, certain electronic data processing (EDP) equipment, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year, certain other receivables, furniture, uncollected premiums and certain intangible assets. Such amounts are excluded from the Statutory Statements of Financial Position.

p.   Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of group and individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for Company seed money and supplemental accounts, as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed products within the separate accounts. Assets transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss) with the offset recorded as a transfer to/from the separate accounts. Investment income and realized capital gains and losses on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

q.   Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company offer GMDBs and VAGLBs. The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (GMABs), guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the products guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. The Company first issued GMIBs in 2002 and suspended issuing contracts with GMIBs by March 2009. GMIBs cannot be exercised prior to at least seven years after contract issuance.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. In 2009, the Company temporarily suspended issuing contracts with GMWBs. Beginning in the first quarter of 2010 the Company began offering a newly designed GMWB on a variable annuity product.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group fixed deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.   Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.   Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 69% and 71% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2011 and 2010, respectively.

t.   Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.   Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR is reported in surplus.

v.   Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities, or if negative, is nonadmitted.

w.   Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

x.   Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes) and interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.   Other liabilities

Other liabilities primarily include IMR, remittances and items not allocated, derivative payables, amounts held for agents and pending securities settlements.

z.   Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company’s retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

aa. Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

If the Company has the intent to sell, or the inability, or lack of intent to retain the investment in a loan-backed or structured security for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a change in the fair value of the underlying collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event such as the acquisition of the collateral is determined to be probable, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and estimated selling price. Any subsequent declines in value are recorded as an impairment and included in realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.2% for future benefits of two years to 2.1% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in surplus.

cc.   Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSARs exercised. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value over the award period. This value is determined by grant price plus/minus any change in share price. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.   Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income (Loss) that differ from the federal statutory tax rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3. New accounting standards

a.   Adoption of new accounting standards

In September 2009, the NAIC issued guidance pertaining to loan-backed and structured securities, which superseded existing guidance regarding treatment of their cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provided information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It required the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance required a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to have been included in the cumulative effect adjustment, the company must have held the security as of September 30, 2009, must not have had the intent to sell the security and must have had the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. This guidance required additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with recognized OTTI. This guidance was issued as Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $71 million, net of the impact of AVR and income taxes.

In November 2009, the NAIC issued guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of DTAs. It provided an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It required gross DTA to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The valuation allowance is required whether or not an insurer can admit higher DTA based on the new standard, i.e. whether its RBC exceeds the minimum threshold. Significant disclosures are required, including splitting the DTA and deferred tax liability (DTL) by character, regardless of whether the company is eligible for the enhanced DTA admissibility standard. This guidance was issued as SSAP No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and was effective for 2009 annual statements and 2010 interim and annual statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to admitted DTA by approximately $321 million. This guidance was extended through December 31, 2011 and updated to include additional disclosures regarding the impact of tax-planning strategies in determining the adjusted gross DTA and in determining the net admitted DTA by percentage and tax character.

In December 2009, the NAIC issued guidance pertaining to fair value measurements. This new standard provided statutory accounting guidance on defining fair value when other statutory accounting pronouncements require or permit fair value measurements, establishes a framework for measurement of fair value and expands fair value disclosures. It substantially adopted the fair value guidance in U.S. GAAP Accounting Standards Codification (ASC) 820 Fair Value Measurements and Disclosures. However, it excluded the consideration of a company’s own credit risk in estimating the fair value of a liability, including derivatives. This guidance was issued as SSAP No. 100, “Fair Value Measurements” and was effective for the December 31, 2010 financial statements, with early application permitted as of December 31, 2009. Adoption of this statement did not have a significant impact on the Company’s financial statements.

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to SSAP No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised existing guidance pertaining to guarantees. These revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, the maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

b.   Future adoption of new accounting standards

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure in the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, companies will be required to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward disclosure. These new requirements are effective January 1, 2012. The Company currently discloses a gross presentation within the Level 3 rollforward disclosure. The adoption of the other requirements of this guidance is not expected to have a significant impact on the Company’s financial statements.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement revises statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. SSAP No. 101, which is effective on January 1, 2012, will: 1) restrict the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet a new modified risk based capital ratio (Ex-DTA RBC ratio) threshold, 2) change the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) require the disclosure of tax planning strategies that relate to reinsurance and 4) require consideration of reversal patterns of DTAs and DTLs in determining the extent to which DTLs could offset DTAs on the balance sheet. The Company is in the process of assessing the impact of adopting this standard.

c.   Change in accounting principles and methodology

Effective December 31, 2009, statutory guidance was issued applying to variable annuity reserves. This guidance set forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance included all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981. The NAIC is currently using a similar approach to calculate RBC for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserves and RBC in a consistent calculation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Actuarial Guideline 43 (CARVM for Variable Annuities) became effective December 31, 2009 and is used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits effective December 31, 2009. This guideline replaced Actuarial Guideline 34 (Variable Annuity Minimum Guaranteed Death Benefit Reserves) and Actuarial Guideline 39 (Reserves for Variable Annuities with Guaranteed Living Benefits), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death, accumulation, income and withdrawal benefits were $505 million as of December 31, 2009.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross DTA that relates to the deferred and uncollected premium reserve. Historically, this gross DTA was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this DTA reverses in its entirety within one year. The effect of this change was included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $204 million.

4. Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.   Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$9,177	$1,821	$-	$10,998
All other governments	112	36	-	148
States, territories and possessions	1,281	131	3	1,409
Special revenue	2,341	349	1	2,689
Industrial and miscellaneous	35,558	2,950	930	37,578
Parent, subsidiaries and affiliates	4,995	248	213	5,030

Total	$53,464	$5,535	$1,147	$57,852

Note: The unrealized losses exclude $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$8,762	$575	$479	$8,858
All other governments	116	27	-	143
States, territories and possessions	1,395	41	54	1,382
Special revenue	1,958	166	8	2,116
Industrial and miscellaneous	33,099	2,055	900	34,254
Parent, subsidiaries and affiliates	4,997	225	256	4,966

Total	$50,327	$3,089	$1,697	$51,719

Note: The unrealized losses exclude $60 million of losses embedded in the carrying value, which include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

The Company used SVO ratings for the bond portfolio along with what it believes were the equivalent rating agency designations except for RMBS and CMBS that were rated by outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2011 and 2010:

			December 31,
		2011		2010

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$33,712	63%	$32,340	64%
2	Baa	16,395	31	14,544	29
3	Ba	1,599	3	1,546	3
4	B	915	2	926	2
5	Caa and lower	718	1	781	2
6	In or near default	125	-	190	-

	Total	$53,464	100%	$50,327	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth RMBS and CMBS as of December 31, 2011 and 2010 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers, for RMBS and CMBS subject to modeling:

				December 31,
		2011				2010

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$2,132	84%	$2,895	100%	$2,758	90%	$2,879	99%
2	122	5	6	-	79	3	16	1
3	121	5	8	-	73	2	14	-
4	137	5	9	-	157	5	8	-
5	16	1	4	-	1	-	4	-
6	2	-	-	-	2	-	-	-

	$2,530	100%	$2,922	100%	$3,070	100%	$2,921	100%

The following summarizes the carrying value and fair value of bonds as of December 31, 2011 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$1,196	$1,215
Due after one year through five years	13,941	14,596
Due after five years through ten years	17,900	19,566
Due after 10 years	20,427	22,475

Total	$53,464	$57,852

The proceeds from sales of bonds were $8,981 million for the year ended December 31, 2011 and $8,602 million for the year ended December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2011 and 2010:

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

States, territories and possessions	$67	$1	6	$32	$2	1
Special revenue	28	1	79	-	-	-
Industrial and miscellaneous	4,524	199	629	3,573	750	756
Parent, subsidiaries and affiliates	2,010	74	25	500	151	18

Total	$6,629	$275	739	$4,105	$903	775

Note: The unrealized losses include $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

	December 31, 2010

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U. S. government and agencies	$53	$1	4	$1,878	$478	1
States, territories and possessions	712	45	24	27	9	1
Special revenue	165	8	23	-	-	-
Industrial and miscellaneous	5,226	242	440	3,659	677	524
Parent, subsidiaries and affiliates	2,093	113	14	473	184	23

Total	$8,249	$409	505	$6,037	$1,348	549

Note: The unrealized losses include $60 million of losses embedded in the carrying value, which include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

The decrease in unrealized losses for the less than 12 months category for states, territories and possessions is due to an improvement in the municipal securities market. The decrease in unrealized losses for the 12 months or longer category for U.S. government and agencies is due to the recovery in value of these securities and their subsequent sale. The majority of the unrealized losses occurred prior to 2010 due to the decline in the credit markets, liquidity and other uncertainties reflected in current market values. These factors continue to impact the value of RMBS, leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings or other factors may lead to further declines in value.

As of December 31, 2011, investments in structured and loan-backed securities for which an OTTI has not been recognized in earnings and which were in an unrealized loss position had a fair value of $4,582 million. Structured and loan-backed securities in an unrealized loss position for less than 12 months had a fair value of $2,536 million and unrealized losses of $88 million. Structured and loan-backed securities in an unrealized loss position for greater than 12 months had a fair value of $2,046 million and unrealized losses of $366 million. These structured and loan-backed securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

Based on the Company’s policies, as of December 31, 2011 and 2010, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the course of the Company’s investment management activities, securities may be sold at a loss and repurchased within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities at a loss or in a loss position with the NAIC’s Designation 3 or below for the years ended December 31, 2011 and 2010 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $71 million as of December 31, 2011 and 2010.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

For the past few years, market conditions for Alt-A and subprime investments have been unusually weak due to higher delinquencies, reduced home prices and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to conditions in effect prior to that time.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposures were as follows:

	December 31, 2011

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime
Agency	$1,274	$1,334	$1,535
Non agency	360	295	305

Total prime	1,634	1,629	1,840

Alt-A
Residential mortgage-backed securities	2,176	1,550	1,190

Subprime
Residential mortgage-backed securities	934	707	618
Collateralized debt obligations	3	-	-

Total subprime	937	707	618

Total residential mortgage-backed securities	$4,747	$3,886	$3,648

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime
Agency	$1,416	$1,485	$1,626
Non agency	456	372	382

Total prime	1,872	1,857	2,008

Alt-A
Residential mortgage-backed securities	2,460	1,851	1,463

Subprime
Residential mortgage-backed securities	1,111	857	814
Collateralized debt obligations	4	-	-

Total subprime	1,115	857	814

Total residential mortgage-backed securities	$5,447	$4,565	$4,285

The following shows the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

	December 31, 2011

	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.3%	-%	0.1%	-%	-%	-%	0.4%
2007	6.6	0.4	0.6	1.0	0.6	0.1	9.3
2006	27.1	0.9	3.6	4.6	-	-	36.2
2005 and prior	48.4	4.2	1.0	0.3	0.1	0.1	54.1

Total	82.4%	5.5%	5.3%	5.9%	0.7%	0.2%	100.0%

	December 31, 2010

	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.3%	-%	0.1%	-%	-%	-%	0.4%
2007	7.1	0.1	0.3	1.4	-	-	8.9
2006	30.0	1.0	2.0	3.5	-	-	36.5
2005 and prior	50.8	2.0	0.3	0.9	0.1	0.1	54.2

Total	88.2%	3.1%	2.7%	5.8%	0.1%	0.1%	100.0%

During the year ended December 31, 2011, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s prime RMBS were of the highest quality with the following origination dates as of December 31, 2011 and 2010:

	December 31,
	2011	2010

Year

Post 2007	4.7%	1.8%
2007	4.1	3.4
2006	15.9	14.5
2005 and prior	75.3	80.3

Total	100.0%	100.0%

     Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2011

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,108	$1,074	$1,054
Domestic leveraged loan CDOs	3,759	3,856	3,803

Total domestic leveraged loans and CDOs	4,867	4,930	4,857

European leveraged loans	116	119	115
European leveraged loan CDOs	618	434	383

Total European leveraged loans and CDOs	734	553	498

Total leveraged loans and CDOs	$5,601	$5,483	$5,355

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,325	$1,289	$1,285
Domestic leveraged loan CDOs	3,288	3,285	3,268

Total domestic leveraged loans and CDOs	4,613	4,574	4,553

European leveraged loans	176	181	191
European leveraged loan CDOs	682	501	421

Total European leveraged loans and CDOs	858	682	612

Total leveraged loans and CDOs	$5,471	$5,256	$5,165

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had an actual cost of $3,055 million, carrying value of $3,053 million and fair value of $3,220 million as of December 31, 2011 and an actual cost of $2,975 million, carrying value of $2,971 million and fair value of $3,102 million as of December 31, 2010.

The following shows the percentage by statement value of CMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

December 31, 2011

	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	18.0%	-%	-%	0.1%	0.1%	-%	18.2%
2007	17.2	-	0.3	-	-	-	17.5
2006	23.3	0.2	-	0.1	-	-	23.6
2005 and prior	40.4	0.3	-	-	-	-	40.7

Total	98.9%	0.5%	0.3%	0.2%	0.1%	-%	100.0%

December 31, 2010

	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	4.6%	-%	-%	0.1%	0.1%	-%	4.8%
2007	16.1	0.5	0.3	-	-	-	16.9
2006	25.0	-	0.2	0.1	-	-	25.3
2005 and prior	52.6	0.4	-	-	-	-	53.0

Total	98.3%	0.9%	0.5%	0.2%	0.1%	-%	100.0%

b.   Preferred stocks

The Company held preferred stocks with carrying values of $323 million and fair values of $310 million as of December 31, 2011 and carrying values of $306 million and fair values of $321 million as of December 31, 2010.

As of December 31, 2011 and 2010, the Company did not have any preferred stock with RMBS exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $254 million as of December 31, 2011 and $235 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.   Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2011	2010

	(In Millions)

Adjusted cost basis	$542	$181
Gross unrealized gains	73	61
Gross unrealized losses	(39)	(4)

Carrying value	$576	$238

As of December 31, 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 333 issuers. These holdings were in an unrealized loss position of $38 million, $3 million of which were in an unrealized loss position more than 12 months. As of December 31, 2010, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $113 million in 95 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” the decline in value of these securities was not considered to be other than temporary as of December 31, 2011 or 2010.

As of December 31, 2011 and 2010, the Company did not hold any unaffiliated common stock with RMBS exposure.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $223 million as of December 31, 2010 and $156 million as of December 31, 2010.

d.   Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life which primarily provides variable life and bank-owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2011	2010	2009

	(In Millions)

Total revenue	$878	$952	$1,367
Net income (loss)	120	96	52
Assets	12,799	12,841	12,516
Liabilities	11,693	11,852	11,640
Shareholder’s equity	1,106	989	876

MMHLLC is the parent of subsidiaries that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2011	2010	2009

	(In Millions)

Total revenue	$4,943	$6,244	$5,754
Net income (loss)	400	(349)	161
Assets	50,885	51,093	43,828
Liabilities	42,447	43,144	37,500
Equity	8,438	7,949	6,328

The U.S. GAAP equity values of $8,438 million, $7,949 million, and $6,328 million in the preceding table consist of MMHLLC statutory carrying values of $3,413 million, $2,502 million, and $2,627 million as of December 31, 2011, 2010 and 2009, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong.

As of December 31, 2011, 2010 and 2009, the statutory carrying value of MMHLLC included $2,015 million, $1,851 million and $1,699 million, respectively, related to NCI and ARE. The Division has affirmed the statutory recognition of the Company’s application of the NCI and ARE guidelines in regard to MMHLLC’s equity value. The current statutory carrying amount of MMHLLC remains significantly below its fair value.

In 2009, several lawsuits were filed against OFI, and other parties in various federal courts, as putative class actions in connection with the investment performance of Oppenheimer Core Bond Fund (Core Bond Fund) and Oppenheimer Champion Income Fund (Champion Income Fund) distributed and advised by Oppenheimer Acquisition Corp. (OAC) subsidiaries, indirect subsidiaries of MMHLLC. The lawsuits raised claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The Core Bond Fund and Champion Income Fund putative class action claims were consolidated into two groups, one for each of the funds. The Company’s subsidiary recorded an accrual in its 2010 financial statements which represented the amount that was sufficient to cover these matters, net of an offsetting insurance recovery. In June 2011, the parties to the suits executed a settlement agreement, which the Court approved in September. In November 2011, the loss contingency was paid.

In April 2010, a lawsuit was filed in New York state court against OFI, its subsidiary HarbourView Asset Management Corporation (HVAMC) and AAArdvark IV Funding Limited (AAArdvark IV) in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited, in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. The Court dismissed certain equitable claims against OFI and HVAMC, leaving only the claims for breach of contract. Plaintiffs filed an amended complaint with additional contractual claims. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In December 2011, plaintiffs filed a motion for partial summary judgment. In January 2012, the court granted in part defendant’s motion to dismiss and denied plaintiff’s motion for partial summary judgment. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On July 15, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark I Funding Limited (AAArdvark I), in connection with investments made by TSL (USA) Inc. and other investors in AAArdvark I. The complaint alleges breach of contract against each of the defendants and seeks compensatory damages and costs and disbursements, including attorney fees. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In January 2012, the court granted in part defendant’s motion to dismiss. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On November 9, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark XS Funding Limited (AAArdvark XS) in connection with the investment made by Scaldis Capital Limited, predecessor in interest to plaintiff Royal Park Investments SA/NV, in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages and an award of attorney fees and litigation expenses. OFI believes it has substantial defenses and will vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, OFI concluded settlements with six states, including the State of New Mexico, regarding investigations of the management of those states’ Section 529 college savings plans. However, two lawsuits were filed in the Circuit Court for Santa Fe County, New Mexico seeking to challenge the settlement with that state. Accordingly, the State has not released for payment to the State’s 529 plan participants, the funds it received from OFI. In October 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

Historically, the Company has reinvested a substantial portion of its unrestricted earnings in its international insurance subsidiaries operations. In 2010, the Company sold its interests in its indirect Taiwan subsidiary, MassMutual Mercuries Life Insurance Company. This sale resulted in a $119 million increase to the statutory value of MMHLLC.

As of December 31, 2011, the inclusion of the Japanese subsidiary’s value increased the Company’s statutory carrying value of MMHLLC by $564 million. In prior years, there was not an admitted carrying value related to this Japanese subsidiary.

In the second and third quarter of 2011, the Company received $25 million and $225 million of cash dividends from MMHLLC, respectively. In the first and second quarter of 2010, the Company received $100 million and $125 million of cash dividends from MMHLLC, respectively. In the third and fourth quarter of 2009, the Company received $80 million and $50 million of cash dividends from MMHLLC, respectively. Cash dividends are recorded in net investment income.

In the fourth quarter of 2011, the Company contributed capital of $250 million to MMHLLC. In 2010, the Company did not contribute capital to its subsidiaries, including MMHLLC.

The Company held debt issued by MMHLLC that amounted to $1,993 million as of December 31, 2011 and 2010. On March 25, 2010, the Company and MMHLLC completed an equity for debt swap. MMHLLC swapped $500 million of the Company’s contributed capital for $500 million of additional notes payable to the Company. No cash was distributed by MMHLLC. The Company recorded interest income on MMHLLC debt of $118 million, $113 million and $91 million in 2011, 2010 and 2009, respectively.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $8 million as of December 31, 2011 and $136 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $930 million as of December 31, 2011 was subject to dividend restrictions imposed by various state regulations.

e.   Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $12,398 million, net of valuation allowances of $46 million as of December 31, 2011. The carrying value of mortgage loans was $11,218 million, net of valuation allowances of $130 million as of December 31, 2010.

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2011 and 2010, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2011 or 2010.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Commercial mortgage loans
Primary lender	$10,199	$10,220	$8,908	$9,042
Mezzanine loans	41	44	63	62

Total commercial mortgage loans	10,240	10,264	8,971	9,104

Residential mortgage loans
FHA insured and VA guaranteed	2,085	2,070	2,224	2,141
Other residential loans	73	75	23	23

Total residential mortgage loans	2,158	2,145	2,247	2,164

Total mortgage loans	$12,398	$12,409	$11,218	$11,268

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2011, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2012	$1,488
2013	715
2014	810
2015	821
2016	2,161
Thereafter	4,245

Commercial mortgage loans	10,240
Residential mortgage loans	2,158

Total	$12,398

The Company uses an internal rating system as its primary method of monitoring credit quality. The following table illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

			December 31, 2011

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

			(In Millions)

Commercial mortgage loans
Primary lender	$3,377	$4,321	$1,503	$978	$20	$-	$10,199
Mezzanine loans	-	-	-	28	13	-	41

Total commercial mortgage loans	3,377	4,321	1,503	1,006	33	-	10,240

Residential mortgage loans
FHA insured and VA guaranteed	2,085	-	-	-	-	-	2,085
Other residential loans	73	-	-	-	-	-	73

Total residential mortgage loans	2,158	-	-	-	-	-	2,158

Total mortgage loans	$5,535	$4,321	$1,503	$1,006	$33	$-	$12,398

			December 31, 2010

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

			(In Millions)

Commercial mortgage loans
Primary lender	$1,729	$3,538	$2,346	$1,279	$9	$7	$8,908
Mezzanine loans	-	5	-	8	47	3	63

Total commercial mortgage loans	1,729	3,543	2,346	1,287	56	10	8,971

Residential mortgage loans
FHA insured and VA guaranteed	2,224	-	-	-	-	-	2,224
Other residential loans	23	-	-	-	-	-	23

Total residential mortgage loans	2,247	-	-	-	-	-	2,247

Total mortgage loans	$3,976	$3,543	$2,346	$1,287	$56	$10	$11,218

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2011

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($In Millions)

Office	$3,288	$429	$84	$3,801	38%
Apartments	2,347	224	123	2,694	26
Industrial and other	1,142	705	125	1,972	19
Retail	886	30	248	1,164	11
Hotels	590	-	19	609	6

Total	$8,253	$1,388	$599	$10,240	100%

		December 31, 2010

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$2,061	$511	$767	$3,339	38%
Apartments	1,528	796	256	2,580	29
Industrial and other	632	642	433	1,707	19
Retail	604	45	257	906	10
Hotels	348	54	37	439	4

Total	$5,173	$2,048	$1,750	$8,971	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2011

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,385	69%
Texas	1,299	64%
Illinois	888	70%
Massachusetts	721	62%
New York	719	52%
Washington	437	66%
All other states	3,222	62%
Canada	569	69%

Total commercial mortgage loans	$10,240	65%

Note: All other states in this table consist of 32 states, with no individualstate exposure exceeding $400 million.

	December 31, 2010

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,192	82%
Texas	951	86%
Illinois	611	79%
Massachusetts	599	71%
New York	447	58%
Virginia	436	70%
All other states	3,142	82%
Canada	593	73%

Total commercial mortgage loans	$8,971	79%

Note: All other states in this table consist of 33 states, with no individual state exposure exceeding $309 million.

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31,
	2011				2010

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	0.9%	9.8%	5.4%	1.0%	10.4%	5.5%
Residential mortgage loan pools	3.0%	12.9%	5.9%	3.3%	13.7%	6.4%
Mezzanine mortgage loans	8.5%	18.0%	11.9%	3.0%	18.0%	9.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on new issues were:

			December 31,
		2011			2010
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.5%	7.5%	4.7%	2.3%	7.8%	4.9%
Residential mortgage loan pools	5.1%	6.2%	5.3%	5.3%	6.1%	5.7%
Mezzanine mortgage loans	8.5%	8.5%	8.5%	-%	-%	-%

The maximum percentage of any commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2011 and 89.5% as of December 31, 2010. The maximum percentage of any mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.0% as of December 31, 2011 and 97.5% as of December 31, 2010.

The following presents an analysis of the Company’s mortgage loans on which a valuation allowance has been recorded:

		December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$84	$93	$103	$(19)	$7
Mezzanine loans	1	3	29	(27)	-

Total	$85	$96	$132	$(46)	$7

		December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$533	$539	$606	$(71)	$34
Mezzanine loans	25	27	85	(59)	2

Total	$558	$566	$691	$(130)	$36

Note: As of December 31, 2011 and 2010, the Company did not hold any residential mortgage loan pools with a valuation allowance recorded. All mortgage loans included in the table above were individually valued for impairment.

As of December 31, 2011, the Company had $39 million of unpaid principal balance in impaired commercial mortgage loans with no related valuation allowance recorded and $18 million as of December 31, 2010.

As of December 31, 2011, the Company did not hold any impaired residential mortgage loans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following represents the valuation allowance recorded for the Company’s mortgage loans:

	December 31,
	2011			2010

			Commercial

	Primary			Primary
	Lender	Mezzanine	Total	Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(71)	$(59)	$(130)	$(117)	$(56)	$(173)
Additions	(19)	(10)	(29)	(28)	(9)	(37)
Decreases	50	1	51	30	6	36
Write-downs	21	41	62	44	-	44

Ending balance	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)

Note: As of December 31, 2011 and 2010, the Company did not hold any FHA insured or VA guaranteed residential loans with a valuation allowance.

As of December 31, 2011, the Company did not hold any past due commercial or residential mortgage loans.

The Company recorded $7 million in interest income on impaired loans as of December 31, 2011 and $36 million as of
December 31, 2010.

Less than $1 million in interest was deferred to future periods from mortgage loans on properties under development as of December 31, 2011 and 2010.

The carrying value of commercial mortgage loans for which the Company has suspended interest accruals was:

	December 31,
	2011	2010

	(In Millions)

Primary lender	$-	$74
Mezzanine loans	32	46

Total	$32	$120

As of December 31, 2011 and 2010, the Company had one restructured loan. No interest was deferred to future periods for the years ended December 31, 2011 or 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.   Real estate

The carrying value of real estate was as follows:

	December 31,
	2011	2010

	(In Millions)

Held for the production of income	$2,221	$2,102
Accumulated depreciation	(887)	(844)
Encumbrances	(256)	(272)

Held for the production of income, net	1,078	986

Held for sale	14	36
Accumulated depreciation	(5)	(4)

Held for sale, net	9	32

Occupied by the Company	227	221
Accumulated depreciation	(122)	(111)

Occupied by the Company, net	105	110

Total real estate	$1,192	$1,128

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale. Most properties acquired through foreclosure are classified as held for sale.

Nonincome producing real estate includes properties under construction and land. The carrying value of nonincome producing real estate was less than $1 million as of December 31, 2011, including two land parcels. The carrying value of nonincome producing real estate was $13 million as of December 31, 2010.

Depreciation expense on real estate was $97 million for the year ended December 31, 2011 and $93 million for the year ended December 31, 2010.

g.   Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2011	2010

	(In Millions)

Common stocks	$2,664	$2,564
Real estate	1,333	1,070
Fixed maturities/preferred stock	1,103	1,144
Mortgage loans	297	361
LIHTC	187	189
Other	58	43

Total	$5,642	$5,371

As of December 31, 2011 and 2010, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2011 or 2010 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.   Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bonds	$2,763	$2,599	$2,349
Preferred stocks	11	5	4
Common stocks - subsidiaries and affiliates	254	236	136
Common stocks - unaffiliated	14	11	5
Mortgage loans	668	629	665
Policy loans	655	654	681
Real estate	179	158	163
Partnerships and LLCs	412	364	244
Derivatives	138	134	202
Cash, cash equivalents and short-term investments	9	5	13
Other	4	2	4

Subtotal investment income	5,107	4,797	4,466
Amortization of the IMR	113	67	28
Net gains (losses) from separate accounts	-	(1)	(1)
Investment expenses	(437)	(438)	(422)

Net investment income	$4,783	$4,425	$4,071

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.   Net realized capital gains and losses

Net realized capital gains (losses) including OTTI were comprised of the following:

	Year Ended December 31, 2011

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$436	$(152)	$(161)	$123
Common stocks - subsidiaries and affiliates	19	(1)	-	18
Common stocks - unaffiliated	30	(6)	(3)	21
Mortgage loans	3	-	(64)	(61)
Real estate	34	(4)	-	30
Partnerships and LLC	35	(8)	(54)	(27)
Derivatives and other	1,281	(821)	-	460

	$1,838	$(992)	$(282)	564

Federal and state taxes				(174)

Net realized capital gains (losses) before deferral to the IMR				390

Net (gains) losses deferred to the IMR				(714)
Less: taxes				(125)

Net after tax (gains) losses deferred to the IMR				(589)

Net realized capital gains (losses)				$(199)

	Year Ended December 31, 2010

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

		(In Millions)

Bonds	$257	$(163)	$(178)	$(84)
Preferred stocks	8	-	-	8
Common stocks - subsidiaries and affiliates	11	(6)	(1)	4
Common stocks - unaffiliated	21	(3)	(1)	17
Mortgage loans	6	(11)	(33)	(38)
Real estate	68	(3)	-	65
Partnerships and LLC	64	(12)	(88)	(36)
Derivatives and other	747	(767)	-	(20)

	$1,182	$(965)	$(301)	(84)

Federal and state taxes				(18)

Net realized capital gains (losses) before deferral to the IMR				(102)

Net (gains) losses deferred to the IMR				(147)
Less: taxes				(12)

Net after tax (gains) losses deferred to the IMR				(135)

Net realized capital gains (losses)				$(237)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2009

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

		(In Millions)

Bonds	$420	$(130)	$(613)	$(323)
Preferred stocks	5	-	-	5
Common stocks - subsidiaries and affiliates	14	(4)	(71)	(61)
Common stocks - unaffiliated	116	(20)	(67)	29
Mortgage loans	-	(18)	(63)	(81)
Real estate	-	(4)	-	(4)
Partnerships and LLC	-	-	(251)	(251)
Derivatives and other	598	(838)	-	(240)

	$1,153	$(1,014)	$(1,065)	(926)

Federal and state taxes				131

Net realized capital gains (losses) before deferral to the IMR				(795)

Net (gains) losses deferred to the IMR				(308)
Less: taxes				(242)

Net after tax (gains) losses deferred to the IMR				(66)

Net realized capital gains (losses)				$(861)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $546 million as of December 31, 2011, $76 million as of December 31, 2010 and $37 million as of December 31, 2009.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

Bond OTTI was comprised of the following:

	Years Ended December 31,

	2011	2010	2009

	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(119)	$(113)	$(202)
Alt-A CDOs	-	-	(2)
Subprime RMBS	(11)	(7)	(123)
Prime RMBS	(5)	(31)	(34)
Other	(3)	(1)	(22)
CMBS	-	-	(1)

Total structured and loan-backed securities	(138)	(152)	(384)

Leveraged loans
Domestic leveraged loans	(7)	(9)	(52)
European leveraged loans	(8)	(4)	(89)

Total leveraged loans	(15)	(13)	(141)

Corporate bonds	(8)	(13)	(88)

Total bond OTTI	$(161)	$(178)	$(613)

Of the $161 million of OTTI for the year ended December 31, 2011, 86% were determined using internally developed models. Of the $178 million of OTTI for the year ended December 31, 2010, 85% were determined using internally developed models. Of the $613 million of OTTI for the year ended December 31, 2009, 62% were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains and losses including other than temporary impairments and unrealized capital gains and losses” for more information on assumptions and inputs used in the Company’s OTTI models.

The following contains loan-backed and structured securities that recognized OTTI for the years ended December 31, 2011 and 2010 and six months ended December 31, 2009 as described in Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” classified on the following bases for recognizing OTTI:

	Years Ended December 31,		Six Months Ended December 31,
	2011	2010	2009

	(In Millions)

Intent to sell	$-	$(2)	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(138)	(150)	(203)

Total	$(138)	$(152)	$(203)

Refer to Note 22 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with recognized OTTI for noninterest related declines for which an interest related impairment has not yet been recognized.

j.   Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $3,580 million as of December 31, 2011 and $3,883 million as of December 31, 2010. As of December 31, 2011, the maturities of these agreements were January 3, 2012 through January 12, 2012 and the interest rates ranged from 0.1% to 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $3,717 million as of December 31, 2011 and $3,957 million as of December 31, 2010.

k.   Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created to either hedge and reduce the Company’s exposure or increase the Company’s exposure to a particular asset. The Company held synthetic assets that increased the Company’s exposure by a net notional amount of $2,224 million as of December 31, 2011 and $2,108 million as of December 31, 2010. Of this amount, $190 million as of December 31, 2011 and $314 million as of December 31, 2010, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally decided not to apply hedge accounting.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the bond is not available or the market price is more expensive.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company purchases protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (TBAs) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,795 million as of December 31, 2011 and $2,067 million as of December 31, 2010. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral was $95 million as of December 31, 2011 and $29 million as of December 31, 2010. The amount at risk using NAIC prescribed rules was $485 million as of December 31, 2011 and $300 million as of December 31, 2010. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset carrying value positions in multiple derivative financial instruments.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,606	$96,739	$147	$8,264
Options	501	5,467	(47)	300
Currency swaps	138	901	80	813
Credit default swaps	37	1,275	(1)	35
Forward contracts	48	3,940	(1)	63
Financial futures - short positions	-	1,276	-	-
Financial futures - long positions	-	1,661	-	-

Total	$3,330	$111,259	$178	$9,475

	December 31, 2010

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,045	$53,765	$134	$5,257
Options	213	4,902	(50)	732
Currency swaps	92	971	69	559
Credit default swaps	27	1,537	-	35
Forward contracts	10	1,533	(10)	1,683
Financial futures - short positions	-	413	-	-
Financial futures - long positions	-	2,439	-	-

Total	$2,387	$65,560	$143	$8,266

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In most cases, notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is exposed to the notional amounts of $2,224 million as of December 31, 2011 and $2,108 million as of December 31, 2010. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The following represents the Company’s net notional interest rate swap positions:

	December 31,
	2011	2010

	(In Millions)

Open interest rate swaps in a fixed pay position	$57,962	$27,768
Open interest rate swaps in a fixed receive position	44,503	29,062
Other interest related swaps	2,538	2,192

Total interest rate swaps	$105,003	$59,022

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) on the mark-to-market of open contracts by derivative type:

	December 31, 2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$1	$549
Options	(85)	320
Currency swaps	(3)	35
Credit default swaps	4	11
Forward contracts	117	28
Financial futures - short positions	(285)	-
Financial futures - long positions	709	-

Total	$458	$943

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(85)	$112
Currency swaps	-	(10)
Options	(13)	(127)
Credit default swaps	(1)	(21)
Interest rate caps and floors	4	(2)
Forward contracts	131	10
Financial futures - short positions	(96)	-
Financial futures - long positions	36	-

Total	$(24)	$(38)

	December 31, 2009

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(70)	$135
Currency swaps	67	(169)
Options	(32)	(836)
Credit default swaps	12	(69)
Interest rate caps and floors	-	1
Forward contracts	63	32
Financial futures - short positions	(168)	-
Financial futures - long positions	(39)	-

Total	$(167)	$(906)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial assets:
Bonds
U. S. government and agencies	$9,177	$10,998	$8,762	$8,858
All other governments	112	148	116	143
States, territories and possessions	1,281	1,409	1,395	1,382
Special revenue	2,341	2,689	1,958	2,116
Industrial and miscellaneous	35,558	37,578	33,099	34,254
Parent, subsidiaries and affiliates	4,995	5,030	4,997	4,966
Preferred stocks	323	310	306	321
Common stock - unaffiliated	576	576	238	238
Common stock - affiliated (1)	639	639	401	401
Mortgage loans - commerical	10,240	10,264	8,971	9,104
Mortgage loans - residential	2,158	2,145	2,247	2,164
Cash, cash equivalents and short-term investments	1,631	1,631	1,139	1,139
Derivatives
Forward contracts	48	48	10	10
Interest rate swaps	2,606	2,606	2,045	2,045
Currency swaps	138	138	92	92
Credit default swaps	37	37	27	27
Options	501	501	213	213

Financial liabilities:
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,580	3,580	3,883	3,883
Funding agreements	3,344	3,457	2,299	2,373
Investment-type insurance contracts
Group annuity investment contracts	7,315	7,915	6,787	7,275
Individual annuity investment contracts	4,803	5,228	3,861	3,995
Guaranteed investment contracts	-	-	18	18
Supplementary investment contracts	990	991	1,021	1,022

(1)

Common stock - affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million as of December 31, 2011 and $2,502 million as of December 31, 2010. Also excluded is C.M. Life which had a statutory carrying value of $930 million as of December 31, 2011 and $837 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial liabilities (continued):
Derivatives
Forward contracts	$(1)	$(1)	$(10)	$(10)
Interest rate swaps	147	147	134	134
Currency swaps	80	80	69	69
Credit default swaps	(1)	(1)	-	-
Options	(47)	(47)	(50)	(50)

The use of different assumptions or valuation methods may have a material impact on the estimated fair value amounts.

The weighted average fair value of outstanding derivative financial instrument assets for the year ended December 31, 2011 was $2,717 million and $2,431 million for the year ended December 31, 2010. The weighted average fair value of outstanding derivative financial instrument liabilities for the year ended December 31, 2011 was $177 million and $131 million for the year ended December 31, 2010.

Fair value hierarchy

For the year ended December 31, 2011, there were no significant changes to the Company’s valuation techniques.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs that are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Annually, the Company conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process the Company continues to perform for each reporting period. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed investment contracts, funding agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for financial instruments that are carried at fair value:

	December 31, 2011

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$22	$16	$-	$38
Common stock - unaffiliated	350	60	166	-	576
Common stock - affiliated (2)	-	334	305	-	639
Cash equivalents and short-term investments (3)	-	1,342	-	-	1,342
Separate account assets (4)	31,767	9,247	267	-	41,281
Derivatives
Forward contracts	-	69	-	(21)	48
Interest rate swaps	-	8,274	-	(5,668)	2,606
Currency swaps	-	168	-	(30)	138
Credit default swaps	-	46	-	(9)	37
Options	-	584	-	(83)	501

Total financial assets carried at fair value	$32,117	$20,146	$754	$(5,811)	$47,206

Financial liabilities:
Derivatives
Forward contracts	$-	$20	$-	$(21)	$(1)
Interest rate swaps	-	5,815	-	(5,668)	147
Currency swaps	-	110	-	(30)	80
Credit default swaps	-	8	-	(9)	(1)
Options	-	36	-	(83)	(47)

Total financial liabilities carried at fair value	$-	$5,989	$-	$(5,811)	$178

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million and C.M. Life which had a statutory carrying value of $930 million.

(3)	Does not include cash of $289 million.

(4)	$251 million of market value separate account assets are not carried at fair value and therefore, not included in this table.

For the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$69	$36	$-	$105
Parent, subsidiaries and affiliates	-	9	20	-	29
Common stock - unaffiliated	74	9	155	-	238
Common stock - affiliated (2)	-	332	69	-	401
Cash equivalents and short-term investments (3)	-	800	-	-	800
Separate account assets (4)	32,944	7,172	272	-	40,388
Derivatives
Forward contracts	-	35	-	(25)	10
Interest rate swaps	-	3,607	-	(1,562)	2,045
Currency swaps	-	155	-	(63)	92
Asset and credit default swaps	-	38	-	(11)	27
Options	-	277	-	(64)	213

Total financial assets carried at fair value	$33,018	$12,503	$552	$(1,725)	$44,348

Financial liabilities:
Derivatives
Forward contracts	$-	$15	$-	$(25)	$(10)
Interest rate swaps	-	1,696	-	(1,562)	134
Currency swaps	-	132	-	(63)	69
Asset and credit default swaps	-	11	-	(11)	-
Options	-	14	-	(64)	(50)

Total financial liabilities carried at fair value	$-	$1,868	$-	$(1,725)	$143

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $2,502 million and C.M. Life which had a statutory carrying value of $837 million.
(3)	Does not include cash of $339 million.
(4)

$301 million of book value separate account assets and $627 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $345 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 financial instruments that are carried at fair value:

	Balance as of 12/31/2010	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Other Transfers (2)	Balance as of 12/31/2011

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$36	$(7)	$(4)	$-	$23	$-	$(38)	$-	$-	$6	$16
Parent, subsidiaries and affiliates	20	-	-	-	-	-	-	-	-	(20)	-
Common stock - unaffiliated	155	10	(13)	52	147	(6)	(154)	-	(25)	-	166
Common stock - affiliated	69	10	(17)	295	1	(48)	-	-	(5)	-	305
Separate account assets	272	(7)	-	23	-	(21)	-	-	-	-	267

Total Level 3 financial assets carried at fair value	$552	$6	$(34)	$370	$171	$(75)	$(192)	$-	$(30)	$(14)	$754

(1)

These columns identify assets and liabilities that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets or liabilities are moved to Level 2.

(2)

This column identifies assets and liabilities that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets or liabilities with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Balance as of 12/31/2010	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Balance as of 12/31/2011

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$2	$-	$10	$27	$(18)	$(30)	$152	$(107)	$36
Parent, subsidiaries and affiliates	-	-	8	-	68	-	(68)	12	-	20
Preferred stocks NAIC 4-6	12	-	-	1	-	(8)	-	-	(5)	-
Common stock - unaffiliated	156	6	(1)	6	1	(13)	-	-	-	155
Common stock - affiliated	64	4	4	136	6	(136)	(9)	-	-	69
Separate account assets (2)	300	18	24	71	-	(124)	(19)	2	-	272
Derivatives
Interest rate swaps	1	(1)	-	-	-	-	-	-	-	-

Total Level 3 financial assets carried at fair value	$533	$29	$35	$224	$102	$(299)	$(126)	$166	$(112)	$552

Financial liabilities:
Derivatives
Interest rate swaps	$2	$(2)	$-	$-	$-	$-	$-	$-	$-	$-

(1)

The majority of transfers into/out of Level 3 for bonds are related to NAIC Category 6 bonds. These bonds had previously been separately stated as being held at fair value on a non-recurring basis. The NAIC recently stated that all assets carried at fair value should be reported together.

(2)	Reclassed $345 million from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.   Fixed assets

The Company’s admitted fixed assets, comprised of EDP equipment, were $27 million and $23 million, net of accumulated depreciation of $164 million and $150 million, as of December 31, 2011 and 2010, respectively. The depreciation expense on all fixed assets was $30 million, $19 million and $55 million as of December 31, 2011, 2010 and 2009, respectively.

7.   Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading and reinsurance.

	000000000000	000000000000	000000000000	000000000000
	December 31,
	2011		2010

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$70	$25	$61	$23
Ordinary renewal	519	570	487	541
Group life	9	9	11	11

Total	$598	$604	$559	$575

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount of premium used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.   Surplus notes

The following summarizes the surplus notes issued and outstanding as of December 31, 2011:

Issue Year	Face Amount	Carrying Value	Interest Rate	Maturity Date

($ In Millions)

1993	$250	$250	7.625%	2023
1994	100	100	7.500%	2024
2003	250	249	5.625%	2033
2009	750	741	8.875%	2039

Total	$1,350	$1,340

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURNACE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003 and 2009. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the note issued in 2009 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2011, the unapproved interest was $12 million. As of December 31, 2011, the Company has paid cumulative interest of $760 million on surplus notes. Interest of $107 million was approved and paid during the years ended December 31, 2011 and 2010. Interest of $74 million was approved and paid during the year ended 2009.

Refer to Note 20 “Subsequent events” for information about the Company’s surplus note issued on January 17, 2012.

9.   Related party transactions

As of December 31, 2011 and 2010, the Company reported $40 million and $27 million as amounts due from subsidiaries and affiliates and $30 million and $24 million, as amounts due to subsidiaries and affiliates, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese subsidiary retains the reserve and associated assets on traditional individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. The net amounts due from the Japanese subsidiary were $1 million as of December 31, 2011 and 2010. These outstanding balances are due and payable within 90 days.

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	00000000	00000000	00000000
	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Premium assumed	$23	$26	$33
Modified coinsurance adjustments, included in fees and other income (expense)	15	30	47
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(2)	(3)	(3)
Policyholders’ benefits	(32)	(48)	(69)

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2011 and 2010, the net amounts due to C.M. Life and MML Bay State were $30 million and $5 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURNACE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Premium assumed	$78	$85	$88
Modified coinsurance adjustments, included in fees and other income (expense)	33	39	38
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(24)	(25)	(25)
Policyholders’ benefits	(116)	(87)	(107)
Experience refunds paid	(2)	(1)	(1)

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $62 million in 2011, $65 million in 2010 and $74 million in 2009.

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited (Baring), where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital and Cornerstone Real Estate Advisers, LLC, which provide investment advisory services to the Company.

The following summarizes the transactions between the Company and the related parties:

	000000000	000000000	000000000
	Years Ended December 31,

	2011	2010	2009

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$169	$134	$163
Recordkeeping and other services	53	42	28
Investment advisory income	25	23	19
Fee expense:
Investment advisory services	177	155	154

MassMutual Benefits Management, Inc., a wholly owned subsidiary of MMHLLC which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. This liquidation resulted in an increase to surplus of $105 million in 2009 related to DTAs.

The Company’s subsidiary, Babson Capital, invests a portion of its nonqualified compensation plan in an interest guarantee contract with the Company. For the years ended December 31, 2011 and 2010 the Company credited interest of $4 million on deposits to this Babson Capital contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the Company or C.M. Life. The Company recorded premium income of $5 million, $8 million and $24 million as of December 31, 2011, 2010 and 2009, respectively. The Company recorded surrender benefits of $1 million as of December 31, 2011 and 2010 and $2 million as of December 31, 2009, related to these exchange programs. C.M. Life recorded premium income of $1 million as of December 31, 2011 and 2010, and $2 million as of December 31, 2009. C.M. Life recorded surrender benefits of $5 million, $8 million and $24 million in 2011, 2010 and 2009, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life as of December 31, 2011 and 2010; the Company has paid net commissions to C.M. Life of less than $1 million for the year ended December 31, 2009.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 9 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2011, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $2,205 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Direct premium	$14,101	$11,725	$12,910
Premium assumed	102	110	122
Premium ceded	(712)	(672)	(640)

Total net premium	$13,491	$11,163	$12,392

Reinsurance recoveries
Assumed	$(91)	$(72)	$(66)
Ceded	443	399	372

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2011	2010

	(In Millions)

Reinsurance reserves
Assumed	$760	$728
Ceded	(2,477)	(2,239)
Amounts recoverable from reinsurers
Assumed	(12)	(16)
Ceded	100	100

Reinsurance reserves ceded as of December 31, 2011 include $1,676 million associated with life insurance policies, $715 million for long-term care, $66 million for disability and $20 million for group life and health. Reinsurance reserves ceded as of December 31, 2010 include $1,547 million associated with life insurance policies, $603 million for long-term care, $73 million for disability and $16 million for group life and health.

As of December 31, 2011, one reinsurer accounted for 28% of the outstanding reinsurance recoverable and the next largest reinsurer had 13% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.    Policyholders’ liabilities

a.    Policyholders’ reserves

The Company had total life insurance in force of $400,634 million and $384,763 million as of December 31, 2011 and 2010, respectively. Of this total, the Company had $16,634 million and $18,300 million of life insurance in force as of December 31, 2011 and 2010, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2011				2010

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$35,508	2.5%	-	6.0%	$34,066	2.5%	-	6.0%
Group life	10,012	2.5%	-	4.5%	9,431	2.5%	-	4.5%
Group annuities	9,481	2.3%	-	11.3%	8,856	2.3%	-	11.3%
Individual annuities	6,483	2.3%	-	11.3%	5,599	2.3%	-	11.3%
Individual universal and variable life	3,598	4.0%	-	6.0%	3,184	4.0%	-	6.0%
Disabled life claim reserves	1,855	3.5%	-	6.0%	1,828	3.5%	-	6.0%
Additional liability for annuity contracts	805	-	-	-	488	-	-	-
Disability active life reserves	595	3.5%	-	6.0%	581	3.5%	-	6.0%
Other	199	2.5%	-	6.0%	194	2.5%	-	6.0%
Guaranteed investment contracts	-	-	-	-	18	4.4%	-	13.0%

Total	$68,536				$64,245

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include deferred annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.    Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2011				2010

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Funding agreements	$3,344	0.3%	-	10.2%	$2,299	0.3%	-	10.2%
Supplementary contracts	609	0.3%	-	8.0%	594	0.3%	-	8.0%
Dividend accumulations	571	3.4%	-	3.5%	583	3.4%	-	3.5%
Other	64	4.0%	-	8.0%	101	4.0%	-	8.0%

Total	$4,588				$3,577

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. Consistent with past years, no funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in the general account of the Company. As of December 31, 2011, funding agreement balances in the general account of the Company totaled $3,344 million, consisting of $2,731 million in note programs, $601 million in Federal Home Loan Bank of Boston (FHLB Boston) funding agreements and $12 million in various other agreements. As of December 31, 2010 funding agreement balances in the general account of the Company totaled $2,299 million, consisting of $2,280 million in note programs and $19 million in various other agreements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, with approximately $449 million remaining in run-off, and are now issued from its $12 billion Global Medium-Term Note Program.

During 2011, the Company entered into funding agreements with the FHLB Boston in exchange for cash. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $670 million as of December 31, 2011. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $594 million as of December 31, 2011. As a member of the FHLB Boston, the Company held common stock of the FHLB Boston at a statement value of $52 million and $25 million as of December 31, 2011 and 2010, respectively. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

As of December 31, 2011, the Company’s funding agreement balances by maturity year were as follows (in millions):

2012	$308
2013	628
2014	753
2015	402
2016	653
Thereafter	600

Total	$3,344

c.    Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2011	2010

	(In Millions)

Claim reserves, beginning of year	$1,965	$1,960
Less: Reinsurance recoverables	115	110

Net claim reserves, beginning of year	1,850	1,850

Claims paid related to:
Current year	(16)	(14)
Prior years	(310)	(293)

Total claims paid	(326)	(307)

Incurred related to:
Current year’s incurred	239	217
Current year’s interest	4	5
Prior years’ incurred	19	4
Prior years’ interest	80	81

Total incurred	342	307

Adjustments to surplus	12	-

Net claim reserves, end of year	1,878	1,850
Reinsurance recoverables	115	115

Claim reserves, end of year	$1,993	$1,965

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $19 million increase in the prior years’ incurred claims for 2011 was due to actual termination experience slightly worse than statutory termination tables. The $4 million increase in the prior years’ incurred claims for 2010 was due to unfavorable experience.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2011	2010

	(In Millions)

Disabled life claim reserves	$1,855	$1,828
Accrued claim liabilities	23	22

Net claim reserves, end of year	$1,878	$1,850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.    Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue. Beginning in the first quarter of 2010 the Company began offering newly designed GMWBs on a variable product.

The following shows the liabilities for guaranteed minimum death, income, accumulation and withdrawal benefits (in millions):

Liability as of December 31, 2009	$505
Incurred guarantee benefits in 2010	(14)
Paid guarantee benefits in 2010	(3)

Liability as of December 31, 2010	488
Incurred guarantee benefits in 2011	321
Paid guarantee benefits in 2011	(4)

Liability as of December 31, 2011	$805

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2011 and 2010. As of December 31, 2011 and 2010 the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2011			2010

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

Annuity:
GMDB	$9,039	$224	62	$9,179	$166	61
GMIB	4,010	822	62	4,293	509	61
GMAB	1,555	53	57	1,416	29	57
GMWB	195	17	66	191	8	65

Account balances of variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits are summarized below:

	December 31,
	2011				2010

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

	(In Millions)

Separate account	$8,076	$3,996	$1,487	$195	$8,362	$4,279	$1,346	$191
Company’s general investments	963	14	68	-	817	14	70	-

Total	$9,039	$4,010	$1,555	$195	$9,179	$4,293	$1,416	$191

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.    Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2011	2010

	(In Millions)

Beginning balance	$1,343	$1,169
Net liability increase	277	174

Ending balance	$1,620	$1,343

12.    Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2011 and 2010. The commercial paper issued in 2011 had interest rates ranging from 0.12% to 0.27% with maturity dates ranging from 1 day to 42 days. Interest expense for the commercial paper was less than $1 million for the years ended December 31, 2011 and 2010 and was $1 million for the year ended December 31, 2009.

The Company has a $1 billion three-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2011, 2010 and 2009, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2011, 2010 and 2009, there were no draws on the credit facilities. Credit facility fees were $1 million for the year ended December 31, 2011 and were less than $1 million for the years ended December 31, 2010 and 2009.

13.    Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.    Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. For participants, benefits are calculated as the greater of (1) a formula based on age, service and salary during their careers or (2) a formula based on final average earnings and length of service.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2011 and 2010, the Company contributed $137 million and $116 million, respectively, to its qualified defined benefit plan.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.    Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for all of its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,423 million and $1,384 million as of December 31, 2011 and 2010, respectively. The Company match for the 401(k) thrift savings plan is 5% of eligible W-2 compensation.

The total matching thrift savings contributions by the Company were $28 million, $29 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, and were included in general insurance expenses.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $179 million and $194 million as of December 31, 2011 and 2010, respectively.

c.    Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits, but this transfer does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; while a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $28 million and $25 million as of December 31, 2011 and 2010, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million and $12 million as of December 31, 2011 and 2010, respectively.

d.    Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million is amortized over 20 years through 2012. The remaining balance is $4 million. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The following presents the pension and other postretirement projected and accumulated benefit obligation for vested and non-vested employees:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation for:
Vested employees	$ 2,163	$ 1,764	$ 365	$ 330
Non-vested employees	29	31	50	35

Total projected benefit obligation	$ 2,192	$ 1,795	$ 415	$ 365

Accumulated benefit obligation for:
Vested employees	$ 2,148	$ 1,743	$ 365	$ 330
Non-vested employees	12	16	50	35

Total accumulated benefit obligation	$ 2,160	$ 1,759	$ 415	$ 365

The following sets forth the change in the vested projected benefit obligation of the defined benefit pension and postretirement plans:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$1,764	$1,647	$330	$311
Service cost	42	44	4	8
Interest cost	95	96	16	17
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	59	(24)	(13)	(6)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(95)	(90)	(27)	(26)
Change in discount rate	298	91	43	15

Projected benefit obligation, end of year	$2,163	$1,764	$365	$330

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in the vested accumulated benefit obligation of the defined benefit pension and postretirement plans:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation, beginning of year	$ 1,743	$ 1,626	$ 330	$ 311
Service cost	43	45	4	8
Interest cost	94	95	16	17
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	66	(24)	(13)	(6)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(95)	(90)	(27)	(26)
Change in discount rate	297	91	43	15

Accumulated benefit obligation, end of year	$ 2,148	$ 1,743	$ 365	$ 330

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2011. A spot yield curve is developed from this data that is then used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is computed so that the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $65 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. For active participants, service is projected to the end of 2011 and pensionable earnings are projected to the date of probable termination. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.    Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account option of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets as of December 31, 2011 and 2010:

	December 31,
	2011	2010

	(In Millions)

Pension plan assets managed by the Company and affiliated asset managers:
General Investment Account option	$ 253	$ 242
Babson Long Term Duration Bond Fund	141	121
Alternative Investment Separate Account	133	113
Oppenheimer Small Capitalization Core Fund	99	103
Oppenheimer International Growth Fund	72	-
Babson Enhanced Index Value Fund	65	59
Oppenheimer Large Core Fund	65	44
MM Premier Capital Appreciation Fund	48	49
MM Premier Core Bond Fund	42	-
Oppenheimer Large Capitalization Value Fund	39	63
MM Premier Strategic Emerging Markets Fund	35	38
Oppenheimer Real Estate Fund	21	19
MM Premier International Equity Fund	-	78

	1,013	929

Pension plan assets managed by unaffiliated asset managers:
Goldman Sachs Asset Management Long Duration Bond Fund	144	120
Pacific Asset Management Company Long Duration Bond Fund	140	119
Harris International	68	80
MM Select Aggressive Growth Fund	38	36
MM Select Blue Chip Growth Fund	37	36
T. Rowe Price Emerging Markets Stock Fund	36	37
MM Select Small Cap Growth Fund	33	28
MM Select Small Cap Value Fund	33	28
Davis Large Value Fund	25	25

	554	509

Total qualified pension plan assets	$ 1,567	$ 1,438

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $61 million in 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following sets forth the change in plan assets:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$ 1,438	$ 1,244	$ 5	$ 5
Actual return on plan assets	69	148	-	-
Employer contributions	155	136	16	17
Contributions by plan participants	-	-	10	9
Benefits paid	(95)	(90)	(27)	(26)
Other	-	-	1	-

Fair value of plan assets, end of year	$ 1,567	$ 1,438	$ 5	$ 5

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% General Investment Account option, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s General Investment Account option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract held by the Company. Approximately 16% and 17% of the assets of the Company’s pension plan were invested in the Company’s General Investment Account option through the unallocated group annuity insurance contract as of December 31, 2011 and 2010, respectively.

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by the Company’s general investment account, which is a diversified portfolio composed primarily of high-quality, fixed income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the General Investment Account option allocation by type of investment:

	December 31,
	2011	2010

Bonds	65%	67%
Mortgage loans	15	15
Partnerships and LLCs	7	7
Common stocks - subsidiaries and affiliates	5	4
Other investments	5	3
Cash and cash equivalents	2	2
Real estate	1	1
Short-term investments	-	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account subadvised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account subadvised by Babson Capital. Babson Capital’s strategy includes holdings of a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund.

Oppenheimer Small Capitalization Core Fund is a nonpooled separate account subadvised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small-cap, mid-cap, other fixed income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer International Growth Fund is a pooled separate account subadvised by OFI Institutional that invests in international large-cap securities. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Babson Enhanced Index Value Fund is a nonpooled separate account subadvised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other fixed income securities. The strategy is a large cap value equity strategy that uses a systematic strategy that exploits market inefficiencies designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account subadvised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy is a large-cap value equity strategy that uses fundamental analyses to select securities for the fund that it believes are undervalued.

MM Premier Capital Appreciation Fund is a pooled separate account subadvised by OFI Institutional that invests primarily in domestic large-cap common stocks of growth companies. The strategy is a large cap growth equity strategy that seeks companies in rapidly expanding industries that they believe may appreciate in value over the long term.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Premier Core Bond Fund is a pooled separate account subadvised by Babson Capital Management LLC. It primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage & asset backed sectors.

Oppenheimer Large Core Fund is a nonpooled separate account subadvised by OFI Institutional that invests in a diversified mix of larger company stocks for capital appreciation potential. The strategy is a large cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Premier Strategic Emerging Markets Fund is a pooled separate account subadvised by Baring Asset Management with an emerging markets equity strategy that invests in international emerging markets and seeks long-term capital growth. Baring determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund subadvised by Cornerstone Advisors. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market among other investments. REIT’s are publicly traded securities that sell like a stock on the major exchanges and which invest in real estate directly.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account subadvised by Goldman Sachs Asset Management with a long duration bond strategy that invests in a diversified portfolio of fixed income, short term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account subadvised by Pacific Investment Management Company with a long duration bond strategy that invests in a diversified portfolio of fixed income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Harris International is a nonpooled separate account subadvised by Harris Associates that invests in international large-cap value securities and equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MM Select Aggressive Growth Fund is a pooled separate account subadvised by Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC) with a large-cap growth equity strategy. Sands Capital uses bottom-up, fundamental research and focuses on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. DMC seeks to select large cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price) that seeks growth of capital over the long term. The strategy is a large cap growth equity strategy that seeks well-established companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

T. Rowe Price Emerging Markets Stock Fund is a nonpooled separate account subadvised by T. Rowe Price with an emerging markets equity strategy that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America, Asia, Europe, Africa and the Middle East.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account subadvised by Wadell & Reed and Wellington Management that invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Select Small Cap Value Fund is a pooled separate account subadvised by Wellington Management and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

Davis Large Value Fund is a nonpooled separate account subadvised by Davis Advisors that invests in domestic and international small-cap, mid-cap, and large-cap securities. The strategy is a value equity strategy that employs a strong price discipline with a focus on growing companies selling at value prices.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value (NAV) of the underlying pool of securities that are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract. There is no observable price.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following present the fair value hierarchy of the Company’s pension plan assets by asset class:

	Fair Value as of December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$ -	$ 123	$ -	$ 123
International large capitalization value	-	72	-	72
U.S. small capitalization value	-	66	-	66
International emerging markets	-	35	-	35
Real estate	-	21	-	21
Bonds:
Diversified fixed income	-	42	-	42

Total pooled separate accounts	-	359	-	359

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	143	-	-	143
U.S. mid capitalization	55	-	-	55
U.S. small capitalization	70	-	-	70
International large capitalization value	10	-	-	10
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	151	-	151
Long duration bonds	75	-	-	75
Short term bonds	3	-	-	3
Government securities	-	186	-	186
Mortgage backed securities	-	3	-	3
Registered investment companies
U.S. large capitalization	49	-	-	49
Other fixed income	36		-	36
Multi-strategy hedge funds	-	30	-	30
Limited partnerships
Diversified hedge fund	1	-	-	1
International large capitalization value	-	-	68	68
Multi-strategy hedge funds	-	19	-	19
Private equity/venture capital	-	4	-	4
Real estate	-	30	-	30
Short term cash equivalents	1	14	-	15
Cash	2	-	-	2

Total nonpooled separate accounts	450	437	68	955

Total General Investment Account option	-	-	253	253

Total	$ 450	$ 796	$ 321	$ 1,567

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Fair Value as of December 31, 2010

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks
U.S. large capitalization	$ -	$ 121	$ -	$ 121
International large capitalization value	-	78	-	78
U.S. small capitalization value	-	56	-	56
International emerging markets	-	38	-	38
Real estate	-	19	-	19

Total pooled separate accounts	-	312	-	312

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	142	-	-	142
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	52	-	-	52
International large capitalization value	8	-	-	8
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	102	-	102
Long duration bonds	65	-	-	65
Short term bonds	2	-	-	2
Government securities	-	157	-	157
Registered investment companies:
U.S. large capitalization	76	-	-	76
International small/mid capitalization	38	-	-	38
Other fixed income	34	-	-	34
Limited Partnerships:
International large capitalization value	-	-	80	80
Other fixed income	-	1	-	1
Short term cash equivalents	4	-	-	4
Cash	1	36	-	37

Total nonpooled separate accounts	508	296	80	884

Total General Investment Account option	-	-	242	242

Total	$ 508	$ 608	$ 322	$ 1,438

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following set forth a summary of changes in the fair value of the Plan’s Level 3 investment assets:

	International Large Cap Value	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2011	$ 80	$ 242	$ 322
Realized gains (losses)	-	13	13
Unrealized gains (losses)	(12)	-	(12)
Purchases	-	76	76
Sales	-	(78)	(78)

Balance, December 31, 2011	$ 68	$ 253	$ 321

	International Large Cap Value	General Investment Account Option	Multi- Strategy Hedge Fund	Total

	(In Millions)

Balance, January 1, 2010	$ 66	$ 275	$ 5	$ 346
Realized gains (losses)	-	5	-	5
Unrealized gains (losses)	14	-	-	14
Purchases	-	33	-	33
Sales	-	(71)	(5)	(76)

Balance, December 31, 2010	$ 80	$ 242	$ -	$ 322

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. For the year ended December 31, 2011, there were no significant transfers in or out of Levels 1, 2 or 3.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million for the years ended December 31, 2011 and 2010 is categorized as Level 1 type investments and are invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

f.    Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrecognized net actuarial gains and losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains and losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. For pension benefits, they exceed the limit so they are amortized into net periodic benefit cost over the remaining service-years of active employees. For other postretirement benefits for home office employees they exceed this limit so they are amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the funded status of the plans and shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Prepaid benefit cost	$721	$660	$-	$-
Intangible assets	2	3	-	-
Nonadmitted asset	(721)	(660)	-	-

Total other assets	$2	$3	$-	$-

Fair value of plan assets, end of year	$1,567	$1,438	$5	$5
Less: Projected benefit obligations, end of year	2,163	1,764	365	330

Funded status, projected benefit obligation	(596)	(326)	(360)	(325)
Unrecognized prior service cost	-	-	2	2
Unrecognized net actuarial (gains) losses	1,152	823	84	56
Unrecognized net transition obligation	2	3	4	9
Less: Assets nonadmitted	721	660	-	-

Accrued benefit cost recognized	(163)	(160)	(270)	(258)
Additional minimum liability	(418)	(145)	-	-

Total other liabilities	$(581)	$(305)	$(270)	$(258)

Fair value of plan assets, end of year	$1,567	$1,438	$5	$5
Less: Accumulated benefit obligations, end of year	2,148	1,743	365	330

Funded status, accumulated benefit obligation	$(581)	$(305)	$(360)	$(325)

The qualified pension plan was underfunded by $319 million and $93 million for the years ended December 31, 2011 and 2010, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $277 million and $233 million for the years ended December 31, 2011 and 2010, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in the net amount recognized for net pension benefits is as follows:

	December 31,
	2011	2010

	Pension
	Benefits

	(In Millions)

Net amount recognized, including nonadmitted asset, beginning of year	$ 500	$ 453
Employer contributions	155	136
Net periodic cost	(97)	(89)

Subtotal net amount recognized, including nonadmitted asset	558	500
Nonadmitted asset	(721)	(660)

Accrued benefit cost recognized, end of year	$ (163)	$ (160)

An additional minimum liability is required if the plan’s accumulated benefit obligation exceeds plan assets and the net amount recognized. The additional minimum liability was $418 million and $145 million for the years ended December 31, 2011 and 2010, respectively. Increases (decreases) in the additional minimum liability, less allowable intangible assets, are included in change in minimum liability included in surplus.

The following sets forth the change in additional minimum liability and shows the components resulting in this change. The major contributors in the change from prior year include a lower discount rate resulting in a higher accumulated benefit obligation and growth in assets primarily due to company contributions to the qualified pension plan and market performance.

	December 31,
	2011	2010

	Pension
	Benefits

	(In Millions)

Change in additional minimum liability:
Accumulated benefit obligation, end of year	$ (2,148)	$ (1,743)
Fair value of plan assets, end of year	1,567	1,438

Funded status, accumulated benefit obligation	(581)	(305)
Accrued benefit cost recognized, end of year	(163)	(160)

Additional minimum liability	$ (418)	$ (145)

The Company intends to fund $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.    Net periodic cost

The net periodic cost represents the annual accounting income or expense that the Company recognized and included in general insurance expenses. The net periodic cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2011	2010	2011	2010

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Service cost	$ 42	$ 44	$ 4	$ 8
Interest cost	95	96	16	17
Expected return on plan assets	(105)	(108)	-	-
Amortization of unrecognized transition obligation	1	1	5	5
Amortization of unrecognized net actuarial and other losses	64	56	2	1

Total net periodic cost	$ 97	$ 89	$ 27	$ 31

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

			Medicare
			Prescription
		Other	Drug
	Pension	Postretirement	Government
	Benefits	Benefits	Subsidy

		(In Millions)

2012	$78	$23	$(3)
2013	82	23	(3)
2014	86	24	(3)
2015	91	25	(3)
2016	96	26	(4)
2017-2021	563	139	(23)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Pension	$ 97	$ 89	$ 72
Health	59	64	60
Thrift	28	29	22
Postretirement	27	31	30
Life	3	3	3
Disability	2	2	2
Postemployment	1	1	5
Other benefits	7	6	6

Total	$224	$225	$200

h.     Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2011	2010	2009	2011	2010	2009

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.35%	5.50%	5.95%	4.25%	5.30%	5.75%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.50%	5.95%	5.80%	5.30%	5.75%	5.80%
Expected long-term rate of return on plan assets	7.75%	7.75%	8.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2018 for 2011 and 2010	-	-	-	5.00%	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2011:

	One Percentage	One Percentage
	Point Increase	Point Decrease

(In Millions)

Effect on total service and interest cost	$ 2	$ (2)
Effect on other postretirement benefit obligation	35	(29)

14.    Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of share-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	As of and for the Years Ended
	December 31,
	2011	2010	2009

Weighted average grant date fair value:
PSARs granted during the year (whole $)	$62.77	$50.31	$33.00
PRS granted during the year (whole $)	62.83	50.31	33.00
Intrinsic value:
PSARs options exercised (in thousands)	27,831	784	42
PRS liabilities paid (in thousands)	3,181	59	133
Fair value of shares vested during the year (in thousands)	51,620	53,678	21,092

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2010	3,302	$44.62	2.2	705	$37.62	4.1
Granted	977	50.31		429	50.31
Exercised	(76)	43.06		(1)	34.69
Forfeited	(55)	43.06		(29)	43.57

Outstanding as of December 31, 2010	4,148	46.02	1.5	1,104	42.39	3.6
Granted	883	62.77		313	62.83
Exercised	(1,597)	53.23		(49)	58.16
Forfeited	(79)	49.29		(45)	49.73

Outstanding as of December 31, 2011	3,355	46.82	1.1	1,323	46.32	3.3

Exercisable as of December 31, 2011	225	$59.58	-	-	$-	-

The PSARs compensation expense was $29 million, $36 million and $13 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PSARs accrued compensation liability was $50 million and $49 million as of December 31, 2011 and 2010, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $10 million, $19 million and $14 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. There was no nonadmitted related deferred tax benefit for the year ended December 31, 2011. The nonadmitted deferred tax benefit was $8 million and $4 million for the years ended December 31, 2010 and 2009, respectively.

The PRS compensation expense was $23 million, $17 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PRS accrued compensation liability was $45 million and $26 million as of December 31, 2011 and 2010, respectively. Unrecognized compensation expense related to nonvested PRS awards for the years ended December 31, 2011, 2010 and 2009 was $39 million, $44 million and $25 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. The related nonadmitted deferred tax benefit for the years ended December 31, 2011, 2010 and 2009 was $3 million, $5 million and $2 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.    Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$4,829	$187	$5,016
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	4,829	187	5,016
Total gross DTLs	(3,655)	(303)	(3,958)

Net DTA(L)	1,174	(116)	1,058
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$1,174	$(116)	$1,058

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$3,167	$431	$3,598
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	3,167	431	3,598
Total gross DTLs	(2,024)	(147)	(2,171)

Net DTA(L)	1,143	284	1,427
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$1,143	$284	$1,427

	Change

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$1,662	$(244)	$1,418
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	1,662	(244)	1,418
Total gross DTLs	(1,631)	(156)	(1,787)

Net DTA(L)	31	(400)	(369)
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$31	$(400)	$(369)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company has chosen to admit DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2010 and 2011. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ 85	$ -	$ 85
Remaining adjusted gross DTAs expected to be realized within 1 year	709	187	896
Total gross DTLs	3,958	-	3,958

Total admitted DTA realized within 1 year	4,752	187	4,939

Admitted DTA 3 years:
Federal income taxes that can be recovered	85	-	85
Remaining adjusted gross DTAs expected to be realized within 3 years	913	187	1,100
Total gross DTLs	3,831	-	3,831

Total admitted DTA realized within 3 years	4,829	187	5,016

Increase in net admitted DTA 1 year versus 3 years	$ 77	$ -	$ 77

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ 111	$ 59	$ 170
Remaining adjusted gross DTAs expected to be realized within 1 year	665	234	899
Total gross DTLs	2,034	138	2,172

Total admitted DTA realized within 1 year	2,810	431	3,241

Admitted DTA 3 years:
Federal income taxes that can be recovered	111	59	170
Remaining adjusted gross DTAs expected to be realized within 3 years	1,114	234	1,348
Total gross DTLs	1,942	138	2,080

Total admitted DTA realized within 3 years	3,167	431	3,598

Increase in net admitted DTA 1 year versus 3 years	$ 357	$ -	$ 357

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ (26)	$ (59)	$ (85)
Remaining adjusted gross DTAs expected to be realized within 1 year	44	(47)	(3)
Total gross DTLs	1,924	(138)	1,786

Total admitted DTA realized within 1 year	1,942	(244)	1,698

Admitted DTA 3 years:
Federal income taxes that can be recovered	(26)	(59)	(85)
Remaining adjusted gross DTAs expected to be realized within 3 years	(201)	(47)	(248)
Total gross DTLs	1,889	(138)	1,751

Total admitted DTA realized within 3 years	1,662	(244)	1,418

Change in net admitted DTA 1 year versus 3 years	$ (280)	$ -	$ (280)

The Company’s total adjusted capital and authorized control level are as follows:

	December 31,
	2011	2010	Change

	(In Millions)

Total adjusted capital	$13,247	$12,421	$ 826

Authorized control level	$1,268	$1,225	$ 43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2011

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	6%	0%	6%

December 31, 2010

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	34%	0%	34%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(28)%	0%	(28)%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s admitted assets, adjusted statutory surplus and total adjusted capital are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 4,752	$ 187	$ 4,939
Admitted assets			136,968
Adjusted statutory surplus			11,417
Total adjusted capital from DTAs			13,247

Increase due to admitted DTA 3 year:
Admitted DTAs	77	-	77
Admitted assets	77	-	77
Statutory surplus	77	-	77

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 2,810	$ 431	$ 3,241
Admitted assets			129,290
Adjusted statutory surplus			10,352
Total adjusted capital from DTAs			12,421

Increase due to admitted DTA 3 year:
Admitted DTAs	357	-	357
Admitted assets	357	-	357
Statutory surplus	357	-	357

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 1,942	$ (244)	$ 1,698
Admitted assets			7,678
Adjusted statutory surplus			1,065
Total adjusted capital from DTAs			826

Change in admitted DTA 3 year:
Admitted DTAs	(280)	-	(280)
Admitted assets	(280)	-	(280)
Statutory surplus	(280)	-	(280)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$(309)	$(264)	$(71)
Foreign income tax expense (benefit) on operating earnings	16	13	14

Total federal and foreign income tax expense (benefit) on operating earnings	(293)	(251)	(57)
Federal income tax expense (benefit) on net realized capital gains (losses)	174	18	(131)

Total federal and foreign income tax expense (benefit)	$(119)	$(233)	$(188)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2011	2010	Change

	(In Millions)

DTAs:
Ordinary
Unrealized investment losses	$2,098	$668	$ 1,430
Reserve items	810	734	76
Nonadmitted assets	501	459	42
Policy acquisition costs	488	481	7
Pension and compensation related items	343	250	93
Policyholders’ dividends	341	303	38
Investment items	121	105	16
Tax credits	78	36	42
Expense items	32	45	(13)
Other	17	86	(69)

Total ordinary DTAs	4,829	3,167	1,662
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	4,829	3,167	1,662

Capital
Investment items	105	357	(252)
Unrealized investment losses	82	74	8

Total capital DTAs	187	431	(244)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	187	431	(244)

Admitted DTAs	5,016	3,598	1,418

DTLs:
Ordinary
Unrealized investment gains	2,975	1,335	1,640
Pension items	252	231	21
Deferred and uncollected premium	228	212	16
Reserve for audits and settlements	-	75	(75)
Other	200	171	29

Total ordinary DTLs	3,655	2,024	1,631

Capital
Unrealized investment gains	303	147	156

Total capital DTLs	303	147	156

Total DTLs	3,958	2,171	1,787

Net admitted DTA	$1,058	$1,427	$ (369)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2011	2010

	(In Millions)

Net DTA(L)	$(369)	$(116)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/losses	358	108

Change in net deferred income taxes	$(11)	$(8)

Change in net deferred income taxes	$269	$(73)
Change in special surplus funds from additional admissibility of deferred income taxes	(280)	65

Change in net deferred income taxes	$(11)	$(8)

As of December 31, 2011, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $78 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Provision computed at statutory rate	$286	$153	$(144)
Foreign governmental income taxes	11	10	7
Expense items	10	(43)	58
Investment items	(330)	(179)	(127)
Nonadmitted assets	(42)	(129)	11
Tax credits	(38)	(40)	(44)
Change in reserve valuation basis	(4)	6	(11)
Other	(1)	(3)	3

Total statutory income tax expense (benefit)	$(108)	$(225)	$(247)

Federal and foreign income tax expense (benefit)	$(119)	$(233)	$(188)
Change in net deferred income taxes	11	8	(59)

Total statutory income tax expense (benefit)	$(108)	$(225)	$(247)

During the years ended December 31, 2011, 2010 and 2009 the Company received refunds of federal income taxes in the amount of $88 million, $309 million and $484 million, respectively. As a result of the aforementioned refunds, there are no federal income taxes available for recovery as of the year ended December 31, 2011.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2011	$349
Gross change related to positions taken in prior years	14
Gross change related to positions taken in current year	35
Gross change related to settlements	(69)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2011	$329

Included in the liability for unrecognized tax benefits as of December 31, 2011, are $312 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2011 includes $12 million of unrecognized tax benefits net of indirect tax benefits of $5 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2011 and 2010 was $21 million and $40 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2005 and prior. The IRS is currently auditing the years 2006 and 2007. The Company does not expect a material change in its financial position or liquidity as a result of these audits. The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 to 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The favorable effect of this decision has been reflected in the Company’s financial statements as of December 31, 2011 by recording a federal income tax benefit of $141 million in the Statutory Statements of Income, with a net increase of $58 million to Surplus. As of December 31, 2011 and 2010, the Company had no protective deposits recognized as admitted assets.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

16.   Transferable state tax credits

The Company entered into transfer contracts in which certified Massachusetts state tax credits were purchased in December 2008. The total unused transferable state tax credits, gross of any related state tax liabilities, have a carrying value of less than $1 million as of December 31, 2011 and are recorded in other than invested assets. The Company uses the benefit schedules provided with the transfer contracts to estimate the utilization of remaining transferable state tax credits or other projected recovery of the current carrying value. The Company will be using these credits in 2012. There were no impairments on these credits as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.     Business risks, commitments and contingencies

a.   Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may shrink as interest rates approach minimum guarantees, leading to an increased liability to the Company. Due to the continued low interest rate environment, management expects that it will be some time before higher yielding securities will be available in the market.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

During the past few years, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. While housing fundamentals began stabilizing in late 2009 and in 2010, housing was under renewed pressure through most of 2011. As of now, housing prices are hovering around their April 2009 lows. The housing market also continues to be under pressure due to slow liquidation rates and above-average rates of unsold homes. These concerns, coupled with uncertain mortgage servicing behaviors, continue to affect security valuations and liquidity conditions in the securitized mortgage market where prices are off their post-crisis highs in recent months.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and is also affected by the illiquid credit market environment, which makes it difficult to obtain readily determinable prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management judgments regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

The fourth quarter of 2011 saw a continued focus on the sovereign debt problems of parts of the Eurozone and the related issues of bank funding and market liquidity. Combined with an increasingly uncertain macroeconomic outlook, this has raised the risks related to the Company’s investments in European leveraged loans relative to the first half of 2011. The average secondary price of leveraged loans in Europe fell during the year, but default rates continued to remain below long-term historical averages. However, the degree of refinancing required over the next three years and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

As of December 31, 2011, the Company’s general account held securities issued by entities domiciled within Italy, Ireland, Portugal and Spain which collectively accounted for less than 1% of invested assets. These holdings are highly diversified and approximately 80% is comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company’s sovereign debt exposure totaled less than $500 thousand and it did not hold any domestic bank-issued securities. The Company did not hold any Greek corporate or government-issued securities in its general account.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Current market conditions continue to be a factor in the Company’s mortgage loan portfolio. Economic indicators that showed improvement earlier in 2011 and stumbled mid-year, turned decidedly positive in the fourth quarter. Commercial real estate fundamentals continue to improve with regional market performance still clearly driven by underlying economic drivers. Investors’ interest remains focused on stabilized core assets in ‘gateway’ markets. Overall, the supply pipeline is at historical lows, aiding the drop in vacancy rates across all property types during 2011. Borrowers have also benefited from the current low interest rate environment when refinancing and selling properties in order to satisfy their maturing debt. Risks to the portfolio continue to be the macro domestic and global economic environment and their impact on the recent positive trends for real estate fundamentals. The Company continues to monitor employment and housing statistics and their possible influence on a U.S. recession as well as global economic indicators and sovereign debt concerns.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.   Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $81 million, $82 million and $45 million, which is net of $22 million, $28 million and $28 million of sublease receipts, for the years ended December 31, 2011, 2010 and 2009, respectively.

In November 2009, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback furniture, equipment and software, with a book value of $190 million, which was previously included in other than invested assets. The lease terms are for five years with annual lease payments of $38 million. At the end of the lease, the Company has the option of purchasing the furniture, equipment and software at fair value. The assets were sold at book value, resulting in no gain or loss recognition.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2011 were as follows:

	Gross Operating Leases	Affiliated Subleases	Nonaffiliated Subleases	Net Operating Leases

	(In Millions)

2012	$ 94	$ 18	$ 1	$ 75
2013	88	16	-	72
2014	76	9	-	67
2015	33	9	-	24
2016	29	9	-	20
Thereafter	55	27	-	28

Total	$ 375	$ 88	$ 1	$ 286

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.   Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.   Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

Since December 2008, the Company and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits pending in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement. Appeals have been filed and remain pending. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in California, Colorado, Florida, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and, in certain cases, against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain other Tremont-managed funds to recover redemption payments received from BLMIS by certain of those Rye Select funds. In December 2010, the Trustee filed suit in the U.S. Bankruptcy Court for the Southern District of New York against Tremont, OAC, the Company and others. Certain of these Tremont funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. In September 2011, the court approved the proposed settlement with the Trustee that had been filed with the court in July. Certain parties have filed notices of appeal. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

On October 19, 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the United States District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. The Company believes that it has numerous substantial defenses to the claims and will defend itself vigorously. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this action.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Christina Chavez (Chavez) filed a putative class action complaint against the Company in April 2010. Chavez alleges that the Company breached its obligations to its term life policyholders in California by failing to pay dividends on those policies. Formal written discovery requests have been exchanged by all parties. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2009, numerous lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. district court in Colorado. Amended complaints and motions to dismiss were filed. In October 2011, the court issued an order granting and denying in part defendants’ motions to dismiss in five of the seven suits. In November 2011, defendants filed a joint motion for reconsideration of the court’s ruling which the court, in part, granted and denied in January 2012. OFI believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In May 2009, the Company was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (BOLI) contract issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company and seeks to recover losses arising from investments under the BOLI contract. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.   Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.   Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2011 and 2010, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2011 and 2010, the Company had not funded, nor had an outstanding balance due on these commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2011 and 2010, the Company had approximately $94 million and $102 million of outstanding letter of credit arrangements, respectively. As of December 31, 2011 and 2010, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2011 and 2010, the Company approved financing of $2,048 million and $1,328 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2011 and 2010 were $1,221 million and $1,237 million, respectively, with interest of $34 million, $19 million and $15 million for the years ended December 31, 2011, 2010 and 2009, respectively. The unfunded amount of the facility, totaling $826 million as of December 31, 2011, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2011, the Company had the following commitments:

	2012	2013	2014	2015	Thereafter	Total

	(In Millions)

Private placements	$616	$1,047	$436	$884	$94	$3,077
Mortgage loans	1,256	31	11	15	-	1,313
Partnerships and LLCs	515	148	1,082	246	242	2,233
LIHTC investments (including equity contributions)	17	5	59	-	139	220

Total	$2,404	$1,231	$1,588	$1,145	$475	$6,843

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these commitments and guarantees.

g.   Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated (SCA) entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. There is no current obligation to make payments under these guarantees. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2011.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee
(In Millions)

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (Cornerstone Real Estate Advisors LLC, Babson Capital Management LLC), if the subsidiary is unable to pay.	-

The liabilities for these plans have been recorded on the subsidiaries’ books and these liabilities represent the Company’s maximum obligation. The liabilities recorded on the subsidiaries books is $122 million.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly- owned subsidiaries. (C.M Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Europe S.A. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004 and 2007 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

18.    Withdrawal characteristics

a.   Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2011 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,619	$ -	$ -	$6,619	11%
At book value less current surrender charge of 5% or more	1,909	-	-	1,909	3
At fair value	-	5,083	32,255	37,338	64

Subtotal	8,528	5,083	32,255	45,866	78
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,011	419	-	3,430	6
Not subject to discretionary withdrawal	9,013	250	-	9,263	16

Total	$20,552	$ 5,752	$ 32,255	$58,559	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2011 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,481
Policyholders’ reserves - individual annuities	6,483
Policyholders’ reserves - guaranteed investment contracts	-
Liabilities for deposit-type contracts	4,588

Subtotal	20,552

Separate Account Annual Statement:
Annuities	37,757
Other annuity contract deposit-funds and guaranteed interest contracts	250

Subtotal	38,007

Total	$58,559

b.   Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts that are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2011 is as follows:

	Guaranteed

	Indexed	Nonindexed Less than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2011	$-	$-	$6,427	$6,427

Reserves at December 31, 2011:
For accounts with assets at:
Fair value	$250	$5,502	$35,097	$40,849
Amortized cost/book value	-	-	-	-

Subtotal	250	5,502	35,097	40,849
Nonpolicy liabilities	-	-	676	676

Total	$250	$5,502	$35,773	$41,525

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-
At fair value	-	5,083	35,097	40,180
At book value without market value adjustment and current surrender charge of less than 5%	-	419	-	419

Subtotal	-	5,502	35,097	40,599
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	676	676

Total	$250	$5,502	$35,773	$41,525

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$6,048	$4,357	$4,340
Transfers from separate accounts	(5,466)	(4,998)	(4,333)

Subtotal	582	(641)	7
Reconciling adjustments:
Net deposits on deposit-type liabilities	377	547	663

Net transfers to (from) separate accounts	$959	$(94)	$670

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.    Presentation of the Statutory Statements of Cash Flows
As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bank loan rollovers	$1,716	$1,187	$1,266
Bond conversions and refinancing	734	667	1,065
Stock conversion	106	529	4
Mortgages converted to other invested assets	180	175	209
Other invested assets stock distribution	4	9	47
Interest capitalization for long-term debt	4	8	14
Dividend reinvestment	4	8	5
Net investment income payment-in-kind bonds	2	4	4
Other invested assets converted to real estate	-	44	61
Other invested assets converted to mortgages	-	4	-
Mortgages converted to bonds	-	-	166
Other invested assets converted to bonds	-	-	53
Stock conversion to other invested assets	-	-	2

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

20.    Subsequent events

The Company has evaluated subsequent events through February 22, 2012, the date the financial statements were available to be issued.

On January 17, 2012, The Company issued a $400 million surplus note with a 30-year maturity and a 5.375% coupon rate.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

21.    Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2011 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMC Equipment Finance LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services LLC

MML Realty Management Corporation

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.) 580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2011	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals	$13,103,494,660.97	$(106,853,708.32)	$12,996,640,952.65	$12,501,397,871.52	$(495,243,081.13)	$12,501,397,871.52	$8,874,380,524.92

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$290,000.00	$-	$290,000.00	$200,000.00	$(90,000.00)	$200,000.00	$197,500.00
004421TD5	1,546,418.44	-	1,546,418.44	1,520,650.48	(25,767.96)	1,520,650.48	824,835.00
02146QAB9	11,452,492.39	-	11,452,492.39	11,361,248.53	(91,243.86)	11,361,248.53	7,866,202.16
02378HAD4	367,332.93	-	367,332.93	337,734.53	(29,598.40)	337,734.53	305,723.66
02660TGN7	7,722,822.75	-	7,722,822.75	7,343,578.95	(379,243.80)	7,343,578.95	4,589,533.38
02660TGS6	6,197,599.53	-	6,197,599.53	6,181,006.28	(16,593.25)	6,181,006.28	3,694,958.07
02660THL0	1,402,810.28	-	1,402,810.28	1,375,244.82	(27,565.46)	1,375,244.82	1,041,592.30
02660TJB0	19,888,768.87	-	19,888,768.87	19,027,573.02	(861,195.85)	19,027,573.02	11,433,612.97
02660WAC0	14,889,748.57	-	14,889,748.57	14,326,373.17	(563,375.40)	14,326,373.17	8,420,984.41
02660XAD6	9,909,777.67	-	9,909,777.67	9,620,776.10	(289,001.57)	9,620,776.10	7,033,543.29
026929AA7	8,314,700.91	-	8,314,700.91	7,761,745.72	(552,955.19)	7,761,745.72	6,803,501.16
040104RV5	1,815,487.74	-	1,815,487.74	1,779,688.34	(35,799.40)	1,779,688.34	1,244,624.23
05946XYP2	858,527.17	-	858,527.17	852,946.85	(5,580.32)	852,946.85	618,596.18
06050HKX5	387,934.12	-	387,934.12	223,453.11	(164,481.01)	223,453.11	275,883.14
06652DAA7	5,653,509.94	-	5,653,509.94	5,451,349.03	(202,160.91)	5,451,349.03	3,141,543.41
07384MS60	946,323.45	-	946,323.45	937,885.49	(8,437.96)	937,885.49	882,516.28
07384MW40	101,794.03	-	101,794.03	98,994.58	(2,799.45)	98,994.58	86,636.87
07384YCD6	5,109,617.42	-	5,109,617.42	5,052,861.49	(56,755.93)	5,052,861.49	4,946,782.61
073854AB7	12,157,202.09	-	12,157,202.09	11,643,369.98	(513,832.11)	11,643,369.98	7,509,572.89
07386HNQ0	1,014,112.70	-	1,014,112.70	953,185.52	(60,927.18)	953,185.52	986,679.13
07386HSP7	5,163,522.20	-	5,163,522.20	5,151,860.98	(11,661.22)	5,151,860.98	3,361,256.11
073879Z92	9,127,954.02	-	9,127,954.02	8,245,583.49	(882,370.53)	8,245,583.49	4,646,352.09
07400XAB4	2,714,019.22	-	2,714,019.22	2,492,413.21	(221,606.01)	2,492,413.21	1,540,926.62
07401LAA1	11,912,911.04	-	11,912,911.04	11,455,305.29	(457,605.75)	11,455,305.29	7,629,910.89
07820QAY1	12,032,870.74	-	12,032,870.74	11,585,273.09	(447,597.65)	11,585,273.09	8,440,267.15
12489WQE7	1,427,514.24	-	1,427,514.24	1,400,940.50	(26,573.74)	1,400,940.50	1,108,303.40
1248MGAJ3	63,896.96	-	63,896.96	62,339.48	(1,557.48)	62,339.48	50,948.40
12498NAB9	672,120.26	-	672,120.26	667,192.58	(4,927.68)	667,192.58	661,207.59
12544EAA5	1,032,794.47	-	1,032,794.47	1,006,182.23	(26,612.24)	1,006,182.23	1,000,439.95
126670KN7	1,673,592.83	-	1,673,592.83	1,587,143.85	(86,448.98)	1,587,143.85	928,449.00
126670NX2	629,920.97	-	629,920.97	598,984.29	(30,936.68)	598,984.29	628,492.32
126670QS0	65,308.35	-	65,308.35	60,154.73	(5,153.62)	60,154.73	62,264.06
126671UU8	55,243.58	-	55,243.58	53,727.58	(1,516.00)	53,727.58	42,073.42
12667GCB7	158,888.66	-	158,888.66	154,659.01	(4,229.65)	154,659.01	110,639.93
12667GME0	14,328,349.06	-	14,328,349.06	14,106,806.02	(221,543.04)	14,106,806.02	9,039,627.79
12667GR62	5,526,850.88	-	5,526,850.88	5,290,622.87	(236,228.01)	5,290,622.87	4,417,377.65
12667GS20	10,828,203.97	-	10,828,203.97	10,581,507.54	(246,696.43)	10,581,507.54	7,003,128.98
12667GWF6	5,961,791.83	-	5,961,791.83	5,584,597.23	(377,194.60)	5,584,597.23	3,785,872.31
12668ACG8	3,334,988.97	-	3,334,988.97	2,975,767.14	(359,221.83)	2,975,767.14	2,907,149.77
12668ACY9	710,246.66	-	710,246.66	616,361.95	(93,884.71)	616,361.95	564,386.87
12668ACZ6	3,158,319.27	-	3,158,319.27	2,995,112.36	(163,206.91)	2,995,112.36	1,729,278.58
12668AEV3	9,660,488.00	-	9,660,488.00	9,502,105.96	(158,382.04)	9,502,105.96	6,458,297.48
12668AGW9	215,254.49	-	215,254.49	213,364.89	(1,889.60)	213,364.89	147,194.78
12668BDC4	4,368,811.57	-	4,368,811.57	4,083,275.98	(285,535.59)	4,083,275.98	3,194,726.07
12668BE33	12,237,495.62	-	12,237,495.62	12,171,201.11	(66,294.51)	12,171,201.11	7,829,824.65
126694N46	3,345,585.12	-	3,345,585.12	2,824,649.71	(520,935.41)	2,824,649.71	3,067,731.20
12669FXR9	410,254.47	-	410,254.47	395,368.17	(14,886.30)	395,368.17	304,010.18
12669GKH3	10,545,309.79	-	10,545,309.79	10,352,747.02	(192,562.77)	10,352,747.02	7,248,298.96
12669GRQ6	5,343,000.43	-	5,343,000.43	5,291,293.60	(51,706.83)	5,291,293.60	4,910,079.83
12669GTV3	282,816.99	-	282,816.99	279,945.17	(2,871.82)	279,945.17	198,880.70
12669GUR0	2,944,056.20	-	2,944,056.20	2,776,388.76	(167,667.44)	2,776,388.76	2,000,194.28
152314MJ6	1,010,344.96	-	1,010,344.96	820,580.41	(189,764.55)	820,580.41	865,075.90
22540VG71	142,416.02	-	142,416.02	142,038.12	(377.90)	142,038.12	140,900.89
22943HAD8	8,483,907.95	-	8,483,907.95	7,120,743.07	(1,363,164.88)	7,120,743.07	4,517,820.00
23245QAA7	1,870,383.26	-	1,870,383.26	1,781,925.02	(88,458.24)	1,781,925.02	1,160,199.25
23321P6A1	7,120,470.73	-	7,120,470.73	7,018,811.72	(101,659.01)	7,018,811.72	6,982,061.95
23332UAC8	3,904,676.74	-	3,904,676.74	3,622,960.98	(281,715.76)	3,622,960.98	3,216,228.55
23332UAR5	8,042,640.20	-	8,042,640.20	7,710,516.83	(332,123.37)	7,710,516.83	5,847,690.31
23332UBG8	5,263,482.84	-	5,263,482.84	5,016,173.22	(247,309.62)	5,016,173.22	3,794,630.78
23332UBV5	4,758,189.71	-	4,758,189.71	4,723,676.14	(34,513.57)	4,723,676.14	3,020,467.39
23332UCM4	482,401.73	-	482,401.73	462,753.76	(19,647.97)	462,753.76	330,858.24
23332UDU5	17,209,535.70	-	17,209,535.70	16,626,954.38	(582,581.32)	16,626,954.38	10,401,707.71
23332UFV1	1,246,925.88	-	1,246,925.88	1,218,009.68	(28,916.20)	1,218,009.68	772,827.86
251510EH2	28,096,487.64	-	28,096,487.64	28,045,050.16	(51,437.48)	28,045,050.16	26,312,412.76
251510FB4	3,889,890.10	-	3,889,890.10	3,879,344.81	(10,545.29)	3,879,344.81	2,981,443.13
251510NC3	11,998,251.48	-	11,998,251.48	11,939,470.36	(58,781.12)	11,939,470.36	3,231,821.40
30251YAB4	6,821,818.83	-	6,821,818.83	6,722,410.64	(99,408.19)	6,722,410.64	5,278,923.41
32051DCJ9	567,873.90	-	567,873.90	564,800.37	(3,073.53)	564,800.37	539,435.31
32053LAA0	168,781.82	-	168,781.82	162,542.90	(6,238.92)	162,542.90	164,562.26
32056JAA2	151,729.90	-	151,729.90	145,187.12	(6,542.78)	145,187.12	138,736.21
32113JAA3	597,171.91	-	597,171.91	577,362.62	(19,809.29)	577,362.62	367,622.17
36228FC53	830,865.79	-	830,865.79	719,447.10	(111,418.69)	719,447.10	755,146.70
362341VU0	21,642,269.81	-	21,642,269.81	21,108,962.14	(533,307.67)	21,108,962.14	21,499,857.50
36242DBJ1	427,777.96	-	427,777.96	425,057.26	(2,720.70)	425,057.26	422,333.65
36298XAB8	19,002,807.56	-	19,002,807.56	18,625,171.48	(377,636.08)	18,625,171.48	18,219,555.59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
39538RAB5	$9,304,989.19	$-	$9,304,989.19	$8,826,072.74	$(478,916.45)	$8,826,072.74	$5,738,051.45
39538RBB4	10,128,998.42	-	10,128,998.42	9,632,687.46	(496,310.96)	9,632,687.46	6,646,599.65
39538WFH6	8,549,004.95	-	8,549,004.95	8,162,882.79	(386,122.16)	8,162,882.79	5,178,967.53
39538WHF8	23,489,894.54	-	23,489,894.54	22,622,853.22	(867,041.32)	22,622,853.22	13,769,229.29
39539GAA0	3,582,107.30	-	3,582,107.30	3,480,487.25	(101,620.05)	3,480,487.25	2,374,367.64
41161PFR9	1,033,082.03	-	1,033,082.03	1,029,854.56	(3,227.47)	1,029,854.56	847,612.03
41161PHC0	6,513,447.11	-	6,513,447.11	6,085,959.30	(427,487.81)	6,085,959.30	4,647,189.86
41161PHU0	6,179,446.69	-	6,179,446.69	6,085,207.17	(94,239.52)	6,085,207.17	4,891,633.96
41161PKH5	398,408.65	-	398,408.65	394,205.87	(4,202.78)	394,205.87	264,797.71
41161PLR2	9,608,493.34	-	9,608,493.34	9,373,928.43	(234,564.91)	9,373,928.43	7,065,418.61
41161PMG5	11,965,773.37	-	11,965,773.37	11,740,798.18	(224,975.19)	11,740,798.18	9,134,717.71
41161PQU0	10,639,729.89	-	10,639,729.89	10,361,876.18	(277,853.71)	10,361,876.18	7,084,717.87
41161PSK0	3,899,690.47	-	3,899,690.47	3,835,365.43	(64,325.04)	3,835,365.43	2,896,665.46
41161PTN3	1,726,455.40	-	1,726,455.40	1,680,824.19	(45,631.21)	1,680,824.19	1,162,819.32
41161PWB5	5,433,234.88	-	5,433,234.88	5,264,188.65	(169,046.23)	5,264,188.65	3,417,999.61
41161PXH1	635,491.30	-	635,491.30	616,308.82	(19,182.48)	616,308.82	444,323.95
41164LAB5	10,449,007.70	-	10,449,007.70	10,235,230.71	(213,776.99)	10,235,230.71	6,723,398.30
41164YAB7	9,958,270.74	-	9,958,270.74	9,632,612.85	(325,657.89)	9,632,612.85	6,258,429.56
43739EAP2	16,575,973.30	-	16,575,973.30	16,187,293.48	(388,679.82)	16,187,293.48	10,405,726.23
45071KDD3	1,086,382.12	-	1,086,382.12	1,059,550.60	(26,831.52)	1,059,550.60	745,093.48
45254NHV2	224,089.33	-	224,089.33	209,941.80	(14,147.53)	209,941.80	193,979.45
45254NJV0	867,029.04	-	867,029.04	850,377.46	(16,651.58)	850,377.46	681,335.15
45254NKF3	4,230,253.82	-	4,230,253.82	4,075,133.53	(155,120.29)	4,075,133.53	3,791,309.83
45254NMB0	975,328.92	-	975,328.92	932,473.13	(42,855.79)	932,473.13	793,129.67
45254NML8	1,322,330.29	-	1,322,330.29	1,293,159.75	(29,170.54)	1,293,159.75	925,528.46
45254NNP8	10,735,821.01	-	10,735,821.01	10,652,269.05	(83,551.96)	10,652,269.05	8,014,093.27
45254NPA9	12,692,475.65	-	12,692,475.65	12,385,091.91	(307,383.74)	12,385,091.91	10,418,439.77
45254NPU5	4,430,090.91	-	4,430,090.91	4,293,231.61	(136,859.30)	4,293,231.61	3,402,629.51
45254TRX4	265,240.20	-	265,240.20	258,108.03	(7,132.17)	258,108.03	177,037.44
45660LCN7	4,057,429.37	-	4,057,429.37	3,913,813.54	(143,615.83)	3,913,813.54	3,689,459.26
45660LKW8	21,908,347.51	-	21,908,347.51	21,298,027.60	(610,319.91)	21,298,027.60	13,584,806.77
45660N2J3	2,220,485.94	-	2,220,485.94	2,021,428.12	(199,057.82)	2,021,428.12	1,969,493.75
45660N2Y0	1,017,882.52	-	1,017,882.52	1,001,489.22	(16,393.30)	1,001,489.22	793,003.49
45660N5H4	4,324,034.48	-	4,324,034.48	4,269,797.16	(54,237.32)	4,269,797.16	3,196,502.02
45660NQ24	1,970,446.46	-	1,970,446.46	1,968,799.95	(1,646.51)	1,968,799.95	1,795,440.64
45660NS30	1,157,717.89	-	1,157,717.89	1,150,501.82	(7,216.07)	1,150,501.82	896,223.95
45661EAA2	235,697.52	-	235,697.52	226,316.19	(9,381.33)	226,316.19	214,425.81
466247XE8	5,390,729.34	-	5,390,729.34	5,333,873.02	(56,856.32)	5,333,873.02	3,378,889.69
525221AJ6	2,261,175.96	-	2,261,175.96	2,216,676.56	(44,499.40)	2,216,676.56	1,517,007.01
525221GM3	2,732,081.65	-	2,732,081.65	2,649,357.67	(82,723.98)	2,649,357.67	1,619,667.37
525221HA8	20,207,345.18	-	20,207,345.18	19,668,821.93	(538,523.25)	19,668,821.93	10,939,984.17
52524VAG4	11,062,404.37	-	11,062,404.37	10,838,351.72	(224,052.65)	10,838,351.72	7,050,647.53
52524YAF0	9,665,927.77	-	9,665,927.77	9,379,652.95	(286,274.82)	9,379,652.95	6,147,462.85
55027AAR1	9,295,635.13	-	9,295,635.13	9,213,079.35	(82,555.78)	9,213,079.35	6,032,918.95
55027BAA6	13,108,293.41	-	13,108,293.41	12,665,836.46	(442,456.95)	12,665,836.46	6,968,458.74
55274SAM3	906,915.51	-	906,915.51	880,480.09	(26,435.42)	880,480.09	752,034.62
576433G42	7,024,024.64	-	7,024,024.64	6,885,577.88	(138,446.76)	6,885,577.88	4,314,806.39
576433H33	3,261,825.29	-	3,261,825.29	3,174,754.27	(87,071.02)	3,174,754.27	3,133,978.43
57643LMP8	1,698,761.89	-	1,698,761.89	1,516,916.66	(181,845.23)	1,516,916.66	1,006,686.00
589929N38	618,843.60	-	618,843.60	607,180.29	(11,663.31)	607,180.29	583,261.22
589929X29	3,890,489.13	-	3,890,489.13	3,887,953.67	(2,535.46)	3,887,953.67	3,359,229.48
59020UAA3	154,092.84	-	154,092.84	152,882.12	(1,210.72)	152,882.12	147,716.07
59020UAC9	805,983.42	-	805,983.42	803,847.98	(2,135.44)	803,847.98	729,547.23
59020UNZ4	1,413,542.51	-	1,413,542.51	1,384,820.01	(28,722.50)	1,384,820.01	1,305,590.00
61749LAN1	495,108.38	-	495,108.38	426,403.81	(68,704.57)	426,403.81	483,109.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617526AE8	$298,458.27	$-	$298,458.27	$247,896.75	$(50,561.52)	$247,896.75	$201,593.54
61913PAA0	11,417,672.54	-	11,417,672.54	10,888,133.59	(529,538.95)	10,888,133.59	9,819,940.36
61915RBB1	6,273,000.31	-	6,273,000.31	6,124,189.76	(148,810.55)	6,124,189.76	3,779,577.22
63543XAH2	(79,020.00)	-	(79,020.00)	-	79,020.00	-	100,000.00
638728AC9	2,174,025.70	-	2,174,025.70	2,120,248.36	(53,777.34)	2,120,248.36	1,283,453.97
64352VEG2	53,328.05	-	53,328.05	41,302.27	(12,025.78)	41,302.27	34,820.40
66987XBV6	16,520.30	-	16,520.30	16,470.43	(49.87)	16,470.43	11,703.64
68383NCU5	7,282,554.24	-	7,282,554.24	7,235,682.42	(46,871.82)	7,235,682.42	5,207,209.31
73316PJD3	20,976.16	-	20,976.16	19,251.21	(1,724.95)	19,251.21	20,415.57
74922AAA5	13,117,398.44	-	13,117,398.44	13,117,398.44	-	13,117,398.44	7,547,875.59
75114GAC3	17,258,298.59	-	17,258,298.59	16,957,780.52	(300,518.07)	16,957,780.52	10,592,845.95
75114HAD9	15,985,299.98	-	15,985,299.98	15,385,859.62	(599,440.36)	15,385,859.62	9,711,227.61
75114HAK3	5,111,412.15	-	5,111,412.15	4,881,961.31	(229,450.84)	4,881,961.31	1,486,628.18
760985U33	509,393.37	-	509,393.37	509,070.17	(323.20)	509,070.17	401,596.46
76110GE23	5,017,971.92	-	5,017,971.92	4,955,217.15	(62,754.77)	4,955,217.15	4,576,649.54
76110GG62	5,026,755.12	-	5,026,755.12	4,991,211.22	(35,543.90)	4,991,211.22	4,874,911.35
76110GV40	2,783,024.62	-	2,783,024.62	2,642,100.56	(140,924.06)	2,642,100.56	2,621,644.63
76110GZQ7	6,790,133.51	-	6,790,133.51	6,546,910.11	(243,223.40)	6,546,910.11	5,967,525.57
761118KU1	6,008,078.81	-	6,008,078.81	5,885,056.06	(123,022.75)	5,885,056.06	3,864,201.42
761118NN4	8,315,435.99	-	8,315,435.99	8,159,140.66	(156,295.33)	8,159,140.66	5,395,099.87
761118RM2	16,560,034.61	-	16,560,034.61	16,205,072.57	(354,962.04)	16,205,072.57	10,347,725.81
77277LAF4	40,976,607.92	-	40,976,607.92	39,517,587.12	(1,459,020.80)	39,517,587.12	25,106,760.00
77277LAH0	2,035,845.16	-	2,035,845.16	1,964,959.14	(70,886.02)	1,964,959.14	2,426,111.99
77277LAJ6	28,822,879.15	-	28,822,879.15	27,814,860.58	(1,008,018.57)	27,814,860.58	15,798,887.97
79548KXQ6	1,495,470.74	-	1,495,470.74	1,490,425.94	(5,044.80)	1,490,425.94	1,318,982.77
805564RM5	3,431,895.26	-	3,431,895.26	2,858,398.98	(573,496.28)	2,858,398.98	2,577,847.11
85554NAG5	1,149,005.80	-	1,149,005.80	1,074,369.95	(74,635.85)	1,074,369.95	1,112,280.44
8635722A0	213,401.28	-	213,401.28	183,019.29	(30,381.99)	183,019.29	184,712.67
863579CB2	4,505,670.30	-	4,505,670.30	4,010,269.07	(495,401.23)	4,010,269.07	4,491,455.53
86358HHX0	934,544.89	-	934,544.89	881,801.84	(52,743.05)	881,801.84	766,260.98
86358R3Q8	1,109,716.83	-	1,109,716.83	1,086,821.24	(22,895.59)	1,086,821.24	1,105,869.67
86358RQ83	140,984.59	-	140,984.59	139,518.81	(1,465.78)	139,518.81	114,478.24
86359AEH2	22,878.66	-	22,878.66	15,088.67	(7,789.99)	15,088.67	17,036.99
86359BKB6	901,519.44	-	901,519.44	890,541.79	(10,977.65)	890,541.79	882,377.13
86359BLB5	1,236,421.78	-	1,236,421.78	1,214,880.93	(21,540.85)	1,214,880.93	1,047,933.98
86359BPM7	1,697,008.90	-	1,697,008.90	1,677,712.85	(19,296.05)	1,677,712.85	1,471,420.81
86359DDB0	1,720,052.55	-	1,720,052.55	1,557,773.74	(162,278.81)	1,557,773.74	1,008,171.00
86359DUL9	182,619.56	-	182,619.56	177,929.38	(4,690.18)	177,929.38	130,899.00
86359LRW1	19,283,246.92	-	19,283,246.92	18,854,133.13	(429,113.79)	18,854,133.13	12,078,962.49
86359LSM2	1,229,392.32	-	1,229,392.32	1,221,421.18	(7,971.14)	1,221,421.18	797,783.92
86360JAA9	10,678,598.80	-	10,678,598.80	10,110,663.03	(567,935.77)	10,110,663.03	5,665,225.53
86360JAE1	8,083,947.71	-	8,083,947.71	7,968,904.60	(115,043.11)	7,968,904.60	5,199,107.01
86360UAF3	3,679,934.99	-	3,679,934.99	3,657,014.40	(22,920.59)	3,657,014.40	2,342,230.10
86361HAA2	11,498,036.76	-	11,498,036.76	11,228,014.28	(270,022.48)	11,228,014.28	7,105,230.74
86361HAB0	7,245,471.81	-	7,245,471.81	6,677,265.79	(568,206.02)	6,677,265.79	6,376,092.75
86363DAA9	8,341,915.82	-	8,341,915.82	7,940,221.38	(401,694.44)	7,940,221.38	5,860,750.26
885220FS7	6,795,813.69	-	6,795,813.69	6,700,333.14	(95,480.55)	6,700,333.14	5,924,957.27
929227QB5	216,049.73	-	216,049.73	197,161.22	(18,888.51)	197,161.22	205,696.07
92922F4M7	4,304,379.27	-	4,304,379.27	4,200,000.14	(104,379.13)	4,200,000.14	3,057,226.29
92922F5T1	7,185,795.39	-	7,185,795.39	7,025,768.14	(160,027.25)	7,025,768.14	5,003,926.25
92922F7Q5	8,971,978.46	-	8,971,978.46	8,646,636.70	(325,341.76)	8,646,636.70	6,268,400.14
92922FB72	1,174,068.37	-	1,174,068.37	1,155,765.56	(18,302.81)	1,155,765.56	850,774.90
92922FJ25	6,121,694.09	-	6,121,694.09	6,046,585.33	(75,108.76)	6,046,585.33	4,353,868.94
92922FNW4	1,192,216.02	-	1,192,216.02	1,176,012.07	(16,203.95)	1,176,012.07	1,321,844.90
92922FTJ7	1,233,564.94	-	1,233,564.94	1,210,352.93	(23,212.01)	1,210,352.93	974,061.94
92922FWU8	3,540,323.48	-	3,540,323.48	3,390,238.86	(150,084.62)	3,390,238.86	2,849,678.72
92922FZF8	8,125,751.26	-	8,125,751.26	7,801,971.37	(323,779.89)	7,801,971.37	6,075,249.66
92925CBB7	4,188,635.02	-	4,188,635.02	4,096,642.85	(91,992.17)	4,096,642.85	3,033,957.41
92925VAM2	616,737.54	-	616,737.54	597,598.02	(19,139.52)	597,598.02	548,628.09
92926SAE6	725,416.21	-	725,416.21	680,038.47	(45,377.74)	680,038.47	615,701.52
92979DAA3	537,331.46	-	537,331.46	523,333.07	(13,998.39)	523,333.07	437,747.24
9393365V1	1,560,697.73	-	1,560,697.73	1,549,341.13	(11,356.60)	1,549,341.13	1,431,792.71
939336KZ5	2,341,996.35	-	2,341,996.35	2,334,363.48	(7,632.87)	2,334,363.48	2,055,619.32
939336X65	11,157,951.25	-	11,157,951.25	10,874,647.01	(283,304.24)	10,874,647.01	8,432,485.02
93934FHC9	7,712,919.25	-	7,712,919.25	7,699,609.07	(13,310.18)	7,699,609.07	5,318,460.28
949810AA3	566,424.05	-	566,424.05	546,485.91	(19,938.14)	546,485.91	552,653.69
94981UAF6	131,272.34	-	131,272.34	120,555.74	(10,716.60)	120,555.74	126,792.75
984582AA4	469,929.99	-	469,929.99	457,191.65	(12,738.34)	457,191.65	447,475.99
Totals	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$355,000.00	$-	$355,000.00	$290,000.00	$(65,000.00)	$290,000.00	$285,000.00
02146QAB9	12,032,384.34	-	12,032,384.34	11,850,302.56	(182,081.78)	11,850,302.56	8,273,272.97
02146TAQ0	17,912,916.56	-	17,912,916.56	16,693,633.85	(1,219,282.71)	16,693,633.85	15,861,675.53
02147CAA1	8,190,222.89	-	8,190,222.89	7,939,110.94	(251,111.95)	7,939,110.94	6,096,652.75
02147DAB7	10,161,163.88	-	10,161,163.88	10,078,483.46	(82,680.42)	10,078,483.46	6,914,174.96
02660TJB0	20,555,478.37	-	20,555,478.37	20,347,778.08	(207,700.29)	20,347,778.08	12,585,211.89
026929AD1	8,030,886.70	-	8,030,886.70	7,394,102.16	(636,784.54)	7,394,102.16	5,256,697.03
040104QN4	3,081,243.14	-	3,081,243.14	2,932,821.41	(148,421.73)	2,932,821.41	2,211,252.01
040104RV5	2,149,830.76	-	2,149,830.76	1,896,624.45	(253,206.31)	1,896,624.45	1,179,460.79
055294AA0	2,742,261.38	-	2,742,261.38	2,733,334.33	(8,927.05)	2,733,334.33	2,124,984.49
05946XYP2	911,601.67	-	911,601.67	887,990.95	(23,610.72)	887,990.95	634,778.52
05949ALH1	2,151,644.79	-	2,151,644.79	2,136,047.25	(15,597.54)	2,136,047.25	2,013,913.79
06050HKX5	555,677.56	-	555,677.56	391,850.36	(163,827.20)	391,850.36	275,336.82
06652DAA7	6,077,835.07	-	6,077,835.07	5,757,188.52	(320,646.55)	5,757,188.52	3,826,160.28
07325VAG9	2,046,242.08	-	2,046,242.08	1,991,505.51	(54,736.57)	1,991,505.51	1,745,162.36
07384M2X9	1,361,810.63	-	1,361,810.63	1,352,743.46	(9,067.17)	1,352,743.46	1,248,649.19
07384MS60	1,104,612.98	-	1,104,612.98	1,101,308.59	(3,304.39)	1,101,308.59	1,059,508.44
073854AB7	12,695,390.34	-	12,695,390.34	11,906,518.33	(788,872.01)	11,906,518.33	8,147,292.87
073879PA0	1,573,350.01	-	1,573,350.01	1,479,316.14	(94,033.87)	1,479,316.14	938,382.90
073879Z92	9,514,139.04	-	9,514,139.04	8,989,749.85	(524,389.19)	8,989,749.85	4,663,130.93
07387AFX8	457,361.06	-	457,361.06	433,935.98	(23,425.08)	433,935.98	441,839.32
07401LAA1	12,276,860.81	-	12,276,860.81	12,136,177.26	(140,683.55)	12,136,177.26	8,418,287.41
07401LAQ6	2,821,485.52	-	2,821,485.52	2,760,350.78	(61,134.74)	2,760,350.78	2,161,391.82
078446AB7	106,000.00	-	106,000.00	90,796.00	(15,204.00)	90,796.00	96,000.00
1248MGAJ3	70,790.89	-	70,790.89	66,267.71	(4,523.18)	66,267.71	49,228.91
12498NAB9	728,683.92	-	728,683.92	710,315.56	(18,368.36)	710,315.56	679,973.64
126670KN7	1,732,271.79	-	1,732,271.79	1,660,075.67	(72,196.12)	1,660,075.67	914,733.00
126673WB4	492,654.93	-	492,654.93	476,894.95	(15,759.98)	476,894.95	470,107.79
12667GCB7	169,287.19	-	169,287.19	164,795.22	(4,491.97)	164,795.22	122,499.65
12667GS20	11,646,736.57	-	11,646,736.57	11,089,514.67	(557,221.90)	11,089,514.67	7,317,781.72
12667GWF6	6,438,343.28	-	6,438,343.28	6,207,410.09	(230,933.19)	6,207,410.09	4,282,323.80
12667GYX5	1,032,401.67	-	1,032,401.67	798,077.21	(234,324.46)	798,077.21	961,743.25
12668BE33	12,873,661.44	-	12,873,661.44	12,655,782.02	(217,879.42)	12,655,782.02	9,029,638.43
12668BEH2	801,730.55	-	801,730.55	753,680.93	(48,049.62)	753,680.93	760,403.72
12669FW82	963,882.87	-	963,882.87	956,051.21	(7,831.66)	956,051.21	763,113.56
12669GKH3	11,070,655.27	-	11,070,655.27	10,821,345.82	(249,309.45)	10,821,345.82	8,435,950.92
12669GMS7	187,439.13	-	187,439.13	186,583.68	(855.45)	186,583.68	167,407.46
12669GRM5	2,381,686.60	-	2,381,686.60	2,337,315.68	(44,370.92)	2,337,315.68	1,664,932.90
12669GRQ6	5,867,340.96	-	5,867,340.96	5,720,021.02	(147,319.94)	5,720,021.02	5,269,585.71
12669GTV3	302,649.28	-	302,649.28	289,237.92	(13,411.36)	289,237.92	221,846.36
12669GUR0	3,154,848.17	-	3,154,848.17	3,013,751.26	(141,096.91)	3,013,751.26	2,110,912.61
14453MAB0	8,366,400.29	-	8,366,400.29	8,143,712.87	(222,687.42)	8,143,712.87	6,076,084.91
17311YAC7	2,389,577.54	-	2,389,577.54	2,365,142.09	(24,435.45)	2,365,142.09	2,003,923.25
22540VG71	144,135.24	-	144,135.24	144,006.39	(128.85)	144,006.39	142,405.44
22540VY55	154,848.81	-	154,848.81	153,043.38	(1,805.43)	153,043.38	125,379.04
22943HAD8	8,930,536.31	-	8,930,536.31	8,559,212.93	(371,323.38)	8,559,212.93	4,859,925.00
23243AAD8	910,919.35	-	910,919.35	900,594.54	(10,324.81)	900,594.54	667,968.15
23321P6A1	3,904,177.62	-	3,904,177.62	3,903,386.18	(791.44)	3,903,386.18	3,814,846.35
23332UBV5	5,006,024.34	-	5,006,024.34	4,845,487.38	(160,536.96)	4,845,487.38	3,320,926.51
23332UCM4	489,157.25	-	489,157.25	484,521.05	(4,636.20)	484,521.05	336,415.99
251508AB3	6,716,113.69	-	6,716,113.69	5,838,739.88	(877,373.81)	5,838,739.88	4,164,503.30
251510FB4	5,175,183.65	-	5,175,183.65	5,052,929.38	(122,254.27)	5,052,929.38	4,369,316.65
32113JAA3	622,764.25	-	622,764.25	606,682.49	(16,081.76)	606,682.49	386,977.37
32113JBV6	252,753.95	-	252,753.95	228,621.65	(24,132.30)	228,621.65	198,878.00
36228FC53	927,018.69	-	927,018.69	876,662.22	(50,356.47)	876,662.22	795,524.33
362290AC2	1,315,082.42	-	1,315,082.42	970,668.69	(344,413.73)	970,668.69	1,249,565.64
362480AD7	10,920,725.53	-	10,920,725.53	10,190,750.28	(729,975.25)	10,190,750.28	6,771,946.36
36298XAB8	19,540,101.49	-	19,540,101.49	19,356,084.89	(184,016.60)	19,356,084.89	18,688,392.80
39538RBB4	10,621,455.73	-	10,621,455.73	10,357,148.10	(264,307.63)	10,357,148.10	6,833,433.32
39539GAA0	3,745,859.77	-	3,745,859.77	3,693,394.38	(52,465.39)	3,693,394.38	2,762,708.79
41161PFR9	1,057,421.82	-	1,057,421.82	1,049,222.96	(8,198.86)	1,049,222.96	880,583.81
41161PHU0	6,434,985.19	-	6,434,985.19	6,321,068.34	(113,916.85)	6,321,068.34	5,082,846.18
41161PKH5	428,607.22	-	428,607.22	417,973.63	(10,633.59)	417,973.63	298,610.43
41161PLR2	10,208,554.57	-	10,208,554.57	9,931,349.39	(277,205.18)	9,931,349.39	7,369,950.14
41161PMG5	12,686,469.66	-	12,686,469.66	12,253,773.73	(432,695.93)	12,253,773.73	9,207,070.40
41161PSK0	4,072,927.86	-	4,072,927.86	4,054,365.85	(18,562.01)	4,054,365.85	3,112,909.78
41164YAB7	10,228,700.53	-	10,228,700.53	10,108,870.61	(119,829.92)	10,108,870.61	6,763,548.54
43739EAP2	16,762,173.85	-	16,762,173.85	16,754,383.79	(7,790.06)	16,754,383.79	11,547,347.43
43739EBJ5	7,818,708.26	-	7,818,708.26	7,708,379.95	(110,328.31)	7,708,379.95	5,582,406.29
43739EBS5	7,495,471.91	-	7,495,471.91	7,360,184.77	(135,287.14)	7,360,184.77	5,928,566.53
45071KDD3	1,228,116.77	-	1,228,116.77	1,170,289.65	(57,827.12)	1,170,289.65	747,163.15
45254NJV0	898,086.12	-	898,086.12	888,802.85	(9,283.27)	888,802.85	686,735.70
45254NMB0	1,011,350.40	-	1,011,350.40	990,574.51	(20,775.89)	990,574.51	819,498.77
45254NML8	1,361,465.84	-	1,361,465.84	1,349,261.53	(12,204.31)	1,349,261.53	949,172.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NPA9	$13,078,947.98	$-	$13,078,947.98	$12,864,037.94	$(214,910.04)	$12,864,037.94	$11,036,655.21
45254NPU5	4,557,944.28	-	4,557,944.28	4,491,215.04	(66,729.24)	4,491,215.04	3,435,163.55
45254TRX4	289,648.82	-	289,648.82	268,982.89	(20,665.93)	268,982.89	184,567.75
45254TSM7	3,185,175.16	-	3,185,175.16	3,178,237.32	(6,937.84)	3,178,237.32	1,802,649.77
45660LKW8	22,789,501.37	-	22,789,501.37	22,157,937.38	(631,563.99)	22,157,937.38	14,182,598.88
45660LW96	2,821,627.31	-	2,821,627.31	2,302,696.11	(518,931.20)	2,302,696.11	1,645,942.74
45660LYW3	2,839,935.89	-	2,839,935.89	2,675,191.85	(164,744.04)	2,675,191.85	1,808,335.06
45660N5H4	2,548,236.34	-	2,548,236.34	2,494,498.56	(53,737.78)	2,494,498.56	2,192,321.21
45660NQ24	2,006,313.51	-	2,006,313.51	1,977,589.40	(28,724.11)	1,977,589.40	1,854,995.67
466247XE8	5,663,043.17	-	5,663,043.17	5,468,140.48	(194,902.69)	5,468,140.48	3,478,749.59
46627MBQ9	10,520,931.04	-	10,520,931.04	10,382,860.24	(138,070.80)	10,382,860.24	7,343,157.84
525221AJ6	2,364,660.32	-	2,364,660.32	2,303,545.55	(61,114.77)	2,303,545.55	1,462,798.21
525221CD7	199,143.11	-	199,143.11	140,273.81	(58,869.30)	140,273.81	73,244.54
525221EN3	7,615,159.04	-	7,615,159.04	6,810,706.64	(804,452.40)	6,810,706.64	5,780,485.70
525221GB7	21,306.89	-	21,306.89	19,942.84	(1,364.05)	19,942.84	17,621.17
525221GM3	2,893,816.76	-	2,893,816.76	2,770,940.92	(122,875.84)	2,770,940.92	1,745,499.88
525221HA8	20,311,816.98	-	20,311,816.98	20,218,739.56	(93,077.42)	20,218,739.56	12,212,406.28
52524YAF0	10,165,923.50	-	10,165,923.50	9,936,997.51	(228,925.99)	9,936,997.51	6,413,146.30
55027AAR1	9,939,205.47	-	9,939,205.47	9,460,015.29	(479,190.18)	9,460,015.29	6,284,640.75
55027AAU4	5,014,593.61	-	5,014,593.61	4,727,808.64	(286,784.97)	4,727,808.64	3,669,394.89
55027BAA6	13,695,897.92	-	13,695,897.92	13,402,622.86	(293,275.06)	13,402,622.86	7,785,098.29
55274SAM3	958,260.89	-	958,260.89	936,771.00	(21,489.89)	936,771.00	800,319.19
576433WZ5	2,173,624.29	-	2,173,624.29	1,797,224.58	(376,399.71)	1,797,224.58	2,111,096.68
576438AA3	2,986,331.41	-	2,986,331.41	2,904,333.95	(81,997.46)	2,904,333.95	2,292,462.90
57643LMP8	1,768,401.20	-	1,768,401.20	1,665,768.72	(102,632.48)	1,665,768.72	1,020,858.00
59020UAC9	831,369.52	-	831,369.52	829,854.74	(1,514.78)	829,854.74	760,663.54
59020UNZ4	1,477,073.86	-	1,477,073.86	1,413,229.74	(63,844.12)	1,413,229.74	1,335,154.95
59020UUJ2	3,525,203.43	-	3,525,203.43	3,498,541.17	(26,662.26)	3,498,541.17	3,179,606.06
59020UW43	1,146,354.75	-	1,146,354.75	940,451.86	(205,902.89)	940,451.86	1,063,971.44
59024WAB3	1,377,874.01	-	1,377,874.01	1,249,457.53	(128,416.48)	1,249,457.53	1,355,587.88
617526AE8	308,320.76	-	308,320.76	290,839.48	(17,481.28)	290,839.48	210,114.91
61915RBB1	6,505,525.22	-	6,505,525.22	6,368,210.54	(137,314.68)	6,368,210.54	4,034,515.97
63543XAH2	79,020.00	-	79,020.00	-	(79,020.00)	-	100,000.00
65106FAG7	222,807.35	-	222,807.35	173,737.96	(49,069.39)	173,737.96	644,988.50
65535VRK6	1,595,098.54	-	1,595,098.54	1,461,692.09	(133,406.45)	1,461,692.09	1,128,243.27
65535VUS5	1,967,066.10	-	1,967,066.10	1,625,756.58	(341,309.52)	1,625,756.58	1,842,954.87
68383NCU5	7,569,311.48	-	7,569,311.48	7,458,109.86	(111,201.62)	7,458,109.86	5,530,688.63
68383NDT7	7,580,254.71	-	7,580,254.71	7,537,982.61	(42,272.10)	7,537,982.61	5,517,435.79
69121PDX8	733,994.81	-	733,994.81	714,780.11	(19,214.70)	714,780.11	649,477.08
73316PJD3	24,652.84	-	24,652.84	21,588.24	(3,064.60)	21,588.24	20,920.18
75114HAK3	5,468,316.97	-	5,468,316.97	4,947,087.27	(521,229.70)	4,947,087.27	1,860,199.38
76110GV40	2,855,552.11	-	2,855,552.11	2,848,957.13	(6,594.98)	2,848,957.13	2,680,673.09
76110GZQ7	6,924,079.62	-	6,924,079.62	6,913,692.91	(10,386.71)	6,913,692.91	6,022,270.89
761118KU1	6,185,182.79	-	6,185,182.79	6,149,135.41	(36,047.38)	6,149,135.41	4,149,854.65
79548KXQ6	1,530,147.05	-	1,530,147.05	1,509,276.36	(20,870.69)	1,509,276.36	1,330,711.68
805564RM5	3,783,853.77	-	3,783,853.77	3,390,656.22	(393,197.55)	3,390,656.22	2,589,301.99
81744FDK0	2,178,301.21	-	2,178,301.21	2,151,684.02	(26,617.19)	2,151,684.02	1,761,382.63
8635722A0	233,595.24	-	233,595.24	215,504.87	(18,090.37)	215,504.87	186,216.34
863579DV7	416,883.90	-	416,883.90	285,759.07	(131,124.83)	285,759.07	308,009.45
863579KG2	2,973,646.71	-	2,973,646.71	2,942,098.75	(31,547.96)	2,942,098.75	2,664,997.41
86358RP68	437,220.89	-	437,220.89	422,474.79	(14,746.10)	422,474.79	398,856.58
86359ACC5	531,978.21	-	531,978.21	353,127.15	(178,851.06)	353,127.15	488,282.15
86359ADN0	741,134.04	-	741,134.04	326,463.46	(414,670.58)	326,463.46	682,038.16
86359B7K1	138,037.60	-	138,037.60	126,862.75	(11,174.85)	126,862.75	137,039.83
86359BKB6	916,470.25	-	916,470.25	904,786.02	(11,684.23)	904,786.02	907,098.07
86359DUL9	194,987.88	-	194,987.88	188,934.70	(6,053.18)	188,934.70	143,104.84
86359DUR6	17,332,821.60	-	17,332,821.60	17,133,310.77	(199,510.83)	17,133,310.77	13,000,522.13
86359LRW1	20,040,509.75	-	20,040,509.75	19,854,529.41	(185,980.34)	19,854,529.41	12,605,141.57
86360JAE1	8,289,646.58	-	8,289,646.58	8,220,957.52	(68,689.06)	8,220,957.52	5,360,309.37
86360JAN1	3,353,911.80	-	3,353,911.80	2,834,798.76	(519,113.04)	2,834,798.76	1,837,894.65
86360KAF5	32,116,770.69	-	32,116,770.69	31,735,747.36	(381,023.33)	31,735,747.36	20,359,228.06
86361HAA2	12,017,398.43	-	12,017,398.43	11,901,691.77	(115,706.66)	11,901,691.77	7,914,933.46
86361HAB0	7,654,446.10	-	7,654,446.10	7,553,360.48	(101,085.62)	7,553,360.48	7,548,110.13
86363DAA9	8,704,237.99	-	8,704,237.99	8,584,990.62	(119,247.37)	8,584,990.62	6,725,522.53
88157QAL2	937,251.38	-	937,251.38	703,789.33	(233,462.05)	703,789.33	1,223,464.27
885220FS7	7,123,770.34	-	7,123,770.34	7,030,548.39	(93,221.95)	7,030,548.39	6,510,377.19
92922F5T1	7,370,799.85	-	7,370,799.85	7,282,989.99	(87,809.86)	7,282,989.99	5,963,213.98
92922FB72	1,210,035.69	-	1,210,035.69	1,197,200.58	(12,835.11)	1,197,200.58	882,889.24
92922FJ25	6,254,294.53	-	6,254,294.53	6,189,443.91	(64,850.62)	6,189,443.91	4,867,792.79
92922FZD3	13,171,136.59	-	13,171,136.59	12,466,741.22	(704,395.37)	12,466,741.22	13,117,969.62
92922FZF8	8,267,915.38	-	8,267,915.38	8,244,339.94	(23,575.44)	8,244,339.94	6,853,052.73
92925CBB7	4,280,518.12	-	4,280,518.12	4,227,773.72	(52,744.40)	4,227,773.72	3,348,795.48
92977YAY7	2,465,934.87	-	2,465,934.87	2,167,246.19	(298,688.68)	2,167,246.19	467,915.97
92979DAA3	592,212.28	-	592,212.28	531,258.61	(60,953.67)	531,258.61	449,461.21
9393365V1	1,661,860.00	-	1,661,860.00	1,609,085.32	(52,774.68)	1,609,085.32	1,403,053.51
93934FHC9	8,006,057.92	-	8,006,057.92	7,914,350.10	(91,707.82)	7,914,350.10	5,510,082.35
Totals	$762,320,631.78	$-	$762,320,631.78	$738,510,047.63	$(23,810,584.15)	$738,510,047.63	$546,494,231.96

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$370,000.00	$-	$370,000.00	$355,000.00	$(15,000.00)	$355,000.00	$355,000.00
004375CT6	7,403,325.91	-	7,403,325.91	7,147,252.56	(256,073.35)	7,147,252.56	5,694,371.62
00442GAD2	159,625.51	-	159,625.51	154,480.10	(5,145.41)	154,480.10	160,913.36
00442JAE4	5,413,645.90	-	5,413,645.90	4,927,546.20	(486,099.70)	4,927,546.20	3,887,634.80
007034AQ4	5,320,602.41	-	5,320,602.41	5,232,343.88	(88,258.53)	5,232,343.88	4,278,416.99
007037BK9	238,074.57	-	238,074.57	232,349.28	(5,725.29)	232,349.28	156,567.31
02146QAB9	13,263,679.03	-	13,263,679.03	12,405,812.00	(857,867.03)	12,405,812.00	9,354,207.06
02146YAD8	17,604,278.99	-	17,604,278.99	16,869,197.39	(735,081.60)	16,869,197.39	12,873,145.97
02147CAA1	8,897,979.14	-	8,897,979.14	8,460,893.11	(437,086.03)	8,460,893.11	6,712,922.27
02147DAB7	11,004,615.15	-	11,004,615.15	10,535,593.48	(469,021.67)	10,535,593.48	7,666,098.70
02660TGN7	8,220,080.69	-	8,220,080.69	8,000,792.06	(219,288.63)	8,000,792.06	5,341,882.20
02660TGS6	7,553,437.85	-	7,553,437.85	6,528,085.41	(1,025,352.44)	6,528,085.41	4,919,615.29
02660TJB0	21,940,746.02	-	21,940,746.02	20,981,937.25	(958,808.77)	20,981,937.25	14,187,594.02
02660WAC0	16,364,974.60	-	16,364,974.60	16,003,512.77	(361,461.83)	16,003,512.77	11,231,013.93
02660XAD6	10,753,042.52	-	10,753,042.52	10,499,231.10	(253,811.42)	10,499,231.10	8,340,004.28
026929AA7	8,990,381.35	-	8,990,381.35	8,654,511.98	(335,869.37)	8,654,511.98	8,883,436.91
026929AD1	8,710,369.61	-	8,710,369.61	8,406,222.21	(304,147.40)	8,406,222.21	5,877,597.71
040104QN4	3,493,460.23	-	3,493,460.23	3,266,039.39	(227,420.84)	3,266,039.39	2,749,129.20
040104TF8	88,076.11	-	88,076.11	85,556.47	(2,519.64)	85,556.47	62,760.85
040104TG6	977,591.28	-	977,591.28	950,814.78	(26,776.50)	950,814.78	820,433.37
04012XAC9	253,511.81	-	253,511.81	238,019.03	(15,492.78)	238,019.03	175,845.08
055294AA0	2,975,082.10	-	2,975,082.10	2,897,726.71	(77,355.39)	2,897,726.71	2,397,151.63
05535DAN4	4,426,081.37	-	4,426,081.37	2,957,964.95	(1,468,116.42)	2,957,964.95	2,707,952.24
05535DCF9	8,177,898.68	-	8,177,898.68	7,887,868.43	(290,030.25)	7,887,868.43	4,796,232.12
05946XYP2	965,465.31	-	965,465.31	954,163.65	(11,301.66)	954,163.65	713,045.13
05949ALH1	1,959,762.10	-	1,959,762.10	1,945,434.78	(14,327.32)	1,945,434.78	1,914,105.59
05950DAA8	10,315,389.14	-	10,315,389.14	10,136,225.11	(179,164.03)	10,136,225.11	8,457,262.89
06050HKX5	591,031.77	-	591,031.77	562,401.51	(28,630.26)	562,401.51	291,127.17
073879Z92	9,741,810.63	-	9,741,810.63	9,295,040.70	(446,769.93)	9,295,040.70	4,612,197.71
07389VAA5	1,671,470.58	-	1,671,470.58	1,561,202.75	(110,267.83)	1,561,202.75	1,504,771.87
07400XAB4	2,780,642.45	-	2,780,642.45	2,666,904.78	(113,737.67)	2,666,904.78	1,842,237.26
07401LAA1	13,341,277.48	-	13,341,277.48	12,685,561.38	(655,716.10)	12,685,561.38	9,725,389.47
07401LAQ6	3,052,505.86	-	3,052,505.86	2,941,553.78	(110,952.08)	2,941,553.78	2,412,194.27
07820QAY1	13,083,773.80	-	13,083,773.80	12,632,872.48	(450,901.32)	12,632,872.48	9,775,561.89
07820QBL8	2,720,336.17	-	2,720,336.17	2,618,897.35	(101,438.82)	2,618,897.35	2,018,590.75
1248M3AB9	4,951,130.55	-	4,951,130.55	4,861,326.62	(89,803.93)	4,861,326.62	4,664,240.59
1248MGAJ3	78,372.25	-	78,372.25	72,737.09	(5,635.16)	72,737.09	48,377.62
1248RHAD9	4,780,920.84	-	4,780,920.84	4,175,285.93	(605,634.91)	4,175,285.93	2,877,308.61
12498NAB9	789,064.07	-	789,064.07	766,456.38	(22,607.69)	766,456.38	740,423.81
126670KN7	1,831,846.50	-	1,831,846.50	1,717,010.16	(114,836.34)	1,717,010.16	1,037,118.00
126673WB4	560,083.26	-	560,083.26	544,691.82	(15,391.44)	544,691.82	519,479.47
12667FUL7	189,967.87	-	189,967.87	141,385.58	(48,582.29)	141,385.58	785,597.22
12667GCB7	181,815.58	-	181,815.58	170,887.82	(10,927.76)	170,887.82	135,927.44
12667GR62	8,415,537.52	-	8,415,537.52	8,355,026.41	(60,511.11)	8,355,026.41	7,028,670.89
12667GS20	12,283,980.56	-	12,283,980.56	11,937,876.96	(346,103.60)	11,937,876.96	8,059,668.23
12667GWF6	7,061,095.55	-	7,061,095.55	6,602,223.90	(458,871.65)	6,602,223.90	5,007,656.34
12668A4B8	12,941,158.94	-	12,941,158.94	12,119,014.73	(822,144.21)	12,119,014.73	8,944,515.20
12668ACZ6	3,423,890.67	-	3,423,890.67	3,297,199.39	(126,691.28)	3,297,199.39	2,465,241.99
12668AEV3	10,542,275.05	-	10,542,275.05	10,247,548.39	(294,726.66)	10,247,548.39	8,344,374.16
12668AGW9	2,432,368.04	-	2,432,368.04	2,035,172.05	(397,195.99)	2,035,172.05	2,335,532.17
12668BDC4	4,752,590.84	-	4,752,590.84	4,513,145.41	(239,445.43)	4,513,145.41	3,802,036.56
12668BE33	13,928,835.54	-	13,928,835.54	13,081,072.18	(847,763.36)	13,081,072.18	9,546,383.41
12669B3B6	65,409.70	-	65,409.70	35,269.47	(30,140.23)	35,269.47	48,988.83
12669FVD2	858,107.46	-	858,107.46	804,119.58	(53,987.88)	804,119.58	854,710.58
12669FW82	1,015,805.12	-	1,015,805.12	975,988.96	(39,816.16)	975,988.96	770,763.52
12669GKH3	11,817,843.84	-	11,817,843.84	11,343,160.99	(474,682.85)	11,343,160.99	9,250,248.44
12669GMS7	205,855.54	-	205,855.54	193,668.85	(12,186.69)	193,668.85	175,858.37
12669GRM5	2,635,349.19	-	2,635,349.19	2,451,227.00	(184,122.19)	2,451,227.00	2,127,705.34
12669GRQ6	6,472,125.17	-	6,472,125.17	6,054,262.33	(417,862.84)	6,054,262.33	5,782,563.12
12669GTV3	339,622.83	-	339,622.83	311,854.40	(27,768.43)	311,854.40	242,733.97
12669GUR0	3,316,493.22	-	3,316,493.22	3,189,613.15	(126,880.07)	3,189,613.15	2,328,534.88
14983CAA3	1,274,147.66	-	1,274,147.66	1,196,953.48	(77,194.18)	1,196,953.48	837,139.86
17311YAC7	2,898,818.47	-	2,898,818.47	2,491,417.26	(407,401.21)	2,491,417.26	2,326,545.71
22540VG71	122,879.34	-	122,879.34	122,460.00	(419.34)	122,460.00	121,864.87
225470B93	4,582,217.54	-	4,582,217.54	4,509,934.32	(72,283.22)	4,509,934.32	3,845,680.35
22943HAD8	10,470,446.75	-	10,470,446.75	8,957,363.82	(1,513,082.93)	8,957,363.82	7,387,020.00
23243AAD8	989,370.51	-	989,370.51	955,614.98	(33,755.53)	955,614.98	717,483.87
23245QAA7	2,071,789.83	-	2,071,789.83	1,955,492.72	(116,297.11)	1,955,492.72	1,565,153.34
23321P6A1	2,863,387.53	-	2,863,387.53	2,856,459.02	(6,928.51)	2,856,459.02	2,786,385.86

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23332UFV1	$1,289,366.54	$-	$1,289,366.54	$1,282,023.04	$(7,343.50)	$1,282,023.04	$911,008.17
251508AB3	7,534,519.27	-	7,534,519.27	6,934,953.06	(599,566.21)	6,934,953.06	4,710,530.76
30251YAB4	7,206,825.42	-	7,206,825.42	7,150,532.74	(56,292.68)	7,150,532.74	5,424,394.15
32056CAH2	15,970,892.52	-	15,970,892.52	15,625,008.42	(345,884.10)	15,625,008.42	14,097,475.09
36185NXT2	480,300.23	-	480,300.23	342,093.29	(138,206.94)	342,093.29	360,669.96
36228FC53	1,037,017.12	-	1,037,017.12	982,991.94	(54,025.18)	982,991.94	842,138.90
362341L49	5,106,623.24	-	5,106,623.24	5,021,034.34	(85,588.90)	5,021,034.34	4,412,830.84
362341TM1	2,443,201.11	-	2,443,201.11	2,374,066.43	(69,134.68)	2,374,066.43	2,292,997.45
362480AD7	11,678,000.76	-	11,678,000.76	11,207,319.96	(470,680.80)	11,207,319.96	7,858,713.01
39538RAB5	9,839,578.13	-	9,839,578.13	9,740,017.04	(99,561.09)	9,740,017.04	6,825,326.72
39538RBB4	11,118,644.03	-	11,118,644.03	10,867,077.20	(251,566.83)	10,867,077.20	8,084,521.46
39538WFH6	9,253,858.85	-	9,253,858.85	9,008,051.77	(245,807.08)	9,008,051.77	6,507,935.92
39538WHF8	25,147,502.44	-	25,147,502.44	24,863,316.46	(284,185.98)	24,863,316.46	18,158,716.82
39539GAA0	4,142,380.99	-	4,142,380.99	3,858,924.02	(283,456.97)	3,858,924.02	3,093,463.70
41161PFR9	1,089,162.17	-	1,089,162.17	1,062,736.29	(26,425.88)	1,062,736.29	964,707.20
41161PHU0	6,805,621.64	-	6,805,621.64	6,566,125.81	(239,495.83)	6,566,125.81	5,535,257.34
41161PKH5	465,705.71	-	465,705.71	447,126.11	(18,579.60)	447,126.11	331,165.28
41161PL43	15,904,690.31	-	15,904,690.31	15,427,639.04	(477,051.27)	15,427,639.04	12,519,861.74
41161PLR2	11,217,125.58	-	11,217,125.58	10,366,730.27	(850,395.31)	10,366,730.27	8,096,014.35
41161PMG5	14,212,262.03	-	14,212,262.03	13,086,899.71	(1,125,362.32)	13,086,899.71	9,903,452.27
41161PQU0	11,206,801.04	-	11,206,801.04	11,083,259.53	(123,541.51)	11,083,259.53	8,829,517.26
41161PSK0	4,155,867.99	-	4,155,867.99	4,140,078.71	(15,789.28)	4,140,078.71	3,311,704.79
41161PTN3	1,861,916.34	-	1,861,916.34	1,835,975.71	(25,940.63)	1,835,975.71	1,380,582.71
41161PWB5	5,844,745.44	-	5,844,745.44	5,799,323.66	(45,421.78)	5,799,323.66	4,123,200.14
41161PXH1	677,816.57	-	677,816.57	669,094.72	(8,721.85)	669,094.72	477,286.09
41162DAF6	8,994,069.64	-	8,994,069.64	7,961,170.02	(1,032,899.62)	7,961,170.02	7,118,547.39
41164LAB5	12,621,800.45	-	12,621,800.45	11,230,967.78	(1,390,832.67)	11,230,967.78	8,387,551.76
41164YAB7	10,726,262.52	-	10,726,262.52	10,475,360.99	(250,901.53)	10,475,360.99	7,668,382.14
43739EBJ5	8,350,734.18	-	8,350,734.18	7,950,384.41	(400,349.77)	7,950,384.41	6,251,970.02
43739EBS5	8,105,864.82	-	8,105,864.82	7,658,917.19	(446,947.63)	7,658,917.19	6,751,074.64
45254NHV2	247,136.73	-	247,136.73	233,455.99	(13,680.74)	233,455.99	209,178.13
45254NJG3	1,142,062.94	-	1,142,062.94	1,122,485.65	(19,577.29)	1,122,485.65	956,740.55
45254NKF3	4,447,562.20	-	4,447,562.20	4,407,084.59	(40,477.61)	4,407,084.59	4,349,125.98
45254NML8	1,023,637.01	-	1,023,637.01	1,023,042.60	(594.41)	1,023,042.60	798,028.88
45254NPA9	13,599,192.07	-	13,599,192.07	13,231,174.95	(368,017.12)	13,231,174.95	11,211,853.18
45254NPU5	4,802,222.03	-	4,802,222.03	4,628,886.89	(173,335.14)	4,628,886.89	3,490,188.34
45254TRX4	297,840.06	-	297,840.06	293,087.16	(4,752.90)	293,087.16	207,069.94
45254TSM7	3,295,634.70	-	3,295,634.70	3,266,883.53	(28,751.17)	3,266,883.53	2,097,577.20
45257EAA2	3,879,055.62	-	3,879,055.62	3,664,344.06	(214,711.56)	3,664,344.06	3,535,358.63
45660LW96	3,085,309.15	-	3,085,309.15	2,903,399.55	(181,909.60)	2,903,399.55	1,872,549.76
45660LY94	485,927.29	-	485,927.29	307,876.96	(178,050.33)	307,876.96	183,383.48
45660LYW3	3,582,993.37	-	3,582,993.37	2,965,244.32	(617,749.05)	2,965,244.32	2,142,003.90
45660N3S2	4,168,246.96	-	4,168,246.96	4,148,358.98	(19,887.98)	4,148,358.98	3,817,083.54
45660NQ24	853,542.41	-	853,542.41	802,184.25	(51,358.16)	802,184.25	791,950.38
456612AC4	14,752,889.16	-	14,752,889.16	13,658,056.92	(1,094,832.24)	13,658,056.92	9,476,622.32
45661LAG3	4,918,903.42	-	4,918,903.42	4,767,495.48	(151,407.94)	4,767,495.48	4,036,455.12
45667WAA6	3,657,646.56	-	3,657,646.56	3,407,235.80	(250,410.76)	3,407,235.80	3,135,273.61
466247BC6	140,463.09	-	140,463.09	139,336.41	(1,126.68)	139,336.41	137,500.62
525221AJ6	2,423,202.18	-	2,423,202.18	2,408,596.80	(14,605.38)	2,408,596.80	1,681,253.43
525221EN3	10,347,206.55	-	10,347,206.55	8,058,470.44	(2,288,736.11)	8,058,470.44	6,566,646.65
525221GM3	3,131,481.61	-	3,131,481.61	2,964,863.90	(166,617.71)	2,964,863.90	1,891,920.84
52524YAF0	10,705,885.46	-	10,705,885.46	10,608,844.00	(97,041.46)	10,608,844.00	7,272,729.33
550279AA1	4,183,735.11	-	4,183,735.11	4,132,667.48	(51,067.63)	4,132,667.48	3,211,786.83
55027AAR1	10,402,608.17	-	10,402,608.17	10,175,024.99	(227,583.18)	10,175,024.99	7,001,283.12
55027AAU4	5,421,668.41	-	5,421,668.41	5,198,866.80	(222,801.61)	5,198,866.80	3,379,511.88
55027BAA6	14,422,565.14	-	14,422,565.14	14,012,496.58	(410,068.56)	14,012,496.58	9,444,008.61
576433G42	7,620,937.36	-	7,620,937.36	7,346,531.01	(274,406.35)	7,346,531.01	5,368,399.14
576433H33	3,914,653.00	-	3,914,653.00	3,779,758.84	(134,894.16)	3,779,758.84	3,725,126.07
576438AA3	3,170,157.17	-	3,170,157.17	3,154,671.70	(15,485.47)	3,154,671.70	2,688,395.08
57643LMP8	1,818,151.86	-	1,818,151.86	1,734,492.66	(83,659.20)	1,734,492.66	1,093,308.00
617463AA2	18,190.33	-	18,190.33	17,901.18	(289.15)	17,901.18	14,579.46
61750FAE0	669,494.38	-	669,494.38	629,661.33	(39,833.05)	629,661.33	571,359.46
617526AE8	314,327.91	-	314,327.91	300,966.95	(13,360.96)	300,966.95	228,521.15
63543XAH2	106,600.00	-	106,600.00	79,020.00	(27,580.00)	79,020.00	100,000.00
64352VNY3	2,963,790.95	-	2,963,790.95	2,721,526.68	(242,264.27)	2,721,526.68	1,402,020.00
65535VRK6	1,114,388.91	-	1,114,388.91	1,072,060.59	(42,328.32)	1,072,060.59	1,055,783.60
65535VUS5	2,153,982.46	-	2,153,982.46	1,841,133.77	(312,848.69)	1,841,133.77	1,904,936.36
66987XBV6	18,653.88	-	18,653.88	18,052.56	(601.32)	18,052.56	13,570.85
74922AAA5	13,943,565.17	-	13,943,565.17	13,688,265.61	(255,299.56)	13,688,265.61	8,514,255.33
75114GAC3	18,526,178.13	-	18,526,178.13	18,199,499.83	(326,678.30)	18,199,499.83	12,887,711.47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114HAD9	$17,431,974.80	$-	$17,431,974.80	$16,987,120.85	$(444,853.95)	$16,987,120.85	$13,037,178.33
75114NAA2	8,422,001.05	-	8,422,001.05	8,389,607.15	(32,393.90)	8,389,607.15	6,867,667.02
75114NAB0	3,022,759.65	-	3,022,759.65	3,017,026.02	(5,733.63)	3,017,026.02	2,735,828.82
75970NAG2	1,672,850.85	-	1,672,850.85	1,580,319.99	(92,530.86)	1,580,319.99	1,316,403.38
759950EL8	4,369,242.19	-	4,369,242.19	4,171,673.19	(197,569.00)	4,171,673.19	4,268,234.94
760985U33	619,524.33	-	619,524.33	508,808.67	(110,715.66)	508,808.67	301,850.44
76110GE23	5,194,269.38	-	5,194,269.38	5,130,427.40	(63,841.98)	5,130,427.40	4,358,588.14
76110GTL5	932,001.08	-	932,001.08	762,733.61	(169,267.47)	762,733.61	850,961.76
76110GV40	3,116,460.84	-	3,116,460.84	2,955,452.79	(161,008.05)	2,955,452.79	2,784,815.56
76110GVT5	2,221,320.41	-	2,221,320.41	2,053,290.88	(168,029.53)	2,053,290.88	2,154,244.36
76110GWG2	1,628,169.23	-	1,628,169.23	1,497,239.37	(130,929.86)	1,497,239.37	1,525,109.56
76110GZQ7	7,320,464.50	-	7,320,464.50	7,260,673.39	(59,791.11)	7,260,673.39	6,305,260.05
76110GZR5	2,460,530.70	-	2,460,530.70	2,020,311.93	(440,218.77)	2,020,311.93	2,082,824.91
761118NN4	8,970,194.40	-	8,970,194.40	8,854,040.82	(116,153.58)	8,854,040.82	6,065,811.19
761118RJ9	388,592.06	-	388,592.06	367,492.35	(21,099.71)	367,492.35	229,312.93
761118RM2	18,435,535.65	-	18,435,535.65	17,706,883.39	(728,652.26)	17,706,883.39	12,966,353.51
79549ASN0	188,855.67	-	188,855.67	96,628.07	(92,227.60)	96,628.07	156,004.99
80557BAC8	7,073,934.57	-	7,073,934.57	6,658,521.05	(415,413.52)	6,658,521.05	5,994,708.50
81378EAA1	2,835,965.73	-	2,835,965.73	2,729,570.58	(106,395.15)	2,729,570.58	1,991,329.48
81379EAA0	393,146.04	-	393,146.04	382,391.58	(10,754.46)	382,391.58	347,864.03
83613GAA7	2,424,305.21	-	2,424,305.21	2,289,435.53	(134,869.68)	2,289,435.53	1,882,122.00
84752CAE7	1,577,215.87	-	1,577,215.87	1,521,215.46	(56,000.41)	1,521,215.46	751,364.85
8635722A0	246,838.88	-	246,838.88	235,041.39	(11,797.49)	235,041.39	214,420.07
863579DV7	471,733.98	-	471,733.98	468,843.11	(2,890.87)	468,843.11	367,893.29
863579KG2	3,245,100.31	-	3,245,100.31	3,099,874.57	(145,225.74)	3,099,874.57	2,990,920.99
863579YR3	6,981,204.72	-	6,981,204.72	6,615,297.71	(365,907.01)	6,615,297.71	6,138,939.08
86358HHX0	1,001,108.45	-	1,001,108.45	987,386.44	(13,722.01)	987,386.44	807,677.73
86358RA23	4,524,533.79	-	4,524,533.79	4,465,507.90	(59,025.89)	4,465,507.90	3,907,151.38
86358RL88	226,189.24	-	226,189.24	58,057.55	(168,131.69)	58,057.55	122,236.18
86358RP68	593,608.65	-	593,608.65	591,449.14	(2,159.51)	591,449.14	579,356.43
86358RUQ8	88,513.41	-	88,513.41	25,607.70	(62,905.71)	25,607.70	88,499.05
86359ACC5	754,969.66	-	754,969.66	541,626.76	(213,342.90)	541,626.76	511,408.43
86359BKB6	972,851.53	-	972,851.53	923,717.36	(49,134.17)	923,717.36	980,064.82
86359BLB5	1,252,854.82	-	1,252,854.82	1,239,560.72	(13,294.10)	1,239,560.72	1,222,569.46
86359DUR6	19,298,016.21	-	19,298,016.21	17,954,125.14	(1,343,891.07)	17,954,125.14	14,380,687.56
86359LRW1	21,245,312.20	-	21,245,312.20	20,534,345.47	(710,966.73)	20,534,345.47	15,097,985.41
86359LSM2	1,399,891.35	-	1,399,891.35	1,327,165.09	(72,726.26)	1,327,165.09	1,037,905.37
86360JAA9	11,391,844.75	-	11,391,844.75	10,989,386.04	(402,458.71)	10,989,386.04	6,815,506.29
86360JAE1	8,836,521.87	-	8,836,521.87	8,442,723.34	(393,798.53)	8,442,723.34	5,991,741.22
86360KAF5	34,500,571.37	-	34,500,571.37	32,904,063.84	(1,596,507.53)	32,904,063.84	22,382,347.38
86360UAF3	4,237,400.71	-	4,237,400.71	3,887,982.50	(349,418.21)	3,887,982.50	2,779,752.52
86361HAA2	13,013,081.24	-	13,013,081.24	12,328,462.58	(684,618.66)	12,328,462.58	9,078,783.67
86361HAB0	8,510,636.17	-	8,510,636.17	7,911,868.46	(598,767.71)	7,911,868.46	8,426,051.80
86363DAA9	9,969,991.34	-	9,969,991.34	9,039,799.82	(930,191.52)	9,039,799.82	6,772,652.20
872227AE3	1,910,011.85	-	1,910,011.85	1,844,666.33	(65,345.52)	1,844,666.33	1,429,459.84
88157QAL2	698,223.45	-	698,223.45	630,409.67	(67,813.78)	630,409.67	1,177,582.12
929227QB5	232,806.19	-	232,806.19	223,929.84	(8,876.35)	223,929.84	204,572.07
92922F4M7	4,472,237.35	-	4,472,237.35	4,424,884.76	(47,352.59)	4,424,884.76	3,637,374.21
92922F5T1	7,625,591.08	-	7,625,591.08	7,532,936.26	(92,654.82)	7,532,936.26	6,520,405.82
92922F7Q5	9,591,622.46	-	9,591,622.46	9,395,996.92	(195,625.54)	9,395,996.92	7,443,451.12
92922FTJ7	1,317,040.29	-	1,317,040.29	1,288,359.22	(28,681.07)	1,288,359.22	1,142,701.99
92922FWU8	3,843,712.21	-	3,843,712.21	3,739,680.49	(104,031.72)	3,739,680.49	3,352,423.20
92925CBB7	4,414,949.29	-	4,414,949.29	4,365,574.43	(49,374.86)	4,365,574.43	3,480,246.65
92926SAE6	2,379,476.79	-	2,379,476.79	2,155,902.71	(223,574.08)	2,155,902.71	2,123,918.65
92977YAY7	2,965,308.91	-	2,965,308.91	2,448,469.16	(516,839.75)	2,448,469.16	546,787.98
939336X65	1,741,456.57	-	1,741,456.57	1,734,753.31	(6,703.26)	1,734,753.31	1,423,713.09
93934FHC9	8,460,192.37	-	8,460,192.37	8,261,569.02	(198,623.35)	8,261,569.02	5,823,343.48
93934FJQ6	15,137,829.51	-	15,137,829.51	14,738,335.29	(399,494.22)	14,738,335.29	10,723,494.10
94985JAG5	18,250,633.52	-	18,250,633.52	17,383,308.71	(867,324.81)	17,383,308.71	18,341,034.90
Totals	$1,130,732,656.14	$-	$1,130,732,656.14	$1,078,535,670.23	$(52,196,985.91)	$1,078,535,670.23	$839,143,290.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$589,264.55	$-	$589,264.55	$370,000.00	$(219,264.55)	$370,000.00	$370,000.00
00442JAE4	4,710,238.75	-	4,710,238.75	4,591,638.85	(118,599.90)	4,591,638.85	4,358,285.50
00443MAB2	107,340.11	-	107,340.11	44,124.83	(63,215.28)	44,124.83	102,421.70
007034AQ4	5,744,388.21	-	5,744,388.21	5,575,615.32	(168,772.89)	5,575,615.32	4,579,731.18
007037BK9	465,256.29	-	465,256.29	455,228.08	(10,028.21)	455,228.08	286,020.38
02146QAB9	13,969,583.20	-	13,969,583.20	13,546,263.46	(423,319.74)	13,546,263.46	9,685,224.76
02146YAD8	19,095,808.55	-	19,095,808.55	18,491,705.71	(604,102.84)	18,491,705.71	13,815,077.28
02147CAA1	9,299,089.46	-	9,299,089.46	9,131,294.02	(167,795.44)	9,131,294.02	7,305,515.71
02147DAB7	11,404,066.20	-	11,404,066.20	11,369,792.68	(34,273.52)	11,369,792.68	7,999,314.91
02147DAV3	241,249.93	-	241,249.93	238,256.54	(2,993.39)	238,256.54	199,677.64
02660TBF9	595,863.06	-	595,863.06	330,916.80	(264,946.26)	330,916.80	1,822,967.12
02660TGN7	8,456,484.74	-	8,456,484.74	8,384,613.41	(71,871.33)	8,384,613.41	5,817,181.56
02660TJB0	23,152,239.57	-	23,152,239.57	22,442,810.38	(709,429.19)	22,442,810.38	15,237,145.62
040104QN4	3,890,541.86	-	3,890,541.86	3,668,981.66	(221,560.20)	3,668,981.66	3,003,086.41
040104RV5	2,469,257.30	-	2,469,257.30	2,257,355.17	(211,902.13)	2,257,355.17	2,267,884.85
040104TF8	100,649.39	-	100,649.39	91,964.11	(8,685.28)	91,964.11	76,041.11
040104TG6	1,104,833.64	-	1,104,833.64	1,019,703.02	(85,130.62)	1,019,703.02	991,534.77
04012XAC9	264,724.37	-	264,724.37	258,174.29	(6,550.08)	258,174.29	220,523.01
05946XYP2	1,026,184.98	-	1,026,184.98	1,008,137.20	(18,047.78)	1,008,137.20	734,911.14
06050HKX5	623,869.62	-	623,869.62	596,011.52	(27,858.10)	596,011.52	300,516.70
06652DAA7	6,424,514.04	-	6,424,514.04	6,312,530.55	(111,983.49)	6,312,530.55	4,993,003.57
07386HSP7	5,557,088.46	-	5,557,088.46	5,425,826.64	(131,261.82)	5,425,826.64	4,079,941.14
073879Z92	10,172,212.75	-	10,172,212.75	9,405,259.64	(766,953.11)	9,405,259.64	4,439,959.88
07400XAB4	2,944,475.07	-	2,944,475.07	2,788,229.78	(156,245.29)	2,788,229.78	1,996,542.09
07401LAA1	14,001,795.67	-	14,001,795.67	13,574,890.71	(426,904.96)	13,574,890.71	10,381,739.73
07401LAQ6	3,257,015.04	-	3,257,015.04	3,158,276.26	(98,738.78)	3,158,276.26	2,519,662.32
07820QAY1	13,662,239.67	-	13,662,239.67	13,484,688.23	(177,551.44)	13,484,688.23	10,195,113.55
124860CB1	148,669.82	-	148,669.82	143,459.50	(5,210.32)	143,459.50	124,770.44
1248MGAJ3	99,253.04	-	99,253.04	80,199.54	(19,053.50)	80,199.54	90,039.92
12498NAB9	890,567.71	-	890,567.71	832,500.69	(58,067.02)	832,500.69	852,007.46
126670KN7	1,828,008.00	-	1,828,008.00	1,817,051.16	(10,956.84)	1,817,051.16	1,213,236.00
12667GR62	9,241,938.15	-	9,241,938.15	8,737,452.47	(504,485.68)	8,737,452.47	7,663,689.77
12667GRW5	424,692.87	-	424,692.87	400,404.54	(24,288.33)	400,404.54	350,910.91
12667GS20	12,869,652.72	-	12,869,652.72	12,677,552.86	(192,099.86)	12,677,552.86	8,533,662.30
12667GWF6	7,442,163.97	-	7,442,163.97	7,289,790.65	(152,373.32)	7,289,790.65	5,204,045.91
12668A3Q6	8,092,108.87	-	8,092,108.87	7,399,367.09	(692,741.78)	7,399,367.09	4,556,737.42
12668A4B8	14,330,751.54	-	14,330,751.54	13,633,956.43	(696,795.11)	13,633,956.43	10,065,595.58
12668ACZ6	3,581,158.60	-	3,581,158.60	3,510,183.17	(70,975.43)	3,510,183.17	2,463,470.40
12668AEV3	11,134,871.86	-	11,134,871.86	10,779,411.63	(355,460.23)	10,779,411.63	8,434,689.81
12668AGW9	264,810.23	-	264,810.23	251,757.65	(13,052.58)	251,757.65	195,768.44
12668AVP7	6,836,111.07	-	6,836,111.07	6,507,240.39	(328,870.68)	6,507,240.39	4,999,884.03
12668BB77	22,294,484.46	-	22,294,484.46	21,191,222.90	(1,103,261.56)	21,191,222.90	17,162,616.50
12668BDC4	4,905,143.40	-	4,905,143.40	4,847,413.62	(57,729.78)	4,847,413.62	4,057,423.69
12668BE33	14,231,458.83	-	14,231,458.83	14,226,030.94	(5,427.89)	14,226,030.94	10,337,333.12
126694N46	318,261.79	-	318,261.79	302,062.88	(16,198.91)	302,062.88	223,220.43
126694YM4	3,024,822.87	-	3,024,822.87	2,838,508.63	(186,314.24)	2,838,508.63	2,251,075.13
12669FW82	1,040,834.11	-	1,040,834.11	1,034,923.79	(5,910.32)	1,034,923.79	674,342.64
12669GKH3	12,108,184.91	-	12,108,184.91	12,052,219.02	(55,965.89)	12,052,219.02	10,051,057.69
12669GMS7	229,995.60	-	229,995.60	213,867.62	(16,127.98)	213,867.62	179,517.12
12669GTV3	366,063.26	-	366,063.26	361,031.76	(5,031.50)	361,031.76	268,628.38
12669GUR0	3,459,992.03	-	3,459,992.03	3,430,694.44	(29,297.59)	3,430,694.44	2,465,216.68
152314MJ6	1,339,409.85	-	1,339,409.85	1,224,692.73	(114,717.12)	1,224,692.73	1,187,215.36
172939AB6	10,187.44	-	10,187.44	7,626.42	(2,561.02)	7,626.42	9,659.23
22943HAD8	11,301,065.00	-	11,301,065.00	10,539,636.45	(761,428.55)	10,539,636.45	7,572,075.00
23242TAB2	3,135,355.37	-	3,135,355.37	2,834,797.20	(300,558.17)	2,834,797.20	2,844,347.15
23243AAD8	1,053,437.78	-	1,053,437.78	1,024,227.89	(29,209.89)	1,024,227.89	755,911.63
23245QAA7	2,167,522.27	-	2,167,522.27	2,110,320.01	(57,202.26)	2,110,320.01	1,664,856.22
23332UAR5	8,321,635.47	-	8,321,635.47	8,259,216.82	(62,418.65)	8,259,216.82	6,824,519.40
23332UAS3	95,237.17	-	95,237.17	87,835.28	(7,401.89)	87,835.28	99,417.38
23332UBV5	5,364,682.19	-	5,364,682.19	5,319,810.41	(44,871.78)	5,319,810.41	3,885,660.43
23332UBW3	205,837.23	-	205,837.23	194,753.01	(11,084.22)	194,753.01	193,229.95
23332UDU5	18,530,850.60	-	18,530,850.60	18,295,392.40	(235,458.20)	18,295,392.40	12,847,439.68
251508AB3	7,886,794.96	-	7,886,794.96	7,853,452.30	(33,342.66)	7,853,452.30	5,243,323.95
251510EH2	29,271,090.55	-	29,271,090.55	29,156,187.86	(114,902.69)	29,156,187.86	28,575,495.79
251510FB4	4,353,161.88	-	4,353,161.88	4,322,367.38	(30,794.50)	4,322,367.38	3,614,213.05
251510NC3	12,037,926.40	-	12,037,926.40	11,830,296.16	(207,630.24)	11,830,296.16	4,058,844.82
32113JAA3	652,415.48	-	652,415.48	631,834.69	(20,580.79)	631,834.69	458,747.41
36298XAB8	20,912,320.60	-	20,912,320.60	20,392,850.48	(519,470.12)	20,392,850.48	20,818,002.95
39538RAB5	10,077,417.59	-	10,077,417.59	9,966,990.98	(110,426.61)	9,966,990.98	7,013,397.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
39538RBB4	$11,624,399.05	$-	$11,624,399.05	$11,244,009.67	$(380,389.38)	$11,244,009.67	$8,373,948.18
39538WFH6	9,786,332.77	-	9,786,332.77	9,398,523.77	(387,809.00)	9,398,523.77	6,641,100.36
39538WHF8	26,346,268.95	-	26,346,268.95	25,365,678.60	(980,590.35)	25,365,678.60	19,090,452.87
39539GAA0	4,445,526.26	-	4,445,526.26	4,265,434.30	(180,091.96)	4,265,434.30	3,373,549.63
40430HBJ6	2,092.00	-	2,092.00	547.43	(1,544.57)	547.43	2,374.38
41161PHC0	6,988,120.14	-	6,988,120.14	6,987,832.35	(287.79)	6,987,832.35	5,977,628.80
41161PHU0	6,954,769.74	-	6,954,769.74	6,928,264.20	(26,505.54)	6,928,264.20	5,852,295.66
41161PL43	17,262,240.50	-	17,262,240.50	16,479,455.42	(782,785.08)	16,479,455.42	13,247,528.30
41161PMG5	14,501,616.74	-	14,501,616.74	14,480,869.67	(20,747.07)	14,480,869.67	10,843,536.30
41161PQU0	11,745,812.76	-	11,745,812.76	11,425,500.98	(320,311.78)	11,425,500.98	9,321,170.97
41161PTN3	1,953,112.70	-	1,953,112.70	1,900,781.42	(52,331.28)	1,900,781.42	1,498,229.08
41161PWB5	6,171,180.55	-	6,171,180.55	5,958,151.99	(213,028.56)	5,958,151.99	4,487,320.60
41161PXH1	698,628.16	-	698,628.16	696,041.87	(2,586.29)	696,041.87	513,578.10
41162DAF6	9,355,131.20	-	9,355,131.20	9,283,308.59	(71,822.61)	9,283,308.59	7,322,078.83
41164LAB5	13,057,462.44	-	13,057,462.44	12,958,126.46	(99,335.98)	12,958,126.46	9,202,510.60
41164YAB7	11,016,022.42	-	11,016,022.42	10,930,434.33	(85,588.09)	10,930,434.33	7,930,491.60
43739EAP2	17,851,761.66	-	17,851,761.66	17,261,257.96	(590,503.70)	17,261,257.96	14,809,109.55
45254NHV2	285,324.23	-	285,324.23	254,001.98	(31,322.25)	254,001.98	219,107.68
45254NJG3	1,173,132.25	-	1,173,132.25	1,168,231.39	(4,900.86)	1,168,231.39	976,895.85
45254NKF3	4,584,071.58	-	4,584,071.58	4,572,566.46	(11,505.12)	4,572,566.46	4,435,278.03
45254NKX4	5,589,579.43	-	5,589,579.43	5,323,416.56	(266,162.87)	5,323,416.56	4,413,186.16
45254NMB0	1,079,859.80	-	1,079,859.80	1,060,867.26	(18,992.54)	1,060,867.26	975,349.02
45254NNP8	11,991,237.76	-	11,991,237.76	11,561,972.08	(429,265.68)	11,561,972.08	8,596,589.87
45254NPA9	13,922,074.80	-	13,922,074.80	13,831,744.89	(90,329.91)	13,831,744.89	11,508,051.01
45254NPU5	4,920,186.83	-	4,920,186.83	4,892,838.11	(27,348.72)	4,892,838.11	3,592,541.58
45254TRX4	307,714.39	-	307,714.39	302,793.09	(4,921.30)	302,793.09	224,239.78
45254TSM7	3,485,160.64	-	3,485,160.64	3,365,767.96	(119,392.68)	3,365,767.96	2,368,775.82
45660LKW8	23,500,330.55	-	23,500,330.55	23,457,394.18	(42,936.37)	23,457,394.18	16,946,705.27
45660LW96	3,188,739.98	-	3,188,739.98	3,167,553.69	(21,186.29)	3,167,553.69	2,008,996.89
45660N3S2	4,686,399.88	-	4,686,399.88	4,659,784.99	(26,614.89)	4,659,784.99	4,427,591.12
45660NS30	1,290,339.16	-	1,290,339.16	1,277,361.61	(12,977.55)	1,277,361.61	988,812.55
456612AC4	15,042,353.71	-	15,042,353.71	14,818,974.78	(223,378.93)	14,818,974.78	10,400,450.35
45667WAA6	3,069,479.51	-	3,069,479.51	3,062,662.92	(6,816.59)	3,062,662.92	2,761,372.48
46627MCS4	6,340,775.64	-	6,340,775.64	6,160,725.55	(180,050.09)	6,160,725.55	5,541,127.70
525221CD7	185,229.78	-	185,229.78	180,661.01	(4,568.77)	180,661.01	26,503.00
525221EN3	11,462,368.81	-	11,462,368.81	10,860,051.52	(602,317.29)	10,860,051.52	7,326,416.44
550279AA1	4,367,826.86	-	4,367,826.86	4,314,531.93	(53,294.93)	4,314,531.93	3,515,439.50
55027AAU4	5,543,452.77	-	5,543,452.77	5,520,686.30	(22,766.47)	5,520,686.30	3,402,820.15
55027BAA6	48,831.32	-	48,831.32	48,511.76	(319.56)	48,511.76	32,715.29
576433E44	120,059.39	-	120,059.39	94,910.72	(25,148.67)	94,910.72	61,270.24
576433H33	3,896,952.23	-	3,896,952.23	3,680,166.16	(216,786.07)	3,680,166.16	3,807,533.53
576433RU2	1,597,338.00	-	1,597,338.00	1,569,649.11	(27,688.89)	1,569,649.11	1,144,800.00
576433SE7	1,551,096.00	-	1,551,096.00	1,447,701.42	(103,394.58)	1,447,701.42	865,180.00
576433YN0	1,163,479.97	-	1,163,479.97	1,152,853.52	(10,626.45)	1,152,853.52	808,353.27
576438AA3	3,209,357.95	-	3,209,357.95	3,200,667.18	(8,690.77)	3,200,667.18	2,878,466.05
57643LMP8	1,965,723.00	-	1,965,723.00	1,783,011.54	(182,711.46)	1,783,011.54	1,339,842.00
59020UQ40	1,063,563.18	-	1,063,563.18	1,032,423.17	(31,140.01)	1,032,423.17	867,899.64
59020UQ57	3,353,720.00	-	3,353,720.00	3,228,910.72	(124,809.28)	3,228,910.72	1,648,808.00
617463AA2	37,690.90	-	37,690.90	18,533.08	(19,157.82)	18,533.08	16,164.87
61750FAE0	698,158.75	-	698,158.75	661,931.44	(36,227.31)	661,931.44	631,736.61
617526AE8	316,386.07	-	316,386.07	307,351.88	(9,034.19)	307,351.88	284,354.06
61913PAA0	11,861,939.34	-	11,861,939.34	11,822,612.33	(39,327.01)	11,822,612.33	10,884,079.39
65535VRK6	630,330.10	-	630,330.10	612,332.91	(17,997.19)	612,332.91	596,472.32
65535VUS5	2,071,573.08	-	2,071,573.08	1,978,385.06	(93,188.02)	1,978,385.06	1,945,131.37
68383NCA9	22,031,572.87	-	22,031,572.87	21,626,068.73	(405,504.14)	21,626,068.73	16,461,150.17
68383NCD3	2,849,829.00	-	2,849,829.00	2,774,887.20	(74,941.80)	2,774,887.20	2,212,749.00
68383NCU5	8,267,552.26	-	8,267,552.26	7,994,840.81	(272,711.45)	7,994,840.81	6,364,415.96
68383NDT7	8,030,564.95	-	8,030,564.95	7,994,189.90	(36,375.05)	7,994,189.90	4,752,065.89
68400XAY6	141,048.56	-	141,048.56	138,640.06	(2,408.50)	138,640.06	115,827.33
74922MAB7	9,380,033.34	-	9,380,033.34	9,093,054.21	(286,979.13)	9,093,054.21	6,450,401.08
74922MAC5	1,231,505.34	-	1,231,505.34	1,195,511.69	(35,993.65)	1,195,511.69	890,221.13
75114GAC3	19,526,531.48	-	19,526,531.48	19,000,440.48	(526,091.00)	19,000,440.48	12,961,241.65
75114HAD9	18,413,725.00	-	18,413,725.00	18,074,722.94	(339,002.06)	18,074,722.94	12,041,468.43
75114NAA2	9,234,696.08	-	9,234,696.08	8,968,477.42	(266,218.66)	8,968,477.42	7,380,035.09
75114NAB0	3,321,540.25	-	3,321,540.25	3,223,849.24	(97,691.01)	3,223,849.24	2,941,939.37
76110GUG4	1,736,618.13	-	1,736,618.13	1,675,102.89	(61,515.24)	1,675,102.89	1,358,606.99
76110GV40	3,213,701.21	-	3,213,701.21	3,205,742.15	(7,959.06)	3,205,742.15	2,857,699.66
76110GZR5	2,519,125.78	-	2,519,125.78	2,505,685.90	(13,439.88)	2,505,685.90	2,338,107.19
761118NN4	9,616,233.11	-	9,616,233.11	9,212,465.59	(403,767.52)	9,212,465.59	6,681,967.45
761118RJ9	423,258.56	-	423,258.56	406,328.16	(16,930.40)	406,328.16	261,230.49
761118RM2	19,565,066.00	-	19,565,066.00	19,011,802.61	(553,263.39)	19,011,802.61	13,212,157.50
761118WP9	11,843,541.36	-	11,843,541.36	11,505,430.18	(338,111.18)	11,505,430.18	8,165,585.15
79549ASN0	243,550.34	-	243,550.34	200,363.11	(43,187.23)	200,363.11	168,206.90
81378EAA1	3,325,082.01	-	3,325,082.01	3,030,042.82	(295,039.19)	3,030,042.82	2,880,970.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
81379EAA0	$445,843.20	$-	$445,843.20	$409,125.62	$(36,717.58)	$409,125.62	$430,709.52
84752CAE7	1,633,787.58	-	1,633,787.58	1,535,515.37	(98,272.21)	1,535,515.37	791,931.67
863579KG2	3,460,787.26	-	3,460,787.26	3,339,320.77	(121,466.49)	3,339,320.77	3,182,371.09
863579YR3	7,440,056.27	-	7,440,056.27	7,217,490.27	(222,566.00)	7,217,490.27	6,686,531.36
86358R3Q8	1,205,956.26	-	1,205,956.26	1,200,264.50	(5,691.76)	1,200,264.50	982,167.28
86358RM46	129,912.67	-	129,912.67	103,247.22	(26,665.45)	103,247.22	122,123.77
86358RUQ8	105,006.50	-	105,006.50	89,035.08	(15,971.42)	89,035.08	91,206.95
86359DDB0	1,765,617.79	-	1,765,617.79	1,696,568.33	(69,049.46)	1,696,568.33	1,166,875.20
86359LRC5	17,540.37	-	17,540.37	13,236.91	(4,303.46)	13,236.91	31,935.87
86359LRW1	22,756,103.11	-	22,756,103.11	21,797,764.20	(958,338.91)	21,797,764.20	16,701,576.04
86359LSM2	1,490,375.66	-	1,490,375.66	1,440,589.88	(49,785.78)	1,440,589.88	1,099,477.16
86360JAA9	11,920,034.77	-	11,920,034.77	11,840,252.44	(79,782.33)	11,840,252.44	7,239,970.92
86360KAF5	36,222,587.38	-	36,222,587.38	35,336,677.60	(885,909.78)	35,336,677.60	24,333,653.21
86360UAF3	4,442,388.60	-	4,442,388.60	4,343,127.77	(99,260.83)	4,343,127.77	3,047,124.69
86361HAA2	13,825,102.94	-	13,825,102.94	13,371,516.87	(453,586.07)	13,371,516.87	9,456,897.06
86363DAA9	10,299,552.90	-	10,299,552.90	10,255,608.56	(43,944.34)	10,255,608.56	7,463,825.12
872227AE3	2,014,117.80	-	2,014,117.80	1,965,394.21	(48,723.59)	1,965,394.21	1,538,096.28
92922F4M7	4,539,232.27	-	4,539,232.27	4,536,178.47	(3,053.80)	4,536,178.47	3,916,451.50
92922F5T1	7,724,800.87	-	7,724,800.87	7,704,580.05	(20,220.82)	7,704,580.05	6,650,764.95
92922F7Q5	9,859,684.75	-	9,859,684.75	9,783,806.88	(75,877.87)	9,783,806.88	8,097,662.24
92925CBB7	4,506,802.70	-	4,506,802.70	4,491,511.62	(15,291.08)	4,491,511.62	3,758,867.25
92926SAE6	824,848.92	-	824,848.92	774,661.89	(50,187.03)	774,661.89	757,579.02
9393365V1	1,769,138.97	-	1,769,138.97	1,739,381.10	(29,757.87)	1,739,381.10	1,427,128.46
93934FHC9	9,128,097.42	-	9,128,097.42	8,741,946.24	(386,151.18)	8,741,946.24	6,516,986.72
93934FJQ6	16,690,260.80	-	16,690,260.80	15,636,115.76	(1,054,145.04)	15,636,115.76	11,880,107.18
Totals	$1,097,705,351.09	$-	$1,097,705,351.09	$1,068,852,203.67	$(28,853,147.42)	$1,068,852,203.67	$816,688,348.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$14,448,993.31	$-	$14,448,993.31	$14,244,814.08	$(204,179.23)	$14,244,814.08	$9,484,475.75
02146TAQ0	18,412,140.00	-	18,412,140.00	18,352,529.00	(59,611.00)	18,352,529.00	18,130,624.75
02146YAD8	20,261,686.16	-	20,261,686.16	19,945,112.54	(316,573.62)	19,945,112.54	14,832,305.08
02147CAA1	10,097,939.94	-	10,097,939.94	9,416,554.84	(681,385.10)	9,416,554.84	7,787,184.64
02660TGN7	8,754,096.98	-	8,754,096.98	8,677,030.04	(77,066.94)	8,677,030.04	5,975,830.40
02660TJB0	23,776,128.29	-	23,776,128.29	23,755,283.44	(20,844.85)	23,755,283.44	15,304,554.36
02660XAD6	12,180,682.71	-	12,180,682.71	11,336,494.86	(844,187.85)	11,336,494.86	9,031,451.90
026929AA7	10,718,076.04	-	10,718,076.04	9,444,878.09	(1,273,197.95)	9,444,878.09	8,315,716.26
026929AD1	9,368,612.93	-	9,368,612.93	9,096,004.65	(272,608.28)	9,096,004.65	6,162,007.37
040104RV5	2,603,098.37	-	2,603,098.37	2,502,489.46	(100,608.91)	2,502,489.46	2,420,836.71
040104TF8	103,869.89	-	103,869.89	103,530.66	(339.23)	103,530.66	79,424.84
040104TG6	1,230,052.26	-	1,230,052.26	1,147,807.90	(82,244.36)	1,147,807.90	1,035,943.88
05539TAU9	251,719.71	-	251,719.71	160,891.91	(90,827.80)	160,891.91	283,300.23
05946XYP2	1,097,222.97	-	1,097,222.97	1,070,289.22	(26,933.75)	1,070,289.22	756,518.81
06652DAA7	6,637,266.97	-	6,637,266.97	6,598,398.37	(38,868.60)	6,598,398.37	5,163,033.88
07386HKS9	416,870.54	-	416,870.54	416,558.95	(311.59)	416,558.95	317,169.75
07386HSP7	5,738,444.67	-	5,738,444.67	5,724,320.80	(14,123.87)	5,724,320.80	4,032,007.24
073879Z92	10,551,946.88	-	10,551,946.88	9,928,106.95	(623,839.93)	9,928,106.95	4,548,895.82
07400XAB4	3,124,249.62	-	3,124,249.62	3,030,931.87	(93,317.75)	3,030,931.87	1,925,943.77
07401LAQ6	3,440,780.83	-	3,440,780.83	3,364,232.01	(76,548.82)	3,364,232.01	2,622,042.19
07820QAY1	7,515,259.03	-	7,515,259.03	7,242,054.27	(273,204.76)	7,242,054.27	5,905,538.13
124860CB1	165,879.86	-	165,879.86	150,674.31	(15,205.55)	150,674.31	123,580.50
12667FUL7	351,690.14	-	351,690.14	211,278.91	(140,411.23)	211,278.91	277,419.77
12667GR62	9,664,947.15	-	9,664,947.15	9,333,922.73	(331,024.42)	9,333,922.73	7,956,062.54
12667GRW5	475,053.45	-	475,053.45	447,078.16	(27,975.29)	447,078.16	369,841.59
12667GS20	13,599,477.60	-	13,599,477.60	13,366,988.50	(232,489.10)	13,366,988.50	8,814,648.76
12667GWF6	7,724,004.83	-	7,724,004.83	7,641,072.51	(82,932.32)	7,641,072.51	5,543,592.60
12668A3Q6	8,585,686.65	-	8,585,686.65	8,381,126.10	(204,560.55)	8,381,126.10	4,753,133.96
12668ACG8	3,839,090.67	-	3,839,090.67	3,750,962.58	(88,128.09)	3,750,962.58	3,747,020.72
12668ACY9	853,860.86	-	853,860.86	770,724.66	(83,136.20)	770,724.66	769,495.18
12668ACZ6	3,710,927.19	-	3,710,927.19	3,637,326.57	(73,600.62)	3,637,326.57	2,464,871.08
12668AEV3	11,793,702.19	-	11,793,702.19	11,375,450.32	(418,251.87)	11,375,450.32	8,396,961.45
12668AGW9	284,909.58	-	284,909.58	276,712.30	(8,197.28)	276,712.30	204,738.25
12668BB77	23,953,380.01	-	23,953,380.01	22,945,237.36	(1,008,142.65)	22,945,237.36	16,350,813.99
12668BDC4	4,967,571.96	-	4,967,571.96	4,951,287.85	(16,284.11)	4,951,287.85	4,017,603.57
12668BE33	15,003,452.29	-	15,003,452.29	14,569,207.83	(434,244.46)	14,569,207.83	9,407,501.88
126694YM4	3,124,425.58	-	3,124,425.58	3,122,304.07	(2,121.51)	3,122,304.07	2,115,448.84
12669GKH3	12,504,442.60	-	12,504,442.60	12,431,945.06	(72,497.54)	12,431,945.06	10,383,416.89
12669GMS7	233,972.43	-	233,972.43	232,261.87	(1,710.56)	232,261.87	179,977.45
14983CAA3	1,463,566.31	-	1,463,566.31	1,332,515.31	(131,051.00)	1,332,515.31	932,463.77
22541SCC0	826,706.05	-	826,706.05	687,210.24	(139,495.81)	687,210.24	589,088.12
22541SXR4	1,581,580.13	-	1,581,580.13	1,542,209.87	(39,370.26)	1,542,209.87	591,680.57
22943HAD8	11,521,669.00	-	11,521,669.00	11,363,834.60	(157,834.40)	11,363,834.60	7,458,495.00
23242TAB2	3,218,904.38	-	3,218,904.38	3,186,203.34	(32,701.04)	3,186,203.34	3,010,086.96
23243AAD8	1,088,087.88	-	1,088,087.88	1,073,143.44	(14,944.44)	1,073,143.44	726,643.99
23245QAA7	2,236,632.77	-	2,236,632.77	2,193,538.17	(43,094.60)	2,193,538.17	1,526,290.38
23332UAS3	105,300.42	-	105,300.42	102,688.24	(2,612.18)	102,688.24	84,880.39
23332UBV5	5,550,856.24	-	5,550,856.24	5,526,622.70	(24,233.54)	5,526,622.70	3,922,868.40
23332UBW3	246,060.64	-	246,060.64	229,762.16	(16,298.48)	229,762.16	215,576.48
23332UDU5	19,008,385.73	-	19,008,385.73	18,993,000.02	(15,385.71)	18,993,000.02	13,049,034.53
251510NC3	13,060,630.74	-	13,060,630.74	12,053,318.60	(1,007,312.14)	12,053,318.60	3,795,618.41
28140XAE9	60,000.00	-	60,000.00	44,000.00	(16,000.00)	44,000.00	494,488.00
32056CAH2	16,313,358.17	-	16,313,358.17	16,179,762.26	(133,595.91)	16,179,762.26	15,652,469.50
32113JAA3	669,046.59	-	669,046.59	664,840.15	(4,206.44)	664,840.15	463,752.03
36185NXT2	607,806.99	-	607,806.99	579,066.33	(28,740.66)	579,066.33	434,463.62
362341VU0	21,726,452.50	-	21,726,452.50	21,601,162.75	(125,289.75)	21,601,162.75	21,462,550.00
39538RAB5	10,420,093.52	-	10,420,093.52	10,335,053.07	(85,040.45)	10,335,053.07	7,185,141.36
39538RBB4	11,875,207.42	-	11,875,207.42	11,812,145.61	(63,061.81)	11,812,145.61	7,889,543.62
39539GAA0	4,723,502.08	-	4,723,502.08	4,602,605.08	(120,897.00)	4,602,605.08	3,522,368.91
41161PFR9	1,182,169.39	-	1,182,169.39	1,162,212.39	(19,957.00)	1,162,212.39	938,229.25
41161PHC0	7,220,890.30	-	7,220,890.30	7,180,582.16	(40,308.14)	7,180,582.16	6,114,127.23
41161PL43	18,021,510.71	-	18,021,510.71	17,725,530.16	(295,980.55)	17,725,530.16	13,839,434.02
41161PMG5	14,764,069.42	-	14,764,069.42	14,747,417.39	(16,652.03)	14,747,417.39	10,825,471.99
41161PQU0	12,487,307.26	-	12,487,307.26	12,064,330.64	(422,976.62)	12,064,330.64	9,024,146.97
41161PTN3	2,018,723.39	-	2,018,723.39	2,006,348.71	(12,374.68)	2,006,348.71	1,514,261.67
41161PWB5	6,713,071.88	-	6,713,071.88	6,355,988.18	(357,083.70)	6,355,988.18	4,628,490.16
41164YAB7	11,299,500.90	-	11,299,500.90	11,281,563.16	(17,937.74)	11,281,563.16	7,506,090.71
43739EAP2	18,256,115.36	-	18,256,115.36	18,160,418.60	(95,696.76)	18,160,418.60	14,565,045.06
43739EBS5	8,374,390.32	-	8,374,390.32	8,355,032.83	(19,357.49)	8,355,032.83	7,301,246.74
45254NHV2	300,691.29	-	300,691.29	290,898.98	(9,792.31)	290,898.98	221,590.91

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKF3	$4,732,249.11	$-	$4,732,249.11	$4,724,414.59	$(7,834.52)	$4,724,414.59	$4,212,911.91
45254NKX4	6,035,894.45	-	6,035,894.45	5,793,499.74	(242,394.71)	5,793,499.74	4,586,894.75
45254NMB0	1,116,324.90	-	1,116,324.90	1,114,967.03	(1,357.87)	1,114,967.03	1,046,767.51
45254NNP8	12,305,621.92	-	12,305,621.92	12,287,880.20	(17,741.72)	12,287,880.20	8,793,161.95
45254NPA9	14,353,564.21	-	14,353,564.21	14,276,967.39	(76,596.82)	14,276,967.39	11,803,031.55
45254NPU5	5,082,621.43	-	5,082,621.43	5,046,699.14	(35,922.29)	5,046,699.14	3,681,845.08
45254TRX4	315,244.71	-	315,244.71	311,797.97	(3,446.74)	311,797.97	212,649.49
45660LCN7	4,861,948.71	-	4,861,948.71	4,672,646.45	(189,302.26)	4,672,646.45	4,269,563.44
45660LW96	3,345,312.09	-	3,345,312.09	3,333,349.55	(11,962.54)	3,333,349.55	2,049,580.49
45660N2Y0	1,460,518.34	-	1,460,518.34	1,439,285.52	(21,232.82)	1,439,285.52	1,213,689.11
45660N5H4	5,238,250.73	-	5,238,250.73	5,092,181.63	(146,069.10)	5,092,181.63	4,490,552.83
456612AC4	16,177,827.43	-	16,177,827.43	15,757,798.99	(420,028.44)	15,757,798.99	9,972,143.38
45661EAA2	298,980.75	-	298,980.75	263,718.82	(35,261.93)	263,718.82	289,471.39
45667WAA6	4,079,440.73	-	4,079,440.73	4,036,144.37	(43,296.36)	4,036,144.37	3,653,628.08
46627MBQ9	11,584,542.77	-	11,584,542.77	11,442,464.64	(142,078.13)	11,442,464.64	8,550,691.57
46627MCS4	6,841,795.66	-	6,841,795.66	6,674,348.47	(167,447.19)	6,674,348.47	5,665,832.01
525221CD7	208,394.77	-	208,394.77	204,814.80	(3,579.97)	204,814.80	25,158.25
525221EN3	12,151,234.09	-	12,151,234.09	11,933,903.95	(217,330.14)	11,933,903.95	8,037,249.54
550279AA1	4,517,204.18	-	4,517,204.18	4,486,967.25	(30,236.93)	4,486,967.25	3,526,976.99
55027AAU4	5,682,311.67	-	5,682,311.67	5,666,582.61	(15,729.06)	5,666,582.61	3,413,905.12
576433FP6	221,639.77	-	221,639.77	200,504.82	(21,134.95)	200,504.82	196,682.93
576433H33	365,848.12	-	365,848.12	361,400.85	(4,447.27)	361,400.85	263,194.74
576433YN0	1,172,399.01	-	1,172,399.01	1,167,359.81	(5,039.20)	1,167,359.81	799,347.14
576438AA3	3,476,898.70	-	3,476,898.70	3,453,570.46	(23,328.24)	3,453,570.46	3,085,054.98
57643LMP8	2,008,496.40	-	2,008,496.40	1,954,400.49	(54,095.91)	1,954,400.49	1,320,453.00
576444AA1	29.53	-	29.53	23.29	(6.24)	23.29	-
59020UQ40	1,128,590.38	-	1,128,590.38	1,103,360.50	(25,229.88)	1,103,360.50	891,563.44
59020UQ57	3,416,568.40	-	3,416,568.40	3,352,825.48	(63,742.92)	3,352,825.48	1,625,444.00
61750FAE0	698,202.75	-	698,202.75	696,309.51	(1,893.24)	696,309.51	630,519.84
617526AE8	331,183.78	-	331,183.78	312,563.99	(18,619.79)	312,563.99	253,447.48
63543XAH2	130,000.00	-	130,000.00	106,600.00	(23,400.00)	106,600.00	100,000.00
65535VRK6	2,053,386.84	-	2,053,386.84	1,808,029.73	(245,357.11)	1,808,029.73	1,798,044.91
68383NBZ5	4,995,248.40	-	4,995,248.40	4,861,967.52	(133,280.88)	4,861,967.52	4,510,670.83
68383NCA9	23,216,567.84	-	23,216,567.84	22,949,842.55	(266,725.29)	22,949,842.55	16,952,836.53
68383NCU5	8,727,049.17	-	8,727,049.17	8,684,094.28	(42,954.89)	8,684,094.28	6,553,022.59
74922MAB7	9,976,829.50	-	9,976,829.50	9,957,553.79	(19,275.71)	9,957,553.79	6,690,689.74
74922MAC5	1,313,967.96	-	1,313,967.96	1,306,444.63	(7,523.33)	1,306,444.63	923,358.99
75114GAC3	20,855,558.93	-	20,855,558.93	20,459,344.05	(396,214.88)	20,459,344.05	13,690,749.84
75114HAD9	19,345,364.47	-	19,345,364.47	19,101,437.62	(243,926.85)	19,101,437.62	12,468,155.89
75114NAA2	9,810,292.02	-	9,810,292.02	9,660,736.07	(149,555.95)	9,660,736.07	7,607,762.42
75114NAB0	3,500,902.86	-	3,500,902.86	3,472,980.33	(27,922.53)	3,472,980.33	2,681,154.37
76110GUG4	1,860,028.29	-	1,860,028.29	1,836,973.30	(23,054.99)	1,836,973.30	1,424,734.61
76110GV40	3,298,671.74	-	3,298,671.74	3,291,701.66	(6,970.08)	3,291,701.66	2,925,633.99
76110GWG2	1,763,554.67	-	1,763,554.67	1,738,271.52	(25,283.15)	1,738,271.52	1,425,890.71
76110GZR5	2,626,903.39	-	2,626,903.39	2,604,544.59	(22,358.80)	2,604,544.59	2,507,946.62
761118KU1	7,123,239.54	-	7,123,239.54	6,731,093.59	(392,145.95)	6,731,093.59	4,636,155.48
761118NN4	272,375.22	-	272,375.22	272,228.16	(147.06)	272,228.16	193,133.69
761118RJ9	447,331.77	-	447,331.77	441,894.15	(5,437.62)	441,894.15	300,341.18
761118RM2	20,318,308.98	-	20,318,308.98	20,202,359.80	(115,949.18)	20,202,359.80	14,089,398.71
761118WP9	12,343,002.48	-	12,343,002.48	12,258,008.40	(84,994.08)	12,258,008.40	8,624,730.74
81379EAA0	441,321.15	-	441,321.15	441,271.71	(49.44)	441,271.71	430,672.17
81744FDK0	2,207,402.93	-	2,207,402.93	2,205,145.50	(2,257.43)	2,205,145.50	1,994,487.78
84752CAE7	1,786,191.78	-	1,786,191.78	1,602,574.26	(183,617.52)	1,602,574.26	775,817.97
863579KG2	3,468,240.06	-	3,468,240.06	3,465,239.64	(3,000.42)	3,465,239.64	3,069,608.24
863579YR3	7,892,555.21	-	7,892,555.21	7,741,323.02	(151,232.19)	7,741,323.02	6,707,709.18
86358RE86	2,220.72	-	2,220.72	1,166.98	(1,053.74)	1,166.98	1,248.02
86358RUQ8	137,580.83	-	137,580.83	106,656.56	(30,924.27)	106,656.56	90,568.86
86359LRC5	25,768.65	-	25,768.65	22,657.86	(3,110.79)	22,657.86	11,959.36
86359LRW1	23,619,297.53	-	23,619,297.53	23,421,584.54	(197,712.99)	23,421,584.54	15,152,873.28
86359LSM2	1,558,522.48	-	1,558,522.48	1,544,925.28	(13,597.20)	1,544,925.28	1,140,219.10
86360JAA9	12,329,779.22	-	12,329,779.22	12,182,977.98	(146,801.24)	12,182,977.98	7,383,034.84
86360KAF5	37,622,122.42	-	37,622,122.42	37,324,048.63	(298,073.79)	37,324,048.63	24,987,868.09
86360UAF3	4,619,353.19	-	4,619,353.19	4,534,579.85	(84,773.34)	4,534,579.85	3,054,747.35
86361HAB0	1,243,558.61	-	1,243,558.61	1,174,373.67	(69,184.94)	1,174,373.67	1,161,305.98
872227AE3	2,093,657.77	-	2,093,657.77	2,075,233.45	(18,424.32)	2,075,233.45	1,504,829.86
88157QAL2	631,469.94	-	631,469.94	602,525.35	(28,944.59)	602,525.35	1,861,011.77
92922F4M7	4,676,773.53	-	4,676,773.53	4,672,260.84	(4,512.69)	4,672,260.84	3,944,984.82
92925CBB7	4,648,166.24	-	4,648,166.24	4,633,690.94	(14,475.30)	4,633,690.94	3,728,752.89
92926SAE6	2,476,608.90	-	2,476,608.90	2,380,788.05	(95,820.85)	2,380,788.05	2,357,899.14
9393365V1	1,665,245.48	-	1,665,245.48	1,659,798.15	(5,447.33)	1,659,798.15	1,317,493.28
939336X65	216,711.94	-	216,711.94	216,554.26	(157.68)	216,554.26	190,082.01
93934FHC9	9,474,150.60	-	9,474,150.60	9,300,269.87	(173,880.73)	9,300,269.87	6,421,681.71
93934FJQ6	17,379,180.03	-	17,379,180.03	16,974,609.65	(404,570.38)	16,974,609.65	11,708,978.95
94983YAQ2	4,291,700.42	-	4,291,700.42	4,233,445.48	(58,254.94)	4,233,445.48	4,159,640.76
94985JAG5	18,539,304.19	-	18,539,304.19	18,097,976.50	(441,327.69)	18,097,976.50	17,595,764.20
Totals	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$315,577.41	$-	$315,577.41	$159,175.94	$(156,401.47)	$159,175.94	$228,692.72
021455AB6	217,922.65	-	217,922.65	171,751.47	(46,171.18)	171,751.47	170,440.77
02146QAB9	15,315,148.69	-	15,315,148.69	14,692,679.05	(622,469.64)	14,692,679.05	9,256,180.84
02146YAD8	21,923,476.60	-	21,923,476.60	20,642,177.10	(1,281,299.50)	20,642,177.10	14,758,081.54
02660WAC0	18,118,365.81	-	18,118,365.81	17,825,056.07	(293,309.74)	17,825,056.07	11,582,896.26
02660XAD6	13,521,492.89	-	13,521,492.89	12,557,598.88	(963,894.01)	12,557,598.88	8,975,927.75
05946XYP2	1,135,040.17	-	1,135,040.17	1,124,034.08	(11,006.09)	1,124,034.08	737,774.51
05948JAA0	370,856.12	-	370,856.12	347,733.91	(23,122.21)	347,733.91	301,269.06
05950DAA8	11,258,446.73	-	11,258,446.73	11,029,698.64	(228,748.09)	11,029,698.64	9,759,921.40
06652DAA7	6,940,157.67	-	6,940,157.67	6,813,727.06	(126,430.61)	6,813,727.06	4,627,820.56
07384M4M1	4,031,948.12	-	4,031,948.12	4,023,103.22	(8,844.90)	4,023,103.22	3,982,434.25
07401LAQ6	3,803,505.80	-	3,803,505.80	3,558,486.75	(245,019.05)	3,558,486.75	2,603,896.54
07820QAY1	14,869,432.69	-	14,869,432.69	14,726,798.37	(142,634.32)	14,726,798.37	11,209,675.01
078446AB7	123,800.00	-	123,800.00	106,000.00	(17,800.00)	106,000.00	106,000.00
12667GCB7	206,610.54	-	206,610.54	198,880.54	(7,730.00)	198,880.54	151,324.74
12667GME0	16,487,323.12	-	16,487,323.12	15,961,905.24	(525,417.88)	15,961,905.24	10,694,700.14
12667GR62	10,404,772.50	-	10,404,772.50	9,837,281.25	(567,491.25)	9,837,281.25	7,913,784.95
12667GRW5	539,562.43	-	539,562.43	496,294.98	(43,267.45)	496,294.98	371,758.24
12667GWF6	8,264,162.73	-	8,264,162.73	7,800,347.76	(463,814.97)	7,800,347.76	5,201,353.71
12668ACG8	4,308,051.40	-	4,308,051.40	3,887,776.89	(420,274.51)	3,887,776.89	3,840,170.55
12668AEV3	12,239,368.11	-	12,239,368.11	12,078,961.61	(160,406.50)	12,078,961.61	7,974,606.21
12668AGW9	3,103,267.46	-	3,103,267.46	2,668,946.20	(434,321.26)	2,668,946.20	2,737,185.05
12668BB77	24,696,080.82	-	24,696,080.82	24,696,080.83	0.01	24,696,080.83	16,158,549.89
12669EH33	210,848.74	-	210,848.74	207,664.23	(3,184.51)	207,664.23	220,823.32
12669FKR3	277,129.34	-	277,129.34	270,766.57	(6,362.77)	270,766.57	316,871.38
12669FW82	1,121,578.12	-	1,121,578.12	1,092,542.53	(29,035.59)	1,092,542.53	725,473.49
12669FXR9	490,839.77	-	490,839.77	459,205.84	(31,633.93)	459,205.84	404,276.42
12669GKH3	12,787,611.38	-	12,787,611.38	12,586,116.25	(201,495.13)	12,586,116.25	10,031,422.26
12669GMS7	251,913.89	-	251,913.89	243,913.35	(8,000.54)	243,913.35	176,788.34
12669GRM5	2,939,270.40	-	2,939,270.40	2,842,771.24	(96,499.16)	2,842,771.24	1,936,810.71
12669GRQ6	7,668,435.17	-	7,668,435.17	7,389,352.71	(279,082.46)	7,389,352.71	5,611,698.50
12669GTV3	391,067.66	-	391,067.66	383,623.63	(7,444.03)	383,623.63	273,968.29
12669GUR0	3,668,651.13	-	3,668,651.13	3,563,519.83	(105,131.30)	3,563,519.83	2,522,515.63
17307G3D8	2,831.79	-	2,831.79	-	(2,831.79)	-	533,586.22
22540V3F7	555,689.29	-	555,689.29	555,689.51	0.22	555,689.51	818,652.39
22540VFZ0	1,516,521.88	-	1,516,521.88	1,464,064.20	(52,457.68)	1,464,064.20	1,450,010.10
22540VG71	154,198.76	-	154,198.76	153,223.28	(975.48)	153,223.28	149,451.18
22541NUB3	1,083,777.04	-	1,083,777.04	1,083,778.44	1.40	1,083,778.44	1,840,135.63
22943HAD8	11,732,570.00	-	11,732,570.00	11,579,553.70	(153,016.30)	11,579,553.70	7,155,180.00
23243AAD8	1,153,405.61	-	1,153,405.61	1,113,903.78	(39,501.83)	1,113,903.78	749,791.47
23245QAA7	2,375,389.07	-	2,375,389.07	2,259,511.63	(115,877.44)	2,259,511.63	1,456,976.36
23332UAR5	8,638,571.19	-	8,638,571.19	8,609,425.68	(29,145.51)	8,609,425.68	6,697,119.18
23332UAS3	112,435.95	-	112,435.95	107,912.99	(4,522.96)	107,912.99	84,845.64
23332UBW3	286,891.33	-	286,891.33	264,732.79	(22,158.54)	264,732.79	222,224.69
251508AB3	8,655,837.10	-	8,655,837.10	8,565,363.51	(90,473.59)	8,565,363.51	5,178,372.00
251510FB4	6,185,608.42	-	6,185,608.42	5,789,092.45	(396,515.97)	5,789,092.45	5,127,079.77
26441EAC5	198,750.00	-	198,750.00	188,500.00	(10,250.00)	188,500.00	137,500.00
35952Z007	4,307,614.21	-	4,307,614.21	4,307,614.20	(0.01)	4,307,614.20	2,775,156.72
35952Z023	4,494,729.04	-	4,494,729.04	4,494,729.06	0.02	4,494,729.06	2,904,482.03
35952Z031	1,455,346.38	-	1,455,346.38	1,455,346.38	-	1,455,346.38	901,984.50
35952Z056	1,067,384.58	-	1,067,384.58	1,067,384.57	(0.01)	1,067,384.57	605,749.50
35952Z064	3,438,088.79	-	3,438,088.79	3,438,088.78	(0.01)	3,438,088.78	1,923,484.50
35952ZA14	587,470.62	-	587,470.62	587,470.60	(0.02)	587,470.60	304,870.08
35952ZA22	223,281.52	-	223,281.52	223,281.53	0.01	223,281.53	117,992.78
36228F5R3	1,619,436.88	-	1,619,436.88	1,572,476.07	(46,960.81)	1,572,476.07	1,371,519.65
362341VU0	21,771,450.00	-	21,771,450.00	21,710,755.00	(60,695.00)	21,710,755.00	21,415,549.75
39538RAB5	10,694,253.20	-	10,694,253.20	10,679,952.60	(14,300.60)	10,679,952.60	7,266,124.20
39538RBB4	12,307,900.80	-	12,307,900.80	12,182,868.11	(125,032.69)	12,182,868.11	7,754,503.45
39538WHF8	29,262,766.18	-	29,262,766.18	27,411,495.65	(1,851,270.53)	27,411,495.65	19,864,672.06
39539GAA0	4,911,882.26	-	4,911,882.26	4,833,348.42	(78,533.84)	4,833,348.42	3,464,247.50
41161PA86	1,701,828.45	-	1,701,828.45	1,490,786.97	(211,041.48)	1,490,786.97	1,629,532.89
41161PHC0	7,493,920.50	-	7,493,920.50	7,389,844.26	(104,076.24)	7,389,844.26	6,175,852.78
41161PHU0	7,220,810.42	-	7,220,810.42	7,137,267.24	(83,543.18)	7,137,267.24	5,910,800.55
41161PKH5	562,454.98	-	562,454.98	541,505.18	(20,949.80)	541,505.18	370,018.19
41161PL43	19,129,744.68	-	19,129,744.68	18,426,719.98	(703,024.70)	18,426,719.98	13,224,900.44
41161PLR2	12,391,086.67	-	12,391,086.67	11,998,519.49	(392,567.18)	11,998,519.49	8,450,271.26
41161PMG5	15,199,514.54	-	15,199,514.54	14,982,039.32	(217,475.22)	14,982,039.32	10,383,699.50
41161PQU0	13,000,530.43	-	13,000,530.43	12,696,117.28	(304,413.15)	12,696,117.28	8,751,337.13
41161PTN3	2,124,055.82	-	2,124,055.82	2,081,083.69	(42,972.13)	2,081,083.69	1,505,550.45
41161PTP8	553,076.04	-	553,076.04	456,920.13	(96,155.91)	456,920.13	453,781.11
41161PWB5	7,065,569.62	-	7,065,569.62	6,885,660.55	(179,909.07)	6,885,660.55	4,510,555.76
41161PXH1	742,271.49	-	742,271.49	742,271.73	0.24	742,271.73	494,617.80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41164YAB7	$11,746,139.88	$-	$11,746,139.88	$11,565,082.50	$(181,057.38)	$11,565,082.50	$7,332,391.43
43739EAP2	18,849,512.45	-	18,849,512.45	18,784,944.99	(64,567.46)	18,784,944.99	14,536,729.90
43739EBJ5	8,949,624.81	-	8,949,624.81	8,821,659.97	(127,964.84)	8,821,659.97	7,213,477.28
43739EBS5	8,756,562.94	-	8,756,562.94	8,517,869.96	(238,692.98)	8,517,869.96	7,336,631.20
45254NJV0	960,700.04	-	960,700.04	960,700.42	0.38	960,700.42	756,983.83
45254NJX6	46,746.73	-	46,746.73	46,746.72	(0.01)	46,746.72	52,745.72
45254NKA4	224,041.93	-	224,041.93	224,041.80	(0.13)	224,041.80	332,456.94
45254NKD8	(1.32)	-	(1.32)	-	1.32	-	-
45254NKF3	5,018,653.69	-	5,018,653.69	4,908,081.05	(110,572.64)	4,908,081.05	4,300,014.50
45254NKX4	6,124,868.68	-	6,124,868.68	6,124,866.22	(2.46)	6,124,866.22	4,720,907.43
45254NMB0	1,163,166.27	-	1,163,166.27	1,161,406.97	(1,759.30)	1,161,406.97	1,068,987.98
45254NPA9	15,036,711.89	-	15,036,711.89	14,719,089.65	(317,622.24)	14,719,089.65	11,892,639.43
45254NPU5	5,258,384.35	-	5,258,384.35	5,198,365.97	(60,018.38)	5,198,365.97	3,758,246.63
45254TRX4	342,613.23	-	342,613.23	316,284.73	(26,328.50)	316,284.73	208,761.84
45254TSM7	4,225,866.17	-	4,225,866.17	3,663,996.17	(561,870.00)	3,663,996.17	2,423,868.49
45660LCN7	5,239,350.62	-	5,239,350.62	5,001,581.94	(237,768.68)	5,001,581.94	3,716,561.91
45660LW96	3,563,424.88	-	3,563,424.88	3,483,454.21	(79,970.67)	3,483,454.21	1,888,667.16
45660LYW3	4,004,451.09	-	4,004,451.09	3,891,019.56	(113,431.53)	3,891,019.56	2,574,399.43
45660N2J3	4,467,285.84	-	4,467,285.84	4,293,555.15	(173,730.69)	4,293,555.15	3,881,904.68
45660N2Y0	948,804.49	-	948,804.49	882,014.06	(66,790.43)	882,014.06	779,188.25
45660N5H4	5,532,813.22	-	5,532,813.22	5,316,557.23	(216,255.99)	5,316,557.23	4,369,019.25
45660NT88	37,194.86	-	37,194.86	37,194.85	(0.01)	37,194.85	30,242.64
45660NT96	2,189,864.31	-	2,189,864.31	2,189,863.24	(1.07)	2,189,863.24	2,284,044.24
45660NZY4	684,972.49	-	684,972.49	544,029.09	(140,943.40)	544,029.09	521,157.79
456612AC4	16,797,506.75	-	16,797,506.75	16,597,595.79	(199,910.96)	16,597,595.79	9,831,944.46
45667WAA6	4,524,224.47	-	4,524,224.47	4,303,109.97	(221,114.50)	4,303,109.97	3,689,400.20
466247UG6	2,482,668.34	-	2,482,668.34	2,390,848.33	(91,820.01)	2,390,848.33	2,331,608.44
466247XE8	6,371,997.72	-	6,371,997.72	6,069,584.73	(302,412.99)	6,069,584.73	4,586,230.71
46627MBQ9	12,050,725.65	-	12,050,725.65	12,032,071.53	(18,654.12)	12,032,071.53	8,788,610.44
46627MCS4	7,327,618.22	-	7,327,618.22	7,150,856.75	(176,761.47)	7,150,856.75	5,708,510.90
525221EN3	10,588,146.60	-	10,588,146.60	10,588,146.58	(0.02)	10,588,146.58	5,298,470.74
52524VAG4	13,212,894.86	-	13,212,894.86	13,089,620.17	(123,274.69)	13,089,620.17	9,184,301.55
52524YAF0	11,991,764.08	-	11,991,764.08	11,641,423.12	(350,340.96)	11,641,423.12	7,760,208.49
550279AA1	4,717,438.29	-	4,717,438.29	4,675,300.57	(42,137.72)	4,675,300.57	3,273,871.94
576433G42	8,850,528.14	-	8,850,528.14	8,129,032.12	(721,496.02)	8,129,032.12	5,594,205.80
576433H33	4,886,747.63	-	4,886,747.63	4,348,051.54	(538,696.09)	4,348,051.54	4,136,601.25
576433YN0	1,214,309.95	-	1,214,309.95	1,197,293.79	(17,016.16)	1,197,293.79	798,990.36
5899292N7	1,415,763.00	-	1,415,763.00	1,349,644.34	(66,118.66)	1,349,644.34	1,414,867.73
589929N38	1,629,558.07	-	1,629,558.07	1,594,775.54	(34,782.53)	1,594,775.54	1,610,979.53
589929X29	5,127,014.56	-	5,127,014.56	4,818,404.16	(308,610.40)	4,818,404.16	4,315,822.14
59020UQ40	1,167,867.51	-	1,167,867.51	1,155,779.25	(12,088.26)	1,155,779.25	893,776.27
59020UUJ2	4,123,214.32	-	4,123,214.32	4,076,568.14	(46,646.18)	4,076,568.14	3,933,855.78
65538DAA3	2,179,558.44	-	2,179,558.44	2,179,557.06	(1.38)	2,179,557.06	2,095,348.68
68389FBW3	27,046.37	-	27,046.37	27,046.35	(0.02)	27,046.35	24,973.66
68402CAC8	0.01	-	0.01	-	(0.01)	-	-
75114NAA2	10,646,212.81	-	10,646,212.81	10,245,995.66	(400,217.15)	10,245,995.66	7,727,336.21
76110GUG4	1,990,234.46	-	1,990,234.46	1,925,874.38	(64,360.08)	1,925,874.38	1,481,729.24
76110GVT5	2,493,562.99	-	2,493,562.99	2,486,158.33	(7,404.66)	2,486,158.33	2,178,268.75
761118FM5	9,752,737.95	-	9,752,737.95	9,354,444.30	(398,293.65)	9,354,444.30	8,617,114.44
761118KU1	7,442,272.50	-	7,442,272.50	7,430,447.20	(11,825.30)	7,430,447.20	4,644,418.74
761118NN4	10,432,656.72	-	10,432,656.72	10,204,239.05	(228,417.67)	10,204,239.05	7,033,121.76
761118RJ9	488,408.80	-	488,408.80	462,987.99	(25,420.81)	462,987.99	300,904.60
761118RM2	21,666,131.31	-	21,666,131.31	20,916,216.23	(749,915.08)	20,916,216.23	14,052,319.33
761118WP9	12,874,173.63	-	12,874,173.63	12,797,095.06	(77,078.57)	12,797,095.06	8,551,632.87
86358RE86	17,366.09	-	17,366.09	2,248.76	(15,117.33)	2,248.76	3,428.27
86358RM46	350,467.76	-	350,467.76	133,851.43	(216,616.33)	133,851.43	108,807.92
86359AHD8	438,703.87	-	438,703.87	438,703.59	(0.28)	438,703.59	330,232.94
86359AKY8	13,278.14	-	13,278.14	2,731.14	(10,547.00)	2,731.14	42,413.30
86359ANH2	1,121,987.38	-	1,121,987.38	1,121,987.74	0.36	1,121,987.74	1,433,412.38
86359BLB5	457,200.74	-	457,200.74	457,200.76	0.02	457,200.76	431,187.77
86360JAA9	12,633,558.24	-	12,633,558.24	12,470,929.45	(162,628.79)	12,470,929.45	7,166,044.85
86360JAE1	9,612,734.02	-	9,612,734.02	9,432,090.49	(180,643.53)	9,432,090.49	6,081,301.19
86360JAN1	3,973,346.86	-	3,973,346.86	3,644,430.16	(328,916.70)	3,644,430.16	2,669,203.75
86362HAA1	9,732,004.85	-	9,732,004.85	9,669,355.43	(62,649.42)	9,669,355.43	6,303,512.25
86363DAA9	11,100,750.94	-	11,100,750.94	10,787,194.86	(313,556.08)	10,787,194.86	7,266,839.92
872227AE3	2,142,462.69	-	2,142,462.69	2,141,670.14	(792.55)	2,141,670.14	1,322,792.73
88157QAL2	688,444.09	-	688,444.09	613,410.93	(75,033.16)	613,410.93	576,698.38
885220FS7	7,996,861.63	-	7,996,861.63	7,964,320.78	(32,540.85)	7,964,320.78	7,662,404.08
92922F3L0	51,484,447.88	-	51,484,447.88	49,433,429.41	(2,051,018.47)	49,433,429.41	49,833,739.27
92922F7Q5	1,876,856.60	-	1,876,856.60	1,874,122.87	(2,733.73)	1,874,122.87	1,492,812.11
92922FB72	1,326,944.28	-	1,326,944.28	1,326,944.06	(0.22)	1,326,944.06	946,078.73
92922FTJ7	1,441,180.90	-	1,441,180.90	1,409,771.75	(31,409.15)	1,409,771.75	1,187,199.76
92922FWU8	4,388,801.07	-	4,388,801.07	4,301,144.68	(87,656.39)	4,301,144.68	3,881,799.87
92922FZF8	9,128,522.75	-	9,128,522.75	9,128,521.67	(1.08)	9,128,521.67	8,102,814.84
9393365V1	1,972,912.19	-	1,972,912.19	1,966,439.22	(6,472.97)	1,966,439.22	1,552,139.95
939336U35	(0.06)	-	(0.06)	-	0.06	-	-
939336X65	224,509.69	-	224,509.69	223,209.26	(1,300.43)	223,209.26	176,455.82
93934FJQ6	18,077,257.88	-	18,077,257.88	18,014,476.77	(62,781.11)	18,014,476.77	11,587,831.43
941034AD2	20,442.00	-	20,442.00	16,601.98	(3,840.02)	16,601.98	13,630.00
94983CAJ6	(4.61)	-	(4.61)	-	4.61	-	-
94983YAQ2	4,572,023.01	-	4,572,023.01	4,458,425.60	(113,597.41)	4,458,425.60	4,319,656.40
DUCH1CLC4	1,109,569.70	-	1,109,569.70	-	(1,109,569.70)	-	3,433,329.60
Totals	$915,728,029.86	$-	$915,728,029.86	$889,896,058.18	$(25,831,971.68)	$889,896,058.18	$673,462,492.71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$506,308.31	$-	$506,308.31	$353,176.22	$(153,132.09)	$353,176.22	$375,826.24
007036GB6	254,269.21	-	254,269.21	255,648.66	1,379.45	255,648.66	517,632.44
02146QAB9	15,615,907.88	-	15,615,907.88	15,589,355.94	(26,551.94)	15,589,355.94	8,862,529.56
02639MAM8	2,523,018.60	-	2,523,018.60	2,430,740.45	(92,278.15)	2,430,740.45	7,168,920.00
02660TGN7	9,402,539.49	-	9,402,539.49	9,326,784.90	(75,754.59)	9,326,784.90	5,697,189.83
02660THT3	776,911.68	-	776,911.68	756,863.76	(20,047.92)	756,863.76	625,762.47
02660TJB0	25,226,004.23	-	25,226,004.23	25,127,415.69	(98,588.54)	25,127,415.69	13,651,622.67
02660WAC0	18,928,046.80	-	18,928,046.80	18,737,015.28	(191,031.52)	18,737,015.28	11,917,720.39
02660XAD6	13,917,317.42	-	13,917,317.42	13,760,235.52	(157,081.90)	13,760,235.52	8,037,153.38
026929AD1	9,915,586.21	-	9,915,586.21	9,608,012.45	(307,573.76)	9,608,012.45	5,712,241.06
040104QN4	4,369,066.86	-	4,369,066.86	4,328,678.79	(40,388.07)	4,328,678.79	3,590,532.48
05946XYP2	1,209,333.00	-	1,209,333.00	1,174,538.24	(34,794.76)	1,174,538.24	712,239.44
05949AHG8	5,673,610.00	-	5,673,610.00	5,542,818.30	(130,791.70)	5,542,818.30	5,513,028.70
05949ALH1	2,690,654.41	-	2,690,654.41	2,629,721.17	(60,933.24)	2,629,721.17	2,547,139.95
05949AZG8	2,070,443.86	-	2,070,443.86	2,034,655.86	(35,788.00)	2,034,655.86	2,055,226.03
05950DAA8	11,626,583.47	-	11,626,583.47	11,290,314.75	(336,268.72)	11,290,314.75	9,332,578.42
05950HAA9	23,693,004.00	-	23,693,004.00	23,141,186.59	(551,817.41)	23,141,186.59	21,985,696.99
06050HKY3	9,503.64	-	9,503.64	7,749.13	(1,754.51)	7,749.13	107,180.90
06652DAA7	7,169,884.57	-	7,169,884.57	7,081,292.54	(88,592.03)	7,081,292.54	4,403,738.16
07384MS60	2,767,075.46	-	2,767,075.46	2,744,790.96	(22,284.50)	2,744,790.96	2,468,965.02
07384YPP5	1,439,498.04	-	1,439,498.04	1,427,416.79	(12,081.25)	1,427,416.79	994,511.08
073854AB7	14,547,536.61	-	14,547,536.61	14,547,268.23	(268.38)	14,547,268.23	9,593,662.37
07386HCM1	410,475.68	-	410,475.68	410,433.82	(41.86)	410,433.82	717,764.47
07386HMB4	2,206,212.41	-	2,206,212.41	2,145,816.24	(60,396.17)	2,145,816.24	2,086,610.95
07386HNQ0	1,169,143.68	-	1,169,143.68	1,138,098.65	(31,045.03)	1,138,098.65	1,120,711.53
07386HSP7	6,077,267.22	-	6,077,267.22	6,034,343.44	(42,923.78)	6,034,343.44	4,050,313.56
073879QF8	780,701.59	-	780,701.59	693,663.03	(87,038.56)	693,663.03	738,464.62
07820QAY1	16,108,296.95	-	16,108,296.95	15,376,997.11	(731,299.84)	15,376,997.11	11,890,461.34
12667FBJ3	2,103,346.28	-	2,103,346.28	2,024,597.73	(78,748.55)	2,024,597.73	1,854,457.95
12667GCB7	1,195,371.77	-	1,195,371.77	1,191,200.19	(4,171.58)	1,191,200.19	1,004,191.24
12667GME0	17,325,071.43	-	17,325,071.43	16,991,998.09	(333,073.34)	16,991,998.09	9,680,970.89
12667GR62	10,640,126.93	-	10,640,126.93	10,486,910.78	(153,216.15)	10,486,910.78	7,620,818.74
12667GRW5	629,260.22	-	629,260.22	572,770.13	(56,490.09)	572,770.13	381,768.44
12667GS20	14,572,605.05	-	14,572,605.05	14,373,064.89	(199,540.16)	14,373,064.89	8,512,118.07
12667GWF6	8,897,691.57	-	8,897,691.57	8,517,914.13	(379,777.44)	8,517,914.13	4,272,853.01
12667GYX5	1,082,911.40	-	1,082,911.40	1,077,219.96	(5,691.44)	1,077,219.96	1,123,147.89
12668A4B8	15,533,914.88	-	15,533,914.88	15,474,216.29	(59,698.59)	15,474,216.29	8,802,192.78
12668ACG8	4,356,285.62	-	4,356,285.62	4,309,198.33	(47,087.29)	4,309,198.33	3,763,154.21
12668ACY9	868,763.35	-	868,763.35	867,274.80	(1,488.55)	867,274.80	683,676.64
12668ACZ6	3,947,481.62	-	3,947,481.62	3,886,617.25	(60,864.37)	3,886,617.25	2,443,991.14
12668AEV3	12,695,114.86	-	12,695,114.86	12,478,946.20	(216,168.66)	12,478,946.20	8,251,505.28
12668AGW9	3,107,369.65	-	3,107,369.65	3,101,153.13	(6,216.52)	3,101,153.13	2,597,850.08
12668AVP7	7,795,129.40	-	7,795,129.40	7,710,857.18	(84,272.22)	7,710,857.18	5,193,835.03
12668BB77	25,925,996.12	-	25,925,996.12	25,497,768.88	(428,227.24)	25,497,768.88	15,727,296.84
126694YM4	3,515,131.96	-	3,515,131.96	3,471,228.69	(43,903.27)	3,471,228.69	2,117,464.43
12669B3B6	68,214.25	-	68,214.25	66,602.80	(1,611.45)	66,602.80	51,400.25
12669D3C0	453,249.42	-	453,249.42	353,922.19	(99,327.23)	353,922.19	263,386.11
12669EH33	215,121.06	-	215,121.06	210,774.42	(4,346.64)	210,774.42	201,438.70
12669FKR3	279,676.82	-	279,676.82	277,047.74	(2,629.08)	277,047.74	301,602.52
12669FW82	1,169,473.44	-	1,169,473.44	1,146,440.40	(23,033.04)	1,146,440.40	827,311.10
12669FXR9	514,806.49	-	514,806.49	501,446.89	(13,359.60)	501,446.89	386,818.82
12669GKH3	13,531,928.86	-	13,531,928.86	13,130,558.67	(401,370.19)	13,130,558.67	9,553,324.53
12669GMS7	265,714.32	-	265,714.32	254,490.25	(11,224.07)	254,490.25	164,688.31
12669GRM5	3,116,727.52	-	3,116,727.52	3,005,357.24	(111,370.28)	3,005,357.24	1,846,875.23
12669GRQ6	8,208,780.53	-	8,208,780.53	7,895,004.10	(313,776.43)	7,895,004.10	5,315,178.31
12669GTV3	406,174.77	-	406,174.77	397,648.68	(8,526.09)	397,648.68	237,224.62
12669GUR0	3,897,655.17	-	3,897,655.17	3,790,370.36	(107,284.81)	3,790,370.36	2,290,779.49
12669GXW6	351,507.25	-	351,507.25	242,202.43	(109,304.82)	242,202.43	302,225.04
17307G3D8	(2,831.79)	-	(2,831.79)	136,992.27	139,824.06	136,992.27	560,952.38
17307GH76	169,958.43	-	169,958.43	169,980.47	22.04	169,980.47	272,520.48
17307GMQ8	5,854,785.11	-	5,854,785.11	5,610,286.82	(244,498.29)	5,610,286.82	5,720,968.02
17307GN79	9,961.84	-	9,961.84	9,740.23	(221.61)	9,740.23	21.27
17307GYD4	2,163,091.47	-	2,163,091.47	2,117,675.19	(45,416.28)	2,117,675.19	2,012,594.06
17309QAM6	2,231.78	-	2,231.78	2,045.33	(186.45)	2,045.33	8,518.50
22540V3F7	614,939.20	-	614,939.20	642,839.28	27,900.08	642,839.28	802,463.44
22540VGA4	1,141,469.95	-	1,141,469.95	1,031,537.18	(109,932.77)	1,031,537.18	985,574.79
22541NFL8	4,185,481.58	-	4,185,481.58	4,238,604.97	53,123.39	4,238,604.97	4,604,142.07
22541NUB3	1,133,961.51	-	1,133,961.51	1,081,132.81	(52,828.70)	1,081,132.81	1,568,255.10
22541Q4M1	174,571.43	-	174,571.43	174,967.62	396.19	174,967.62	635,650.80
22541QA44	798,759.12	-	798,759.12	517,358.63	(281,400.49)	517,358.63	519,951.58
22541QDA7	352,039.95	-	352,039.95	356,009.77	3,969.82	356,009.77	482,452.65
22541QFK3	130,407.84	-	130,407.84	132,038.88	1,631.04	132,038.88	270,560.57
22541QQR6	382,964.24	-	382,964.24	272,985.26	(109,978.98)	272,985.26	358,824.15
22541SJV1	1,057,682.99	-	1,057,682.99	1,018,477.92	(39,205.07)	1,018,477.92	1,096,086.72
225458RG5	1,992.31	-	1,992.31	312.85	(1,679.46)	312.85	61,487.86
225458UJ5	6,787,545.89	-	6,787,545.89	6,604,453.51	(183,092.38)	6,604,453.51	6,380,656.44
23245QAA7	2,439,694.46	-	2,439,694.46	2,401,175.93	(38,518.53)	2,401,175.93	1,513,637.22
23332UAC8	5,024,072.52	-	5,024,072.52	4,976,576.38	(47,496.14)	4,976,576.38	3,944,809.11
23332UAR5	9,032,091.21	-	9,032,091.21	8,941,930.52	(90,160.69)	8,941,930.52	6,452,561.01
23332UAS3	129,042.66	-	129,042.66	119,917.67	(9,124.99)	119,917.67	85,819.11
23332UBV5	5,973,723.07	-	5,973,723.07	5,899,242.77	(74,480.30)	5,899,242.77	3,415,484.67
23332UBW3	337,464.82	-	337,464.82	318,124.29	(19,340.53)	318,124.29	234,381.54
23332UCM4	576,823.93	-	576,823.93	570,846.02	(5,977.91)	570,846.02	370,446.09
23332UDU5	20,204,339.08	-	20,204,339.08	20,006,668.76	(197,670.32)	20,006,668.76	12,335,262.11
251510FB4	6,701,660.92	-	6,701,660.92	6,315,048.92	(386,612.00)	6,315,048.92	5,193,498.11
251510NB5	4,751,223.62	-	4,751,223.62	4,725,815.34	(25,408.28)	4,725,815.34	3,660,819.35
251510NC3	13,316,951.71	-	13,316,951.71	13,093,212.80	(223,738.91)	13,093,212.80	3,319,842.40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
25151AAA9	$5,678,742.53	$-	$5,678,742.53	$5,510,894.90	$(167,847.63)	$5,510,894.90	$3,340,211.88
30251YAB4	8,679,088.82	-	8,679,088.82	8,561,752.38	(117,336.44)	8,561,752.38	6,544,203.63
318340AB2	715,302.51	-	715,302.51	655,084.75	(60,217.76)	655,084.75	446,529.20
32051DCK6	513,662.86	-	513,662.86	510,570.16	(3,092.70)	510,570.16	513,940.90
32056CAH2	16,767,750.62	-	16,767,750.62	16,353,102.24	(414,648.38)	16,353,102.24	14,579,877.39
36185NXT2	812,739.52	-	812,739.52	724,971.02	(87,768.50)	724,971.02	517,197.87
36228FWU6	694,852.71	-	694,852.71	749,918.41	55,065.70	749,918.41	791,443.30
362341XE4	21,136,351.60	-	21,136,351.60	20,955,566.63	(180,784.97)	20,955,566.63	19,996,964.12
36242DBJ1	3,170,252.21	-	3,170,252.21	3,172,205.57	1,953.36	3,172,205.57	3,239,843.01
36242DBZ5	221,127.41	-	221,127.41	220,508.65	(618.76)	220,508.65	384,723.37
36242DGA5	26,686.51	-	26,686.51	25,556.13	(1,130.38)	25,556.13	65,810.87
362480AD7	15,306,913.54	-	15,306,913.54	14,574,735.22	(732,178.32)	14,574,735.22	7,560,686.39
39538RAB5	11,224,577.04	-	11,224,577.04	11,122,756.39	(101,820.65)	11,122,756.39	6,722,573.82
39538RBB4	12,902,584.04	-	12,902,584.04	12,756,707.71	(145,876.33)	12,756,707.71	7,503,703.19
39538WFH6	10,533,879.56	-	10,533,879.56	10,524,374.24	(9,505.32)	10,524,374.24	5,655,248.05
40431KAA8	121,802.54	-	121,802.54	114,791.99	(7,010.55)	114,791.99	111,007.64
41161PA86	1,742,333.74	-	1,742,333.74	1,710,310.67	(32,023.07)	1,710,310.67	1,468,274.23
41161PFR9	1,245,597.66	-	1,245,597.66	1,220,998.45	(24,599.21)	1,220,998.45	910,061.29
41161PHC0	7,878,255.67	-	7,878,255.67	7,809,346.73	(68,908.94)	7,809,346.73	5,473,551.13
41161PHU0	7,500,110.99	-	7,500,110.99	7,320,065.85	(180,045.14)	7,320,065.85	5,172,272.42
41161PKH5	592,949.88	-	592,949.88	569,082.74	(23,867.14)	569,082.74	358,108.55
41161PL43	20,595,562.12	-	20,595,562.12	19,672,347.51	(923,214.61)	19,672,347.51	12,528,065.18
41161PLR2	12,836,963.57	-	12,836,963.57	12,695,687.26	(141,276.31)	12,695,687.26	7,998,693.58
41161PMG5	15,744,794.38	-	15,744,794.38	15,582,186.39	(162,607.99)	15,582,186.39	10,014,326.46
41161PQU0	13,504,506.01	-	13,504,506.01	13,332,870.43	(171,635.58)	13,332,870.43	8,314,454.20
41161PTN3	2,260,140.25	-	2,260,140.25	2,212,892.84	(47,247.41)	2,212,892.84	1,368,737.99
41161PTP8	680,197.69	-	680,197.69	598,977.79	(81,219.90)	598,977.79	457,820.41
41161PWB5	7,354,902.36	-	7,354,902.36	7,268,594.83	(86,307.53)	7,268,594.83	4,269,594.44
41161PXH1	776,649.84	-	776,649.84	766,983.13	(9,666.71)	766,983.13	482,256.96
43739EAP2	19,692,319.83	-	19,692,319.83	19,508,136.31	(184,183.52)	19,508,136.31	13,873,164.06
43739EBJ5	9,184,578.52	-	9,184,578.52	9,114,977.67	(69,600.85)	9,114,977.67	6,852,275.05
43739EBS5	9,143,774.50	-	9,143,774.50	9,082,906.22	(60,868.28)	9,082,906.22	7,705,855.81
45254NHV2	332,389.41	-	332,389.41	313,830.68	(18,558.73)	313,830.68	265,469.93
45254NJG3	1,377,791.28	-	1,377,791.28	1,354,996.46	(22,794.82)	1,354,996.46	1,129,754.73
45254NJP3	152,018.01	-	152,018.01	140,003.86	(12,014.15)	140,003.86	129,263.01
45254NJV0	995,748.62	-	995,748.62	988,034.44	(7,714.18)	988,034.44	756,422.83
45254NJX6	216,997.26	-	216,997.26	216,470.47	(526.79)	216,470.47	258,370.87
45254NKA4	288,007.59	-	288,007.59	283,824.85	(4,182.74)	283,824.85	397,161.74
45254NKD8	4,163,419.14	-	4,163,419.14	4,127,893.53	(35,525.61)	4,127,893.53	3,969,187.94
45254NKF3	5,292,740.94	-	5,292,740.94	5,242,219.68	(50,521.26)	5,242,219.68	3,773,830.28
45254NKX4	6,353,961.96	-	6,353,961.96	6,306,017.08	(47,944.88)	6,306,017.08	4,304,014.72
45254NNP8	13,266,078.73	-	13,266,078.73	13,152,113.39	(113,965.34)	13,152,113.39	9,503,832.30
45254NPA9	15,520,191.56	-	15,520,191.56	15,475,441.54	(44,750.02)	15,475,441.54	12,262,190.30
45254NPG6	996,338.48	-	996,338.48	905,927.98	(90,410.50)	905,927.98	793,927.97
45254NPU5	5,533,130.64	-	5,533,130.64	5,491,689.68	(41,440.96)	5,491,689.68	3,980,838.30
45254TMK7	56,050.75	-	56,050.75	37,555.51	(18,495.24)	37,555.51	53,697.02
45254TRX4	353,067.87	-	353,067.87	343,129.92	(9,937.95)	343,129.92	231,170.18
45254TSM7	4,367,917.64	-	4,367,917.64	4,328,472.29	(39,445.35)	4,328,472.29	2,567,817.37
45660LCN7	5,472,177.70	-	5,472,177.70	5,390,194.71	(81,982.99)	5,390,194.71	3,620,366.97
45660LKW8	25,766,539.07	-	25,766,539.07	25,517,687.60	(248,851.47)	25,517,687.60	16,653,183.47
45660LW96	3,742,859.43	-	3,742,859.43	3,616,865.10	(125,994.33)	3,616,865.10	1,821,127.78
45660LWD7	3,092,990.17	-	3,092,990.17	3,063,168.12	(29,822.05)	3,063,168.12	3,064,126.77
45660LY94	710,081.02	-	710,081.02	664,588.51	(45,492.51)	664,588.51	436,301.78
45660LYW3	4,338,757.38	-	4,338,757.38	4,137,427.14	(201,330.24)	4,137,427.14	2,358,974.34
45660N2J3	4,759,368.30	-	4,759,368.30	4,704,783.71	(54,584.59)	4,704,783.71	3,829,197.67
45660N5H4	5,740,656.83	-	5,740,656.83	5,660,656.62	(80,000.21)	5,660,656.62	3,872,076.18
45660NQ24	2,238,734.56	-	2,238,734.56	2,225,202.60	(13,531.96)	2,225,202.60	2,147,664.58
45660NRB3	873,931.14	-	873,931.14	733,712.66	(140,218.48)	733,712.66	557,496.77
45660NS30	2,399,798.33	-	2,399,798.33	2,342,587.50	(57,210.83)	2,342,587.50	1,564,347.79
45660NT88	81,305.41	-	81,305.41	79,756.60	(1,548.81)	79,756.60	59,909.07
45660NT96	2,428,975.11	-	2,428,975.11	2,394,834.90	(34,140.21)	2,394,834.90	2,121,465.65
456612AC4	17,568,383.14	-	17,568,383.14	17,378,177.11	(190,206.03)	17,378,177.11	9,481,062.69
45664BAE7	1,352.25	-	1,352.25	61.25	(1,291.00)	61.25	12,563.89
45667WAA6	4,792,234.28	-	4,792,234.28	4,754,531.33	(37,702.95)	4,754,531.33	3,691,509.88
466247UG6	2,713,861.54	-	2,713,861.54	2,600,556.10	(113,305.44)	2,600,556.10	2,415,145.39
466247XE8	6,758,424.68	-	6,758,424.68	6,634,885.67	(123,539.01)	6,634,885.67	4,638,042.23
46627MBQ9	12,706,165.18	-	12,706,165.18	12,614,172.88	(91,992.30)	12,614,172.88	8,982,476.80
46627MCS4	7,769,242.62	-	7,769,242.62	7,627,593.60	(141,649.02)	7,627,593.60	5,761,375.34
46629QAR7	108.28	-	108.28	21.19	(87.09)	21.19	3,762.27
52520MFT5	18,990.36	-	18,990.36	16,017.61	(2,972.75)	16,017.61	127,323.98
525221EN3	13,613,792.66	-	13,613,792.66	13,586,358.28	(27,434.38)	13,586,358.28	6,517,575.94
525221JA6	20,387.82	-	20,387.82	19,195.43	(1,192.39)	19,195.43	133,769.18
52524YAF0	12,812,995.87	-	12,812,995.87	12,472,987.24	(340,008.63)	12,472,987.24	7,314,315.40
550279AA1	4,989,982.47	-	4,989,982.47	4,931,695.78	(58,286.69)	4,931,695.78	3,370,346.43
55027BAA6	15,758,456.37	-	15,758,456.37	15,758,002.47	(453.90)	15,758,002.47	8,858,836.88
576433FP6	484,938.56	-	484,938.56	233,015.00	(251,923.56)	233,015.00	198,404.69
576433G42	9,235,387.92	-	9,235,387.92	9,132,279.58	(103,108.34)	9,132,279.58	5,528,038.04
576433GW0	756,607.16	-	756,607.16	756,626.07	18.91	756,626.07	569,739.39
576433H33	5,052,309.49	-	5,052,309.49	4,998,219.91	(54,089.58)	4,998,219.91	4,077,712.18
576433NH5	1,747,988.73	-	1,747,988.73	1,715,411.82	(32,576.91)	1,715,411.82	1,402,150.68
576433RB4	291,347.44	-	291,347.44	291,445.42	97.98	291,445.42	216,017.14
576433YN0	1,243,677.58	-	1,243,677.58	1,219,560.07	(24,117.51)	1,219,560.07	786,894.23
576438AA3	3,837,541.95	-	3,837,541.95	3,741,135.74	(96,406.21)	3,741,135.74	3,178,843.42
576444AA1	1,501.36	-	1,501.36	532.47	(968.89)	532.47	-
5899293W6	629,606.67	-	629,606.67	610,744.13	(18,862.54)	610,744.13	903,352.32
589929E87	1,076,462.57	-	1,076,462.57	957,260.99	(119,201.58)	957,260.99	812,066.15
589929P69	257,235.55	-	257,235.55	281,204.89	23,969.34	281,204.89	399,641.63
589929X29	5,242,391.81	-	5,242,391.81	5,145,423.76	(96,968.05)	5,145,423.76	3,534,393.46
59020UQ40	1,299,053.15	-	1,299,053.15	1,281,103.74	(17,949.41)	1,281,103.74	957,851.97
59020UTL9	659,152.21	-	659,152.21	290,313.25	(368,838.96)	290,313.25	556,662.95
59020UXN0	94,656.80	-	94,656.80	94,491.32	(165.48)	94,491.32	249,777.75
59024WAF4	370,606.61	-	370,606.61	239,976.03	(130,630.58)	239,976.03	32,558.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61915RAZ9	$5,233.73	$-	$5,233.73	$3,499.48	$(1,734.25)	$3,499.48	$2,995.16
61915RBB1	7,459,436.65	-	7,459,436.65	7,370,236.70	(89,199.95)	7,370,236.70	4,686,101.70
61915RBZ8	910,109.87	-	910,109.87	884,772.79	(25,337.08)	884,772.79	535,030.15
65535VSQ2	919.60	-	919.60	75.11	(844.49)	75.11	1,239.35
65537BAG5	18,623.82	-	18,623.82	17,461.96	(1,161.86)	17,461.96	68,104.61
65538DAA3	3,462,554.95	-	3,462,554.95	3,368,116.41	(94,438.54)	3,368,116.41	2,437,872.57
68383NCA9	25,614,186.91	-	25,614,186.91	25,401,151.38	(213,035.53)	25,401,151.38	18,328,435.72
68383NCU5	9,697,732.73	-	9,697,732.73	9,616,220.52	(81,512.21)	9,616,220.52	6,663,549.29
68383NDT7	9,435,478.24	-	9,435,478.24	9,327,338.77	(108,139.47)	9,327,338.77	5,357,974.25
68389FBW3	30,268.83	-	30,268.83	30,006.94	(261.89)	30,006.94	26,585.98
68402CAC8	690,402.51	-	690,402.51	650,151.19	(40,251.32)	650,151.19	576,733.55
74927WAM6	21,742.29	-	21,742.29	438.25	(21,304.04)	438.25	5,999.54
74927XAM4	10,961.59	-	10,961.59	4,965.82	(5,995.77)	4,965.82	93.76
76110GUG4	2,151,906.35	-	2,151,906.35	2,011,776.12	(140,130.23)	2,011,776.12	1,477,484.29
76110GV40	3,511,988.44	-	3,511,988.44	3,458,157.55	(53,830.89)	3,458,157.55	3,144,514.14
76110GVT5	2,608,281.37	-	2,608,281.37	2,544,862.98	(63,418.39)	2,544,862.98	2,171,794.50
76110GWG2	1,904,669.72	-	1,904,669.72	1,846,585.94	(58,083.78)	1,846,585.94	1,480,379.93
76110GZR5	2,830,733.67	-	2,830,733.67	2,727,172.57	(103,561.10)	2,727,172.57	2,619,340.44
76110H4M8	173,901.94	-	173,901.94	178,199.70	4,297.76	178,199.70	226,198.30
76110HKX6	1,815,623.06	-	1,815,623.06	1,815,565.60	(57.46)	1,815,565.60	4,375,134.46
76110HKY4	96,706.90	-	96,706.90	107,840.00	11,133.10	107,840.00	456,938.64
761118FM5	10,258,764.81	-	10,258,764.81	10,107,369.93	(151,394.88)	10,107,369.93	8,649,658.14
761118KU1	7,864,281.28	-	7,864,281.28	7,763,351.40	(100,929.88)	7,763,351.40	4,722,642.75
761118NN4	10,865,451.55	-	10,865,451.55	10,713,286.05	(152,165.50)	10,713,286.05	6,664,737.32
761118RJ9	512,042.11	-	512,042.11	500,603.65	(11,438.46)	500,603.65	289,932.97
761118RM2	22,478,465.29	-	22,478,465.29	22,126,529.15	(351,936.14)	22,126,529.15	12,932,212.80
79549AYA1	1,391,036.96	-	1,391,036.96	1,237,797.08	(153,239.88)	1,237,797.08	771,127.21
79549AYB9	103,695.13	-	103,695.13	76,467.80	(27,227.33)	76,467.80	96,547.72
81744FJH1	280,763.95	-	280,763.95	278,042.85	(2,721.10)	278,042.85	186,558.02
863579DV7	861,077.80	-	861,077.80	502,212.89	(358,864.91)	502,212.89	223,282.96
863579KG2	3,564,434.40	-	3,564,434.40	3,458,836.41	(105,597.99)	3,458,836.41	2,675,888.50
863579YR3	8,639,569.03	-	8,639,569.03	8,548,863.56	(90,705.47)	8,548,863.56	5,886,140.24
86358HRL5	32,228.03	-	32,228.03	-	(32,228.03)	-	28,814.20
86358R3Q8	1,431,054.34	-	1,431,054.34	1,403,225.73	(27,828.61)	1,403,225.73	898,259.61
86358RA49	985,023.73	-	985,023.73	638,664.85	(346,358.88)	638,664.85	989,895.09
86358RLG0	176,593.47	-	176,593.47	39,864.17	(136,729.30)	39,864.17	135,590.97
86358RM46	418,806.87	-	418,806.87	350,865.15	(67,941.72)	350,865.15	136,985.95
86358RUM7	109,155.89	-	109,155.89	93,865.83	(15,290.06)	93,865.83	79,356.52
86358RUQ8	141,196.42	-	141,196.42	139,671.99	(1,524.43)	139,671.99	85,808.64
86359A5E9	264,596.43	-	264,596.43	263,564.52	(1,031.91)	263,564.52	216,159.86
86359ACD3	656,126.25	-	656,126.25	507,121.72	(149,004.53)	507,121.72	551,710.52
86359ADN0	1,073,524.85	-	1,073,524.85	774,365.98	(299,158.87)	774,365.98	730,270.87
86359AEH2	141,366.63	-	141,366.63	41,550.70	(99,815.93)	41,550.70	31,541.10
86359AHD8	452,608.99	-	452,608.99	443,236.83	(9,372.16)	443,236.83	339,586.43
86359AKY8	(10,547.00)	-	(10,547.00)	5,660.13	16,207.13	5,660.13	46,426.05
86359ANH2	1,458,172.13	-	1,458,172.13	1,432,403.29	(25,768.84)	1,432,403.29	1,725,769.10
86359AVY6	224,533.64	-	224,533.64	231,803.87	7,270.23	231,803.87	293,709.37
86359AXX6	1,066,811.06	-	1,066,811.06	1,134,333.93	67,522.87	1,134,333.93	1,542,683.19
86359AZE6	492,100.17	-	492,100.17	491,564.45	(535.72)	491,564.45	627,247.04
86359BLB5	1,494,987.65	-	1,494,987.65	1,451,142.79	(43,844.86)	1,451,142.79	1,346,410.99
86359LSM2	1,680,803.11	-	1,680,803.11	1,664,068.93	(16,734.18)	1,664,068.93	1,050,640.78
86360JAA9	12,930,329.94	-	12,930,329.94	12,800,678.74	(129,651.20)	12,800,678.74	7,004,562.45
86360JAN1	4,713,165.48	-	4,713,165.48	4,014,642.52	(698,522.96)	4,014,642.52	2,573,367.08
86363DAA9	11,413,218.57	-	11,413,218.57	11,310,432.42	(102,786.15)	11,310,432.42	7,023,081.39
885220FS7	8,572,565.34	-	8,572,565.34	8,438,322.89	(134,242.45)	8,438,322.89	7,843,984.83
929093AA0	1,252,834.30	-	1,252,834.30	935,033.68	(317,800.62)	935,033.68	338,058.07
929227EN2	213,179.95	-	213,179.95	179,569.89	(33,610.06)	179,569.89	186,736.90
92922F3L0	53,334,252.88	-	53,334,252.88	51,423,138.33	(1,911,114.55)	51,423,138.33	51,115,436.62
92922F4M7	4,958,037.02	-	4,958,037.02	4,916,637.79	(41,399.23)	4,916,637.79	3,817,204.07
92922F5T1	8,484,809.52	-	8,484,809.52	8,411,301.43	(73,508.09)	8,411,301.43	6,360,568.93
92922F7A0	1,420,576.36	-	1,420,576.36	808,359.63	(612,216.73)	808,359.63	1,144,308.11
92922F7Q5	11,030,151.81	-	11,030,151.81	10,921,009.73	(109,142.08)	10,921,009.73	8,015,966.71
92922FB72	1,382,053.83	-	1,382,053.83	1,369,454.62	(12,599.21)	1,369,454.62	906,685.01
92922FG77	12,404,165.49	-	12,404,165.49	11,857,723.25	(546,442.24)	11,857,723.25	11,581,387.02
92922FQ76	232,385.69	-	232,385.69	232,416.43	30.74	232,416.43	283,408.59
92922FTJ7	1,524,747.41	-	1,524,747.41	1,465,394.68	(59,352.73)	1,465,394.68	1,163,810.77
92922FW61	1,157,312.43	-	1,157,312.43	894,487.71	(262,824.72)	894,487.71	902,785.82
92922FWU8	4,575,811.82	-	4,575,811.82	4,488,437.15	(87,374.67)	4,488,437.15	3,857,829.43
92922FZF8	9,673,825.63	-	9,673,825.63	9,580,940.89	(92,884.74)	9,580,940.89	7,449,739.94
92925CBB7	4,956,363.66	-	4,956,363.66	4,911,005.27	(45,358.39)	4,911,005.27	3,398,387.13
939336PT4	14,209.95	-	14,209.95	16,868.38	2,658.43	16,868.38	112,136.25
939336U35	1,637,266.69	-	1,637,266.69	1,635,985.00	(1,281.69)	1,635,985.00	1,882,267.13
939336X65	12,911,420.23	-	12,911,420.23	12,785,497.61	(125,922.62)	12,785,497.61	10,330,075.25
939336Z48	4,607,693.45	-	4,607,693.45	4,598,787.92	(8,905.53)	4,598,787.92	4,206,622.82
93934FHC9	10,118,393.98	-	10,118,393.98	9,981,069.16	(137,324.82)	9,981,069.16	5,938,722.60
93934FJQ6	18,919,093.45	-	18,919,093.45	18,636,019.20	(283,074.25)	18,636,019.20	11,053,573.31
94981VAX5	1,102,785.13	-	1,102,785.13	1,100,448.27	(2,336.86)	1,100,448.27	1,126,312.93
94983CAJ6	19,370,475.51	-	19,370,475.51	19,266,207.62	(104,267.89)	19,266,207.62	19,366,567.05
94983TAE0	11,848,927.60	-	11,848,927.60	11,491,471.25	(357,456.35)	11,491,471.25	11,104,839.58
94983YAQ2	4,828,398.16	-	4,828,398.16	4,713,842.64	(114,555.52)	4,713,842.64	4,387,123.87
94985JAG5	18,581,530.31	-	18,581,530.31	18,550,313.82	(31,216.49)	18,550,313.82	16,633,773.80
Totals	$1,362,887,892.31	$-	$1,362,887,892.31	$1,335,628,211.52	$(27,259,680.79)	$1,335,628,211.52	$975,241,505.93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended March 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$2,453,688.48	$-	$2,453,688.48	$534,425.13	$(1,919,263.35)	$534,425.13	$349,508.39
007036FY7	24,525.31	-	24,525.31	16,981.28	(7,544.03)	16,981.28	16,756.74
007036GB6	452,415.25	-	452,415.25	302,370.50	(150,044.75)	302,370.50	325,127.38
02639MAK2	18,335,555.90	-	18,335,555.90	17,087,910.65	(1,247,645.25)	17,087,910.65	14,669,129.10
02660TBF9	1,933,645.37	-	1,933,645.37	610,617.59	(1,323,027.78)	610,617.59	1,427,102.41
02660TGN7	9,518,822.57	-	9,518,822.57	9,515,580.70	(3,241.87)	9,515,580.70	5,931,888.65
02660WAC0	19,504,543.37	-	19,504,543.37	19,015,978.26	(488,565.11)	19,015,978.26	11,965,232.87
02660XAD6	14,546,896.60	-	14,546,896.60	14,122,596.11	(424,300.49)	14,122,596.11	9,346,561.00
040104QN4	4,868,078.45	-	4,868,078.45	4,749,280.59	(118,797.86)	4,749,280.59	4,159,964.26
05946XYP2	1,263,430.72	-	1,263,430.72	1,241,498.36	(21,932.36)	1,241,498.36	740,046.66
05948JAA0	377,018.03	-	377,018.03	371,560.85	(5,457.18)	371,560.85	285,985.91
05949AHG8	5,864,012.59	-	5,864,012.59	5,792,053.62	(71,958.97)	5,792,053.62	5,548,665.42
05949ALH1	2,788,640.95	-	2,788,640.95	2,767,067.21	(21,573.74)	2,767,067.21	2,708,085.34
05949AZG8	2,250,828.83	-	2,250,828.83	2,139,506.99	(111,321.84)	2,139,506.99	2,104,144.70
05950DAA8	12,137,989.08	-	12,137,989.08	11,873,752.53	(264,236.55)	11,873,752.53	9,716,423.19
05950HAA9	24,333,569.53	-	24,333,569.53	24,069,760.37	(263,809.16)	24,069,760.37	22,103,331.00
06050HKX5	726,208.27	-	726,208.27	638,679.73	(87,528.54)	638,679.73	355,148.77
06050HKY3	291,082.57	-	291,082.57	11,643.40	(279,439.17)	11,643.40	92,176.41
06652DAA7	7,594,959.54	-	7,594,959.54	7,271,154.06	(323,805.48)	7,271,154.06	4,475,435.31
07384MS60	2,967,228.97	-	2,967,228.97	2,953,642.19	(13,586.78)	2,953,642.19	2,753,314.06
07384MSP8	652,279.17	-	652,279.17	249,054.64	(403,224.53)	249,054.64	458,090.20
07384YPP5	3,540,444.57	-	3,540,444.57	1,602,667.70	(1,937,776.87)	1,602,667.70	1,002,156.71
073854AB7	15,781,621.86	-	15,781,621.86	13,982,208.45	(1,799,413.41)	13,982,208.45	9,659,937.28
07386HCM1	1,057,528.53	-	1,057,528.53	420,552.03	(636,976.50)	420,552.03	707,317.87
07386HMB4	2,544,819.91	-	2,544,819.91	2,399,703.53	(145,116.38)	2,399,703.53	2,223,400.41
07386HSP7	6,373,744.64	-	6,373,744.64	6,231,520.21	(142,224.43)	6,231,520.21	4,264,113.53
073879QF8	1,052,690.23	-	1,052,690.23	810,912.07	(241,778.16)	810,912.07	616,584.28
073879Z92	11,621,639.60	-	11,621,639.60	9,616,279.93	(2,005,359.67)	9,616,279.93	4,585,041.57
07820QAY1	17,270,978.53	-	17,270,978.53	16,334,265.50	(936,713.03)	16,334,265.50	12,391,361.40
078446AB7	158,000.00	-	158,000.00	135,000.00	(23,000.00)	135,000.00	135,000.00
12479DAC2	14,814,472.13	-	14,814,472.13	10,481,540.76	(4,332,931.37)	10,481,540.76	12,623,166.27
12629EAK1	3,305.17	-	3,305.17	1,855.03	(1,450.14)	1,855.03	16,321.24
12638PAL3	85.45	-	85.45	55.07	(30.38)	55.07	245.24
12667FUL7	765,016.22	-	765,016.22	374,418.18	(390,598.04)	374,418.18	282,015.42
12667GCB7	1,247,773.59	-	1,247,773.59	1,244,766.76	(3,006.83)	1,244,766.76	1,006,637.33
12667GME0	17,856,951.29	-	17,856,951.29	17,358,021.50	(498,929.79)	17,358,021.50	10,010,579.82
12667GR62	11,553,888.87	-	11,553,888.87	11,077,060.04	(476,828.83)	11,077,060.04	7,783,552.02
12667GRW5	752,425.95	-	752,425.95	638,937.01	(113,488.94)	638,937.01	393,389.01
12667GS20	14,984,870.18	-	14,984,870.18	14,603,479.12	(381,391.06)	14,603,479.12	8,473,996.90
12667GWF6	9,314,884.23	-	9,314,884.23	8,899,557.04	(415,327.19)	8,899,557.04	4,449,607.75
12667GYX5	1,178,006.28	-	1,178,006.28	1,148,664.89	(29,341.39)	1,148,664.89	1,172,667.48
12668A3V5	5,302.70	-	5,302.70	3,250.28	(2,052.42)	3,250.28	31,126.84
12668ACG8	4,562,252.57	-	4,562,252.57	4,428,668.32	(133,584.25)	4,428,668.32	3,839,846.65
12668ACY9	930,532.21	-	930,532.21	918,663.59	(11,868.62)	918,663.59	725,290.39
12668ACZ6	3,972,862.43	-	3,972,862.43	3,957,478.64	(15,383.79)	3,957,478.64	2,521,691.24
12668AEV3	12,945,842.36	-	12,945,842.36	12,690,145.00	(255,697.36)	12,690,145.00	7,663,002.82
12668AGW9	3,165,426.49	-	3,165,426.49	3,150,569.66	(14,856.83)	3,150,569.66	2,826,591.59
12668AVP7	8,140,249.88	-	8,140,249.88	8,083,319.57	(56,930.31)	8,083,319.57	5,455,786.21
12668BDR1	7,725.61	-	7,725.61	6,239.02	(1,486.59)	6,239.02	53,236.48
126694F86	1,138.45	-	1,138.45	142.31	(996.14)	142.31	13,742.52
126694P36	769.13	-	769.13	744.38	(24.75)	744.38	11,289.62
126694YM4	3,648,371.76	-	3,648,371.76	3,622,223.00	(26,148.76)	3,622,223.00	2,047,117.51
126694YW2	2,948.00	-	2,948.00	2,380.73	(567.27)	2,380.73	264,800.08
126694ZD3	1,177.20	-	1,177.20	993.39	(183.81)	993.39	5,467.70
12669D3C0	486,730.56	-	486,730.56	454,969.05	(31,761.51)	454,969.05	262,534.26
12669EH33	242,081.18	-	242,081.18	241,168.56	(912.62)	241,168.56	235,448.53
12669FKR3	283,550.79	-	283,550.79	282,929.33	(621.46)	282,929.33	313,015.97
12669FW82	1,232,827.80	-	1,232,827.80	1,184,490.41	(48,337.39)	1,184,490.41	843,944.08
12669FXR9	617,953.10	-	617,953.10	581,117.30	(36,835.80)	581,117.30	452,538.83
12669GKH3	14,121,110.26	-	14,121,110.26	13,692,829.24	(428,281.02)	13,692,829.24	9,975,042.83
12669GMS7	286,281.76	-	286,281.76	276,320.63	(9,961.13)	276,320.63	175,183.45
12669GRM5	3,213,471.26	-	3,213,471.26	3,139,096.50	(74,374.76)	3,139,096.50	1,864,520.48
12669GRQ6	8,410,831.51	-	8,410,831.51	8,182,866.55	(227,964.96)	8,182,866.55	5,310,114.19
12669GTV3	413,035.72	-	413,035.72	405,784.70	(7,251.02)	405,784.70	243,793.15
12669GUR0	4,029,454.29	-	4,029,454.29	3,965,969.97	(63,484.32)	3,965,969.97	2,400,594.43
161551FD3	1,657,936.70	-	1,657,936.70	1,648,866.19	(9,070.51)	1,648,866.19	1,415,497.04
17307G3D8	1,915,753.19	-	1,915,753.19	461,733.62	(1,454,019.57)	461,733.62	611,605.45
17307GH76	371,250.73	-	371,250.73	186,799.35	(184,451.38)	186,799.35	267,832.05
17307GMQ8	6,168,397.65	-	6,168,397.65	6,063,224.90	(105,172.75)	6,063,224.90	6,045,450.00
17309MAF0	38,073.65	-	38,073.65	23,798.74	(14,274.91)	23,798.74	56,073.51
17309QAM6	3,000.00	-	3,000.00	2,231.78	(768.22)	2,231.78	7,518.00
17309RAM4	3,211.91	-	3,211.91	2,006.63	(1,205.28)	2,006.63	31,031.70
17309SAM2	1,221.18	-	1,221.18	913.99	(307.19)	913.99	1,923.72
17309YAK3	265.61	-	265.61	187.26	(78.35)	187.26	1,701.14
17310UAE2	3,101.60	-	3,101.60	2,218.10	(883.50)	2,218.10	38,559.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22540V3F7	$2,275,694.27	$-	$2,275,694.27	$698,301.03	$(1,577,393.24)	$698,301.03	$1,301,934.10
22540V5D0	77,142.36	-	77,142.36	21,137.83	(56,004.53)	21,137.83	73,827.51
22540VFZ0	1,681,559.50	-	1,681,559.50	1,604,721.05	(76,838.45)	1,604,721.05	1,436,228.70
22540VG71	165,343.82	-	165,343.82	162,283.63	(3,060.19)	162,283.63	148,378.53
22540VGA4	1,738,277.77	-	1,738,277.77	1,186,868.24	(551,409.53)	1,186,868.24	999,172.82
22540VQ70	1,122,283.72	-	1,122,283.72	1,010,057.39	(112,226.33)	1,010,057.39	653,088.97
22541NFL8	4,821,216.43	-	4,821,216.43	4,351,713.78	(469,502.65)	4,351,713.78	4,476,331.65
22541NMA4	1,398,837.57	-	1,398,837.57	1,330,802.93	(68,034.64)	1,330,802.93	1,058,995.73
22541NMB2	391,647.47	-	391,647.47	245,148.15	(146,499.32)	245,148.15	196,792.35
22541NTH2	114,360.35	-	114,360.35	19,467.53	(94,892.82)	19,467.53	65,910.45
22541NUB3	2,751,670.42	-	2,751,670.42	1,142,047.70	(1,609,622.72)	1,142,047.70	1,560,501.67
22541Q4M1	946,992.48	-	946,992.48	196,498.73	(750,493.75)	196,498.73	615,985.53
22541QA44	1,102,838.83	-	1,102,838.83	838,439.53	(264,399.30)	838,439.53	648,230.30
22541QDA7	893,231.21	-	893,231.21	400,784.87	(492,446.34)	400,784.87	542,856.12
22541QFK3	361,287.41	-	361,287.41	140,035.09	(221,252.32)	140,035.09	225,090.49
22541QQR6	1,031,789.48	-	1,031,789.48	389,761.48	(642,028.00)	389,761.48	349,545.67
22541SFL7	613.42	-	613.42	40.85	(572.57)	40.85	282.11
22541SJV1	3,709,003.03	-	3,709,003.03	1,069,449.76	(2,639,553.27)	1,069,449.76	1,089,416.14
22541SXR4	1,752,619.87	-	1,752,619.87	1,572,097.61	(180,522.26)	1,572,097.61	819,437.21
225458UJ5	7,110,466.01	-	7,110,466.01	7,074,122.95	(36,343.06)	7,074,122.95	6,641,529.32
225470R88	677,276.99	-	677,276.99	-	(677,276.99)	-	-
2254W0NK7	1,173,818.08	-	1,173,818.08	760,226.30	(413,591.78)	760,226.30	750,308.00
22943HAD8	11,922,928.16	-	11,922,928.16	11,833,184.00	(89,744.16)	11,833,184.00	6,567,975.00
23245QAA7	2,491,649.89	-	2,491,649.89	2,454,217.55	(37,432.34)	2,454,217.55	1,605,827.56
23332UAC8	5,477,058.53	-	5,477,058.53	5,076,677.70	(400,380.83)	5,076,677.70	4,133,497.96
23332UAR5	9,942,332.80	-	9,942,332.80	9,142,826.69	(799,506.11)	9,142,826.69	6,488,431.57
23332UAS3	176,471.15	-	176,471.15	131,790.31	(44,680.84)	131,790.31	79,869.39
23332UBG8	6,917,454.70	-	6,917,454.70	6,723,925.69	(193,529.01)	6,723,925.69	4,422,271.03
23332UBV5	6,463,303.41	-	6,463,303.41	6,155,042.41	(308,261.00)	6,155,042.41	3,652,777.34
23332UBW3	466,359.66	-	466,359.66	365,786.21	(100,573.45)	365,786.21	249,078.55
23332UCM4	620,141.55	-	620,141.55	596,863.72	(23,277.83)	596,863.72	393,036.85
23332UDU5	20,873,214.78	-	20,873,214.78	20,535,208.92	(338,005.86)	20,535,208.92	12,802,892.92
251510EH2	31,386,373.97	-	31,386,373.97	29,776,920.83	(1,609,453.14)	29,776,920.83	23,554,371.60
251510FB4	7,006,196.35	-	7,006,196.35	6,932,571.07	(73,625.28)	6,932,571.07	5,597,637.24
251510NB5	5,194,850.34	-	5,194,850.34	5,126,868.69	(67,981.65)	5,126,868.69	4,170,830.93
251510NC3	14,323,115.79	-	14,323,115.79	13,322,014.84	(1,001,100.95)	13,322,014.84	3,492,455.94
26441EAC5	251,750.00	-	251,750.00	198,750.00	(53,000.00)	198,750.00	225,000.00
30251YAB4	8,734,778.32	-	8,734,778.32	8,733,046.45	(1,731.87)	8,733,046.45	6,591,850.01
318340AB2	718,001.87	-	718,001.87	715,352.80	(2,649.07)	715,352.80	499,575.78
32051GZS7	6,893,588.46	-	6,893,588.46	6,639,958.44	(253,630.02)	6,639,958.44	6,128,064.02
32056CAH2	17,234,064.17	-	17,234,064.17	16,715,349.63	(518,714.54)	16,715,349.63	13,812,531.77
35952Z007	5,923,357.50	-	5,923,357.50	6,153,734.58	230,377.08	6,153,734.58	2,614,467.35
35952Z023	4,511,207.33	-	4,511,207.33	4,731,293.75	220,086.42	4,731,293.75	2,017,445.52
35952Z031	4,688,529.85	-	4,688,529.85	4,851,154.60	162,624.75	4,851,154.60	1,984,276.13
35952Z049	4,383,058.82	-	4,383,058.82	4,393,146.88	10,088.06	4,393,146.88	1,675,385.40
35952Z056	4,285,422.23	-	4,285,422.23	4,269,538.30	(15,883.93)	4,269,538.30	1,598,247.30
35952Z064	4,622,032.21	-	4,622,032.21	4,584,118.38	(37,913.83)	4,584,118.38	1,691,625.00
35952ZA06	12,498,712.41	-	12,498,712.41	12,575,211.46	76,499.05	12,575,211.46	4,485,745.61
35952ZA14	581,463.26	-	581,463.26	587,470.60	6,007.34	587,470.60	201,154.51
35952ZA22	891,667.03	-	891,667.03	893,126.09	1,459.06	893,126.09	311,226.52
36228F5R3	1,784,822.54	-	1,784,822.54	1,778,747.31	(6,075.23)	1,778,747.31	1,458,742.78
36228FWU6	1,556,604.65	-	1,556,604.65	823,352.71	(733,251.94)	823,352.71	812,440.43
362341XE4	22,425,896.22	-	22,425,896.22	22,368,539.44	(57,356.78)	22,368,539.44	21,086,283.99
36242D3Z4	36,379.87	-	36,379.87	15,591.36	(20,788.51)	15,591.36	37,656.00
36242DBJ1	3,438,269.83	-	3,438,269.83	3,420,420.30	(17,849.53)	3,420,420.30	3,500,314.50
36242DBZ5	429,175.02	-	429,175.02	225,117.23	(204,057.79)	225,117.23	295,550.48
36242DGA5	69,435.41	-	69,435.41	26,274.41	(43,161.00)	26,274.41	58,577.90
39538RAB5	11,623,755.02	-	11,623,755.02	11,432,435.14	(191,319.88)	11,432,435.14	7,057,154.77
39538RBB4	13,378,059.89	-	13,378,059.89	13,024,188.11	(353,871.78)	13,024,188.11	7,609,786.63
40430HCQ9	2,200.00	-	2,200.00	2,100.64	(99.36)	2,100.64	10,717.00
40431KAA8	149,189.31	-	149,189.31	142,514.17	(6,675.14)	142,514.17	133,381.48
40431RAN5	1,710.12	-	1,710.12	1,258.01	(452.11)	1,258.01	16,720.13
41161PA86	1,861,912.82	-	1,861,912.82	1,793,823.19	(68,089.63)	1,793,823.19	1,456,655.50
41161PHC0	8,480,233.29	-	8,480,233.29	8,047,261.87	(432,971.42)	8,047,261.87	5,713,154.60
41161PHU0	8,069,968.77	-	8,069,968.77	7,684,462.58	(385,506.19)	7,684,462.58	5,347,306.39
41161PKH5	658,084.51	-	658,084.51	606,795.26	(51,289.25)	606,795.26	372,600.09
41161PL43	20,523,288.84	-	20,523,288.84	20,419,930.24	(103,358.60)	20,419,930.24	12,781,885.31
41161PLR2	13,321,773.78	-	13,321,773.78	12,987,652.51	(334,121.27)	12,987,652.51	8,321,877.67
41161PMG5	16,048,389.29	-	16,048,389.29	15,731,418.89	(316,970.40)	15,731,418.89	9,998,660.91
41161PQU0	13,826,326.41	-	13,826,326.41	13,555,850.58	(270,475.83)	13,555,850.58	8,626,403.84
41161PSC8	14,528.64	-	14,528.64	14,033.60	(495.04)	14,033.60	124,376.82
41161PTN3	2,302,587.27	-	2,302,587.27	2,267,897.68	(34,689.59)	2,267,897.68	1,459,874.85
41161PTP8	743,972.74	-	743,972.74	667,587.10	(76,385.64)	667,587.10	462,175.37
41161PWB5	7,452,210.68	-	7,452,210.68	7,343,571.23	(108,639.45)	7,343,571.23	4,400,431.53
41161PXH1	832,815.67	-	832,815.67	806,920.48	(25,895.19)	806,920.48	523,731.19
43739EAP2	20,692,394.62	-	20,692,394.62	20,035,045.20	(657,349.42)	20,035,045.20	14,146,968.62
43739EBJ5	9,470,912.02	-	9,470,912.02	9,396,575.94	(74,336.08)	9,396,575.94	7,270,684.58
43739EBS5	9,390,295.34	-	9,390,295.34	9,389,284.23	(1,011.11)	9,389,284.23	7,607,314.18
45254NHV2	341,137.23	-	341,137.23	339,614.90	(1,522.33)	339,614.90	116,101.73
45254NJG3	1,424,847.27	-	1,424,847.27	1,419,982.71	(4,864.56)	1,419,982.71	999,106.62
45254NJV0	1,051,000.26	-	1,051,000.26	1,018,268.36	(32,731.90)	1,018,268.36	739,380.20
45254NJX6	231,656.42	-	231,656.42	225,351.66	(6,304.76)	225,351.66	226,639.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKA4	$331,844.54	$-	$331,844.54	$318,869.14	$(12,975.40)	$318,869.14	$283,301.03
45254NKD8	4,272,196.68	-	4,272,196.68	4,241,554.76	(30,641.92)	4,241,554.76	4,079,501.13
45254NKF3	5,411,268.71	-	5,411,268.71	5,375,358.55	(35,910.16)	5,375,358.55	3,907,449.03
45254NKX4	6,445,811.39	-	6,445,811.39	6,424,443.63	(21,367.76)	6,424,443.63	4,379,416.71
45254NNP8	14,083,007.01	-	14,083,007.01	13,666,815.37	(416,191.64)	13,666,815.37	9,121,771.55
45254NPA9	15,940,578.75	-	15,940,578.75	15,933,131.06	(7,447.69)	15,933,131.06	12,708,722.73
45254NPG6	1,175,882.71	-	1,175,882.71	1,157,848.67	(18,034.04)	1,157,848.67	738,933.65
45254NPU5	5,653,762.95	-	5,653,762.95	5,641,300.15	(12,462.80)	5,641,300.15	3,776,426.59
45254TMK7	130,530.47	-	130,530.47	62,513.91	(68,016.56)	62,513.91	54,380.80
45254TRX4	357,025.60	-	357,025.60	356,784.07	(241.53)	356,784.07	245,781.75
45254TSM7	4,512,352.74	-	4,512,352.74	4,462,272.27	(50,080.47)	4,462,272.27	2,348,642.95
45660LCN7	6,176,052.77	-	6,176,052.77	5,616,319.65	(559,733.12)	5,616,319.65	3,703,076.80
45660LKW8	26,921,535.01	-	26,921,535.01	26,267,530.99	(654,004.02)	26,267,530.99	15,970,287.96
45660LNB1	317,976.95	-	317,976.95	190,647.02	(127,329.93)	190,647.02	231,828.20
45660LW96	3,873,134.29	-	3,873,134.29	3,780,548.16	(92,586.13)	3,780,548.16	2,275,316.34
45660LWD7	3,519,060.59	-	3,519,060.59	3,203,246.84	(315,813.75)	3,203,246.84	3,190,219.08
45660LYW3	4,523,469.44	-	4,523,469.44	4,414,090.05	(109,379.39)	4,414,090.05	2,583,596.05
45660N2J3	5,481,285.28	-	5,481,285.28	4,983,344.33	(497,940.95)	4,983,344.33	4,233,633.23
45660N2Y0	1,851,786.83	-	1,851,786.83	1,737,903.11	(113,883.72)	1,737,903.11	1,309,299.43
45660N3S2	5,620,388.09	-	5,620,388.09	5,556,993.78	(63,394.31)	5,556,993.78	3,925,153.28
45660N5H4	6,500,812.68	-	6,500,812.68	5,938,529.30	(562,283.38)	5,938,529.30	4,306,102.61
45660NKM6	3,259,208.05	-	3,259,208.05	2,423,843.32	(835,364.73)	2,423,843.32	2,151,896.13
45660NRB3	943,200.26	-	943,200.26	898,173.23	(45,027.03)	898,173.23	552,152.31
45660NS30	2,728,972.76	-	2,728,972.76	2,537,015.63	(191,957.13)	2,537,015.63	2,079,122.13
45660NT88	98,741.40	-	98,741.40	82,300.74	(16,440.66)	82,300.74	56,178.65
45660NT96	2,966,466.70	-	2,966,466.70	2,475,717.93	(490,748.77)	2,475,717.93	2,182,358.43
45660NZY4	826,721.67	-	826,721.67	687,642.66	(139,079.01)	687,642.66	516,762.10
456612AC4	18,542,321.13	-	18,542,321.13	18,024,907.82	(517,413.31)	18,024,907.82	10,088,170.91
45664BAE7	13,458.26	-	13,458.26	4,435.04	(9,023.22)	4,435.04	41,190.31
45667WAA6	5,049,794.60	-	5,049,794.60	5,021,704.07	(28,090.53)	5,021,704.07	3,803,838.41
466247UG6	2,981,863.38	-	2,981,863.38	2,882,213.62	(99,649.76)	2,882,213.62	2,593,603.01
466247XE8	7,074,433.96	-	7,074,433.96	6,920,733.77	(153,700.19)	6,920,733.77	4,953,603.90
46627MBQ9	13,368,456.37	-	13,368,456.37	13,182,036.89	(186,419.48)	13,182,036.89	9,580,139.68
46627MCS4	8,472,873.62	-	8,472,873.62	8,133,786.63	(339,086.99)	8,133,786.63	6,414,399.53
46629NAC7	144,599.24	-	144,599.24	77,491.69	(67,107.55)	77,491.69	56,704.87
46629QAR7	2,842.18	-	2,842.18	764.50	(2,077.68)	764.50	26,563.93
52520MFT5	38,001.03	-	38,001.03	37,095.72	(905.31)	37,095.72	205,939.54
525221CD7	515,379.55	-	515,379.55	289,031.50	(226,348.05)	289,031.50	80,934.70
52524YAF0	13,024,286.55	-	13,024,286.55	13,020,306.86	(3,979.69)	13,020,306.86	7,273,658.02
550279AA1	5,306,767.28	-	5,306,767.28	5,254,113.84	(52,653.44)	5,254,113.84	3,648,868.38
576429AL8	6,301.40	-	6,301.40	5,234.12	(1,067.28)	5,234.12	33,682.30
576433FP6	716,739.85	-	716,739.85	486,587.08	(230,152.77)	486,587.08	212,634.61
576433G42	9,591,132.34	-	9,591,132.34	9,403,432.27	(187,700.07)	9,403,432.27	5,740,942.78
576433GW0	1,554,838.72	-	1,554,838.72	774,679.26	(780,159.46)	774,679.26	572,154.49
576433H33	5,213,449.39	-	5,213,449.39	5,195,623.86	(17,825.53)	5,195,623.86	4,128,411.32
576433NH5	3,600,549.02	-	3,600,549.02	1,903,270.80	(1,697,278.22)	1,903,270.80	2,129,474.94
576433RB4	421,472.25	-	421,472.25	302,879.08	(118,593.17)	302,879.08	215,175.63
576433RU2	2,312,081.73	-	2,312,081.73	1,593,962.25	(718,119.48)	1,593,962.25	885,300.00
576433SE7	1,861,655.69	-	1,861,655.69	1,543,097.40	(318,558.29)	1,543,097.40	438,060.00
576433YN0	1,262,205.21	-	1,262,205.21	1,251,445.49	(10,759.72)	1,251,445.49	805,332.60
576438AA3	3,925,515.20	-	3,925,515.20	3,902,606.39	(22,908.81)	3,902,606.39	3,286,650.99
5899292N7	1,522,447.66	-	1,522,447.66	1,503,401.34	(19,046.32)	1,503,401.34	1,455,741.23
5899293W6	1,784,380.45	-	1,784,380.45	617,292.39	(1,167,088.06)	617,292.39	949,360.02
589929E87	1,242,613.94	-	1,242,613.94	1,094,053.32	(148,560.62)	1,094,053.32	809,262.50
589929P69	433,674.00	-	433,674.00	352,359.20	(81,314.80)	352,359.20	425,853.21
59020UNZ4	1,736,038.67	-	1,736,038.67	1,723,668.92	(12,369.75)	1,723,668.92	1,724,516.49
59020UQ40	1,352,319.19	-	1,352,319.19	1,333,846.58	(18,472.61)	1,333,846.58	871,546.92
59020UQ57	3,592,488.79	-	3,592,488.79	3,408,400.05	(184,088.74)	3,408,400.05	1,938,560.00
59020UTL9	1,060,471.51	-	1,060,471.51	658,719.06	(401,752.45)	658,719.06	573,387.99
59020UXN0	289,340.55	-	289,340.55	126,115.57	(163,224.98)	126,115.57	254,370.00
61748HAQ4	5,573,135.65	-	5,573,135.65	5,562,456.05	(10,679.60)	5,562,456.05	4,924,270.14
61753VAG7	960.00	-	960.00	848.91	(111.09)	848.91	2,949.59
61913PAA0	13,098,828.03	-	13,098,828.03	12,912,275.51	(186,552.52)	12,912,275.51	11,854,655.64
61915RAZ9	48,759.04	-	48,759.04	37,045.05	(11,713.99)	37,045.05	22,629.77
61915RBB1	7,685,200.98	-	7,685,200.98	7,558,357.46	(126,843.52)	7,558,357.46	4,904,245.07
65535VSQ2	4,518.45	-	4,518.45	2,304.97	(2,213.48)	2,304.97	11,382.53
65537BAG5	22,246.12	-	22,246.12	21,490.86	(755.26)	21,490.86	103,211.15
669884AF5	8,312.44	-	8,312.44	7,437.24	(875.20)	7,437.24	21,019.50
68383NCA9	26,151,132.42	-	26,151,132.42	26,085,936.31	(65,196.11)	26,085,936.31	18,722,090.34
68383NCD3	2,889,050.10	-	2,889,050.10	2,849,200.43	(39,849.67)	2,849,200.43	1,217,631.00
68383NCU5	10,531,155.88	-	10,531,155.88	9,957,837.67	(573,318.21)	9,957,837.67	7,136,628.79
68383NDT7	9,550,897.44	-	9,550,897.44	9,525,644.58	(25,252.86)	9,525,644.58	5,275,114.07
68389FBW3	31,717.29	-	31,717.29	30,640.63	(1,076.66)	30,640.63	26,629.59
68402CAC8	750,875.46	-	750,875.46	718,864.26	(32,011.20)	718,864.26	653,561.78
74927XAM4	136,826.02	-	136,826.02	64,143.68	(72,682.34)	64,143.68	245,182.35
76110H4M8	256,753.13	-	256,753.13	210,142.48	(46,610.65)	210,142.48	242,456.12
76110H5C9	302,454.33	-	302,454.33	204,912.70	(97,541.63)	204,912.70	224,082.66
76110HKX6	6,068,563.83	-	6,068,563.83	1,941,095.71	(4,127,468.12)	1,941,095.71	4,327,769.07
76110HKY4	480,547.48	-	480,547.48	138,009.92	(342,537.56)	138,009.92	465,514.66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110W4J2	$4,260.41	$-	$4,260.41	$4,211.63	$(48.78)	$4,211.63	$19,925.20
761118FM5	10,791,534.20	-	10,791,534.20	10,527,879.12	(263,655.08)	10,527,879.12	7,898,244.78
761118KU1	8,313,017.07	-	8,313,017.07	8,048,351.68	(264,665.39)	8,048,351.68	4,983,812.76
761118NN4	11,285,348.26	-	11,285,348.26	10,982,282.46	(303,065.80)	10,982,282.46	6,908,850.47
761118RJ9	551,317.20	-	551,317.20	522,283.81	(29,033.39)	522,283.81	290,388.31
761118RM2	23,852,735.80	-	23,852,735.80	22,619,711.71	(1,233,024.09)	22,619,711.71	13,131,342.93
76112BN55	9,452.31	-	9,452.31	8,493.47	(958.84)	8,493.47	16,316.20
79549AYA1	1,661,474.21	-	1,661,474.21	1,430,138.58	(231,335.63)	1,430,138.58	776,829.25
79549AYB9	180,937.10	-	180,937.10	111,626.96	(69,310.14)	111,626.96	96,885.98
81744FDK0	2,290,812.89	-	2,290,812.89	2,269,364.54	(21,448.35)	2,269,364.54	2,049,193.36
84752CAE7	1,727,986.23	-	1,727,986.23	1,653,665.61	(74,320.62)	1,653,665.61	770,148.18
863579KG2	3,863,876.32	-	3,863,876.32	3,795,231.53	(68,644.79)	3,795,231.53	2,581,451.16
863579YR3	9,253,862.38	-	9,253,862.38	8,966,225.84	(287,636.54)	8,966,225.84	6,337,919.78
86358HQW2	18,647.07	-	18,647.07	11,537.27	(7,109.80)	11,537.27	170,667.90
86358RLG0	420,315.74	-	420,315.74	235,746.42	(184,569.32)	235,746.42	262,713.28
86358RSJ7	70,965.43	-	70,965.43	2,839.73	(68,125.70)	2,839.73	22,217.30
86358RUM7	141,829.45	-	141,829.45	109,529.72	(32,299.73)	109,529.72	80,998.92
86358RZC4	249,395.06	-	249,395.06	44,686.59	(204,708.47)	44,686.59	148,614.08
86359A5E9	378,734.74	-	378,734.74	269,582.81	(109,151.93)	269,582.81	214,794.57
86359ADN0	1,103,130.42	-	1,103,130.42	1,072,622.59	(30,507.83)	1,072,622.59	353,240.00
86359AHD8	481,419.23	-	481,419.23	449,620.06	(31,799.17)	449,620.06	352,322.46
86359AKY8	52,679.87	-	52,679.87	17,941.14	(34,738.73)	17,941.14	45,457.03
86359ANH2	1,527,343.89	-	1,527,343.89	1,488,638.16	(38,705.73)	1,488,638.16	1,376,807.19
86359AVY6	422,371.44	-	422,371.44	267,085.31	(155,286.13)	267,085.31	305,827.09
86359AXX6	2,763,277.51	-	2,763,277.51	1,351,109.47	(1,412,168.04)	1,351,109.47	2,373,641.41
86359AZE6	965,347.87	-	965,347.87	496,906.29	(468,441.58)	496,906.29	759,943.49
86359BU82	53,701.78	-	53,701.78	19,190.81	(34,510.97)	19,190.81	9,535.84
86359DUV7	59,401.60	-	59,401.60	33,520.99	(25,880.61)	33,520.99	50,754.19
86360JAA9	12,974,684.64	-	12,974,684.64	12,890,442.62	(84,242.02)	12,890,442.62	6,524,355.67
86360JAN1	4,811,749.07	-	4,811,749.07	4,725,086.83	(86,662.24)	4,725,086.83	2,678,749.74
86361EAM3	3,284.60	-	3,284.60	1,110.83	(2,173.77)	1,110.83	9,061.02
86361EAP6	222.83	-	222.83	12.38	(210.45)	12.38	1,001.48
86361HAZ7	3,464.37	-	3,464.37	3,388.30	(76.07)	3,388.30	28,500.00
86361HBA1	505.52	-	505.52	498.47	(7.05)	498.47	3,808.06
87222EAJ7	13,908.37	-	13,908.37	9,125.69	(4,782.68)	9,125.69	32,841.49
885220FS7	8,959,281.99	-	8,959,281.99	8,834,441.37	(124,840.62)	8,834,441.37	7,735,453.82
89789KAC9	5,349.85	-	5,349.85	5,037.02	(312.83)	5,037.02	25,650.00
929093AA0	1,597,428.30	-	1,597,428.30	1,268,426.46	(329,001.84)	1,268,426.46	417,820.03
929227EN2	362,543.40	-	362,543.40	220,081.19	(142,462.21)	220,081.19	205,190.99
929227XH4	330,035.94	-	330,035.94	108,846.51	(221,189.43)	108,846.51	309,717.42
92922F3L0	54,962,013.73	-	54,962,013.73	53,117,955.74	(1,844,057.99)	53,117,955.74	45,994,942.12
92922F4M7	5,050,741.75	-	5,050,741.75	5,034,693.02	(16,048.73)	5,034,693.02	3,904,442.75
92922F5T1	8,676,171.03	-	8,676,171.03	8,643,649.97	(32,521.06)	8,643,649.97	6,654,817.86
92922F7A0	1,720,425.53	-	1,720,425.53	1,411,799.08	(308,626.45)	1,411,799.08	1,117,432.55
92922F7Q5	11,539,892.29	-	11,539,892.29	11,245,157.66	(294,734.63)	11,245,157.66	8,223,180.13
92922FB72	1,439,734.90	-	1,439,734.90	1,418,949.88	(20,785.02)	1,418,949.88	908,092.62
92922FD21	1,279,734.74	-	1,279,734.74	1,279,450.92	(283.82)	1,279,450.92	1,400,419.08
92922FD47	10,872,612.85	-	10,872,612.85	10,413,753.66	(458,859.19)	10,413,753.66	8,790,572.67
92922FG77	12,617,711.34	-	12,617,711.34	12,291,484.84	(326,226.50)	12,291,484.84	11,366,981.64
92922FJ25	7,421,446.36	-	7,421,446.36	7,410,294.13	(11,152.23)	7,410,294.13	5,642,228.79
92922FQ76	387,249.10	-	387,249.10	259,480.43	(127,768.67)	259,480.43	273,547.29
92922FTJ7	1,639,831.47	-	1,639,831.47	1,553,417.00	(86,414.47)	1,553,417.00	1,119,887.92
92922FU48	7,363,473.60	-	7,363,473.60	7,011,050.80	(352,422.80)	7,011,050.80	6,577,987.03
92922FW61	1,535,445.95	-	1,535,445.95	1,327,639.87	(207,806.08)	1,327,639.87	976,050.54
92922FWU8	4,811,650.60	-	4,811,650.60	4,670,390.57	(141,260.03)	4,670,390.57	3,243,919.64
92922FZF8	10,313,637.83	-	10,313,637.83	9,963,719.10	(349,918.73)	9,963,719.10	7,467,303.34
92925CBB7	5,120,972.13	-	5,120,972.13	5,058,558.70	(62,413.43)	5,058,558.70	3,535,425.05
92926SAE6	3,145,965.68	-	3,145,965.68	3,076,277.60	(69,688.08)	3,076,277.60	2,573,226.72
939336PT4	65,679.94	-	65,679.94	21,740.28	(43,939.66)	21,740.28	61,496.95
939336U35	1,758,275.27	-	1,758,275.27	1,720,040.22	(38,235.05)	1,720,040.22	1,819,234.99
939336X65	13,683,876.25	-	13,683,876.25	13,145,344.03	(538,532.22)	13,145,344.03	10,412,104.84
93934FHC9	10,339,448.82	-	10,339,448.82	10,120,432.78	(219,016.04)	10,120,432.78	6,211,494.25
93934FJQ6	19,266,145.77	-	19,266,145.77	19,003,975.87	(262,169.90)	19,003,975.87	11,360,421.15
93936JAM4	1,729.01	-	1,729.01	864.51	(864.50)	864.51	61,379.90
941034AD2	177,180.98	-	177,180.98	30,720.60	(146,460.38)	30,720.60	105,720.00
949775AC4	432,117.73	-	432,117.73	300,304.89	(131,812.84)	300,304.89	424,486.03
94981VAX5	1,180,397.18	-	1,180,397.18	1,173,574.31	(6,822.87)	1,173,574.31	1,175,928.82
94983CAJ6	20,750,754.03	-	20,750,754.03	20,056,492.24	(694,261.79)	20,056,492.24	20,004,332.78
94983EAH6	16,321,489.18	-	16,321,489.18	16,165,384.72	(156,104.46)	16,165,384.72	13,381,991.09
94983TAE0	12,465,453.87	-	12,465,453.87	12,376,506.12	(88,947.75)	12,376,506.12	11,193,989.73
94983YAQ2	5,185,412.71	-	5,185,412.71	4,872,833.42	(312,579.29)	4,872,833.42	4,438,067.58
L26479NN8	1,237,993.81	-	1,237,993.81	190,460.58	(1,047,533.23)	190,460.58	2,537,166.84
Totals	$1,471,905,695.71	$-	$1,471,905,695.71	$1,391,337,542.96	$(80,568,152.75)	$1,391,337,542.96	$1,015,645,802.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended December 31, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$392,914.51	$-	$392,914.51	$396,890.58	$3,976.07	$396,890.58	$390,925.02
004375CT6	9,408,193.30	-	9,408,193.30	8,562,534.09	(845,659.21)	8,562,534.09	4,783,498.94
00442GAD2	2,437,254.26	-	2,437,254.26	2,602,501.89	165,247.63	2,602,501.89	2,810,710.02
00442KAD3	4,412,473.61	-	4,412,473.61	4,278,160.00	(134,313.61)	4,278,160.00	3,239,750.54
007034AQ4	7,630,054.96	-	7,630,054.96	7,276,503.83	(353,551.13)	7,276,503.83	5,818,807.85
007036CE4	27,673.33	-	27,673.33	20,400.00	(7,273.33)	20,400.00	50,000.00
007036FB7	2,492,010.21	-	2,492,010.21	2,428,083.06	(63,927.15)	2,428,083.06	342,330.05
007036FY7	46,375.37	-	46,375.37	28,660.50	(17,714.87)	28,660.50	16,435.98
007036GB6	1,099,285.00	-	1,099,285.00	485,536.41	(613,748.59)	485,536.41	334,979.48
007037BK9	1,155,650.78	-	1,155,650.78	2,329,100.40	1,173,449.62	2,329,100.40	2,348,442.68
02146QAB9	16,240,391.54	-	16,240,391.54	16,015,900.25	(224,491.29)	16,015,900.25	9,877,931.55
02146TAQ0	18,632,146.52	-	18,632,146.52	18,310,000.00	(322,146.52)	18,310,000.00	16,689,902.25
02146YAD8	24,373,978.67	-	24,373,978.67	24,025,206.43	(348,772.24)	24,025,206.43	15,110,724.55
02147CAA1	10,872,095.79	-	10,872,095.79	10,865,188.19	(6,907.60)	10,865,188.19	6,604,821.67
02147DAB7	13,298,121.74	-	13,298,121.74	13,109,767.02	(188,354.72)	13,109,767.02	7,654,768.27
02147DAV3	2,278,949.00	-	2,278,949.00	2,659,475.64	380,526.64	2,659,475.64	1,973,882.50
02150MAB1	15,971,550.45	-	15,971,550.45	15,530,800.00	(440,750.45)	15,530,800.00	10,502,951.56
02660CAH3	679,469.69	-	679,469.69	321,326.38	(358,143.31)	321,326.38	235,266.88
02660TGN7	10,110,253.97	-	10,110,253.97	10,120,160.05	9,906.08	10,120,160.05	5,690,126.55
02660THA4	46,875.57	-	46,875.57	24,528.00	(22,347.57)	24,528.00	46,199.66
02660THL0	2,025,163.17	-	2,025,163.17	1,930,386.02	(94,777.15)	1,930,386.02	1,187,872.53
02660THT3	858,211.34	-	858,211.34	850,081.22	(8,130.12)	850,081.22	619,923.02
026929AD1	10,298,954.58	-	10,298,954.58	10,276,184.27	(22,770.31)	10,276,184.27	5,997,805.45
040104QN4	5,462,960.22	-	5,462,960.22	5,226,483.12	(236,477.10)	5,226,483.12	4,367,234.37
040104RV5	3,393,536.86	-	3,393,536.86	3,270,607.13	(122,929.73)	3,270,607.13	2,293,163.73
040104TF8	246,802.64	-	246,802.64	198,581.55	(48,221.09)	198,581.55	88,737.21
040104TG6	1,456,597.13	-	1,456,597.13	1,425,744.54	(30,852.59)	1,425,744.54	1,064,187.77
04012XAC9	586,310.20	-	586,310.20	319,925.46	(266,384.74)	319,925.46	216,293.42
05946XYB3	101,049.09	-	101,049.09	78,147.33	(22,901.76)	78,147.33	99,674.88
05948XPR6	2,082,465.13	-	2,082,465.13	557,100.77	(1,525,364.36)	557,100.77	1,231,958.53
05948XR52	474,971.01	-	474,971.01	91,470.39	(383,500.62)	91,470.39	188,272.14
05948XVH1	1,497,402.87	-	1,497,402.87	306,092.32	(1,191,310.55)	306,092.32	528,786.24
05948XVJ7	875,432.60	-	875,432.60	59,070.79	(816,361.81)	59,070.79	194,455.04
05949ALH1	2,910,262.88	-	2,910,262.88	2,855,947.26	(54,315.62)	2,855,947.26	2,746,262.47
05949AZG8	2,582,766.65	-	2,582,766.65	2,576,970.81	(5,795.84)	2,576,970.81	2,207,564.74
05950DAA8	12,267,524.43	-	12,267,524.43	12,223,571.80	(43,952.63)	12,223,571.80	9,373,865.03
07325VAG9	2,691,014.91	-	2,691,014.91	2,754,647.19	63,632.28	2,754,647.19	2,386,917.47
07384YNJ1	1,567,883.79	-	1,567,883.79	1,456,356.93	(111,526.86)	1,456,356.93	1,508,651.85
07384YPP5	4,596,090.24	-	4,596,090.24	3,674,174.67	(921,915.57)	3,674,174.67	999,108.79
073852AD7	2,164,167.52	-	2,164,167.52	1,934,225.00	(229,942.52)	1,934,225.00	1,185,850.00
07386HCM1	1,410,030.52	-	1,410,030.52	1,056,536.60	(353,493.92)	1,056,536.60	706,759.77
07386HCP4	184,720.16	-	184,720.16	39,486.65	(145,233.51)	39,486.65	69,911.61
07386HEN7	795,472.39	-	795,472.39	82,841.96	(712,630.43)	82,841.96	167,872.33
07386HHW4	28,412.44	-	28,412.44	23,711.51	(4,700.93)	23,711.51	118,363.69
07386HJL6	383,091.71	-	383,091.71	153,449.10	(229,642.61)	153,449.10	282,792.72
07386HLU3	9,848.96	-	9,848.96	8,937.40	(911.56)	8,937.40	68,639.21
07386HTQ4	415,178.41	-	415,178.41	250,591.67	(164,586.74)	250,591.67	347,054.18
073879PA0	1,795,558.69	-	1,795,558.69	1,668,300.00	(127,258.69)	1,668,300.00	661,470.00
073879QF8	1,097,646.34	-	1,097,646.34	1,108,896.41	11,250.07	1,108,896.41	629,200.12
073879Z92	11,677,483.85	-	11,677,483.85	11,388,410.35	(289,073.50)	11,388,410.35	3,777,103.02
07387AFA8	377,451.26	-	377,451.26	108,445.71	(269,005.55)	108,445.71	219,172.61
07387UHB0	2,977.83	-	2,977.83	-	(2,977.83)	-	9,898.61
07388UAB6	1,532,487.32	-	1,532,487.32	1,506,514.36	(25,972.96)	1,506,514.36	1,323,491.65
07389LAA7	854,961.17	-	854,961.17	851,520.28	(3,440.89)	851,520.28	759,409.75
07389PAY6	354,984.94	-	354,984.94	293,211.80	(61,773.14)	293,211.80	285,271.62
07389VAA5	1,725,560.82	-	1,725,560.82	1,715,357.28	(10,203.54)	1,715,357.28	1,617,545.00
07400XAB4	3,600,099.61	-	3,600,099.61	3,429,090.00	(171,009.61)	3,429,090.00	1,712,050.20
07401EAA7	10,274,180.08	-	10,274,180.08	10,365,076.78	90,896.70	10,365,076.78	8,625,676.27
07401LAA1	15,877,589.54	-	15,877,589.54	15,533,760.67	(343,828.87)	15,533,760.67	9,168,168.09
07401LAQ6	4,389,861.34	-	4,389,861.34	4,162,869.65	(226,991.69)	4,162,869.65	2,452,575.10
07401LAU7	(5,586.31)	-	(5,586.31)	-	5,586.31	-	-
07820QAY1	17,991,396.58	-	17,991,396.58	17,874,223.26	(117,173.32)	17,874,223.26	12,522,069.85
078446AB7	166,400.00	-	166,400.00	158,000.00	(8,400.00)	158,000.00	158,000.00
12489WQE7	1,538,342.85	-	1,538,342.85	1,345,000.00	(193,342.85)	1,345,000.00	927,180.00
12489WQH0	103,752.46	-	103,752.46	46,000.00	(57,752.46)	46,000.00	88,533.52
1248MEAE9	1,353,070.11	-	1,353,070.11	1,200,600.00	(152,470.11)	1,200,600.00	1,125,220.73
1248MEAG4	955,591.98	-	955,591.98	943,054.18	(12,537.80)	943,054.18	980,168.04
1248RHAD9	4,642,110.21	-	4,642,110.21	4,350,796.19	(291,314.02)	4,350,796.19	2,686,481.24
12498NAB9	1,296,327.42	-	1,296,327.42	1,300,043.64	3,716.22	1,300,043.64	1,022,226.52
12567AAF4	469,562.67	-	469,562.67	464,059.25	(5,503.42)	464,059.25	705,163.45
12629EAK1	16,909.19	-	16,909.19	8,122.99	(8,786.20)	8,122.99	44,561.95
12638PAL3	1,058.97	-	1,058.97	889.65	(169.32)	889.65	7,735.64
126670JD1	1,422,556.94	-	1,422,556.94	1,345,460.94	(77,096.00)	1,345,460.94	1,209,221.78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
126670KN7	$1,882,551.51	$-	$1,882,551.51	$1,819,500.00	$(63,051.51)	$1,819,500.00	$828,559.17
126670LP1	5,761,620.57	-	5,761,620.57	4,200,800.00	(1,560,820.57)	4,200,800.00	2,006,123.20
126670WT1	5,049,493.61	-	5,049,493.61	5,048,456.17	(1,037.44)	5,048,456.17	3,955,237.36
12667F2A2	107,950.75	-	107,950.75	81,501.98	(26,448.77)	81,501.98	57,031.63
12667GR62	12,034,217.30	-	12,034,217.30	12,073,212.23	38,994.93	12,073,212.23	7,916,470.73
12667GRW5	799,879.55	-	799,879.55	797,958.85	(1,920.70)	797,958.85	404,879.54
12667GS20	15,311,868.14	-	15,311,868.14	15,354,951.99	43,083.85	15,354,951.99	8,628,835.58
12667GWF6	9,652,027.05	-	9,652,027.05	9,489,259.99	(162,767.06)	9,489,259.99	4,902,737.70
12667NAC2	251,911.17	-	251,911.17	249,866.00	(2,045.17)	249,866.00	218,280.00
12668A3Q6	9,699,104.28	-	9,699,104.28	9,668,991.25	(30,113.03)	9,668,991.25	3,546,923.33
12668A3V5	6,673.14	-	6,673.14	5,302.70	(1,370.44)	5,302.70	30,555.79
12668A4B8	16,977,160.10	-	16,977,160.10	16,673,192.76	(303,967.34)	16,673,192.76	8,866,596.30
12668A4G7	15,366.29	-	15,366.29	13,010.94	(2,355.35)	13,010.94	68,978.49
12668ACZ6	4,065,168.53	-	4,065,168.53	4,050,696.56	(14,471.97)	4,050,696.56	2,424,715.75
12668AEV3	13,357,271.07	-	13,357,271.07	13,287,158.65	(70,112.42)	13,287,158.65	7,744,665.35
12668APF6	397,190.95	-	397,190.95	435,894.80	38,703.85	435,894.80	508,677.53
12668AWQ4	3,410.61	-	3,410.61	3,185.74	(224.87)	3,185.74	29,978.75
12668BAU7	198,182.44	-	198,182.44	158,915.95	(39,266.49)	158,915.95	206,969.20
12668BB77	26,825,369.39	-	26,825,369.39	26,552,823.77	(272,545.62)	26,552,823.77	16,278,170.18
12668BDR1	9,544.23	-	9,544.23	8,262.10	(1,282.13)	8,262.10	65,796.36
126694F86	2,247.30	-	2,247.30	1,534.92	(712.38)	1,534.92	18,129.36
126694YM4	3,906,587.42	-	3,906,587.42	3,782,512.07	(124,075.35)	3,782,512.07	1,932,468.84
126694YW2	3,829.91	-	3,829.91	2,948.00	(881.91)	2,948.00	41,491.76
126694ZB7	14,982.76	-	14,982.76	10,500.00	(4,482.76)	10,500.00	57,324.50
126694ZD3	1,305.16	-	1,305.16	1,177.20	(127.96)	1,177.20	6,312.54
12669D3C0	511,405.49	-	511,405.49	486,445.28	(24,960.21)	486,445.28	264,997.60
12669E6K7	1,275,099.03	-	1,275,099.03	607,888.89	(667,210.14)	607,888.89	920,106.92
12669EH33	228,927.15	-	228,927.15	242,713.34	13,786.19	242,713.34	233,043.73
12669EJ56	270,811.58	-	270,811.58	24,997.89	(245,813.69)	24,997.89	61,567.92
12669FVD2	1,007,377.18	-	1,007,377.18	999,911.94	(7,465.24)	999,911.94	981,585.71
12669FXR9	653,960.69	-	653,960.69	641,741.88	(12,218.81)	641,741.88	425,790.53
12669GKH3	14,665,275.18	-	14,665,275.18	14,590,699.61	(74,575.57)	14,590,699.61	10,100,291.01
12669GMS7	313,009.05	-	313,009.05	299,972.64	(13,036.41)	299,972.64	179,157.58
12669GPB1	14,601.77	-	14,601.77	14,549.74	(52.03)	14,549.74	53,564.67
12669GRM5	3,081,233.74	-	3,081,233.74	3,352,603.86	271,370.12	3,352,603.86	1,882,027.27
12669GRQ6	9,109,436.68	-	9,109,436.68	8,824,803.62	(284,633.06)	8,824,803.62	5,379,170.19
12669GTV3	421,794.46	-	421,794.46	420,982.68	(811.78)	420,982.68	230,737.93
12669GUR0	4,179,563.69	-	4,179,563.69	4,148,210.13	(31,353.56)	4,148,210.13	2,417,636.96
12669UBB5	497,411.54	-	497,411.54	493,894.86	(3,516.68)	493,894.86	491,696.29
17307GH76	397,457.47	-	397,457.47	382,054.30	(15,403.17)	382,054.30	266,796.74
17307GH84	128,097.34	-	128,097.34	107,648.21	(20,449.13)	107,648.21	107,719.90
17307GN79	64,434.59	-	64,434.59	(6,343.76)	(70,778.35)	(6,343.76)	91,934.55
17309CAL9	7,182.19	-	7,182.19	-	(7,182.19)	-	24,758.15
17309MAF0	58,628.93	-	58,628.93	43,394.40	(15,234.53)	43,394.40	57,177.44
17309NAH4	373,732.49	-	373,732.49	334,800.00	(38,932.49)	334,800.00	1,298,044.40
17309QAM6	4,197.12	-	4,197.12	3,000.00	(1,197.12)	3,000.00	9,824.40
17309RAM4	10,591.41	-	10,591.41	5,869.13	(4,722.28)	5,869.13	55,161.47
17309SAM2	2,553.02	-	2,553.02	1,448.00	(1,105.02)	1,448.00	2,452.48
17309YAJ6	25,648.97	-	25,648.97	3,103.02	(22,545.95)	3,103.02	97,677.60
17309YAK3	2,055.84	-	2,055.84	-	(2,055.84)	-	18,843.16
17310UAE2	4,863.91	-	4,863.91	3,149.20	(1,714.71)	3,149.20	37,856.60
22540V3F7	2,411,427.95	-	2,411,427.95	2,321,586.20	(89,841.75)	2,321,586.20	1,248,566.68
22540V5D0	87,109.83	-	87,109.83	77,223.00	(9,886.83)	77,223.00	74,577.85
22541N5E5	1,341,369.91	-	1,341,369.91	429,412.25	(911,957.66)	429,412.25	681,963.97
22541NR68	91,777.21	-	91,777.21	64,007.81	(27,769.40)	64,007.81	36,806.33
22541Q4M1	1,243,941.82	-	1,243,941.82	951,213.77	(292,728.05)	951,213.77	606,698.16
22541QA44	1,590,638.83	-	1,590,638.83	1,124,084.31	(466,554.52)	1,124,084.31	674,486.19
22541QDA7	1,002,335.52	-	1,002,335.52	902,832.43	(99,503.09)	902,832.43	551,737.51
22541QDB5	498,362.48	-	498,362.48	179,078.08	(319,284.40)	179,078.08	293,133.14
22541QJR4	557,142.26	-	557,142.26	160,749.67	(396,392.59)	160,749.67	231,142.96
22541QV25	694,071.00	-	694,071.00	33,535.67	(660,535.33)	33,535.67	88,578.43
22541SRZ3	4,975.02	-	4,975.02	-	(4,975.02)	-	57,754.68
2254W0KK0	(114,853.15)	-	(114,853.15)	9,127.39	123,980.54	9,127.39	145,406.11
22943HAD8	12,658,026.12	-	12,658,026.12	11,979,500.00	(678,526.12)	11,979,500.00	3,107,109.00
23242TAB2	3,876,054.68	-	3,876,054.68	3,667,644.39	(208,410.29)	3,667,644.39	3,482,624.36
23243AAD8	1,268,803.87	-	1,268,803.87	1,258,403.49	(10,400.38)	1,258,403.49	762,487.54
23244LAB7	2,921,778.81	-	2,921,778.81	2,692,489.24	(229,289.57)	2,692,489.24	2,917,292.00
23245QAA7	2,568,138.12	-	2,568,138.12	2,562,342.02	(5,796.10)	2,562,342.02	1,698,820.61
23248AAJ0	1,208,310.57	-	1,208,310.57	1,157,582.75	(50,727.82)	1,157,582.75	1,035,893.64
23332UAS3	199,348.78	-	199,348.78	188,388.88	(10,959.90)	188,388.88	64,507.98
23332UCM4	628,465.64	-	628,465.64	627,691.34	(774.30)	627,691.34	392,394.03
251508AB3	10,150,913.78	-	10,150,913.78	9,685,446.31	(465,467.47)	9,685,446.31	5,756,383.64
25150PAD1	738.34	-	738.34	537.08	(201.26)	537.08	779.86
251510HS5	12,076,035.59	-	12,076,035.59	11,980,270.70	(95,764.89)	11,980,270.70	8,391,267.44
25151AAA9	6,156,622.27	-	6,156,622.27	5,886,248.70	(270,373.57)	5,886,248.70	3,673,969.96
251563DR0	32,476.26	-	32,476.26	17,900.81	(14,575.45)	17,900.81	97,307.20
26441EAC5	284,250.00	-	284,250.00	251,750.00	(32,500.00)	251,750.00	250,000.00
26441NAA9	16,200.00	-	16,200.00	-	(16,200.00)	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
26441NAB7	$10,800.00	$-	$10,800.00	$-	$(10,800.00)	$-	$-
30251YAB4	9,121,482.29	-	9,121,482.29	9,096,257.47	(25,224.82)	9,096,257.47	6,851,854.85
32051DQ62	1,061,091.21	-	1,061,091.21	388,057.22	(673,033.99)	388,057.22	453,199.81
32051DRA2	109,062.39	-	109,062.39	106,337.62	(2,724.77)	106,337.62	99,813.99
32051GBV6	187,895.70	-	187,895.70	126,531.75	(61,363.95)	126,531.75	146,678.33
32051GCF0	192,738.63	-	192,738.63	50,620.75	(142,117.88)	50,620.75	92,555.98
32051GVN2	3,158,791.63	-	3,158,791.63	3,062,503.01	(96,288.62)	3,062,503.01	3,041,436.06
32051GZS7	6,908,445.51	-	6,908,445.51	6,874,600.00	(33,845.51)	6,874,600.00	5,970,500.80
32056CAH2	17,195,946.42	-	17,195,946.42	17,168,868.00	(27,078.42)	17,168,868.00	12,910,676.34
32113JAA3	713,670.08	-	713,670.08	711,792.32	(1,877.76)	711,792.32	374,625.04
35729RAE6	7,103,874.77	-	7,103,874.77	6,989,036.57	(114,838.20)	6,989,036.57	6,175,384.09
35952Z007	8,065,469.65	-	8,065,469.65	5,923,357.50	(2,142,112.15)	5,923,357.50	2,685,858.70
35952Z023	6,509,562.82	-	6,509,562.82	4,511,207.33	(1,998,355.49)	4,511,207.33	2,071,187.74
35952Z031	6,890,943.12	-	6,890,943.12	4,688,529.86	(2,202,413.26)	4,688,529.86	2,036,793.37
35952Z049	5,920,336.51	-	5,920,336.51	4,383,058.82	(1,537,277.69)	4,383,058.82	1,719,720.00
35952Z056	6,015,993.51	-	6,015,993.51	4,285,422.23	(1,730,571.28)	4,285,422.23	1,640,899.51
35952Z064	6,114,977.70	-	6,114,977.70	4,622,032.20	(1,492,945.50)	4,622,032.20	1,736,917.20
35952ZA06	11,259,327.98	-	11,259,327.98	12,498,712.40	1,239,384.42	12,498,712.40	4,604,527.38
35952ZA14	525,997.04	-	525,997.04	581,463.24	55,466.20	581,463.24	206,481.07
35952ZA22	879,036.26	-	879,036.26	891,667.03	12,630.77	891,667.03	319,638.64
36228FWU6	1,772,489.98	-	1,772,489.98	1,666,967.85	(105,522.13)	1,666,967.85	862,761.89
362334EB6	9,599,991.93	-	9,599,991.93	9,320,003.40	(279,988.53)	9,320,003.40	7,490,942.58
36242D3Z4	57,525.76	-	57,525.76	38,760.00	(18,765.76)	38,760.00	35,757.60
36242DGA5	130,459.06	-	130,459.06	72,347.83	(58,111.23)	72,347.83	68,110.75
362437AC9	2,400,982.68	-	2,400,982.68	2,435,483.10	34,500.42	2,435,483.10	1,994,990.42
362480AD7	16,297,435.82	-	16,297,435.82	15,919,814.77	(377,621.05)	15,919,814.77	8,176,528.40
39538RBB4	13,683,066.88	-	13,683,066.88	13,663,955.41	(19,111.47)	13,663,955.41	7,674,341.82
39538WBH0	12,049.27	-	12,049.27	8,462.30	(3,586.97)	8,462.30	19,127.00
39539GAA0	5,437,538.55	-	5,437,538.55	5,402,943.73	(34,594.82)	5,402,943.73	3,151,642.90
40430HAJ7	68,648.39	-	68,648.39	25,350.40	(43,297.99)	25,350.40	61,780.60
40430HBH0	6,438.06	-	6,438.06	2,850.00	(3,588.06)	2,850.00	7,418.85
40430HBJ6	575.14	-	575.14	-	(575.14)	-	1,578.67
40430HCQ9	3,267.41	-	3,267.41	2,200.00	(1,067.41)	2,200.00	11,853.80
40430HEB0	40,225.13	-	40,225.13	32,045.00	(8,180.13)	32,045.00	72,018.60
40430HFL7	1,906,241.76	-	1,906,241.76	1,905,800.00	(441.76)	1,905,800.00	1,430,500.00
40430MAB3	417,243.03	-	417,243.03	464,426.75	47,183.72	464,426.75	352,134.61
40431HAT4	(1,243.19)	-	(1,243.19)	84.55	1,327.74	84.55	23,686.62
40431KAE0	5,616,940.27	-	5,616,940.27	5,404,731.70	(212,208.57)	5,404,731.70	5,004,585.48
40431KAL4	247.98	-	247.98	115.03	(132.95)	115.03	9,863.13
40431RAN5	7,087.43	-	7,087.43	4,200.00	(2,887.43)	4,200.00	40,650.00
40431XAF9	1,186,537.22	-	1,186,537.22	1,159,500.00	(27,037.22)	1,159,500.00	2,549,782.00
41161PA86	1,932,863.68	-	1,932,863.68	1,946,607.10	13,743.42	1,946,607.10	1,579,448.32
41161PH55	2,308.18	-	2,308.18	1,361.08	(947.10)	1,361.08	34,968.16
41161PHC0	8,684,339.77	-	8,684,339.77	8,650,857.66	(33,482.11)	8,650,857.66	6,046,837.12
41161PHU0	8,248,074.03	-	8,248,074.03	8,260,672.16	12,598.13	8,260,672.16	6,028,918.93
41161PHZ9	105,317.98	-	105,317.98	49,376.44	(55,941.54)	49,376.44	169,736.74
41161PKH5	703,592.11	-	703,592.11	693,970.59	(9,621.52)	693,970.59	369,720.57
41161PL43	21,312,175.88	-	21,312,175.88	21,067,464.83	(244,711.05)	21,067,464.83	13,010,953.08
41161PLR2	13,570,563.22	-	13,570,563.22	13,553,010.79	(17,552.43)	13,553,010.79	8,267,824.75
41161PMG5	16,528,742.13	-	16,528,742.13	16,420,663.89	(108,078.24)	16,420,663.89	9,831,420.53
41161PQU0	14,247,339.00	-	14,247,339.00	14,119,857.84	(127,481.16)	14,119,857.84	8,182,334.16
41161PSC8	9,057.18	-	9,057.18	(11,726.62)	(20,783.80)	(11,726.62)	94,792.19
41161PTN3	2,352,983.33	-	2,352,983.33	2,338,387.78	(14,595.55)	2,338,387.78	1,286,123.03
41161PTP8	860,946.29	-	860,946.29	795,970.32	(64,975.97)	795,970.32	461,410.28
41161PWB5	7,640,228.26	-	7,640,228.26	7,589,704.81	(50,523.45)	7,589,704.81	4,265,834.61
41161PXH1	883,571.47	-	883,571.47	865,233.01	(18,338.46)	865,233.01	530,313.95
41164LAB5	16,324,343.45	-	16,324,343.45	16,026,074.34	(298,269.11)	16,026,074.34	8,166,968.73
43739EAP2	21,270,837.01	-	21,270,837.01	21,234,151.29	(36,685.72)	21,234,151.29	11,958,425.86
43739EBJ5	9,849,040.21	-	9,849,040.21	9,836,426.12	(12,614.09)	9,836,426.12	7,050,584.45
43739EBS5	9,761,473.92	-	9,761,473.92	9,739,688.58	(21,785.34)	9,739,688.58	7,491,729.31
44328AAB6	72,387.91	-	72,387.91	68,804.39	(3,583.52)	68,804.39	82,413.19
45254NHV2	351,070.12	-	351,070.12	350,054.35	(1,015.77)	350,054.35	118,198.60
45254NKK2	1,662.13	-	1,662.13	(4,540.56)	(6,202.69)	(4,540.56)	59,521.89
45254NNP8	14,514,889.48	-	14,514,889.48	14,347,261.74	(167,627.74)	14,347,261.74	9,219,523.58
45254NPA9	16,488,639.41	-	16,488,639.41	16,545,405.79	56,766.38	16,545,405.79	11,378,134.66
45254NPG6	1,326,995.88	-	1,326,995.88	1,319,430.88	(7,565.00)	1,319,430.88	726,877.60
45254NPU5	5,842,116.51	-	5,842,116.51	5,842,706.05	589.54	5,842,706.05	3,342,705.65
45254TSM7	4,706,017.40	-	4,706,017.40	4,671,005.96	(35,011.44)	4,671,005.96	1,902,063.76
452570AA2	78,979.72	-	78,979.72	69,313.68	(9,666.04)	69,313.68	56,900.86
45257EAA2	4,858,654.29	-	4,858,654.29	4,744,758.79	(113,895.50)	4,744,758.79	2,146,887.55
45660L4P1	57,105.29	-	57,105.29	1,487.39	(55,617.90)	1,487.39	2,974.77
45660LGX1	55,462.51	-	55,462.51	26,390.73	(29,071.78)	26,390.73	44,753.20
45660LR84	17,959.47	-	17,959.47	314.71	(17,644.76)	314.71	125,577.31
45660LVD8	29,293.49	-	29,293.49	20,639.38	(8,654.11)	20,639.38	32,388.63
45660LW96	4,198,962.53	-	4,198,962.53	3,976,700.61	(222,261.92)	3,976,700.61	2,275,550.77
45660LWD7	3,585,120.26	-	3,585,120.26	3,648,215.73	63,095.47	3,648,215.73	2,987,251.47
45660LYW3	5,093,081.02	-	5,093,081.02	4,859,106.65	(233,974.37)	4,859,106.65	2,460,258.47
45660N5H4	6,940,643.73	-	6,940,643.73	6,872,107.52	(68,536.21)	6,872,107.52	4,951,097.58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NRB3	$1,046,779.44	$-	$1,046,779.44	$956,329.19	$(90,450.25)	$956,329.19	$549,296.43
45661LAG3	6,278,951.15	-	6,278,951.15	6,219,245.94	(59,705.21)	6,219,245.94	3,878,668.50
45662BAJ8	117,708.71	-	117,708.71	52,382.87	(65,325.84)	52,382.87	96,349.55
45664BAE7	31,930.23	-	31,930.23	19,321.22	(12,609.01)	19,321.22	59,107.26
45667QAJ0	9,023.13	-	9,023.13	-	(9,023.13)	-	22,839.71
45667WAA6	5,365,903.21	-	5,365,903.21	5,411,747.26	45,844.05	5,411,747.26	3,202,501.98
45667WAC2	547,486.67	-	547,486.67	763,285.49	215,798.82	763,285.49	615,123.57
45668WAE7	400,512.99	-	400,512.99	314,114.04	(86,398.95)	314,114.04	661,985.18
464126BW0	598,566.21	-	598,566.21	111,704.79	(486,861.42)	111,704.79	320,035.54
46412AAD4	4,121,977.45	-	4,121,977.45	4,101,600.00	(20,377.45)	4,101,600.00	3,652,259.00
466247NC3	671,953.93	-	671,953.93	547,381.34	(124,572.59)	547,381.34	511,342.55
466247UG6	3,233,027.72	-	3,233,027.72	3,098,218.17	(134,809.55)	3,098,218.17	2,561,267.89
466247XE8	7,272,359.33	-	7,272,359.33	7,264,895.35	(7,463.98)	7,264,895.35	4,755,810.49
46626CBS8	499,730.40	-	499,730.40	490,727.81	(9,002.59)	490,727.81	912,998.60
466284AG1	37.46	-	37.46	32.45	(5.01)	32.45	28.75
466286AH4	307.91	-	307.91	217.20	(90.71)	217.20	484.46
46629QAR7	13,880.46	-	13,880.46	3,800.00	(10,080.46)	3,800.00	34,136.00
46629QAU0	1,464,528.27	-	1,464,528.27	1,404,150.00	(60,378.27)	1,404,150.00	1,106,352.50
46629TAP5	15,869.93	-	15,869.93	10,800.00	(5,069.93)	10,800.00	73,142.00
46630KAA4	1,602,207.06	-	1,602,207.06	1,530,732.32	(71,474.74)	1,530,732.32	1,317,540.34
525221CD7	716,769.44	-	716,769.44	484,971.00	(231,798.44)	484,971.00	90,215.24
525221CE5	289.33	-	289.33	-	(289.33)	-	7,854.89
525221DV6	3,449.65	-	3,449.65	2,394.94	(1,054.71)	2,394.94	86,338.90
525221FE2	7,720.86	-	7,720.86	3,363.20	(4,357.66)	3,363.20	12,358.50
525221JA6	116,346.84	-	116,346.84	81,030.00	(35,316.84)	81,030.00	406,247.24
525226AL0	1,055,302.54	-	1,055,302.54	997,957.40	(57,345.14)	997,957.40	102,952.50
525229AG5	1,931,253.09	-	1,931,253.09	1,680,020.00	(251,233.09)	1,680,020.00	1,273,802.56
52524VAG4	14,474,664.81	-	14,474,664.81	14,416,315.57	(58,349.24)	14,416,315.57	8,784,292.16
52524YAF0	13,450,949.29	-	13,450,949.29	13,386,690.17	(64,259.12)	13,386,690.17	7,263,302.75
55027AAU4	6,219,823.70	-	6,219,823.70	6,105,504.94	(114,318.76)	6,105,504.94	3,131,646.74
56119LAG8	1,531,598.40	-	1,531,598.40	1,186,038.30	(345,560.10)	1,186,038.30	214,965.00
576433FP6	771,580.52	-	771,580.52	716,828.32	(54,752.20)	716,828.32	213,700.43
576433GW0	2,295,240.95	-	2,295,240.95	1,556,877.33	(738,363.62)	1,556,877.33	646,036.06
57643LMP8	1,993,072.89	-	1,993,072.89	1,947,900.00	(45,172.89)	1,947,900.00	1,002,042.90
576444AA1	(779.62)	-	(779.62)	-	779.62	-	-
5899293W6	1,807,333.19	-	1,807,333.19	1,786,708.53	(20,624.66)	1,786,708.53	944,289.17
589929E87	1,448,488.04	-	1,448,488.04	1,279,493.11	(168,994.93)	1,279,493.11	837,606.22
589929P69	830,665.30	-	830,665.30	478,173.69	(352,491.61)	478,173.69	461,485.74
589929X29	5,532,994.49	-	5,532,994.49	5,493,059.31	(39,935.18)	5,493,059.31	3,800,413.69
59020UQ57	3,596,606.83	-	3,596,606.83	3,585,447.04	(11,159.79)	3,585,447.04	1,908,268.00
590212AB2	253,386.47	-	253,386.47	248,375.12	(5,011.35)	248,375.12	255,826.54
59023FAA3	176,165.41	-	176,165.41	130,914.20	(45,251.21)	130,914.20	132,099.73
59023WAG3	32,000.47	-	32,000.47	21,300.00	(10,700.47)	21,300.00	36,446.40
59024UAB7	1,566,860.27	-	1,566,860.27	1,598,526.69	31,666.42	1,598,526.69	1,515,062.94
617451DQ9	10,030,791.45	-	10,030,791.45	9,954,962.94	(75,828.51)	9,954,962.94	8,429,423.39
61748HRF0	2,763.46	-	2,763.46	-	(2,763.46)	-	91.39
61750FAE0	739,608.63	-	739,608.63	679,675.00	(59,933.63)	679,675.00	541,904.34
61751JAQ4	24,575.78	-	24,575.78	13,759.20	(10,816.58)	13,759.20	47,797.93
617526AE8	330,663.44	-	330,663.44	313,885.00	(16,778.44)	313,885.00	247,384.92
61753VAG7	1,369.53	-	1,369.53	960.00	(409.53)	960.00	3,245.84
61755FAE5	13,795.30	-	13,795.30	6,720.00	(7,075.30)	6,720.00	41,503.98
61757MAB4	2,416,976.44	-	2,416,976.44	2,191,534.85	(225,441.59)	2,191,534.85	2,104,833.35
61915RAZ9	(48,861.61)	-	(48,861.61)	(99,571.12)	(50,709.51)	(99,571.12)	21,658.12
61915RBB1	8,041,934.45	-	8,041,934.45	7,966,617.83	(75,316.62)	7,966,617.83	5,094,346.85
638728AC9	2,529,371.10	-	2,529,371.10	2,436,780.50	(92,590.60)	2,436,780.50	1,983,431.19
64352VPC9	13,538.07	-	13,538.07	7,000.00	(6,538.07)	7,000.00	9,830.40
64352VQR5	7,173,253.21	-	7,173,253.21	6,896,118.38	(277,134.83)	6,896,118.38	6,400,272.64
65106FAB8	12,246,548.33	-	12,246,548.33	11,793,326.27	(453,222.06)	11,793,326.27	8,280,989.02
65106FAG7	393,807.29	-	393,807.29	204,425.00	(189,382.29)	204,425.00	693,283.63
65535VEY0	439,294.57	-	439,294.57	330,026.26	(109,268.31)	330,026.26	649,249.81
65535VLQ9	10,002.24	-	10,002.24	7,670.51	(2,331.73)	7,670.51	53,267.93
65535VPK8	1,862.16	-	1,862.16	-	(1,862.16)	-	6,932.41
65535VSQ2	19,886.90	-	19,886.90	7,198.79	(12,688.11)	7,198.79	38,984.74
65535VUS5	2,700,789.29	-	2,700,789.29	2,764,641.09	63,851.80	2,764,641.09	2,166,578.74
65537BAG5	66,290.17	-	66,290.17	45,150.00	(21,140.17)	45,150.00	161,976.15
65538DAA3	3,587,773.52	-	3,587,773.52	3,545,133.47	(42,640.05)	3,545,133.47	2,582,862.12
66987WDE4	2,625,510.75	-	2,625,510.75	2,428,800.00	(196,710.75)	2,428,800.00	1,196,770.74
669884AF5	19,285.80	-	19,285.80	11,250.00	(8,035.80)	11,250.00	20,330.50
68389FBW3	33,467.51	-	33,467.51	32,514.84	(952.67)	32,514.84	26,461.32
69121PDE0	337,904.52	-	337,904.52	330,332.54	(7,571.98)	330,332.54	342,386.82
74922MAB7	11,431,419.30	-	11,431,419.30	12,060,094.72	628,675.42	12,060,094.72	6,799,658.99
74922MAC5	1,608,236.42	-	1,608,236.42	1,589,031.34	(19,205.08)	1,589,031.34	938,655.75
74924YAH6	18,269.99	-	18,269.99	8,550.00	(9,719.99)	8,550.00	18,488.81
74951PBT4	5,484,649.92	-	5,484,649.92	2,882,847.76	(2,601,802.16)	2,882,847.76	3,317,692.94
74951PBV9	1,236,488.82	-	1,236,488.82	367,538.91	(868,949.91)	367,538.91	634,193.57
75114NAA2	12,415,475.64	-	12,415,475.64	12,592,378.28	176,902.64	12,592,378.28	7,078,169.46
75114NAB0	4,382,484.62	-	4,382,484.62	4,341,810.74	(40,673.88)	4,341,810.74	2,673,649.69
75156XAC5	1,406,146.85	-	1,406,146.85	1,330,200.00	(75,946.85)	1,330,200.00	899,292.00
75405KAG3	16,425.07	-	16,425.07	12,300.00	(4,125.07)	12,300.00	75,213.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75970JAL0	$61,163.35	$-	$61,163.35	$48,650.00	$(12,513.35)	$48,650.00	$92,067.50
75971EAK2	101,429.40	-	101,429.40	89,250.00	(12,179.40)	89,250.00	247,528.76
76110GJ85	3,864,459.70	-	3,864,459.70	3,665,252.74	(199,206.96)	3,665,252.74	3,061,346.35
76110GTL5	1,463,336.67	-	1,463,336.67	1,300,907.44	(162,429.23)	1,300,907.44	1,302,525.24
76110H4M8	288,079.24	-	288,079.24	294,469.45	6,390.21	294,469.45	165,342.19
76110H5D7	4,105.91	-	4,105.91	-	(4,105.91)	-	8,182.00
76110HKX6	7,893,012.90	-	7,893,012.90	6,186,611.22	(1,706,401.68)	6,186,611.22	4,372,713.03
76110HKY4	1,278,603.06	-	1,278,603.06	508,627.13	(769,975.93)	508,627.13	472,017.62
76110W4J2	9,281.19	-	9,281.19	5,900.00	(3,381.19)	5,900.00	15,173.50
761118FM5	11,578,199.50	-	11,578,199.50	11,351,800.46	(226,399.04)	11,351,800.46	8,055,693.27
761118FQ6	(5,394.10)	-	(5,394.10)	684.04	6,078.14	684.04	815.88
761118LA4	89,364.47	-	89,364.47	19,128.92	(70,235.55)	19,128.92	53,689.56
761118NN4	11,750,031.34	-	11,750,031.34	11,683,514.47	(66,516.87)	11,683,514.47	6,831,233.12
761118RJ9	584,954.38	-	584,954.38	586,526.40	1,572.02	586,526.40	294,944.40
761118WP9	14,619,263.04	-	14,619,263.04	14,876,489.48	257,226.44	14,876,489.48	8,313,574.28
761118WS3	383.75	-	383.75	227.01	(156.74)	227.01	225.89
76112B4M9	2,439,020.27	-	2,439,020.27	2,404,349.19	(34,671.08)	2,404,349.19	2,019,551.99
76112BK66	11,985.79	-	11,985.79	6,300.00	(5,685.79)	6,300.00	10,654.50
76112BN55	24,080.01	-	24,080.01	14,400.00	(9,680.01)	14,400.00	16,935.00
76113ABJ9	1,388,640.81	-	1,388,640.81	1,337,600.00	(51,040.81)	1,337,600.00	859,889.60
79549ASM2	528,733.61	-	528,733.61	529,063.44	329.83	529,063.44	353,400.35
79549AYA1	1,746,028.85	-	1,746,028.85	1,703,857.90	(42,170.95)	1,703,857.90	778,101.18
79549AYB9	218,187.22	-	218,187.22	187,191.41	(30,995.81)	187,191.41	96,687.17
81377EAA2	202,504.30	-	202,504.30	186,651.28	(15,853.02)	186,651.28	187,847.34
81378EAA1	4,708,051.44	-	4,708,051.44	4,553,938.28	(154,113.16)	4,553,938.28	3,378,267.41
81379EAA0	618,582.45	-	618,582.45	592,323.58	(26,258.87)	592,323.58	493,421.15
81744DAD4	15,718.69	-	15,718.69	6,858.21	(8,860.48)	6,858.21	383,641.06
81879MAX7	52,295.44	-	52,295.44	31,371.60	(20,923.84)	31,371.60	57,163.88
84752CAE7	1,739,762.41	-	1,739,762.41	1,694,120.80	(45,641.61)	1,694,120.80	737,746.90
863572F99	587,916.59	-	587,916.59	510,742.13	(77,174.46)	510,742.13	587,374.29
863579DV7	1,068,600.51	-	1,068,600.51	1,010,289.20	(58,311.31)	1,010,289.20	167,669.35
863579DX3	127,318.68	-	127,318.68	84,995.11	(42,323.57)	84,995.11	32,006.02
863579GG7	151,897.55	-	151,897.55	54,661.92	(97,235.63)	54,661.92	73,424.24
863579GJ1	17,924.39	-	17,924.39	4,252.65	(13,671.74)	4,252.65	11,790.55
863579YR3	9,668,608.41	-	9,668,608.41	9,682,436.26	13,827.85	9,682,436.26	6,454,932.31
86358BAH5	11,444.36	-	11,444.36	7,600.00	(3,844.36)	7,600.00	12,137.78
86358HRL5	227,783.68	-	227,783.68	61,403.81	(166,379.87)	61,403.81	86,971.95
86358R5Q6	141,013.37	-	141,013.37	124,445.32	(16,568.05)	124,445.32	79,901.94
86358R5R4	70,851.82	-	70,851.82	5,081.88	(65,769.94)	5,081.88	55,213.13
86358RA49	1,102,248.66	-	1,102,248.66	1,018,016.27	(84,232.39)	1,018,016.27	1,025,969.02
86358RUM7	144,265.60	-	144,265.60	140,834.85	(3,430.75)	140,834.85	83,173.74
86358RUR6	281,833.09	-	281,833.09	14,020.35	(267,812.74)	14,020.35	50,346.49
86358RZD2	131,567.35	-	131,567.35	68,070.84	(63,496.51)	68,070.84	81,051.70
86359A5E9	400,036.49	-	400,036.49	378,193.16	(21,843.33)	378,193.16	214,705.34
86359A6A6	5,190,884.87	-	5,190,884.87	2,144,186.81	(3,046,698.06)	2,144,186.81	3,592,486.76
86359ACD3	657,812.43	-	657,812.43	698,847.44	41,035.01	698,847.44	593,348.76
86359ACE1	127,525.58	-	127,525.58	85,720.82	(41,804.76)	85,720.82	149,763.67
86359AEH2	217,329.03	-	217,329.03	142,463.94	(74,865.09)	142,463.94	29,794.54
86359AKY8	451,672.18	-	451,672.18	57,429.05	(394,243.13)	57,429.05	41,163.12
86359ANH2	1,625,931.20	-	1,625,931.20	1,597,034.59	(28,896.61)	1,597,034.59	1,436,518.18
86359AVY6	694,899.37	-	694,899.37	441,719.00	(253,180.37)	441,719.00	319,881.65
86359AXX6	3,496,393.13	-	3,496,393.13	2,901,987.18	(594,405.95)	2,901,987.18	2,440,768.26
86359AZE6	1,601,903.60	-	1,601,903.60	963,580.68	(638,322.92)	963,580.68	756,923.90
86359B7K1	180,036.49	-	180,036.49	177,133.15	(2,903.34)	177,133.15	149,857.96
86359BCV1	917,250.87	-	917,250.87	102,911.66	(814,339.21)	102,911.66	593,416.52
86359BLS8	(765.52)	-	(765.52)	4,756.32	5,521.84	4,756.32	9,386.31
86359BU82	80,989.75	-	80,989.75	59,799.79	(21,189.96)	59,799.79	9,375.22
86359DUV7	100,228.40	-	100,228.40	70,000.00	(30,228.40)	70,000.00	56,732.20
86361EAM3	5,713.02	-	5,713.02	3,284.60	(2,428.42)	3,284.60	7,494.26
86361EAP6	1,867.20	-	1,867.20	1,103.11	(764.09)	1,103.11	4,902.72
86361HAA2	15,908,376.25	-	15,908,376.25	15,741,893.88	(166,482.37)	15,741,893.88	8,278,116.90
86362HAA1	11,806,558.99	-	11,806,558.99	11,542,168.84	(264,390.15)	11,542,168.84	6,744,277.80
86362PAD7	122,110.19	-	122,110.19	107,406.00	(14,704.19)	107,406.00	89,587.21
86363DAA9	12,327,347.55	-	12,327,347.55	12,257,792.25	(69,555.30)	12,257,792.25	6,628,012.46
86363HAB8	4,505,006.39	-	4,505,006.39	4,920,744.14	415,737.75	4,920,744.14	4,136,896.52
872224AD2	19,360,265.50	-	19,360,265.50	17,477,756.10	(1,882,509.40)	17,477,756.10	9,504,094.06
872224AK6	28,832.86	-	28,832.86	23,511.00	(5,321.86)	23,511.00	123,806.16
872224AL4	8,099.64	-	8,099.64	1,164.18	(6,935.46)	1,164.18	13,797.68
872227AE3	5,255,391.40	-	5,255,391.40	5,112,134.61	(143,256.79)	5,112,134.61	4,213,328.85
872227AM5	36,583.13	-	36,583.13	32,844.00	(3,739.13)	32,844.00	268,004.90
88157QAL2	963,204.69	-	963,204.69	903,069.62	(60,135.07)	903,069.62	1,216,408.62
89789KAC9	11,270.83	-	11,270.83	6,900.00	(4,370.83)	6,900.00	25,650.00
929227EN2	569,748.66	-	569,748.66	366,800.69	(202,947.97)	366,800.69	207,340.98
929227QB5	319,152.69	-	319,152.69	297,658.60	(21,494.09)	297,658.60	257,135.74
92922FQ76	492,060.13	-	492,060.13	405,902.60	(86,157.53)	405,902.60	280,065.77
92922FW61	1,691,317.87	-	1,691,317.87	1,626,676.33	(64,641.54)	1,626,676.33	1,107,227.53
92922FZF8	10,776,618.19	-	10,776,618.19	10,695,625.74	(80,992.45)	10,695,625.74	7,703,997.63
92925CBB7	5,342,724.98	-	5,342,724.98	5,283,888.27	(58,836.71)	5,283,888.27	3,459,548.28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAB2	$37,659.12	$-	$37,659.12	$33,309.57	$(4,349.55)	$33,309.57	$31,677.85
92978EAA2	1,299,702.15	-	1,299,702.15	1,277,040.35	(22,661.80)	1,277,040.35	1,207,177.23
939335P90	136,353.31	-	136,353.31	24,812.73	(111,540.58)	24,812.73	105,085.13
9393363A9	482,453.05	-	482,453.05	429,963.70	(52,489.35)	429,963.70	438,545.75
9393365V1	2,188,779.74	-	2,188,779.74	2,194,352.58	5,572.84	2,194,352.58	1,760,086.24
939336PT4	264,641.23	-	264,641.23	75,014.80	(189,626.43)	75,014.80	61,371.06
939336X65	14,242,800.09	-	14,242,800.09	14,219,553.38	(23,246.71)	14,219,553.38	9,642,452.63
93934FJQ6	20,300,949.76	-	20,300,949.76	20,060,077.34	(240,872.42)	20,060,077.34	11,625,147.87
93934FMJ8	263,742.17	-	263,742.17	134,735.94	(129,006.23)	134,735.94	498,094.80
93934XAB9	1,814,260.94	-	1,814,260.94	1,794,115.38	(20,145.56)	1,794,115.38	1,802,322.38
93935AAE2	346,761.77	-	346,761.77	398,513.52	51,751.75	398,513.52	583,482.14
93935GAJ8	140,962.78	-	140,962.78	706.10	(140,256.68)	706.10	256,003.82
93935LAG3	153,138.70	-	153,138.70	50,369.66	(102,769.04)	50,369.66	158,381.51
93936JAM4	6,031.51	-	6,031.51	1,911.17	(4,120.34)	1,911.17	81,602.39
9497EVAF2	18,528.82	-	18,528.82	11,347.50	(7,181.32)	11,347.50	19,633.90
94983EAH6	16,211,475.69	-	16,211,475.69	16,192,004.62	(19,471.07)	16,192,004.62	13,657,428.60
94983TAE0	12,925,620.38	-	12,925,620.38	12,813,551.55	(112,068.83)	12,813,551.55	10,974,352.32
94983VAC9	9,097,159.83	-	9,097,159.83	8,692,723.09	(404,436.74)	8,692,723.09	8,522,414.47
94983YAQ2	5,376,220.47	-	5,376,220.47	5,308,861.83	(67,358.64)	5,308,861.83	4,332,505.87
Totals	$1,349,124,213.70	$-	$1,349,124,213.70	$1,290,817,167.68	$(58,307,046.02)	$1,290,817,167.68	$852,088,739.42

The following lists impairments for loan-backed and structured securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$519,208.77	$-	$519,208.77	$505,397.28	$(13,811.49)	$505,397.28	$431,544.10
004375CT6	7,163,799.24	2,320,488.32	9,484,287.56	9,484,287.55	(0.01)	9,484,287.55	7,603,980.73
004375EW7	1,412,259.63	(9,547.64)	1,402,711.99	1,215,557.40	(187,154.59)	1,215,557.40	1,054,591.76
004421TD5	1,640,313.96	(83,433.87)	1,556,880.09	1,395,269.58	(161,610.51)	1,395,269.58	603,332.40
00442FAB8	256,655.93	67,716.63	324,372.56	230,705.16	(93,667.40)	230,705.16	236,444.88
00442GAD2	1,907,979.94	2,091,086.82	3,999,066.76	3,124,322.03	(874,744.73)	3,124,322.03	3,153,383.33
00442JAE4	9,408,905.28	2,634,274.09	12,043,179.37	9,698,807.36	(2,344,372.01)	9,698,807.36	6,926,676.96
00442KAD3	4,530,278.00	1,014,609.95	5,544,887.95	4,412,473.61	(1,132,414.34)	4,412,473.61	2,762,424.19
00442LAD1	4,696,408.29	(298,978.62)	4,397,429.67	3,239,829.89	(1,157,599.78)	3,239,829.89	2,626,155.02
007034AQ4	9,932,047.59	-	9,932,047.59	8,177,107.14	(1,754,940.45)	8,177,107.14	6,315,489.20
007036CE4	276,597.44	(7,657.27)	268,940.17	27,673.33	(241,266.84)	27,673.33	50,000.00
007036FY7	267,715.87	(115,286.24)	152,429.63	46,375.37	(106,054.26)	46,375.37	25,491.51
007036GB6	1,112,630.46	28,476.25	1,141,106.71	1,141,195.35	88.64	1,141,195.35	356,724.66
007037BK9	4,376,248.93	174,940.68	4,551,189.61	2,812,608.70	(1,738,580.91)	2,812,608.70	2,106,840.61
01853GAB6	231,399.39	458,587.09	689,986.48	690,133.77	147.29	690,133.77	1,034,316.50
021455AB6	1,199,606.82	-	1,199,606.82	1,183,426.74	(16,180.08)	1,183,426.74	1,145,072.26
02146QAB9	18,139,547.18	(1,109,038.40)	17,030,508.78	16,602,919.70	(427,589.08)	16,602,919.70	9,826,134.14
02146TAQ0	23,322,301.50	(3,781,076.79)	19,541,224.71	18,632,146.52	(909,078.19)	18,632,146.52	16,793,527.25
02146YAD8	28,392,731.92	(1,298,316.49)	27,094,415.43	24,850,522.96	(2,243,892.47)	24,850,522.96	13,539,627.32
02147CAA1	12,032,963.00	(836,316.62)	11,196,646.38	11,146,023.16	(50,623.22)	11,146,023.16	6,660,035.47
02147DAB7	15,685,992.89	(1,423,193.90)	14,262,798.99	13,739,163.79	(523,635.20)	13,739,163.79	8,208,072.23
02147DAV3	2,659,658.94	381,732.43	3,041,391.37	2,786,404.27	(254,987.10)	2,786,404.27	1,852,975.82
02150MAB1	18,990,768.73	(2,272,583.08)	16,718,185.65	15,971,550.45	(746,635.20)	15,971,550.45	10,462,726.43
02639MAK2	19,054,674.06	(762,686.44)	18,291,987.62	18,291,987.62	-	18,291,987.62	13,047,387.11
02639MAM8	3,136,786.00	1,153,598.00	4,290,384.00	2,593,716.17	(1,696,667.83)	2,593,716.17	5,466,780.00
02660CAH3	250,275.32	559,387.76	809,663.08	784,773.38	(24,889.70)	784,773.38	272,569.10
02660TGN7	10,657,143.64	-	10,657,143.64	10,535,845.86	(121,297.78)	10,535,845.86	5,663,862.77
02660THA4	94,063.71	-	94,063.71	46,875.57	(47,188.14)	46,875.57	80,625.87
02660THL0	2,559,936.42	(330,934.05)	2,229,002.37	2,025,163.17	(203,839.20)	2,025,163.17	863,944.51
02660THT3	622,626.02	399,665.57	1,022,291.59	1,020,817.61	(1,473.98)	1,020,817.61	708,081.81
02660TJB0	28,906,129.30	(232,636.52)	28,673,492.78	28,315,779.46	(357,713.32)	28,315,779.46	13,601,174.72
02660VAK4	9,099.58	(9,369.79)	(270.21)	426.15	696.36	426.15	18,836.29
02660WAC0	24,520,208.95	(2,153,257.07)	22,366,951.88	21,454,399.72	(912,552.16)	21,454,399.72	11,771,553.20
02660XAD6	17,347,613.20	(1,191,995.95)	16,155,617.25	15,936,191.45	(219,425.80)	15,936,191.45	8,959,921.86
026929AD1	10,898,574.62	-	10,898,574.62	10,736,099.56	(162,475.06)	10,736,099.56	5,488,165.72
040104QN4	6,095,225.59	-	6,095,225.59	6,057,919.75	(37,305.84)	6,057,919.75	5,026,788.50
040104RV5	4,592,756.38	(123,260.12)	4,469,496.26	3,772,497.34	(696,998.92)	3,772,497.34	2,517,537.98
040104TG6	2,029,962.63	(124,581.79)	1,905,380.84	1,479,019.19	(426,361.65)	1,479,019.19	990,027.60
04012XAC9	844,620.86	-	844,620.86	759,834.46	(84,786.40)	759,834.46	495,326.07
04544TAB7	1,355,804.60	(280,621.33)	1,075,183.27	1,075,183.27	-	1,075,183.27	1,245,280.75
053642AC8	5,321,777.88	(371,777.88)	4,950,000.00	4,950,000.00	-	4,950,000.00	1,500,000.00
055294AA0	4,696,838.95	(945,422.18)	3,751,416.77	3,751,416.78	0.01	3,751,416.78	2,452,269.32
05535DCF9	9,821,744.05	(1,071,303.73)	8,750,440.32	8,750,440.31	(0.01)	8,750,440.31	5,750,898.37
05615P209	1,286,368.63	(589,368.63)	697,000.00	697,000.00	-	697,000.00	340,000.00
05615TAA0	5,007,026.16	(1,288,226.16)	3,718,800.00	3,718,800.00	-	3,718,800.00	1,080,000.00
056168AN7	4,346,552.00	1,373,448.00	5,720,000.00	5,720,000.00	-	5,720,000.00	500,000.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05616YAE0	$18,853,825.29	$(4,465,158.11)	$14,388,667.18	$14,388,667.18	$-	$14,388,667.18	$1,883,333.40
05617AMN8	34,594.93	-	34,594.93	2,310.04	(32,284.89)	2,310.04	14,596.18
05617BAA7	3,722,628.53	3,103,871.47	6,826,500.00	6,826,500.00	-	6,826,500.00	222,000.00
05946XJW4	170,338.75	(117,857.21)	52,481.54	52,477.87	(3.67)	52,477.87	158,146.37
05946XYB3	183,707.74	-	183,707.74	118,648.44	(65,059.30)	118,648.44	109,381.11
05946XYP2	1,428,514.72	-	1,428,514.72	1,330,552.30	(97,962.42)	1,330,552.30	773,023.36
05948XVJ7	815,068.00	114,504.11	929,572.11	902,461.25	(27,110.86)	902,461.25	202,681.69
05949AGR5	1,088,627.28	-	1,088,627.28	1,082,581.86	(6,045.42)	1,082,581.86	931,832.30
05949AHG8	6,613,855.55	-	6,613,855.55	6,501,312.64	(112,542.91)	6,501,312.64	5,982,534.38
05949ALH1	3,136,063.07	-	3,136,063.07	3,109,213.69	(26,849.38)	3,109,213.69	2,847,287.53
05950HAA9	28,262,827.99	(1,154,765.51)	27,108,062.48	27,038,486.91	(69,575.57)	27,038,486.91	20,120,243.68
06050HKY3	183,898.38	107,785.83	291,684.21	291,680.77	(3.44)	291,680.77	93,668.82
06652DAA7	8,246,372.76	(246,350.64)	8,000,022.12	7,959,884.65	(40,137.47)	7,959,884.65	4,385,454.26
07325HAC9	3,396,421.72	(37,314.22)	3,359,107.50	3,359,107.50	-	3,359,107.50	2,066,435.00
07325VAG9	3,340,344.14	(37,370.28)	3,302,973.86	2,902,615.24	(400,358.62)	2,902,615.24	2,138,970.12
07384MS60	4,802,277.96	(427,276.98)	4,375,000.98	4,367,915.95	(7,085.03)	4,367,915.95	3,674,773.49
07384MV33	56,469.35	149,524.72	205,994.07	214,436.54	8,442.47	214,436.54	236,688.54
073852AA3	4,849,248.05	-	4,849,248.05	4,807,800.46	(41,447.59)	4,807,800.46	4,403,044.26
073852AD7	4,331,840.60	(1,562,111.24)	2,769,729.36	2,164,167.52	(605,561.84)	2,164,167.52	1,627,815.00
073854AB7	15,735,555.94	1,003,379.75	16,738,935.69	15,361,791.55	(1,377,144.14)	15,361,791.55	10,384,084.09
073860AA6	2,827,917.98	(113,353.92)	2,714,564.06	2,623,863.37	(90,700.69)	2,623,863.37	2,211,259.89
073860AB4	3,147,261.45	47,965.59	3,195,227.04	2,841,322.73	(353,904.31)	2,841,322.73	2,075,165.70
07386HCP4	287,255.08	92,493.22	379,748.30	191,434.49	(188,313.81)	191,434.49	69,923.74
07386HEN7	683,827.45	197,897.45	881,724.90	852,425.17	(29,299.73)	852,425.17	183,905.88
07386HHW4	151,576.30	(117,136.18)	34,440.12	28,412.44	(6,027.68)	28,412.44	99,856.91
07386HJL6	380,590.74	51,484.69	432,075.43	424,530.53	(7,544.90)	424,530.53	431,673.79
07386HLU3	53,001.38	(40,308.61)	12,692.77	9,848.96	(2,843.81)	9,848.96	68,639.21
07386HSF9	207,583.40	4,598.76	212,182.16	85,616.79	(126,565.37)	85,616.79	112,096.48
07386HSP7	7,138,266.05	-	7,138,266.05	7,074,398.19	(63,867.86)	7,074,398.19	4,455,205.98
07386HYN5	57,906.24	(21,540.52)	36,365.72	35,975.20	(390.52)	35,975.20	43,711.49
073879PA0	1,587,600.00	313,374.00	1,900,974.00	1,795,558.69	(105,415.31)	1,795,558.69	659,730.00
073879QF8	1,328,399.34	(98,923.77)	1,229,475.57	1,171,121.69	(58,353.88)	1,171,121.69	649,962.49
073879Z92	11,350,187.74	681,869.83	12,032,057.57	11,367,569.79	(664,487.78)	11,367,569.79	4,120,809.48
07387AFA8	407,156.26	(7,974.91)	399,181.35	399,184.06	2.71	399,184.06	247,897.72
07387UHB0	29,857.49	84,717.94	114,575.43	10,137.29	(104,438.14)	10,137.29	95,307.24
07388EAA4	2,648,431.65	(327,186.43)	2,321,245.22	2,087,349.58	(233,895.64)	2,087,349.58	1,569,830.16
07388UAB6	1,894,719.76	(125,738.87)	1,768,980.89	1,597,444.86	(171,536.03)	1,597,444.86	1,308,020.00
07389LAA7	978,764.88	-	978,764.88	951,767.30	(26,997.58)	951,767.30	780,857.51
07389PAY6	671,883.04	(195,194.37)	476,688.67	354,984.94	(121,703.73)	354,984.94	281,451.61
07389VAA5	2,177,866.83	(223,129.66)	1,954,737.17	1,855,577.98	(99,159.19)	1,855,577.98	1,721,263.73
07400XAB4	6,160,794.91	(2,275,619.75)	3,885,175.16	3,600,099.61	(285,075.55)	3,600,099.61	1,783,112.33
07401EAA7	16,539,134.17	(4,399,772.21)	12,139,361.96	11,105,046.49	(1,034,315.47)	11,105,046.49	9,174,680.50
07401LAA1	18,438,834.77	(2,014,958.39)	16,423,876.38	16,423,876.38	-	16,423,876.38	9,280,464.75
07401LAQ6	4,994,293.71	(389,130.39)	4,605,163.32	4,579,487.64	(25,675.68)	4,579,487.64	2,610,532.26
07401LAT0	12,189.72	-	12,189.72	-	(12,189.72)	-	-
07401LBA0	556,503.37	115,133.88	671,637.25	676,731.96	5,094.71	676,731.96	741,652.79
07401UAB9	-	651,320.58	651,320.58	-	(651,320.58)	-	-
07820QAY1	18,863,836.78	(411,968.78)	18,451,868.00	18,352,306.98	(99,561.02)	18,352,306.98	12,499,070.11
07820QBL8	3,376,566.99	(136,328.89)	3,240,238.10	3,233,685.51	(6,552.59)	3,233,685.51	1,818,474.42
078446AB7	151,595.08	33,405.00	185,000.08	166,400.00	(18,600.08)	166,400.00	166,400.00
12489WQE7	1,982,150.96	(88,050.96)	1,894,100.00	1,538,342.85	(355,757.15)	1,538,342.85	813,420.00
12489WQH0	756,130.95	(107,825.17)	648,305.78	103,752.46	(544,553.32)	103,752.46	91,631.00
1248MAAD9	2,541,014.19	(528,869.19)	2,012,145.00	1,433,340.60	(578,804.40)	1,433,340.60	1,679,880.00
1248MEAE9	1,983,024.90	(149,056.65)	1,833,968.25	1,353,070.11	(480,898.14)	1,353,070.11	1,161,082.58
1248MEAG4	1,224,402.87	(51,403.72)	1,172,999.15	955,591.98	(217,407.17)	955,591.98	937,256.20
1248MGAJ3	259,895.47	(5,620.38)	254,275.09	254,246.64	(28.45)	254,246.64	257,087.82
1248RHAD9	4,825,729.33	624,421.61	5,450,150.94	4,688,108.38	(762,042.56)	4,688,108.38	2,622,062.01
12498NAB9	1,639,061.21	(18,936.42)	1,620,124.79	1,463,465.46	(156,659.33)	1,463,465.46	1,169,679.50
12544WAK3	1,396,569.43	(463,642.49)	932,926.94	932,916.32	(10.62)	932,916.32	1,360,197.70
12567AAF4	577,626.82	203,879.63	781,506.45	787,811.24	6,304.79	787,811.24	878,129.07
12627HAN0	-	11,466.84	11,466.84	1,367.93	(10,098.91)	1,367.93	1,683.51
12629EAK1	54,524.12	21,017.46	75,541.58	20,271.04	(55,270.54)	20,271.04	63,138.27
12629EAL9	8,583.86	2,453.62	11,037.48	1,360.90	(9,676.58)	1,360.90	3,134.03
12638PAL3	15,184.14	(438.66)	14,745.48	1,666.44	(13,079.04)	1,666.44	15,146.04
12666XAB3	7,019,185.30	(923,288.60)	6,095,896.70	5,223,181.76	(872,714.94)	5,223,181.76	4,569,055.09
126670HG6	9,352,673.98	-	9,352,673.98	9,355,922.98	3,249.00	9,355,922.98	10,084,815.90
126670JD1	1,863,962.52	(192,104.00)	1,671,858.52	1,574,212.30	(97,646.22)	1,574,212.30	1,283,185.56
126670KN7	1,678,388.88	356,254.93	2,034,643.81	1,882,551.51	(152,092.30)	1,882,551.51	841,961.40
126670LN6	2,415,597.36	626,916.91	3,042,514.27	3,042,514.26	(0.01)	3,042,514.26	1,460,640.00
126670LP1	7,123,064.58	(596,888.59)	6,526,175.99	5,761,620.57	(764,555.42)	5,761,620.57	2,062,295.21
126670PG7	2,444,356.65	610,383.35	3,054,740.00	3,054,739.99	(0.01)	3,054,739.99	973,650.00
126670TU2	203,746.99	(7,048.14)	196,698.85	188,591.24	(8,107.61)	188,591.24	166,127.47
126670WT1	5,701,723.83	(140,685.72)	5,561,038.11	5,410,642.91	(150,395.20)	5,410,642.91	4,024,154.69
12667F2A2	225,614.10	(54,562.89)	171,051.21	170,407.29	(643.92)	170,407.29	57,084.58
12667FBJ3	2,827,064.21	(108,914.75)	2,718,149.46	2,515,383.04	(202,766.42)	2,515,383.04	1,926,746.07
12667FUL7	363,818.07	668,569.98	1,032,388.05	768,054.37	(264,333.68)	768,054.37	362,632.08
12667G4D2	32,994.70	5,056.87	38,051.57	38,064.70	13.13	38,064.70	47,697.12
12667GME0	18,880,537.38	(297,783.85)	18,582,753.53	18,548,991.69	(33,761.84)	18,548,991.69	10,248,733.30
12667GR62	13,052,068.54	(667,748.98)	12,384,319.56	12,339,645.63	(44,673.93)	12,339,645.63	7,945,081.82

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GRW5	$921,422.11	$(71,616.46)	$849,805.65	$823,931.16	$(25,874.49)	$823,931.16	$280,986.90
12667GS20	16,531,807.96	(743,582.23)	15,788,225.73	15,720,911.25	(67,314.48)	15,720,911.25	9,005,883.82
12667GWF6	11,062,552.39	(800,695.78)	10,261,856.61	9,789,343.33	(472,513.28)	9,789,343.33	5,977,273.89
12667GYX5	1,336,434.97	(59,584.11)	1,276,850.86	1,276,934.26	83.40	1,276,934.26	1,221,145.30
12667NAC2	302,475.15	(34,563.72)	267,911.43	251,911.17	(16,000.26)	251,911.17	202,228.60
126684AC3	3,671,234.92	56,724.11	3,727,959.03	2,519,422.70	(1,208,536.33)	2,519,422.70	2,717,065.70
12668A3Q6	11,532,394.21	(1,224,490.18)	10,307,904.03	10,091,603.67	(216,300.36)	10,091,603.67	3,642,147.56
12668A3V5	11,258.20	3,341.34	14,599.54	6,673.14	(7,926.40)	6,673.14	31,045.27
12668A4B8	18,711,254.76	(1,395,504.10)	17,315,750.66	17,315,750.66	-	17,315,750.66	9,127,366.92
12668A4G7	14,011.78	27,523.14	41,534.92	15,366.29	(26,168.63)	15,366.29	73,212.54
12668AAY1	106,643.39	6,625.29	113,268.68	113,380.18	111.50	113,380.18	183,254.18
12668ACG8	4,998,888.12	(153,482.01)	4,845,406.11	4,845,406.08	(0.03)	4,845,406.08	3,609,924.61
12668ACZ6	4,499,766.63	(173,854.08)	4,325,912.55	4,137,284.50	(188,628.05)	4,137,284.50	2,379,271.66
12668AEV3	15,081,269.65	(829,384.30)	14,251,885.35	13,690,673.49	(561,211.86)	13,690,673.49	8,133,735.72
12668AEZ4	85,623.07	(59,104.31)	26,518.76	26,518.61	(0.15)	26,518.61	84,444.08
12668AFA8	-	30,018.43	30,018.43	30,018.43	-	30,018.43	263,873.71
12668AGW9	3,741,720.38	(345,539.94)	3,396,180.44	3,388,293.64	(7,886.80)	3,388,293.64	2,866,088.17
12668APF6	546,648.54	-	546,648.54	528,509.16	(18,139.38)	528,509.16	389,806.39
12668ATY1	64,981.06	285.75	65,266.81	65,301.40	34.59	65,301.40	96,700.87
12668AUD5	22,947.44	(17,168.66)	5,778.78	5,778.80	0.02	5,778.80	11,618.93
12668AVP7	9,011,861.26	(149,623.93)	8,862,237.33	8,786,969.57	(75,267.76)	8,786,969.57	4,809,012.14
12668AWQ4	63,064.95	(41,182.86)	21,882.09	21,891.84	9.75	21,891.84	76,664.17
12668BAU7	256,515.37	72,316.61	328,831.98	331,444.91	2,612.93	331,444.91	411,142.82
12668BB77	31,401,310.26	(1,312,292.16)	30,089,018.10	27,235,988.98	(2,853,029.12)	27,235,988.98	15,870,222.21
12668BDR1	62,791.96	(34,399.63)	28,392.33	9,544.23	(18,848.10)	9,544.23	77,363.31
12668BE33	17,706,796.02	-	17,706,796.02	16,793,629.68	(913,166.34)	16,793,629.68	8,840,208.91
12668VAB5	-	620,497.66	620,497.66	-	(620,497.66)	-	-
126694A99	16,898.38	(10,895.47)	6,002.91	6,003.39	0.48	6,003.39	17,439.22
126694F86	20,391.45	(15,609.59)	4,781.86	2,247.30	(2,534.56)	2,247.30	18,426.75
126694N46	5,470,899.87	(86,756.35)	5,384,143.52	5,360,641.34	(23,502.18)	5,360,641.34	3,671,788.82
126694P36	13,351.26	(7,740.95)	5,610.31	1,755.02	(3,855.29)	1,755.02	26,949.00
126694YW2	-	8,580.56	8,580.56	3,829.91	(4,750.65)	3,829.91	35,756.56
126694ZB7	92,124.00	(43,841.51)	48,282.49	14,982.76	(33,299.73)	14,982.76	87,298.75
126694ZD3	10,000.05	(6,657.19)	3,342.86	1,305.16	(2,037.70)	1,305.16	9,044.43
12669EJ56	301,531.31	-	301,531.31	286,548.50	(14,982.81)	286,548.50	67,864.28
12669FKR3	304,143.53	(11,418.61)	292,724.92	292,930.75	205.83	292,930.75	281,052.68
12669FP23	926,517.96	(144,719.28)	781,798.68	581,479.73	(200,318.95)	581,479.73	773,778.26
12669FP31	380,634.09	148,409.28	529,043.37	529,599.59	556.22	529,599.59	2,648,192.87
12669FVD2	1,169,620.10	(65,066.69)	1,104,553.41	1,077,602.48	(26,950.93)	1,077,602.48	1,003,245.17
12669FW82	1,314,727.94	(10,002.13)	1,304,725.81	1,287,811.50	(16,914.31)	1,287,811.50	868,963.99
12669GKH3	15,331,821.57	(276,763.61)	15,055,057.96	15,002,316.60	(52,741.36)	15,002,316.60	10,052,878.55
12669GPB1	16,950.71	9,248.94	26,199.65	26,230.15	30.50	26,230.15	53,255.89
12669GRM5	3,911,114.03	(384,606.77)	3,526,507.26	3,513,044.42	(13,462.84)	3,513,044.42	1,780,769.18
12669GRQ6	10,272,369.54	(1,065,274.43)	9,207,095.11	9,207,134.49	39.38	9,207,134.49	4,609,484.89
12669GTV3	467,078.28	-	467,078.28	452,088.33	(14,989.95)	452,088.33	243,610.29
12669GUR0	4,439,724.36	-	4,439,724.36	4,240,384.06	(199,340.30)	4,240,384.06	2,441,775.73
12669GXW6	471,356.95	(139,215.79)	332,141.16	317,212.09	(14,929.07)	317,212.09	463,602.20
14454AAB5	4,471,714.44	(55,600.07)	4,416,114.37	3,857,608.47	(558,505.90)	3,857,608.47	4,164,604.52
172939AB6	15,337.86	-	15,337.86	13,118.45	(2,219.41)	13,118.45	15,336.27
172981AK8	342,521.18	(31,891.65)	310,629.53	310,632.30	2.77	310,632.30	389,038.34
172981AL6	151,789.82	(25,449.25)	126,340.57	126,414.10	73.53	126,414.10	240,485.38
17307G3D8	2,598,040.25	-	2,598,040.25	2,350,810.16	(247,230.09)	2,350,810.16	1,117,297.50
17307GH76	463,195.26	(55,298.08)	407,897.18	407,963.50	66.32	407,963.50	270,268.29
17307GH84	131,176.06	1,655.85	132,831.91	132,825.92	(5.99)	132,825.92	108,707.01
17307GMQ8	8,616,619.66	(505,406.42)	8,111,213.24	8,111,213.24	-	8,111,213.24	7,609,572.61
17307GN79	418,283.59	(315,563.30)	102,720.29	102,725.13	4.84	102,725.13	414,688.77
17307GPE2	18,552,801.73	(4,842,253.54)	13,710,548.19	13,710,548.20	0.01	13,710,548.20	12,283,335.08
17307GPW2	513,103.85	(424,513.73)	88,590.12	88,590.13	0.01	88,590.13	165,726.90
17307GYD4	2,829,465.75	(31,728.82)	2,797,736.93	2,797,736.96	0.03	2,797,736.96	2,803,004.85
17309CAL9	79,993.93	(52,423.25)	27,570.68	10,146.60	(17,424.08)	10,146.60	59,030.30
17309MAB9	13,156,128.34	(395,030.64)	12,761,097.70	10,885,808.42	(1,875,289.28)	10,885,808.42	9,089,032.68
17309MAF0	220,729.10	11,570.76	232,299.86	58,628.93	(173,670.93)	58,628.93	59,073.95
17309NAH4	774,441.64	(174,961.62)	599,480.02	373,732.49	(225,747.53)	373,732.49	1,317,984.39
17309QAC8	9,483,531.50	-	9,483,531.50	9,131,483.87	(352,047.63)	9,131,483.87	6,448,000.00
17309QAM6	9,141.75	-	9,141.75	4,197.12	(4,944.63)	4,197.12	8,836.65
17309RAM4	56,280.88	(4,625.89)	51,654.99	13,656.64	(37,998.35)	13,656.64	73,720.22
17309SAC4	8,925,171.25	(504,005.88)	8,421,165.37	6,941,987.90	(1,479,177.47)	6,941,987.90	5,687,470.00
17309SAM2	4,636.01	4,720.97	9,356.98	2,553.02	(6,803.96)	2,553.02	5,013.99
17309SAN0	7,214.87	(137.27)	7,077.60	1,509.08	(5,568.52)	1,509.08	2,668.08
17309YAJ6	54,564.03	20,288.62	74,852.65	39,911.23	(34,941.42)	39,911.23	114,422.81
17309YAK3	-	28,604.03	28,604.03	4,216.72	(24,387.31)	4,216.72	42,204.10
17310UAE2	51,053.34	(27,826.82)	23,226.52	4,863.91	(18,362.61)	4,863.91	37,520.51
17311FAL8	30,887.23	(21,445.18)	9,442.05	154.36	(9,287.69)	154.36	222,132.05
17311YAC7	3,150,249.53	480,130.23	3,630,379.76	2,862,498.86	(767,880.90)	2,862,498.86	2,101,458.18
17312TAH6	1,893,993.95	(226,464.53)	1,667,529.42	1,440,032.26	(227,497.16)	1,440,032.26	1,534,891.53
22540V3F7	1,890,042.00	559,538.77	2,449,580.77	2,449,442.72	(138.05)	2,449,442.72	507,466.40
22540V5D0	115,031.22	(28,738.44)	86,292.78	86,191.16	(101.62)	86,191.16	74,035.85
22540VQ70	899,974.17	236,261.77	1,136,235.94	1,136,235.94	-	1,136,235.94	623,860.28
22541N5E5	1,473,419.26	-	1,473,419.26	1,369,780.86	(103,638.40)	1,369,780.86	691,510.56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NBT5	$1,074,616.32	$347,070.61	$1,421,686.93	$1,420,919.03	$(767.90)	$1,420,919.03	$859,509.76
22541NFL8	5,118,467.49	(127,761.32)	4,990,706.17	4,990,706.20	0.03	4,990,706.20	2,288,500.02
22541NUB3	2,880,202.96	(91,441.62)	2,788,761.34	2,789,444.82	683.48	2,789,444.82	2,398,709.70
22541Q4M1	663,173.64	613,317.19	1,276,490.83	1,276,344.86	(145.97)	1,276,344.86	618,494.55
22541QDB5	552,429.99	-	552,429.99	541,611.89	(10,818.10)	541,611.89	312,958.91
22541QFK3	481,402.84	(110,640.98)	370,761.86	370,790.64	28.78	370,790.64	331,650.58
22541QJR4	330,174.13	245,780.50	575,954.63	575,938.00	(16.63)	575,938.00	262,950.66
22541QV25	578,646.08	220,527.23	799,173.31	798,461.81	(711.50)	798,461.81	91,246.41
22541SFL7	852.18	(105.66)	746.52	69.29	(677.23)	69.29	510.78
22541SJV1	3,738,393.83	(4,813.15)	3,733,580.68	3,733,580.68	-	3,733,580.68	962,824.24
22541SRC4	434,980.63	93,437.29	528,417.92	528,417.92	-	528,417.92	385,161.77
22541SRZ3	31,598.34	(7,509.28)	24,089.06	12,763.53	(11,325.53)	12,763.53	43,762.64
22541SSD1	314,047.25	(127,205.03)	186,842.22	187,095.50	253.28	187,095.50	865,190.68
22541SXR4	2,613,816.01	(531,847.60)	2,081,968.41	1,786,429.75	(295,538.66)	1,786,429.75	869,884.19
225458RG5	124,076.57	(79,230.82)	44,845.75	44,845.76	0.01	44,845.76	48,115.99
225470C84	82,798.50	(68,343.29)	14,455.21	167.58	(14,287.63)	167.58	6,703.04
225470R70	96,510.45	(53,517.70)	42,992.75	5,549.27	(37,443.48)	5,549.27	63,483.41
225470R88	15,198.33	(5,180.78)	10,017.55	1,203.65	(8,813.90)	1,203.65	10,731.34
2254W0KK0	212,092.46	(310,532.74)	(98,440.28)	(106,103.50)	(7,663.22)	(106,103.50)	145,399.74
2254W0NK7	1,547,996.44	(160,746.35)	1,387,250.09	1,182,221.51	(205,028.58)	1,182,221.51	802,850.58
22943HAD8	14,216,322.80	(597,627.00)	13,618,695.80	12,658,026.12	(960,669.68)	12,658,026.12	7,054,053.00
22943HAK2	30,517.90	15,690.33	46,208.23	201.96	(46,006.27)	201.96	8,097.82
23242TAB2	4,953,226.88	(301,664.83)	4,651,562.05	4,063,349.86	(588,212.19)	4,063,349.86	3,404,713.15
23243AAD8	1,565,156.10	(124,145.33)	1,441,010.77	1,293,891.82	(147,118.95)	1,293,891.82	743,267.56
23244FAM6	24,363.20	(20,376.13)	3,987.07	88.50	(3,898.57)	88.50	31,646.43
23244LAB7	4,296,125.45	(919,083.73)	3,377,041.72	2,921,778.81	(455,262.91)	2,921,778.81	2,582,580.00
23245QAA7	2,760,260.16	(106,228.45)	2,654,031.71	2,609,924.65	(44,107.06)	2,609,924.65	1,467,295.67
23248AAJ0	1,565,856.87	(105,779.76)	1,460,077.11	1,301,324.71	(158,752.40)	1,301,324.71	1,068,942.12
23332UAC8	5,807,742.68	(13,168.35)	5,794,574.33	5,741,469.60	(53,104.73)	5,741,469.60	3,866,071.61
23332UAR5	10,467,214.03	(18,172.73)	10,449,041.30	10,449,041.30	-	10,449,041.30	6,182,658.05
23332UAS3	277,932.48	-	277,932.48	206,727.94	(71,204.54)	206,727.94	65,384.78
23332UBV5	7,460,439.38	(479,169.10)	6,981,270.28	6,981,270.28	-	6,981,270.28	4,313,808.10
23332UCM4	658,612.31	-	658,612.31	643,759.22	(14,853.09)	643,759.22	401,892.70
23332UDU5	22,851,604.71	(656,343.79)	22,195,260.92	22,100,532.47	(94,728.45)	22,100,532.47	13,289,579.24
23332UFV1	1,605,962.27	(74,651.56)	1,531,310.71	1,531,310.71	-	1,531,310.71	843,104.65
251508AB3	12,475,288.19	(297,899.32)	12,177,388.87	10,617,465.44	(1,559,923.43)	10,617,465.44	6,145,035.48
25150PAD1	32,778.73	(16,297.96)	16,480.77	1,959.61	(14,521.16)	1,959.61	4,542.36
251510FB4	8,549,333.83	(194,897.70)	8,354,436.13	7,642,454.65	(711,981.48)	7,642,454.65	5,761,634.00
251510FL2	159,899.64	-	159,899.64	156,803.09	(3,096.55)	156,803.09	227,998.74
251510HS5	13,603,006.39	(1,103,261.72)	12,499,744.67	12,076,035.59	(423,709.08)	12,076,035.59	8,439,838.24
251510NB5	6,034,679.55	-	6,034,679.55	5,767,870.03	(266,809.52)	5,767,870.03	3,683,705.40
251510NC3	8,740,923.18	5,593,334.86	14,334,258.04	14,334,258.03	(0.01)	14,334,258.03	2,968,247.91
25151AAA9	4,856,137.55	2,503,372.19	7,359,509.74	6,689,907.58	(669,602.16)	6,689,907.58	3,929,711.54
251563DR0	102,525.63	(50,707.75)	51,817.88	32,476.26	(19,341.62)	32,476.26	102,321.81
26248PMM0	10,997.67	-	10,997.67	2,416.74	(8,580.93)	2,416.74	5,730.01
26410MAF7	5,233,856.64	(2,757,559.00)	2,476,297.64	2,700,672.60	224,374.96	2,700,672.60	527,148.00
26410WAD0	3,213,269.77	413,203.94	3,626,473.71	3,097,151.46	(529,322.25)	3,097,151.46	856,615.50
26441EAC5	401,016.00	(116,766.00)	284,250.00	284,250.00	-	284,250.00	175,000.00
26441NAA9	-	53,400.00	53,400.00	16,200.00	(37,200.00)	16,200.00	16,200.00
26441NAB7	-	31,000.00	31,000.00	10,800.00	(20,200.00)	10,800.00	10,800.00
29108PAB0	(134,092.48)	2,264,092.48	2,130,000.00	2,130,000.00	-	2,130,000.00	1,100,000.00
30247DAD3	2,051,017.09	(1,137,411.77)	913,605.32	845,088.51	(68,516.81)	845,088.51	1,000,034.00
316599AB5	140,483.38	-	140,483.38	136,159.33	(4,324.05)	136,159.33	131,868.91
31678UAA7	289,345.77	159,741.30	449,087.07	448,714.56	(372.51)	448,714.56	228,687.27
318340AB2	1,106,527.87	449,771.16	1,556,299.03	1,315,378.39	(240,920.64)	1,315,378.39	611,000.01
32027NLM1	10,391.79	(1,561.24)	8,830.55	8,830.55	-	8,830.55	9,161.00
32051DCK6	563,580.03	-	563,580.03	552,360.05	(11,219.98)	552,360.05	551,934.49
32051DRA2	115,648.30	-	115,648.30	109,462.89	(6,185.41)	109,462.89	101,136.64
32051DV33	794,995.19	(53,051.26)	741,943.93	742,001.26	57.33	742,001.26	631,716.89
32051GBV6	195,657.25	-	195,657.25	190,371.32	(5,285.93)	190,371.32	247,779.49
32051GCF0	554,677.61	(231,053.37)	323,624.24	260,229.45	(63,394.79)	260,229.45	479,396.76
32051GFF7	114,141.34	(49,374.38)	64,766.96	38,252.95	(26,514.01)	38,252.95	44,989.43
32051GVN2	3,821,650.34	-	3,821,650.34	3,791,624.29	(30,026.05)	3,791,624.29	3,605,696.38
32051GZS7	7,648,650.03	(484,876.35)	7,163,773.68	6,908,445.51	(255,328.17)	6,908,445.51	5,687,933.60
32052CAD5	187.27	-	187.27	-	(187.27)	-	-
32056CAH2	18,026,259.76	(719,438.20)	17,306,821.56	17,195,946.42	(110,875.14)	17,195,946.42	13,160,090.74
32113JAA3	745,161.46	-	745,161.46	730,438.24	(14,723.22)	730,438.24	399,219.66
32113JBV6	690,144.22	(368,021.55)	322,122.67	228,030.96	(94,091.71)	228,030.96	118,856.40
35729RAE6	10,399,373.35	(270,043.94)	10,129,329.41	7,883,777.67	(2,245,551.74)	7,883,777.67	8,255,183.02
35952Z007	12,597,726.70	(4,238,353.77)	8,359,372.93	8,065,469.68	(293,903.25)	8,065,469.68	2,239,090.41
35952Z023	10,157,208.88	(3,420,733.95)	6,736,474.93	6,509,562.83	(226,912.10)	6,509,562.83	1,725,443.26
35952Z031	10,918,604.98	(3,621,147.46)	7,297,457.52	6,890,943.13	(406,514.39)	6,890,943.13	1,698,588.00
35952Z049	9,616,866.38	(3,111,100.34)	6,505,766.04	5,920,336.51	(585,429.53)	5,920,336.51	1,433,549.70
35952Z056	9,823,862.10	(3,161,367.50)	6,662,494.60	6,015,993.51	(646,501.09)	6,015,993.51	1,367,656.20
35952Z064	10,038,057.69	(3,213,383.11)	6,824,674.58	6,114,977.70	(709,696.88)	6,114,977.70	1,448,192.70
35952ZA06	27,551,645.51	(13,015,358.19)	14,536,287.32	11,259,327.99	(3,276,959.33)	11,259,327.99	3,837,485.15
35952ZA14	1,310,604.18	(608,032.74)	702,571.44	525,997.05	(176,574.39)	525,997.05	172,084.53
35952ZA22	2,174,056.20	(1,016,132.73)	1,157,923.47	879,036.25	(278,887.22)	879,036.25	266,455.75
36228FU38	133,252.51	(23,408.35)	109,844.16	110,225.32	381.16	110,225.32	135,474.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362334EB6	$11,750,921.86	$(409,585.78)	$11,341,336.08	$10,432,832.98	$(908,503.10)	$10,432,832.98	$7,905,838.40
362334FS8	1,498,434.51	(52,548.01)	1,445,886.50	1,268,784.30	(177,102.20)	1,268,784.30	896,004.31
362341SG5	973,759.47	(251,383.68)	722,375.79	722,619.50	243.71	722,619.50	841,148.33
362341VU0	22,216,825.75	(706,260.26)	21,510,565.49	21,510,565.56	0.07	21,510,565.56	14,506,947.50
362341XE4	24,725,080.51	(1,120,609.69)	23,604,470.82	23,619,213.22	14,742.40	23,619,213.22	20,524,915.29
36242D3Z4	99,672.30	18,970.87	118,643.17	57,525.76	(61,117.41)	57,525.76	37,989.60
36242DBY8	1,514,752.44	(11,567.69)	1,503,184.75	1,503,222.82	38.07	1,503,222.82	1,542,213.75
36242DBZ5	736,203.43	(295,389.29)	440,814.14	431,349.89	(9,464.25)	431,349.89	174,847.45
36242DGA5	255,499.68	(78,936.04)	176,563.64	131,227.71	(45,335.93)	131,227.71	109,513.40
362437AC9	2,904,701.65	-	2,904,701.65	2,766,512.29	(138,189.36)	2,766,512.29	2,200,124.57
36244LAA1	3,592,536.98	(35,823.51)	3,556,713.47	3,346,055.90	(210,657.57)	3,346,055.90	2,781,928.22
362480AD7	20,578,094.31	(1,551,939.62)	19,026,154.69	17,271,484.62	(1,754,670.07)	17,271,484.62	10,506,726.52
38012UAA7	702,306.52	(135,212.34)	567,094.18	567,094.18	-	567,094.18	463,963.48
39538AAN6	112,699.15	(42,873.56)	69,825.59	6,620.32	(63,205.27)	6,620.32	46,850.28
39538RAB5	12,822,232.56	(211,618.14)	12,610,614.42	12,610,614.42	-	12,610,614.42	6,530,042.45
39538RBB4	14,678,426.13	-	14,678,426.13	14,242,584.03	(435,842.10)	14,242,584.03	7,704,968.48
39538WBH0	18,553.24	(5,118.63)	13,434.61	12,049.27	(1,385.34)	12,049.27	10,356.98
39538WEU8	40,208.50	(8,527.45)	31,681.05	1,855.69	(29,825.36)	1,855.69	18,233.47
39538WFH6	12,189,549.72	(450,769.55)	11,738,780.17	11,497,667.50	(241,112.67)	11,497,667.50	5,790,767.49
39538WHF8	35,953,806.23	(2,193,286.66)	33,760,519.57	33,038,438.02	(722,081.55)	33,038,438.02	17,810,559.51
39539GAA0	5,782,377.38	-	5,782,377.38	5,687,762.28	(94,615.10)	5,687,762.28	3,254,887.46
40430HAJ7	224,963.40	(53,507.84)	171,455.56	68,648.39	(102,807.17)	68,648.39	51,328.98
40430HBH0	26,420.54	6,245.24	32,665.78	6,438.06	(26,227.72)	6,438.06	8,564.40
40430HBJ6	1,430.41	10,873.51	12,303.92	2,561.10	(9,742.82)	2,561.10	3,899.46
40430HCQ9	17,350.80	(9,836.80)	7,514.00	3,267.41	(4,246.59)	3,267.41	10,485.80
40430HDC9	1,851,099.68	-	1,851,099.68	1,792,320.84	(58,778.84)	1,792,320.84	1,382,382.87
40430HEB0	63,957.60	(12,947.84)	51,009.76	40,225.13	(10,784.63)	40,225.13	60,728.90
40430HFL7	1,956,176.05	-	1,956,176.05	1,906,241.76	(49,934.29)	1,906,241.76	1,318,660.00
40430MAB3	774,684.30	-	774,684.30	498,323.78	(276,360.52)	498,323.78	427,663.10
40430VAG2	8,658,131.22	1,992,799.59	10,650,930.81	10,650,930.84	0.03	10,650,930.84	6,347,544.39
40430YAD3	1,120,844.61	476,051.43	1,596,896.04	1,595,797.52	(1,098.52)	1,595,797.52	1,032,149.37
40431HAT4	36,041.61	(675.07)	35,366.54	3,884.33	(31,482.21)	3,884.33	47,067.21
40431KAA8	218,202.31	-	218,202.31	199,872.54	(18,329.77)	199,872.54	171,190.71
40431KAE0	7,121,578.31	(179,682.76)	6,941,895.55	5,616,940.27	(1,324,955.28)	5,616,940.27	4,391,833.37
40431KAL4	-	29,984.05	29,984.05	356.28	(29,627.77)	356.28	39,389.28
40431KAN0	3,059.18	(2,656.02)	403.16	7.99	(395.17)	7.99	5,149.68
40431RAN5	42,004.00	(25,007.00)	16,997.00	7,087.43	(9,909.57)	7,087.43	40,890.00
40431XAE2	5,000,000.00	(561,010.00)	4,438,990.00	3,669,719.88	(769,270.12)	3,669,719.88	2,298,750.00
40431XAF9	1,652,330.35	(203,975.66)	1,448,354.69	1,186,537.22	(261,817.47)	1,186,537.22	2,520,998.43
41161PA86	2,172,925.09	(184,140.35)	1,988,784.74	1,982,904.87	(5,879.87)	1,982,904.87	1,517,659.57
41161PFR9	1,486,451.33	(24,007.88)	1,462,443.45	1,462,165.21	(278.24)	1,462,165.21	948,636.14
41161PH55	42,645.44	(24,922.09)	17,723.35	3,658.60	(14,064.75)	3,658.60	54,018.22
41161PHC0	8,923,425.56	-	8,923,425.56	8,884,066.38	(39,359.18)	8,884,066.38	5,672,667.45
41161PHU0	8,601,760.49	(145,308.40)	8,456,452.09	8,430,019.21	(26,432.88)	8,430,019.21	5,932,136.36
41161PHZ9	70,913.71	82,797.01	153,710.72	153,889.42	178.70	153,889.42	180,593.67
41161PKH5	757,675.22	(22,173.52)	735,501.70	725,024.85	(10,476.85)	725,024.85	396,503.30
41161PL43	24,615,331.86	(2,590,119.02)	22,025,212.84	21,612,784.20	(412,428.64)	21,612,784.20	11,709,148.24
41161PLR2	14,244,717.90	(385,166.07)	13,859,551.83	13,825,335.74	(34,216.09)	13,825,335.74	8,366,287.54
41161PMG5	17,253,098.35	(435,416.46)	16,817,681.89	16,726,726.35	(90,955.54)	16,726,726.35	9,864,976.57
41161PQU0	15,032,844.26	(509,899.05)	14,522,945.21	14,404,648.24	(118,296.97)	14,404,648.24	8,046,381.00
41161PSC8	187,355.22	(104,485.09)	82,870.13	33,906.46	(48,963.67)	33,906.46	128,673.17
41161PTN3	2,488,737.90	-	2,488,737.90	2,403,295.01	(85,442.89)	2,403,295.01	1,429,172.80
41161PTP8	1,047,870.97	(49,765.79)	998,105.18	894,911.80	(103,193.38)	894,911.80	381,718.55
41161PWB5	8,018,119.10	(221,789.19)	7,796,329.91	7,739,206.28	(57,123.63)	7,739,206.28	4,267,591.76
41161PXH1	920,291.74	-	920,291.74	916,897.69	(3,394.05)	916,897.69	556,437.84
41161PZR7	118,106.83	(67,955.53)	50,151.30	50,150.84	(0.46)	50,150.84	144,552.84
41162DAF6	11,701,738.11	(661,584.41)	11,040,153.70	11,040,153.68	(0.02)	11,040,153.68	6,862,911.53
41164LAB5	17,946,999.15	(161,791.91)	17,785,207.24	16,997,897.58	(787,309.66)	16,997,897.58	8,449,856.09
43739EAP2	22,961,392.55	(820,456.47)	22,140,936.08	22,140,936.08	-	22,140,936.08	12,892,201.96
43739EBJ5	10,261,824.53	-	10,261,824.53	10,189,859.48	(71,965.05)	10,189,859.48	7,276,570.28
43739EBS5	10,255,869.16	-	10,255,869.16	10,210,251.89	(45,617.27)	10,210,251.89	6,956,810.14
44328AAB6	110,785.78	-	110,785.78	97,220.60	(13,565.18)	97,220.60	91,241.98
45071KDD3	2,258,869.68	(21,618.04)	2,237,251.64	1,959,951.95	(277,299.69)	1,959,951.95	1,845,852.93
45254NHV2	371,610.30	-	371,610.30	367,980.49	(3,629.81)	367,980.49	123,297.15
45254NJG3	1,549,447.63	(6,571.48)	1,542,876.15	1,538,876.76	(3,999.39)	1,538,876.76	928,880.28
45254NJK4	263,296.35	-	263,296.35	248,823.16	(14,473.19)	248,823.16	227,276.45
45254NJP3	205,413.04	36,624.01	242,037.05	217,461.32	(24,575.73)	217,461.32	80,537.81
45254NJV0	1,138,070.34	(9,708.64)	1,128,361.70	1,128,361.70	-	1,128,361.70	788,426.01
45254NJX6	292,353.93	6,584.43	298,938.36	298,704.57	(233.79)	298,704.57	289,072.22
45254NKA4	495,568.65	(65,119.76)	430,448.89	431,215.66	766.77	431,215.66	321,464.99
45254NKD8	4,629,985.41	-	4,629,985.41	4,626,242.43	(3,742.98)	4,626,242.43	3,429,700.17
45254NKF3	5,907,974.72	(4,269.54)	5,903,705.18	5,903,705.18	-	5,903,705.18	4,022,194.93
45254NKK2	283,289.05	(174,576.02)	108,713.03	107,138.87	(1,574.16)	107,138.87	60,564.22
45254NKX4	7,161,988.36	(10,938.73)	7,151,049.63	7,000,982.48	(150,067.15)	7,000,982.48	4,810,195.34
45254NNP8	15,300,516.98	(58,004.25)	15,242,512.73	14,916,899.98	(325,612.75)	14,916,899.98	9,037,984.78
45254NPA9	17,242,032.23	(21,220.96)	17,220,811.27	17,188,650.63	(32,160.64)	17,188,650.63	11,291,071.24
45254NPG6	1,824,326.79	68,839.48	1,893,166.27	1,499,661.60	(393,504.67)	1,499,661.60	784,659.56
45254NPU5	6,143,726.31	(56,958.49)	6,086,767.82	6,081,734.04	(5,033.78)	6,081,734.04	3,455,846.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254TMK7	$103,933.71	$44,404.56	$148,338.27	$148,251.52	$(86.75)	$148,251.52	$58,150.97
45254TSM7	5,134,958.75	-	5,134,958.75	4,904,216.59	(230,742.16)	4,904,216.59	2,203,345.32
45254TTM6	7,821,649.09	3,574,764.87	11,396,413.96	11,392,853.15	(3,560.81)	11,392,853.15	114,739.03
452570AA2	108,099.32	(11,936.08)	96,163.24	96,163.25	0.01	96,163.25	70,513.16
45257EAA2	7,076,387.15	(332,234.94)	6,744,152.21	6,379,410.87	(364,741.34)	6,379,410.87	2,700,786.82
45660L4P1	621,804.05	(133,988.47)	487,815.58	57,105.29	(430,710.29)	57,105.29	1,083,035.37
45660L4Q9	384,064.65	(251,714.72)	132,349.93	979.46	(131,370.47)	979.46	42,763.04
45660LAU3	198,143.26	-	198,143.26	171,417.93	(26,725.33)	171,417.93	166,005.65
45660LCN7	7,169,685.04	(373,021.18)	6,796,663.86	6,776,094.11	(20,569.75)	6,776,094.11	3,622,615.51
45660LGX1	178,224.04	(114,519.62)	63,704.42	63,704.11	(0.31)	63,704.11	72,065.00
45660LKW8	29,413,454.36	-	29,413,454.36	29,030,201.20	(383,253.16)	29,030,201.20	15,624,210.43
45660LNB1	411,659.39	8,529.99	420,189.38	327,147.44	(93,041.94)	327,147.44	236,660.48
45660LR84	279,459.32	(212,446.68)	67,012.64	17,959.47	(49,053.17)	17,959.47	126,578.07
45660LVD8	46,323.44	5,215.42	51,538.86	32,328.46	(19,210.40)	32,328.46	44,144.81
45660LW96	4,663,844.83	(200,285.25)	4,463,559.58	4,362,887.12	(100,672.46)	4,362,887.12	2,225,089.04
45660LWD7	5,091,502.81	(1,201,715.18)	3,889,787.63	3,884,344.71	(5,442.92)	3,884,344.71	2,954,382.62
45660LYW3	5,853,501.88	(131,428.11)	5,722,073.77	5,391,847.32	(330,226.45)	5,391,847.32	2,803,125.90
45660N2J3	6,372,718.41	(42,070.33)	6,330,648.08	6,179,827.90	(150,820.18)	6,179,827.90	3,707,712.83
45660N5H4	7,613,450.26	(85,652.21)	7,527,798.05	7,335,159.95	(192,638.10)	7,335,159.95	5,136,644.66
45660N7R0	297,682.97	(38,427.25)	259,255.72	125,824.32	(133,431.40)	125,824.32	121,149.00
45660NM44	270,353.97	12,515.17	282,869.14	283,563.82	694.68	283,563.82	456,915.03
45660NQ24	2,708,860.47	(143,975.78)	2,564,884.69	2,543,474.90	(21,409.79)	2,543,474.90	2,131,329.60
45660NRB3	721,448.94	390,163.68	1,111,612.62	1,111,448.99	(163.63)	1,111,448.99	561,917.32
45660NS30	3,078,528.74	(5,877.59)	3,072,651.15	3,039,838.61	(32,812.54)	3,039,838.61	1,572,367.56
45660NT96	3,452,909.04	-	3,452,909.04	3,384,296.00	(68,613.04)	3,384,296.00	2,624,022.47
456612AC4	21,551,229.32	(716,844.00)	20,834,385.32	20,836,618.72	2,233.40	20,836,618.72	11,326,676.00
45661EAA2	424,264.23	(41,654.37)	382,609.86	382,609.84	(0.02)	382,609.84	296,062.18
45661EAM6	(15,929.66)	-	(15,929.66)	-	15,929.66	-	-
45661LAG3	4,656,310.95	2,674,595.53	7,330,906.48	6,982,957.06	(347,949.42)	6,982,957.06	4,222,057.95
45661XAK8	(2,861.52)	-	(2,861.52)	-	2,861.52	-	-
45662BAJ8	150,566.18	(31,994.75)	118,571.43	118,571.43	-	118,571.43	96,138.02
45664BAE7	125,574.24	(4,872.64)	120,701.60	32,217.23	(88,484.37)	32,217.23	59,179.35
45664BAF4	14,896.53	-	14,896.53	151.42	(14,745.11)	151.42	16,400.35
45667QAJ0	152,815.71	(110,494.63)	42,321.08	23,470.58	(18,850.50)	23,470.58	58,765.38
45667WAA6	5,791,497.51	-	5,791,497.51	5,738,173.98	(53,323.53)	5,738,173.98	3,396,490.07
45667WAC2	1,061,712.03	-	1,061,712.03	912,641.26	(149,070.77)	912,641.26	597,113.27
45667WAJ7	15,267.62	(8,676.62)	6,591.00	2,073.04	(4,517.96)	2,073.04	14,553.23
45668WAE7	617,686.02	126,591.46	744,277.48	689,250.87	(55,026.61)	689,250.87	407,227.90
464125AC7	2,049,608.69	(451,355.39)	1,598,253.30	1,411,834.09	(186,419.21)	1,411,834.09	1,545,252.80
464126BW0	518,562.49	160,365.74	678,928.23	678,104.61	(823.62)	678,104.61	315,144.13
46412AAD4	4,426,669.31	(304,691.87)	4,121,977.44	4,121,977.45	0.01	4,121,977.45	3,228,660.50
466247NC3	763,348.41	496,069.23	1,259,417.64	714,519.49	(544,898.15)	714,519.49	509,267.65
466247XE8	8,378,386.49	(401,760.29)	7,976,626.20	7,557,818.41	(418,807.79)	7,557,818.41	4,957,619.01
46627MBQ9	14,793,717.92	(35,993.12)	14,757,724.80	14,588,991.65	(168,733.15)	14,588,991.65	9,339,570.00
46627MCS4	10,523,089.43	(724,672.55)	9,798,416.88	9,473,967.41	(324,449.47)	9,473,967.41	5,291,066.21
466284AG1	6,110.02	(3,489.00)	2,621.02	484.50	(2,136.52)	484.50	1,009.63
466286AH4	11,833.06	(9,643.85)	2,189.21	307.91	(1,881.30)	307.91	961.44
46629BAR0	4,307,876.98	(183,067.00)	4,124,809.98	3,387,847.38	(736,962.60)	3,387,847.38	3,528,750.00
46629NAC7	542,935.82	-	542,935.82	516,494.29	(26,441.53)	516,494.29	456,010.55
46629QAR7	39,647.40	(5,173.40)	34,474.00	13,880.46	(20,593.54)	13,880.46	34,246.00
46629QAU0	2,021,995.44	(38,863.00)	1,983,132.44	1,464,528.27	(518,604.17)	1,464,528.27	946,687.50
46629QBE5	9,013.40	-	9,013.40	1,755.71	(7,257.69)	1,755.71	4,614.60
46629QBF2	34,532.60	(23,878.43)	10,654.17	2,537.57	(8,116.60)	2,537.57	33,421.51
46629TAP5	28,239.94	10,415.06	38,655.00	15,869.93	(22,785.07)	15,869.93	77,296.00
46630CAC8	4,241,516.15	(239,120.51)	4,002,395.64	2,599,205.87	(1,403,189.77)	2,599,205.87	1,434,450.00
46630KAA4	1,953,316.24	(27,452.89)	1,925,863.35	1,740,643.15	(185,220.20)	1,740,643.15	1,416,365.51
52520MFT5	237,961.35	(69,153.80)	168,807.55	168,807.55	-	168,807.55	238,233.86
525221AW7	921,355.00	(667,600.19)	253,754.81	253,754.83	0.02	253,754.83	281,904.66
525221CD7	559,421.41	439,062.21	998,483.62	716,769.44	(281,714.18)	716,769.44	107,768.85
525221CE5	25,395.30	(11,082.18)	14,313.12	2,210.30	(12,102.82)	2,210.30	29,920.68
525221DV6	(8,775.38)	(12,813.42)	(21,588.80)	6,163.77	27,752.57	6,163.77	120,038.30
525221EN3	17,867,814.42	(1,222,548.02)	16,645,266.40	16,648,455.09	3,188.69	16,648,455.09	6,258,112.24
525221EY9	24,237.30	(18,781.92)	5,455.38	954.24	(4,501.14)	954.24	13,268.11
525221FE2	477.59	13,051.50	13,529.09	7,720.86	(5,808.23)	7,720.86	14,072.47
525221GK7	55,878.89	11,810.83	67,689.72	90.06	(67,599.66)	90.06	5,867.58
525221GM3	4,216,698.22	(243,581.79)	3,973,116.43	3,973,116.43	-	3,973,116.43	2,143,094.71
525221GW1	13,735.93	-	13,735.93	-	(13,735.93)	-	-
525221HA8	31,302,771.71	(3,924,129.91)	27,378,641.80	27,376,530.02	(2,111.78)	27,376,530.02	16,220,806.10
525221HK6	-	8,712.03	8,712.03	1,771.39	(6,940.64)	1,771.39	1,685.89
525221JA6	185,398.14	216,678.63	402,076.77	116,346.84	(285,729.93)	116,346.84	327,869.02
525226AL0	2,041,436.93	(881,883.17)	1,159,553.76	1,055,302.54	(104,251.22)	1,055,302.54	105,672.00
525229AG5	3,305,832.31	(1,374,579.22)	1,931,253.09	1,931,253.09	-	1,931,253.09	1,452,438.93
52522DAZ4	493.42	-	493.42	-	(493.42)	-	-
52522GAQ7	7,948.99	-	7,948.99	-	(7,948.99)	-	-
52524VAG4	16,012,291.61	(703,565.77)	15,308,725.84	14,880,794.38	(427,931.46)	14,880,794.38	8,310,209.38
52524YAF0	15,541,301.08	(1,360,381.05)	14,180,920.03	13,987,390.02	(193,530.01)	13,987,390.02	7,172,764.08
550279AA1	6,274,777.90	(236,352.07)	6,038,425.83	5,719,975.04	(318,450.79)	5,719,975.04	3,305,180.21
55027AAR1	16,288,890.63	(1,244,157.03)	15,044,733.60	14,831,783.35	(212,950.25)	14,831,783.35	8,697,837.47
55027AAU4	7,186,788.15	(614,901.60)	6,571,886.55	6,443,807.17	(128,079.38)	6,443,807.17	2,962,638.41
55027BAA6	20,955,333.39	(2,254,332.44)	18,701,000.95	17,758,278.13	(942,722.82)	17,758,278.13	8,466,012.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55275NBB6	$8,250.00	$-	$8,250.00	$-	$(8,250.00)	$-	$-
56119LAG8	4,723,808.83	(1,877,459.94)	2,846,348.89	1,531,598.40	(1,314,750.49)	1,531,598.40	146,430.00
576429AL8	19,711.56	(11,899.96)	7,811.60	6,301.40	(1,510.20)	6,301.40	32,665.19
576433E44	297,366.84	(76,658.37)	220,708.47	220,708.46	(0.01)	220,708.46	272,937.67
576433G42	10,652,312.45	(163,453.73)	10,488,858.72	10,412,833.49	(76,025.23)	10,412,833.49	5,566,969.49
576433H33	6,372,422.22	(392,290.83)	5,980,131.39	5,972,733.59	(7,397.80)	5,972,733.59	4,252,420.19
576433KG0	611,574.23	409,654.00	1,021,228.23	1,021,228.23	-	1,021,228.23	542,404.20
576433NH5	4,864,250.80	(932,638.83)	3,931,611.97	3,738,615.28	(192,996.69)	3,738,615.28	2,184,145.84
576433RU2	1,564,814.22	1,198,608.89	2,763,423.11	2,311,546.71	(451,876.40)	2,311,546.71	834,300.00
576433SE7	1,210,379.66	779,554.36	1,989,934.02	1,858,572.37	(131,361.65)	1,858,572.37	394,640.00
576433WZ5	2,716,809.47	(27,281.63)	2,689,527.84	2,689,527.83	(0.01)	2,689,527.83	2,741,425.34
576436CV9	721,026.64	(4,537.22)	716,489.42	654,247.18	(62,242.24)	654,247.18	443,794.43
57643AAA8	945,496.45	(82,062.60)	863,433.85	770,147.78	(93,286.07)	770,147.78	561,189.50
57643LMP8	2,789,386.65	(231,738.57)	2,557,648.08	1,993,072.89	(564,575.19)	1,993,072.89	990,090.30
576444AA1	-	(779.65)	(779.65)	(779.62)	0.03	(779.62)	-
589929D62	124,182.59	(54.60)	124,127.99	124,127.89	(0.10)	124,127.89	113,199.46
59020UAA3	258,104.69	(17,427.80)	240,676.89	241,216.22	539.33	241,216.22	258,055.41
59020UHP3	1,052,530.18	(38,769.78)	1,013,760.40	1,013,918.12	157.72	1,013,918.12	1,551,002.30
59020UQ57	3,985,091.88	(179,447.86)	3,805,644.02	3,709,559.79	(96,084.23)	3,709,559.79	1,886,796.00
59020UTL9	1,301,661.36	(250,222.66)	1,051,438.70	1,051,438.71	0.01	1,051,438.71	569,601.48
59020UXN0	988,984.54	(503,824.31)	485,160.23	337,980.13	(147,180.10)	337,980.13	343,243.94
590212AB2	374,387.65	(1,410.69)	372,976.96	283,938.22	(89,038.74)	283,938.22	240,738.19
59023WAG3	95,554.26	(20,280.06)	75,274.20	32,000.47	(43,273.73)	32,000.47	100,682.69
59024EAD9	3,325,725.45	335,633.92	3,661,359.37	2,550,410.90	(1,110,948.47)	2,550,410.90	2,626,032.47
59024UAB7	2,032,019.76	(1,128.09)	2,030,891.67	1,744,959.31	(285,932.36)	1,744,959.31	1,492,947.00
59024WAF4	441,002.12	(18,363.18)	422,638.94	422,639.40	0.46	422,639.40	30,981.59
61748HAA9	29,279.95	(72.49)	29,207.46	29,212.42	4.96	29,212.42	26,883.97
61748HRF0	144,755.20	(48,244.69)	96,510.51	12,607.65	(83,902.86)	12,607.65	2,570.55
61749BAB9	945,603.73	(5,384.35)	940,219.38	856,972.03	(83,247.35)	856,972.03	658,881.87
61749BAP8	2,417.08	(1,382.60)	1,034.48	789.67	(244.81)	789.67	2,192.23
61750FAE0	880,066.92	31,010.99	911,077.91	739,608.63	(171,469.28)	739,608.63	504,449.35
61750MAB1	115,988.62	-	115,988.62	106,384.19	(9,604.43)	106,384.19	111,448.07
61750SAB8	1,290,522.75	(5,100.27)	1,285,422.48	1,163,864.67	(121,557.81)	1,163,864.67	1,071,294.30
61751JAQ4	38,767.09	19,560.54	58,327.63	24,575.78	(33,751.85)	24,575.78	47,181.32
617526AE8	476,968.44	(46,120.06)	430,848.38	330,663.44	(100,184.94)	330,663.44	246,923.38
61753KAB2	559,208.71	(774.82)	558,433.89	509,549.80	(48,884.09)	509,549.80	515,564.98
61753VAG7	-	2,766.48	2,766.48	1,369.53	(1,396.95)	1,369.53	2,887.04
61755AAB2	49,506.96	(442.13)	49,064.83	45,196.99	(3,867.84)	45,196.99	38,362.28
61755FAE5	37,534.44	(10,214.31)	27,320.13	13,795.30	(13,524.83)	13,795.30	10,768.38
61757MAB4	3,913,561.13	(835,075.75)	3,078,485.38	2,414,468.28	(664,017.10)	2,414,468.28	2,422,750.88
61915RAX4	2,201,640.30	-	2,201,640.30	1,339,676.66	(861,963.64)	1,339,676.66	1,614,302.59
61915RAZ9	11,829.77	148,828.39	160,658.16	111,861.95	(48,796.21)	111,861.95	33,803.15
61915RBB1	9,308,158.67	(625,806.12)	8,682,352.55	8,387,760.09	(294,592.46)	8,387,760.09	4,986,896.17
61915RBZ8	1,409,159.00	(272,420.17)	1,136,738.83	1,057,232.52	(79,506.31)	1,057,232.52	650,326.10
638728AC9	3,259,817.85	(22,890.34)	3,236,927.51	2,529,371.10	(707,556.41)	2,529,371.10	2,030,692.06
638728AF2	18,561.91	-	18,561.91	-	(18,561.91)	-	-
64352VLH2	2,532,571.71	582,801.90	3,115,373.61	3,115,373.60	(0.01)	3,115,373.60	2,292,240.57
64352VPC9	43,123.92	5,242.88	48,366.80	13,538.07	(34,828.73)	13,538.07	12,812.60
64352VQR5	9,931,486.08	(168,524.05)	9,762,962.03	7,679,198.67	(2,083,763.36)	7,679,198.67	6,518,578.40
65106FAB8	14,263,605.35	(22,735.06)	14,240,870.29	13,367,631.80	(873,238.49)	13,367,631.80	8,862,773.86
65106FAG7	1,190,670.00	30,370.04	1,221,040.04	393,807.29	(827,232.75)	393,807.29	647,670.34
65535VEY0	1,058,364.05	4,609.67	1,062,973.72	1,022,015.53	(40,958.19)	1,022,015.53	656,871.50
65535VLQ9	-	43,484.42	43,484.42	15,910.41	(27,574.01)	15,910.41	75,971.03
65535VPK8	-	20,060.27	20,060.27	2,860.98	(17,199.29)	2,860.98	15,500.08
65535VRH3	6,266,429.36	1,539,821.26	7,806,250.62	6,086,108.40	(1,720,142.22)	6,086,108.40	5,584,866.16
65535VRK6	3,718,965.94	(45,152.89)	3,673,813.05	2,718,914.42	(954,898.63)	2,718,914.42	2,088,268.18
65535VSQ2	(82.52)	84,811.20	84,728.68	15,777.81	(68,950.87)	15,777.81	52,938.73
65535VUS5	3,895,364.92	(14,580.71)	3,880,784.21	2,989,246.58	(891,537.63)	2,989,246.58	2,305,182.59
65537BAG5	135,801.47	27,719.32	163,520.79	66,290.17	(97,230.62)	66,290.17	186,827.55
65538DAA3	5,312,827.99	(755,452.40)	4,557,375.59	3,758,835.27	(798,540.32)	3,758,835.27	2,743,517.21
66987WDE4	5,847,704.72	(1,907,696.14)	3,940,008.58	2,625,510.75	(1,314,497.83)	2,625,510.75	1,321,874.39
669884AF5	377,184.51	(320,129.01)	57,055.50	19,285.80	(37,769.70)	19,285.80	65,026.50
68383NCA9	29,122,184.77	(24,362.21)	29,097,822.56	28,077,470.17	(1,020,352.39)	28,077,470.17	19,464,924.60
68383NCD3	3,010,524.84	-	3,010,524.84	2,886,447.36	(124,077.48)	2,886,447.36	1,195,500.00
68383NCU5	11,502,942.75	-	11,502,942.75	11,278,190.80	(224,751.95)	11,278,190.80	6,778,459.97
68383NDT7	11,271,205.77	(896,796.33)	10,374,409.44	10,376,195.82	1,786.38	10,376,195.82	5,667,672.20
68383NDW0	3,597,142.89	1,966,825.58	5,563,968.47	5,563,968.48	0.01	5,563,968.48	1,438,805.68
68402CAC8	1,129,570.54	-	1,129,570.54	904,070.48	(225,500.06)	904,070.48	925,975.69
69121PDE0	465,476.34	(30,222.18)	435,254.16	371,270.34	(63,983.82)	371,270.34	362,639.76
69121PDX8	978,111.40	(12,463.44)	965,647.96	761,663.20	(203,984.76)	761,663.20	686,172.00
70069FHV2	1,768,763.27	2,237,789.96	4,006,553.23	4,006,553.22	(0.01)	4,006,553.22	791,420.34
74348UAL3	529,251.03	8,700,000.00	9,229,251.03	9,229,251.03	-	9,229,251.03	5,297,590.09
74919VAB2	10,652,302.68	(993,121.20)	9,659,181.48	9,313,276.32	(345,905.16)	9,313,276.32	7,593,689.89
74922MAB7	9,687,128.57	4,175,428.12	13,862,556.69	13,005,303.38	(857,253.31)	13,005,303.38	7,543,029.69
74922MAC5	2,092,990.54	(291,002.72)	1,801,987.82	1,711,344.62	(90,643.20)	1,711,344.62	1,034,273.47
74923PAJ2	1,571.45	2,853.35	4,424.80	1,660.00	(2,764.80)	1,660.00	1,630.90
74923PAK9	(391.02)	327.62	(63.40)	124.63	188.03	124.63	127.17
74923PAL7	1,971.91	-	1,971.91	-	(1,971.91)	-	-
74924UAB7	14,266,741.14	(505,253.85)	13,761,487.29	13,569,897.78	(191,589.51)	13,569,897.78	12,126,297.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74924XAD7	$1,426,249.05	$659,240.86	$2,085,489.91	$376,108.88	$(1,709,381.03)	$376,108.88	$615,410.40
74924YAH6	26,957.81	855.91	27,813.72	18,269.99	(9,543.73)	18,269.99	17,436.02
74927WAM6	228,730.11	71,175.90	299,906.01	299,674.84	(231.17)	299,674.84	374,845.91
74927XAM4	428,321.08	482,092.88	910,413.96	321,910.50	(588,503.46)	321,910.50	685,678.07
74951PBT4	3,922,041.69	2,299,991.33	6,222,033.02	6,219,225.65	(2,807.37)	6,219,225.65	2,601,017.16
74951PBV9	894,714.17	506,127.46	1,400,841.63	1,400,234.30	(607.33)	1,400,234.30	481,894.24
75114GAC3	27,542,226.82	(1,593,933.88)	25,948,292.94	25,436,827.09	(511,465.85)	25,436,827.09	13,131,451.01
75114HAD9	26,156,641.02	(2,290,774.73)	23,865,866.29	23,209,196.24	(656,670.05)	23,209,196.24	12,420,778.06
75114HAK3	4,345,090.29	1,332,818.60	5,677,908.89	5,187,537.40	(490,371.49)	5,187,537.40	1,375,305.50
75114NAA2	17,619,327.37	(271,141.83)	17,348,185.54	13,233,122.05	(4,115,063.49)	13,233,122.05	11,049,903.55
75114NAB0	4,294,512.68	1,986,378.35	6,280,891.03	4,812,858.48	(1,468,032.55)	4,812,858.48	2,639,323.22
75156XAC5	1,692,681.48	(66,097.69)	1,626,583.79	1,406,146.85	(220,436.94)	1,406,146.85	390,224.99
75405KAG3	72,207.00	(33,520.50)	38,686.50	16,425.07	(22,261.43)	16,425.07	82,599.00
75406AAB5	8,895,403.76	(112,039.39)	8,783,364.37	8,534,745.54	(248,618.83)	8,534,745.54	6,409,197.82
75970JAL0	53,512.83	58,314.15	111,826.98	61,163.35	(50,663.63)	61,163.35	92,482.25
75971EAK2	257,595.69	(43,454.93)	214,140.76	101,429.40	(112,711.36)	101,429.40	265,536.27
760985U33	395,180.18	227,220.37	622,400.55	622,400.56	0.01	622,400.56	207,422.66
76110GG62	6,213,713.75	(73,638.66)	6,140,075.09	6,140,075.09	-	6,140,075.09	4,833,180.01
76110GG70	2,369,630.97	(225,691.40)	2,143,939.57	2,144,577.08	637.51	2,144,577.08	1,868,499.55
76110GJ85	3,997,112.98	(76,580.43)	3,920,532.55	3,920,532.57	0.02	3,920,532.57	3,421,042.45
76110GTL5	1,562,861.26	(79,616.47)	1,483,244.79	1,483,244.80	0.01	1,483,244.80	1,574,472.15
76110GZQ7	8,594,656.44	(93,127.26)	8,501,529.18	8,501,529.19	0.01	8,501,529.19	7,490,061.37
76110GZR5	3,073,642.49	(28,507.28)	3,045,135.21	3,045,637.00	501.79	3,045,637.00	2,766,575.59
76110H4M8	395,265.68	(3,107.15)	392,158.53	334,099.27	(58,059.26)	334,099.27	213,990.49
76110H4Q9	563,487.10	(86,553.64)	476,933.46	476,939.06	5.60	476,939.06	548,700.17
76110H5C9	1,054,092.13	(435,732.14)	618,359.99	314,578.84	(303,781.15)	314,578.84	230,605.76
76110H5D7	30,845.67	-	30,845.67	7,611.74	(23,233.93)	7,611.74	22,307.81
76110HKX6	5,323,061.55	2,813,000.16	8,136,061.71	8,135,654.13	(407.58)	8,135,654.13	5,455,081.97
76110HKY4	703,854.76	625,157.79	1,329,012.55	1,328,923.64	(88.91)	1,328,923.64	636,456.27
76110W4J2	24,575.12	1,138.47	25,713.59	9,281.19	(16,432.40)	9,281.19	11,360.80
76110W6M3	2,284,782.03	774,236.30	3,059,018.33	3,059,018.34	0.01	3,059,018.34	918,960.00
761118FM5	13,209,885.72	-	13,209,885.72	12,296,474.43	(913,411.29)	12,296,474.43	8,438,914.81
761118FQ6	58,397.92	(29,610.73)	28,787.19	6,871.76	(21,915.43)	6,871.76	36,361.08
761118KU1	9,725,160.09	-	9,725,160.09	8,846,793.13	(878,366.96)	8,846,793.13	5,189,883.97
761118LA4	53,796.11	36,697.64	90,493.75	90,493.51	(0.24)	90,493.51	56,162.22
761118NN4	13,169,053.72	(694,418.44)	12,474,635.28	12,175,403.88	(299,231.40)	12,175,403.88	7,067,863.87
761118RJ9	707,298.45	(65,944.35)	641,354.10	621,028.28	(20,325.82)	621,028.28	309,807.20
761118RM2	28,918,638.87	(2,753,099.13)	26,165,539.74	25,698,060.79	(467,478.95)	25,698,060.79	13,624,706.80
761118WE4	204.00	-	204.00	-	(204.00)	-	-
761118WP9	18,769,710.39	(1,200,907.10)	17,568,803.29	15,649,047.44	(1,919,755.85)	15,649,047.44	10,974,279.58
761118WS3	3,842.84	4,366.40	8,209.24	1,319.66	(6,889.58)	1,319.66	2,850.76
76112B4M9	2,906,247.24	(166,746.10)	2,739,501.14	2,639,861.63	(99,639.51)	2,639,861.63	1,706,190.19
76112BE48	1,553,562.99	327,594.16	1,881,157.15	1,878,001.27	(3,155.88)	1,878,001.27	1,468,690.76
76112BK66	29,668.14	1,031.12	30,699.26	11,985.79	(18,713.47)	11,985.79	14,717.40
76112BLZ1	648,509.15	2,256,347.73	2,904,856.88	2,904,856.89	0.01	2,904,856.89	1,032,365.44
76112BN55	62,581.52	(11,597.30)	50,984.22	24,080.01	(26,904.21)	24,080.01	19,886.20
76113ABJ9	1,991,058.20	(276,091.76)	1,714,966.44	1,388,640.81	(326,325.63)	1,388,640.81	603,031.78
76114GAL1	93,832.60	(7,899.88)	85,932.72	721.66	(85,211.06)	721.66	4,979.56
783422BF4	174,947.30	1,825,052.70	2,000,000.00	2,000,000.00	-	2,000,000.00	999,258.10
78402TAD8	658,267.91	531,732.09	1,190,000.00	1,190,000.00	-	1,190,000.00	464,357.04
79549AFV6	2,580,012.65	-	2,580,012.65	2,284,534.58	(295,478.07)	2,284,534.58	2,427,035.27
79549ASN0	290,908.06	115,910.09	406,818.15	405,371.50	(1,446.65)	405,371.50	262,566.48
79549AYA1	824,602.79	1,044,459.34	1,869,062.13	1,868,017.15	(1,044.98)	1,868,017.15	792,099.16
79549AYB9	28,499.74	215,284.78	243,784.52	244,317.00	532.48	244,317.00	98,140.79
805564RM5	2,956,499.58	738,544.07	3,695,043.65	3,695,043.66	0.01	3,695,043.66	2,089,243.83
80557BAC8	10,329,035.81	(158,347.64)	10,170,688.17	6,848,378.81	(3,322,309.36)	6,848,378.81	3,576,155.00
81377EAA2	355,927.50	-	355,927.50	259,115.01	(96,812.49)	259,115.01	197,339.38
81378EAA1	5,847,745.73	(48,743.39)	5,799,002.34	5,274,918.91	(524,083.43)	5,274,918.91	3,857,117.38
81379EAA0	738,805.66	(9,289.36)	729,516.30	689,403.90	(40,112.40)	689,403.90	535,867.62
81744DAD4	531,092.00	(372,715.11)	158,376.89	42,137.90	(116,238.99)	42,137.90	486,634.11
81744FJH1	373,163.99	(24,840.39)	348,323.60	348,585.43	261.83	348,585.43	193,051.98
81879MAX7	92,102.98	15,742.14	107,845.12	52,295.44	(55,549.68)	52,295.44	51,926.45
83612LAK5	3,923.58	-	3,923.58	-	(3,923.58)	-	-
84751PAA7	26,471.20	8,451.75	34,922.95	34,922.95	-	34,922.95	19,221.73
84752CAE7	2,585,715.86	(340,501.89)	2,245,213.97	1,739,762.41	(505,451.56)	1,739,762.41	744,068.89
8635722A0	304,298.96	-	304,298.96	258,947.73	(45,351.23)	258,947.73	215,387.01
863579DV7	1,592,934.73	(60,524.79)	1,532,409.94	1,094,361.06	(438,048.88)	1,094,361.06	177,264.90
863579DX3	166,572.65	34,636.60	201,209.25	148,056.44	(53,152.81)	148,056.44	94,283.24
863579GG7	165,415.67	661.88	166,077.55	166,077.40	(0.15)	166,077.40	141,003.15
863579GJ1	43,155.23	(22,724.27)	20,430.96	20,427.02	(3.94)	20,427.02	13,129.20
863579HM3	461,311.52	(367,802.35)	93,509.17	43,126.70	(50,382.47)	43,126.70	64,979.90
863579RE0	131,829.76	(115,383.13)	16,446.63	16,451.61	4.98	16,451.61	134,865.14
863579TU2	635,560.85	(532,661.09)	102,899.76	102,915.02	15.26	102,915.02	382,873.84
863579YR3	10,523,482.58	(90,438.93)	10,433,043.65	10,190,246.57	(242,797.08)	10,190,246.57	6,603,915.23
863579Z43	16,445.38	103,950.79	120,396.17	52,730.84	(67,665.33)	52,730.84	91,301.91
86358BAH5	32,690.46	(255.56)	32,434.90	11,444.36	(20,990.54)	11,444.36	14,153.86
86358EQJ8	4,145,569.20	(574,825.80)	3,570,743.40	3,206,369.81	(364,373.59)	3,206,369.81	806,857.32
86358HQW2	325,850.39	(266,556.53)	59,293.86	59,293.86	-	59,293.86	329,714.28
86358R3Q8	1,082,031.97	424,084.89	1,506,116.86	1,506,092.48	(24.38)	1,506,092.48	930,488.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RE86	$13,459.26	$3,776.02	$17,235.28	$17,216.29	$(18.99)	$17,216.29	$2,836.68
86358RL88	264,667.76	(34,909.91)	229,757.85	229,757.85	-	229,757.85	150,003.40
86358RLG0	385,111.34	49,705.21	434,816.55	434,784.64	(31.91)	434,784.64	271,022.08
86358RUL9	84,181.97	(56,749.75)	27,432.22	27,434.38	2.16	27,434.38	56,179.85
86358RUR6	101,135.94	206,388.52	307,524.46	307,529.13	4.67	307,529.13	56,947.29
86359ACC5	1,007,756.60	(196,483.91)	811,272.69	811,272.69	-	811,272.69	506,809.18
86359ACD3	843,958.00	(97,849.94)	746,108.06	745,811.91	(296.15)	745,811.91	612,335.68
86359ACE1	345,722.05	(27,506.90)	318,215.15	207,040.75	(111,174.40)	207,040.75	153,830.09
86359ACG6	76,697.26	(48,332.07)	28,365.19	28,188.04	(177.15)	28,188.04	67,311.50
86359AEH2	158,362.19	73,106.77	231,468.96	231,161.45	(307.51)	231,161.45	30,581.08
86359AHD8	420,482.44	108,278.11	528,760.55	528,489.82	(270.73)	528,489.82	364,521.10
86359AVY6	723,277.78	(3,382.42)	719,895.36	719,895.36	-	719,895.36	342,404.38
86359B7K1	213,076.55	(21,837.31)	191,239.24	187,908.19	(3,331.05)	187,908.19	154,961.35
86359BCV1	1,070,239.86	(127,934.45)	942,305.41	943,268.90	963.49	943,268.90	613,162.68
86359BKF7	1,227,093.53	428,166.70	1,655,260.23	1,658,397.70	3,137.47	1,658,397.70	2,231,220.18
86359BLB5	1,732,358.74	(30,744.46)	1,701,614.28	1,702,757.96	1,143.68	1,702,757.96	1,458,676.48
86359BLQ2	2,648,861.80	990,587.67	3,639,449.47	3,643,248.65	3,799.18	3,643,248.65	5,778,105.17
86359BLS8	116,441.18	62,462.37	178,903.55	110,076.13	(68,827.42)	110,076.13	96,817.83
86359BU82	290,663.85	(87,421.09)	203,242.76	80,989.75	(122,253.01)	80,989.75	151,103.21
86359DUV7	179,245.29	(49,349.89)	129,895.40	100,228.40	(29,667.00)	100,228.40	135,607.50
86359DXD4	294,266.16	(226,143.96)	68,122.20	68,122.20	-	68,122.20	63,993.01
86359LRC5	384,170.49	(257,490.29)	126,680.20	126,661.96	(18.24)	126,661.96	346,786.86
86359LRW1	28,679,892.40	(1,510,541.26)	27,169,351.14	26,475,123.11	(694,228.03)	26,475,123.11	15,136,386.82
86359LSM2	2,030,257.81	(81,453.31)	1,948,804.50	1,816,551.68	(132,252.82)	1,816,551.68	1,064,313.36
86360JAA9	14,543,741.26	(532,562.71)	14,011,178.55	13,930,147.54	(81,031.01)	13,930,147.54	8,109,614.85
86360JAE1	12,649,846.35	(761,646.33)	11,888,200.02	11,813,112.90	(75,087.12)	11,813,112.90	6,503,599.28
86360JAN1	5,595,458.98	(379,004.23)	5,216,454.75	5,147,847.78	(68,606.97)	5,147,847.78	2,625,609.16
86360KAF5	46,798,820.18	(2,955,673.08)	43,843,147.10	41,980,382.44	(1,862,764.66)	41,980,382.44	24,515,561.95
86360NAS1	1,233,351.06	810,834.20	2,044,185.26	318.15	(2,043,867.11)	318.15	1,666,540.94
86360PAD9	83,766.14	(4,763.24)	79,002.90	67,324.16	(11,678.74)	67,324.16	33,421.56
86360UAF3	5,521,288.04	(305,067.73)	5,216,220.31	5,102,465.72	(113,754.59)	5,102,465.72	2,864,885.94
86361EAM3	17,440.33	-	17,440.33	5,713.02	(11,727.31)	5,713.02	10,628.07
86361EAP6	9,042.00	-	9,042.00	3,046.79	(5,995.21)	3,046.79	8,085.00
86361EAQ4	-	2,346.27	2,346.27	655.03	(1,691.24)	655.03	2,523.50
86361HAA2	17,428,577.52	(684,001.96)	16,744,575.56	16,272,295.53	(472,280.03)	16,272,295.53	11,183,221.05
86361HAB0	11,651,742.66	(711,528.52)	10,940,214.14	10,943,104.96	2,890.82	10,943,104.96	7,842,308.99
86361HAZ7	-	9,594.00	9,594.00	3,464.37	(6,129.63)	3,464.37	39,630.00
86361HBA1	6,110.00	(3,826.40)	2,283.60	1,615.57	(668.03)	1,615.57	15,080.00
86362HAA1	14,588,619.53	(1,066,556.23)	13,522,063.30	12,561,288.69	(960,774.61)	12,561,288.69	7,147,203.91
86362HAH6	5,829.67	(3,177.69)	2,651.98	296.68	(2,355.30)	296.68	5,229.45
86362PAD7	253,545.94	(27,191.50)	226,354.44	122,110.19	(104,244.25)	122,110.19	71,430.42
86362XAV0	1,451.32	(1,120.95)	330.37	157.21	(173.16)	157.21	1,408.40
86363DAA9	13,760,475.45	(607,499.93)	13,152,975.52	12,694,054.56	(458,920.96)	12,694,054.56	7,142,217.23
86363HAB8	6,376,543.00	(237,447.51)	6,139,095.49	5,565,177.12	(573,918.37)	5,565,177.12	4,530,229.01
86363MAB7	5,202,696.47	(778,973.65)	4,423,722.82	3,978,852.21	(444,870.61)	3,978,852.21	2,186,856.00
86789MAP2	847,733.08	(457,943.46)	389,789.62	242,367.80	(147,421.82)	242,367.80	358,044.59
86800RAL5	1,972.56	-	1,972.56	-	(1,972.56)	-	-
872224AD2	20,349,000.00	-	20,349,000.00	19,360,265.50	(988,734.50)	19,360,265.50	9,799,142.34
872224AK6	119,332.16	(36,863.87)	82,468.29	28,832.86	(53,635.43)	28,832.86	124,089.68
872224AL4	40,816.07	(15,155.23)	25,660.84	25,660.84	-	25,660.84	43,894.13
872225AL1	93,706.50	(20,398.07)	73,308.43	73,308.44	0.01	73,308.44	230,995.55
872225AN7	30,641.99	(5,311.42)	25,330.57	25,330.58	0.01	25,330.58	98,001.41
872225AP2	22,599.87	219.29	22,819.16	22,819.15	(0.01)	22,819.15	92,891.37
872227AE3	8,031,420.99	(2,572,709.22)	5,458,711.77	5,313,561.29	(145,150.48)	5,313,561.29	3,957,824.24
872227AM5	181,133.95	(72,466.01)	108,667.94	36,583.13	(72,084.81)	36,583.13	177,935.23
87222EAJ7	31,009.62	24,043.08	55,052.70	13,908.37	(41,144.33)	13,908.37	73,001.72
87222PAN3	38,080.84	(17,273.04)	20,807.80	200.00	(20,607.80)	200.00	143,389.20
88156UAW0	-	45,750.00	45,750.00	45,750.00	-	45,750.00	30,500.00
88157QAL2	1,421,102.70	(457,898.05)	963,204.65	963,204.69	0.04	963,204.69	1,138,231.57
885220FS7	9,844,604.42	-	9,844,604.42	9,832,724.56	(11,879.86)	9,832,724.56	7,823,585.17
89789KAC9	30,127.35	(764.85)	29,362.50	11,270.83	(18,091.67)	11,270.83	27,000.00
92719UAM4	236,222.89	-	236,222.89	25,074.93	(211,147.96)	25,074.93	70,654.57
929227ZF6	52,265.55	(3,165.49)	49,100.06	49,100.06	-	49,100.06	124,067.66
92922F4M7	5,344,586.68	(19,929.97)	5,324,656.71	5,324,656.71	-	5,324,656.71	2,886,624.09
92922F5T1	9,171,169.14	(78,835.36)	9,092,333.78	9,092,333.78	-	9,092,333.78	5,914,578.69
92922F6E3	385,454.75	(77,583.33)	307,871.42	307,871.43	0.01	307,871.43	325,577.47
92922F7A0	2,238,246.59	-	2,238,246.59	1,699,451.30	(538,795.29)	1,699,451.30	1,020,525.22
92922F7Q5	12,554,648.32	(253,583.51)	12,301,064.81	12,300,269.04	(795.77)	12,300,269.04	6,680,797.65
92922FB72	1,559,125.74	-	1,559,125.74	1,554,057.51	(5,068.23)	1,554,057.51	937,789.79
92922FNW4	1,660,454.29	(123,016.17)	1,537,438.12	1,537,438.12	-	1,537,438.12	1,051,794.32
92922FQ76	789,417.30	(75,348.83)	714,068.47	494,472.77	(219,595.70)	494,472.77	288,547.16
92922FTJ7	1,833,244.40	(49,499.34)	1,783,745.06	1,756,138.52	(27,606.54)	1,756,138.52	1,176,690.61
92922FW61	2,327,563.81	(346,606.29)	1,980,957.52	1,873,062.99	(107,894.53)	1,873,062.99	1,192,605.33
92922FWU8	5,183,643.59	-	5,183,643.59	5,101,570.58	(82,073.01)	5,101,570.58	2,713,875.21
92922FZF8	11,146,213.55	(41,378.71)	11,104,834.84	11,104,834.84	-	11,104,834.84	7,900,401.88
92925CBB7	5,531,172.53	(24,538.49)	5,506,634.04	5,505,277.92	(1,356.12)	5,505,277.92	3,213,112.92
92926SAB2	58,318.93	(922.61)	57,396.32	50,378.73	(7,017.59)	50,378.73	38,707.45
92926SAE6	3,786,053.39	144,000.25	3,930,053.64	3,107,030.73	(823,022.91)	3,107,030.73	2,680,808.31
92977YAY7	2,719,007.55	414,130.93	3,133,138.48	2,868,059.48	(265,079.00)	2,868,059.48	94,172.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92978EAA2	$1,890,306.44	$-	$1,890,306.44	$1,656,110.40	$(234,196.04)	$1,656,110.40	$1,482,263.15
93363CAF6	715,176.15	-	715,176.15	676,140.30	(39,035.85)	676,140.30	683,550.19
9393363A9	627,474.62	-	627,474.62	529,631.30	(97,843.32)	529,631.30	489,247.67
9393365V1	2,586,237.08	(269,112.39)	2,317,124.69	2,293,666.96	(23,457.73)	2,293,666.96	1,822,659.77
939336PT4	391,940.06	(122,328.61)	269,611.45	269,620.10	8.65	269,620.10	210,258.96
939336U35	1,970,462.37	(76,525.93)	1,893,936.44	1,893,979.36	42.92	1,893,979.36	1,738,382.89
93934FHC9	12,194,405.07	(1,040,681.96)	11,153,723.11	11,079,857.85	(73,865.26)	11,079,857.85	6,594,274.54
93934FHK1	125,978.62	(89,806.95)	36,171.67	36,171.66	(0.01)	36,171.66	150,363.33
93934FHL9	113.36	(761.93)	(648.57)	379.14	1,027.71	379.14	1,287.75
93934FJQ6	23,928,084.11	(2,524,843.98)	21,403,240.13	21,112,966.43	(290,273.70)	21,112,966.43	11,840,531.31
93934FMJ8	320,639.91	384,301.34	704,941.25	309,537.78	(395,403.47)	309,537.78	619,871.43
93934XAB9	2,779,422.93	(37,957.41)	2,741,465.52	2,365,617.00	(375,848.52)	2,365,617.00	2,147,559.47
93935AAE2	538,344.76	322,155.31	860,500.07	778,895.46	(81,604.61)	778,895.46	722,756.73
93935GAJ8	204,824.70	(20,348.81)	184,475.89	184,475.85	(0.04)	184,475.85	400,667.47
93935LAG3	352,542.75	195,529.97	548,072.72	380,550.36	(167,522.36)	380,550.36	256,255.23
93935WAP9	3,734.16	(1,009.22)	2,724.94	558.78	(2,166.16)	558.78	749.62
93935WAQ7	213.83	-	213.83	-	(213.83)	-	-
93936JAM4	344,464.75	76,650.92	421,115.67	15,796.16	(405,319.51)	15,796.16	158,641.85
941034AD2	257,293.51	(84,240.51)	173,053.00	173,053.00	-	173,053.00	225,090.30
941574AG0	7,340,873.94	(1,616,039.00)	5,724,834.94	5,222,700.00	(502,134.94)	5,222,700.00	450,000.00
9497EVAF2	18,903.75	12,699.04	31,602.79	18,528.82	(13,073.97)	18,528.82	24,886.44
94980MAB4	51,701.22	-	51,701.22	-	(51,701.22)	-	-
94981PAG5	802,955.86	1,280,654.46	2,083,610.32	1,993,300.87	(90,309.45)	1,993,300.87	368,612.09
94981VAX5	1,188,385.23	(3,379.86)	1,185,005.37	1,185,005.37	-	1,185,005.37	1,167,253.01
94983CAJ6	22,596,075.06	(3,685.55)	22,592,389.51	22,592,389.52	0.01	22,592,389.52	19,042,096.00
94983TAE0	13,778,384.20	(9,809.29)	13,768,574.91	13,768,647.54	72.63	13,768,647.54	11,891,147.08
94983VAC9	10,613,691.73	(1,094,464.14)	9,519,227.59	9,528,559.05	9,331.46	9,528,559.05	7,833,355.09
94985JAG5	19,506,806.93	(924,368.23)	18,582,438.70	18,456,891.56	(125,547.14)	18,456,891.56	12,376,584.08
984582AA4	6,248,076.68	(378,282.85)	5,869,793.83	4,767,458.80	(1,102,335.03)	4,767,458.80	4,272,181.96
984582AB2	102,579.32	(33,344.79)	69,234.53	16,425.16	(52,809.37)	16,425.16	100,679.29
L26479NN8	2,022,238.45	(518,182.51)	1,504,055.94	1,237,993.81	(266,062.13)	1,237,993.81	1,441,266.57
L26480MN7	1,956,398.74	(1,294,652.03)	661,746.71	887,037.64	225,290.93	887,037.64	348,503.40
N2874AAB7	7,848,850.24	(3,145,633.23)	4,703,217.01	5,052,572.40	349,355.39	5,052,572.40	1,053,648.00
Totals	$2,953,442,689.02	$(106,853,708.32)	$2,846,588,980.70	$2,700,948,264.43	$(145,640,716.27)	$2,700,948,264.43	$1,692,409,639.54

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated May 1, 1996 by and between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

a. Amendment Nos. 1, 2, 3, 4, 5, 6, and 7 dated August 5, 1997, December 15, 1997, December 21, 1998, April 1, 2002, March 31, 2006, March 31, 2007, March 31, 2008 *

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated May 1, 1996 MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

a.      Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

b. Amendment No. 6 dated as of March 31, 2008 to MMLD Underwriting and Servicing Agreement *

	iii.	Template for Insurance Products Distribution Agreement (Version 4/08) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

a.      Template Amendment for Insurance Product Distribution Agreement (Version 4/08) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

	iv.	Template for Insurance Products Distribution Agreement (Version 12/09) *

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-50410) filed November 21, 2000

	iii.	Form of Disability Benefit Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	iv.	Form of Guaranteed Insurability Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	v.	Form of Other Insured Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	vi.	Form of Substitute of Insured Rider – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-50410) filed November 21, 2000

	vii.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	viii.	Form of Waiver of Specified Premium Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev. 8/07) —Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 10, 2002 – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (g)	Reinsurance Contracts

	i.	Canada Life Assurance Company (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008, July 1, 2011 and August 1, 2011 *

	ii.	Munich American Reassurance (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 *

	iii.	RGA Reinsurance Company (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008, February 28, 2011 and August 1, 2011 *

	iv.	SCOR Global Life Reinsurance Company of America / XL Re Life America Inc. (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company and XL Re Life America Inc.)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

2. Name Change letter effective February 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 *

	v.	Swiss Re Life & Health America, Inc. (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 *

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

a. AIM/INVESCO Funds

a1.    Participation Agreement dated as of April 30, 2004 (A I M Distributors, Inc. AIM Variable Insurance Funds, Inc. and Massachusetts Mutual Life Insurance Company), along with revised Schedule A as of July 6, 2005 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii.      Amendments Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

b. Fidelity Funds

b1.    Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

b2.    Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

c. ING Funds

c1.    Participation Agreement dated April 26, 2006 (ING Variable Products Trust, Massachusetts Mutual Life Insurance Company and ING Funds Distributor, LLC). – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 033-73140) filed April 27, 2007

i. Amendments dated as of May 28, 2007 and April 3, 2008 – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

ii. Amendment dated September 6, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

d. MML Funds

d1.    Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 2-39334) filed August 22, 2007

i. First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iv. Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A (File No. 2-39334) filed March 2, 2011

e. MML II Funds

e1.    Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-122804) filed April 30, 2008

i. First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iv. Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 333-122804) filed March 2, 2011

v. Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

f. Oppenheimer Funds

f1.    Participation Agreement as of May 1, 2006 and executed on November 20, 2007 (Oppenheimer

Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance

Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

i. Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

ii. Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iii. Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

g. Panorama Funds

g1.    Participation Agreement dated May 1, 2006, (Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

i. Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

ii. Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iii. Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

h. PIMCO Funds

h1.    Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendment effective as of June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii.      Termination, Agreement and Amendment dated and effective November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

h2.    Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

h3.    Services Agreement effective as of April 21, 2006 (PIMCO, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii. Shareholder Information Agreements:

a.      AIM Investment Services, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 executed on March 29, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

b.      Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

c.      ING Funds Services, LLC –effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

d.      MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

e.      MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

f.       OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

g.      PIMCO Variable Insurance Trust effective October 16, 2007 (Allianz Global Investors Distribution LLC and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i. Consent of Independent Registered Public Accounting Firm—KPMG LLP *

ii.      Powers of Attorney – Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010; and incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed in April, 2012

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 23, 2013, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy *

*	Filed herewith

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Cristóbal I. Conde, Director 255 E. 74th St., Apt. PH@ New York, NY 10021	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	H. Todd Stitzer, Director 243 Mooreland Road Kensington, CT 06037
Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Melvin Corbett, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer

1295 State Street

Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%)

c.	MML Plan Solutions, LLC (June 15, 2011), a Delaware limited liability company.

2.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.

a.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.)	MassMutual Corporate Value Limited (August 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

2.)	MassMutual Corporate Value Partners Ltd. (August 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

3.)	1279342 Ontario Limited (January 29, 1998), a Canadian corporation which previously operated as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

4.	MML Realty Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

5.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited - 50%.)

6.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited)

b.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC - .07%; MassMutual Holding LLC)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) SpA - 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 90.52%; MassMutual Asia Limited – 9.46%; and MassMutual Life Insurance Company - .02%).

1.)	Kamakura (GP) Ltd, a Cayman Islands general partnership (MassMutual Life Insurance Company holds 100% of the investment interests).

6.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

7.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

8.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

9.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

10.	MM Asset Management Holding LLC, A Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Babson Capital Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

3.)	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

4.)	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

a.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

5.)	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

i.	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

ii.	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

iii.	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

iv.	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is ownerd by Babson Capital Europe Limited.

v.	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

6.)	Cornerstone Real Estate Advisers LLC (January 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

b.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.)	Cornerstone Managing Directors Europe LLC, a Delaware limited liability company that is a non-member manger of Cornerstone Real Estate Advisers Europe Securities B.V.

d.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

i.	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

ii.	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. . (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

iii.	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

7.)	Wood Creek Capital Management LLC, a Delaware limited liability company that acts as an investment adviser.

a.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

b.)	Whitney Street Finance, LLC, a Delaware limited liability company that invests in a fund of a Wood Creek Capital Management LLC affiliate.

8.)	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

9.)	The following are investment-related and/or special purpose entities of Babson Capital Management LLC

1.	Babson Capital Core Fixed Income Management LLC, a Delaware limited liability corporation

2.	Babson Capital Cornerstone Managing Director Asia LLC, a Delaware limited liability corporation

3.	Babson Capital Floating Rate Income Fund Management LLC, a Delaware limited liability corporation

4.	Babson Capital Total Return Management LLC, a Delaware limited liability corporation

5.	Babson Capital Loan Partners I GP, LLC, a Delaware limited liability corporation

6.	Benton Street Advisors, Inc., a Cayman Island corporation

7.	Blue-Chip Multi-Strategy Management LLC, a Delaware limited liability corporation

8.	Credit Strategies Management LLC, a Delaware limited liability corporation

9.	Loan Strategies Management LLC, a Delaware limited liability corporation

10.	Mezzco LLC, a Delaware limited liability corporation

11.	Mezzco II LLC, a Delaware limited liability corporation

12.	Mezzco III LLC, a Delaware limited liability corporation

13.	Somerset Special Opportunities Management LLC, a Delaware limited liability corporation

14.	Winterset Management LLC, a Delaware limited liability corporation

b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MM Asset Management Holding LLC – 96.971%).

1.)	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado c corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

a.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation that currently has no operations.

b.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

d.)	Shareholder Financial Services, Inc. (November 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation that provides transfer agent services and currently has no clients.

f.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

g.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

h.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

i.	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

ii.	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

iii.	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

2.)	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 18, 1987), a New York-based investment services provider which specializes in hedge funds.

a.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

b.)	Tremont Partners, Inc. (1984) a Connecticut corporation that is a registered investment adviser.

c.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

d.)	Tremont GP, Inc., a Delaware corporation.

i.	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

c.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

1.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

i.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

ii.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

iii.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France SAS (July 24,1997), a company incorporated under the laws of France that handles distribution and client serives for qualified investors.

iii.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

iv.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

v.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

vi.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to offshore fund distribution business.

vii.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aaa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bbb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea turst Fund Ltd.’s undistributed funds.

ccc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ddd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

2.)	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company)

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Y.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc. and The Asia Pacific Fund, Inc.: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Corporate Bond Fund

•	Oppenheimer Currency Opportunities Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Emerging Markets Debt Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Multi Strategies Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Strategic Income Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer High Yield Opportunities Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Institutional Treasury Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer Core Bond Fund

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer Life Cycle Funds

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Fund®

•	Oppenheimer Main Street Select Fund®

•	Oppenheimer Main Street Small- & Mid-Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master Inflation Protected Securities Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer New Jersey Municipal Fund

•	Oppenheimer Pennsylvania Municipal Fund

•	Oppenheimer Rochester National Municipals

•	Oppenheimer Municipal Fund

•	Oppenheimer Limited Term Municipal Fund

•	Oppenheimer Portfolio Series

•	Active Allocation Fund

•	Conservative Investor Fund

•	Equity Investor Fund

•	Moderate Investor Fund

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Main Street Fund III®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Global Allocation Fund

•	Oppenheimer Quest Opportunity Value Fund

•	Oppenheimer Small- & Mid-Cap Value Fund

•	Oppenheimer International Value Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Intermediate Term Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Short Term Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Value Fund

•	Oppenheimer Short Duration Fund

•	Oppenheimer Small- & Mid-Cap Growth Fund

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA

•	Oppenheimer Capital Appreciation Fund/VA

•	Oppenheimer Core Bond Fund/VA

•	Oppenheimer Global Securities Fund/VA

•	Oppenheimer Global Strategic Income Fund/VA

•	Oppenheimer High Income Fund/VA

•	Oppenheimer Main Street Fund/VA

•	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

•	Oppenheimer Money Fund/VA

•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

•	Oppenheimer Value Fund/VA

•	Panorama Series Fund, Inc.

•	Growth Portfolio

•	Oppenheimer International Growth Fund/VA

•	Total Return Portfolio

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Limited Term New York Municipal Fund

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 29. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Domenic Luppino	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Charles Dana Tatro	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Craig Waddington Douglas Endorf	Variable Life Product Distribution Officer Executive Benefits Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082 100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Zayicek	National Sales Supervisor Vice President	200 Cape Cod Way Moorseville, NC 28117

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer, and Registered Options Principal	*

Domenic Luppino	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer, Assistant Vice President, and CRIA Operations Supervisor	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager, Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer	*

Elaine Sarsynski	RS Supervisor	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Assistant Vice President, Chief Privacy Officer, Business Strategy Officer	*

Matthew Verdi	Assistant Vice President and Due Diligence Supervisor	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Zayicek	National Sales Supervisor	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

John Rogan	Vice President	*

Jeffrey Sajdak	Vice President	*

Anthony Frogameni	Assistant Vice President	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Board Member	*

Melissa Millan	Variable Life Supervisor	**

Craig Waddington	Variable Life Product Distribution Officer	**

Charles Dana Tatro	Variable Annuity Product Distribution Officer Variable Annuity Supervisor	**

Michele White	Insurance Operations Supervisor	**

Douglas Endorf	Executive Benefits Supervisor Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$2,906	$84,605
MML Investors Services, LLC	$850,148	$1,219,142

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges to be deducted under the flexible premium adjustable variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 to Registration Statement No. 333-150916 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 23rd day of April, 2012.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

BY:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

ROGER W. CRANDALL*
By:	Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 333-150916 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 23, 2012
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 23, 2012

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 23, 2012

THOMAS C. BARRY* Thomas C. Barry	Director	April 23, 2012

CRISTÓBAL I. CONDE* Cristóbal I. Conde	Director	April 23, 2012

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 23, 2012

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 23, 2012

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 23, 2012

ROBERT ESSNER* Robert Essner	Director	April 23, 2012

ROBERT M. FUREK* Robert M. Furek	Director	April 23, 2012

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 23, 2012

CATHY E. MINEHAN*	Director	April 23, 2012
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 23, 2012

WILLIAM T. SPITZ* William T. Spitz	Director	April 23, 2012

H. TODD STITZER* H. Todd Stitzer	Director	April 23, 2012

/S/ JOHN E. DEITELBAUM		April 23, 2012
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit (c)	i.	a.	Amendments 1, 2, 3, 4, 5, 6, and 7 dated August 5, 1997, December 15, 1997, December 21, 1998, April 1, 2002, March 31, 2006, March 31, 2007, March 31, 2008 to MMLISI Underwriting and Servicing Agreement

	ii.	b.	Amendment No. 6 dated March 31, 2008 to MMLD Underwriting and Servicing Agreement

	iv.	Template for Insurance Products Distribution Agreement (version 12/09)

Exhibit (g)	i.	a.	3. Canada Life Assurance Company – Amendments effective August 1, 2008, July 1, 2011 and August 1, 2011

	ii.	a.	3. Munich American Reassurance – Amendments effective August 1, 2008 and August 1, 2011

	iii.	a.	3. RGA Reinsurance Company – Amendments effective August 1, 2008, February 28, 2011 and August 1, 2011

	iv.	a.	3. SCOR Global Life Reinsurance Company of America / XL Re Life America Inc. – Amendments effective August 1, 2008 and August 1, 2011

	v.	a.	3. Swiss Re Life & Health America, Inc. – Amendments effective August 1, 2008 and August 1, 2011

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm–KPMG LLP

Exhibit (q)	SEC Procedures Memorandum dated April 23, 2012, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy